Document and Entity Information (USD $) In Billions, except Share data	12 Months Ended
	Dec. 31, 2010	Feb. 22, 2011	Jun. 30, 2010
Document and Entity Information [Abstract]
Entity Registrant Name	AMERICAN EXPRESS CO
Entity Central Index Key	0000004962
Document Type	10-K
Document Period End Date	Dec 31, 2010
Amendment Flag	false
Document Fiscal Year Focus	2010
Document Fiscal Period Focus	FY
Current Fiscal Year End Date	--12-31
Entity Well-known Seasoned Issuer	Yes
Entity Voluntary Filers	No
Entity Current Reporting Status	Yes
Entity Filer Category	Large Accelerated Filer
Entity Public Float			$ 47.6
Entity Common Stock, Shares Outstanding		1,202,409,106

Consolidated Statements of Income (USD $) Share data in Millions, except Per Share data	12 Months Ended
	Dec. 31, 2010		Dec. 31, 2009		Dec. 31, 2008
Non-interest revenues
Discount revenue	$ 15,111,000,000		$ 13,389,000,000		$ 15,025,000,000
Net card fees	2,102,000,000		2,151,000,000		2,150,000,000
Travel commissions and fees	1,779,000,000		1,594,000,000		2,010,000,000
Other commissions and fees	2,031,000,000		1,778,000,000		2,307,000,000
Securitization income, net	0		400,000,000		1,070,000,000
Other	1,927,000,000		2,087,000,000		2,157,000,000
Total non-interest revenues	22,950,000,000		21,399,000,000		24,719,000,000
Interest income
Interest and fees on loans	6,783,000,000		4,468,000,000		6,159,000,000
Interest and dividends on investment securities	443,000,000		804,000,000		771,000,000
Deposits with banks and other	66,000,000		59,000,000		271,000,000
Total interest income	7,292,000,000		5,331,000,000		7,201,000,000
Interest expense
Deposits	546,000,000		425,000,000		454,000,000
Short-term borrowings	3,000,000		37,000,000		483,000,000
Long-term debt and other	1,874,000,000		1,745,000,000		2,618,000,000
Total interest expense	2,423,000,000		2,207,000,000		3,555,000,000
Net interest income	4,869,000,000		3,124,000,000		3,646,000,000
Total revenues net of interest expense	27,819,000,000		24,523,000,000		28,365,000,000
Provisions for losses
Charge card	595,000,000		857,000,000		1,363,000,000
Cardmember loans	1,527,000,000		4,266,000,000		4,231,000,000
Other	85,000,000		190,000,000		204,000,000
Total provisions for losses	2,207,000,000		5,313,000,000		5,798,000,000
Total revenues net of interest expense after provisions for losses	25,612,000,000	[1]	19,210,000,000		22,567,000,000
Expenses
Marketing, promotion, rewards and cardmember services	8,644,000,000		6,467,000,000		7,361,000,000
Salaries and employee benefits	5,566,000,000		5,080,000,000		6,090,000,000
Professional services	2,806,000,000		2,408,000,000		2,413,000,000
Other	2,632,000,000		2,414,000,000		3,122,000,000
Total	19,648,000,000		16,369,000,000		18,986,000,000
Pretax income (loss) from continuing operations	5,964,000,000	[2]	2,841,000,000	[2]	3,581,000,000	[2]
Income tax provision	1,907,000,000		704,000,000		710,000,000
Income from continuing operations	4,057,000,000		2,137,000,000		2,871,000,000
Loss from discontinued operations, net of tax	0		(7,000,000)		(172,000,000)
Net income	$ 4,057,000,000		$ 2,130,000,000		$ 2,699,000,000
Earnings per Common Share - Basic: (Note 18)
Income from continuing operations attributable to common shareholders	$ 3.37	[3]	$ 1.55	[1],[3]	$ 2.47	[3]
Loss from discontinued operations	$ 0		$ (0.01)		$ (0.14)
Net income attributable to common shareholders	$ 3.37	[3]	$ 1.54	[3]	$ 2.33	[3]
Earnings per Common Share - Diluted: (Note 18)
Income from continuing operations attributable to common shareholders	$ 3.35	[3]	$ 1.54	[3]	$ 2.47	[3]
Loss from discontinued operations, net of tax	$ 0		$ 0		$ (0.15)
Net income attributable to common shareholders	$ 3.35	[3]	$ 1.54	[3]	$ 2.32	[3]
Average common shares outstanding for earnings per common share:
Basic	1,188		1,168		1,154
Diluted	1,195		1,171		1,156

[1]	Upon adoption of new GAAP effective January 1, 2010, the Lending Trust was consolidated. The December 31, 2009 non-consolidated outstanding balance was $25.0 billion and the year-end stated rate was 0.87 percent.
[2]	The data in the above table is, in part, based upon internal allocations, which necessarily involve management's judgment. Certain revisions and reclassifications have been made to 2009 and 2008 to conform to 2010 classifications and internal allocation methodology.
[3]	Represents income from continuing operations or net income, as applicable, less (i) accelerated preferred dividend accretion of $212 million for the year ended December 31, 2009 due to the repurchase of $3.39 billion of preferred shares issued as part of the Capital Purchase Program (CPP), (ii) preferred share dividends and related accretion of $94 million for the year ended December 31, 2009, and (iii) earnings allocated to participating share awards and other items of $51 million, $22 million and $15 million for the years ended December 31, 2010, 2009 and 2008, respectively.

Consolidated Statements of Income (Parenthetical) (USD $)	12 Months Ended
	Dec. 31, 2009
Component of Operating Other Cost and Expense [Line Items]
Accelerated preferred dividend accretion	$ 74,000,000
Repurchase of American Express Series A preferred shares	(3,389,000,000)
Preferred share dividends and related accretion	(94,000,000)
Earnings allocated to participating share awards and other items	22,000,000	[1],[2]
Accretion Expense [Member]
Component of Operating Other Cost and Expense [Line Items]
Accelerated preferred dividend accretion	$ 212,000,000

[1]	The Company's unvested restricted stock awards, which include the right to receive non-forfeitable dividends or dividend equivalents, are considered participating securities. Calculations of EPS under the two-class method (i) exclude any dividends paid or owed on participating securities and any undistributed earnings considered to be attributable to participating securities from the numerator and (ii) exclude the participating securities from the denominator.
[2]	Amounts were not available for disclosure.

Consolidated Balance Sheets (USD $) In Millions	12 Months Ended
	Dec. 31, 2010		Dec. 31, 2009
Cash and cash equivalents
Cash and cash due from banks	$ 2,498		$ 1,525
Interest-bearing deposits in other banks (including securities purchased under resale agreements: 2010, $372; 2009, $212)	13,557		11,010
Short-term investment securities	654		4,064
Total	16,709		16,599
Accounts receivable
Cardmember receivables (includes gross receivables available to settle obligations of a consolidated variable interest entity: 2010, $ 8,192; 2009, $ 8,314), less reserves: 2010, $ 386; 2009, $ 546	36,880		33,197
Other receivables, less reserves: 2010, $175; 2009, $109	3,554	[1]	5,007	[1]
Loans
Cardmember loans (includes gross loans available to settle obligations of a consolidated variable interest entity: 2010, $ 34,726)(a), less reserves: 2010, $ 3,646; 2009, $ 3,268	57,204		29,504
Other, less reserves: 2010, $24; 2009, $27	412	[2]	506	[2]
Investment securities	14,010		20,700
Premises and equipment - at cost, less accumulated depreciation: 2010, $4,483; 2009, $4,130	2,905		2,782
Other assets (includes restricted cash of consolidated variable interest entities: 2010, $3,759; 2009, $1,799)(a)	15,368	[3]	15,400
Total assets	147,042		125,145
Liabilities
Customer deposits	29,727		26,289
Travelers Cheques outstanding	5,618		5,975
Accounts payable	9,691		9,063
Short-term borrowings	3,414	[4]	2,344	[4]
Long-term debt (includes debt issued by consolidated variable interest entities: 2010, $ 23,341 ; 2009, $ 4,970)	66,416	[5]	77,300
Other liabilities	15,946		14,730
Total liabilities	130,812		110,739
Commitments and contingencies (Note 24)
Shareholders' Equity
Common shares, $.20 par value, authorized 3.6 billion shares; issued and outstanding $1,197 million shares as of December 31, 2010 and 1,192 million shares as of December 31, 2009	238		237
Additional paid-in capital	11,937		11,144
Retained earnings	4,972		3,737
Accumulated other comprehensive (loss) income
Net unrealized securities gains, net of tax: 2010, $(19); 2009, $(291)	57		507
Net unrealized derivatives losses, net of tax: 2010, $4; 2009, $15	(7)		(28)
Foreign currency translation adjustments, net of tax: 2010, $405; 2009, $31	(503)		(722)
Net unrealized pension and other postretirement benefit losses, net of tax: 2010, $226; 2009, $244	(464)		(469)
Total accumulated other comprehensive loss	(917)		(712)
Total shareholders' equity	16,230		12,637
Total liabilities and shareholders' equity	147,042		125,145
Variable Interest Enterprise [Member]
Loans
Other assets (includes restricted cash of consolidated variable interest entities: 2010, $3,759; 2009, $1,799)(a)	3,759		1,799	[3]
Liabilities
Long-term debt (includes debt issued by consolidated variable interest entities: 2010, $ 23,341 ; 2009, $ 4,970)	23,341		4,970
Consolidated Balance Sheet Note [Abstract]
Total, undivided, pro rata interest in an unconsolidated variable interest entity			8,752
Cardmember loans, undivided, pro rata interest in an unconsolidated variable interest entity			8,033
Other assets, undivided, pro rata interest in an unconsolidated variable interest entity			719
Previously Reported [Member]
Loans
Investment securities			24,337
Other assets (includes restricted cash of consolidated variable interest entities: 2010, $3,759; 2009, $1,799)(a)			13,213	[3]
Liabilities
Long-term debt (includes debt issued by consolidated variable interest entities: 2010, $ 23,341 ; 2009, $ 4,970)			52,338
Accumulated other comprehensive (loss) income
Total shareholders' equity			$ 14,406

[1]	Other receivables primarily represent amounts due from the Company's travel customers and suppliers, third-party issuing partners, accrued interest on investments and other receivables due to the Company in the ordinary course of business. As of December 31, 2009, these amounts also include $1.9 billion of cash held in an unconsolidated VIE required for daily settlement requirements. Beginning January 1, 2010, this VIE is consolidated by the Company and cash held by this consolidated VIE is considered restricted cash included in other assets on the Company's Consolidated Balance Sheets. Refer to Note 7 for additional details.
[2]	Other loans primarily represent small business installment loans, a store card portfolio whose billed business is not processed on the Company's network and small business loans associated with the acquisition of CPS.
[3]	The balances as of December 31, 2009 include an undivided, pro-rata interest in an unconsolidated variable interest entity (historically referred to as "seller's interest") totaling $8,752, of which $8,033 is included in cardmember loans and $719 is included in other assets. Refer to Note 7 for additional details.
[4]	The Company did not have any federal funds purchased as of December 31, 2010 and 2009.
[5]	The outstanding balances include (i) unamortized discounts (ii) the impact of movements in exchange rates on foreign currency denominated debt ( $0.6 billion and $1.2 billion as of December 31, 2010 and 2009, respectively), and (iii) the impact of fair value hedge accounting on certain fixed rate notes that have been swapped to floating rate through the use of interest rate swaps. Under fair value hedge accounting, the outstanding balances on these fixed rate notes are adjusted to reflect the impact of changes in fair value due to changes in interest rates. As of December 31, 2010 and 2009, the impact on long-term debt due to fair value hedge accounting was an increase of $0.8 billion and $0.6 billion, respectively. Refer to Note 12 for more details on the Company?s treatment of fair value hedges.

Consolidated Balance Sheets (Parenthetical) (USD $)	Dec. 31, 2010		Dec. 31, 2009
Variable Interest [Line Items]
Other assets, restricted cash of consolidated variable interest entities	$ 15,368,000,000	[1]	$ 15,400,000,000
Long-term debt, debt issued by consolidated variable interest entities	66,416,000,000	[2]	77,300,000,000
Cash and cash equivalents
Securities purchased under resale agreements	372,000,000		212,000,000
Accounts receivable
Cardmember receivables, reserves	386,000,000	[3]	546,000,000
Other receivables, reserves	175,000,000		109,000,000
Loans
Cardmember loans, reserves	3,646,000,000		5,799,000,000
Other loans, reserves	24,000,000		27,000,000
Premises and equipment, accumulated depreciation	4,483,000,000		4,130,000,000
Shareholders' Equity
Common shares, par value	$ 0.2		$ 0.2
Common shares, authorized	3,600,000,000	[4]	3,600,000,000	[4]
Common shares, issued	1,197,000,000		1,192,000,000
Common shares, outstanding	1,197,000,000		1,192,000,000
Accumulated other comprehensive (loss) income
Net unrealized securities gains, tax	(19,000,000)		(291,000,000)
Net unrealized derivatives losses, tax	4,000,000		15,000,000
Foreign currency translation adjustments, tax	405,000,000		31,000,000
Net unrealized pension and other postretirement benefit costs, tax	226,000,000		244,000,000
Variable Interest Enterprise [Member]
Variable Interest [Line Items]
Cardmember receivables	8,192,000,000		8,314,000,000
Other assets, restricted cash of consolidated variable interest entities	3,759,000,000		1,799,000,000	[1]
Long-term debt, debt issued by consolidated variable interest entities	23,341,000,000		4,970,000,000
Variable Interest Enterprise [Member] | U.S. Card Services [Member]
Variable Interest [Line Items]
Cardmember loans, gross loans of a consolidated variable interest entity			0
U.S. Card Services [Member]
Variable Interest [Line Items]
Cardmember receivables	7,700,000,000		7,800,000,000
Cardmember loans, gross loans of a consolidated variable interest entity	$ 34,726,000,000	[1]

[1]	The balances as of December 31, 2009 include an undivided, pro-rata interest in an unconsolidated variable interest entity (historically referred to as "seller's interest") totaling $8,752, of which $8,033 is included in cardmember loans and $719 is included in other assets. Refer to Note 7 for additional details.
[2]	The outstanding balances include (i) unamortized discounts (ii) the impact of movements in exchange rates on foreign currency denominated debt ( $0.6 billion and $1.2 billion as of December 31, 2010 and 2009, respectively), and (iii) the impact of fair value hedge accounting on certain fixed rate notes that have been swapped to floating rate through the use of interest rate swaps. Under fair value hedge accounting, the outstanding balances on these fixed rate notes are adjusted to reflect the impact of changes in fair value due to changes in interest rates. As of December 31, 2010 and 2009, the impact on long-term debt due to fair value hedge accounting was an increase of $0.8 billion and $0.6 billion, respectively. Refer to Note 12 for more details on the Company?s treatment of fair value hedges.
[3]	Upon adoption of new GAAP effective January 1, 2010, the Lending Trust was consolidated. The December 31, 2009 non-consolidated outstanding balance was $25.0 billion and the year-end stated rate was 0.87 percent.
[4]	Of the common shares authorized but unissued as of December 31, 2010, approximately 104 million shares were reserved for issuance under employee stock and employee benefit plans.

Consolidated Statements of Cash Flows (USD $)	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009		Dec. 31, 2008
Cash Flows from Operating Activities
Net income	$ 4,057,000,000	$ 2,130,000,000		$ 2,699,000,000
Loss from discontinued operations, net of tax	0	7,000,000		172,000,000
Income from continuing operations	4,057,000,000	2,137,000,000		2,871,000,000
Adjustments to reconcile income from continuing operations to net cash provided by operating activities
Provisions for losses	2,207,000,000	5,313,000,000		5,798,000,000
Depreciation and amortization	917,000,000	1,070,000,000		712,000,000
Deferred taxes, acquisition costs and other	1,135,000,000	(1,429,000,000)		442,000,000
Stock-based compensation	287,000,000	230,000,000		256,000,000
Changes in operating assets and liabilities, net of effects of acquisitions and dispositions:
Other receivables	(498,000,000)	(730,000,000)		101,000,000
Other assets	(590,000,000)	526,000,000		(2,256,000,000)	[1]
Accounts payable and other liabilities	2,090,000,000	(98,000,000)		490,000,000
Travelers Cheques outstanding	(317,000,000)	(449,000,000)		(770,000,000)
Net cash (used in) provided by operating activities attributable to discontinued operations	0	(233,000,000)		129,000,000
Net cash provided by operating activities	9,288,000,000	6,337,000,000		7,773,000,000
Cash Flows from Investing Activities
Sale of investments	2,196,000,000	2,930,000,000		4,657,000,000
Maturity and redemption of investments	12,066,000,000	2,900,000,000		9,620,000,000
Purchase of investments	(7,804,000,000)	(13,719,000,000)		(14,724,000,000)
Net (increase) decrease in cardmember loans/receivables	(6,389,000,000)	6,154,000,000		5,940,000,000
Proceeds from cardmember loan securitizations	0	2,244,000,000		9,619,000,000
Maturities of cardmember loan securitizations	0	(4,800,000,000)		(4,670,000,000)
Purchase of premises and equipment	(887,000,000)	(772,000,000)		(977,000,000)
Sale of premises and equipment	9,000,000	50,000,000		27,000,000
Acquisitions/Dispositions, net of cash acquired	(400,000,000)	0		(4,589,000,000)
Net (increase) decrease in restricted cash	(20,000,000)	(1,935,000,000)		33,000,000
Net cash provided by investing activities attributable to discontinued operations	0	196,000,000		2,625,000,000
Net cash (used in) provided by investing activities	(1,229,000,000)	(6,752,000,000)		7,561,000,000
Cash Flows from Financing Activities
Net increase in customer deposits	3,406,000,000	11,037,000,000	[2]	358,000,000
Net increase (decrease) in short-term borrowings	1,056,000,000	(6,574,000,000)		(8,693,000,000)
Issuance of long-term debt	5,918,000,000	6,697,000,000		19,213,000,000
Principal payments on long-term debt	(17,670,000,000)	(15,197,000,000)		(13,787,000,000)
Issuance of American Express Series A preferred shares and warrants	0	3,389,000,000		0
Issuance of American Express common shares	663,000,000	614,000,000		176,000,000
Repurchase of American Express Series A preferred shares	0	(3,389,000,000)		0
Repurchase of American Express stock warrants	0	(340,000,000)		0
Repurchase of American Express common shares	(590,000,000)	0		(218,000,000)
Dividends paid	(867,000,000)	(924,000,000)		(836,000,000)
Net cash provided by (used in) financing activities attributable to discontinued operations	0	40,000,000		(6,653,000,000)
Net cash used in financing activities	(8,084,000,000)	(4,647,000,000)		(10,440,000,000)
Effect of exchange rate changes on cash	135,000,000	7,000,000		20,000,000
Net increase (decrease) in cash and cash equivalents	110,000,000	(5,055,000,000)		4,914,000,000
Cash and cash equivalents at beginning of year includes cash of discontinued operations: 2010, $0; 2009, $3; 2008, $6,390	16,599,000,000	21,654,000,000		16,740,000,000
Cash and cash equivalents at end of year includes cash of discontinued operations: 2010, $0; 2009, $0; 2008, $3	$ 16,709,000,000	$ 16,599,000,000		$ 21,654,000,000

[1]	Upon adoption of new GAAP effective January 1, 2010, the Lending Trust was consolidated. The December 31, 2009 non-consolidated outstanding balance was $25.0 billion and the year-end stated rate was 0.87 percent.
[2]	The maturity date will automatically be extended to September 1, 2066, except in the case of either (i) a prior redemption or (ii) a default. See further discussion below.

Consolidated Statements of Cash Flows (Parenthetical) (USD $) In Millions	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2007
Cash and cash equivalents at beginning of year includes cash of discontinued operations: 2010, $0; 2009, $3; 2008, $6,390	$ 16,709	$ 16,599	$ 21,654	$ 16,740
Segment, Discontinued Operations [Member]
Cash and cash equivalents at beginning of year includes cash of discontinued operations: 2010, $0; 2009, $3; 2008, $6,390	$ 0	$ 0	$ 3	$ 6,390

Consolidated Statements of Shareholders' Equity (USD $)	Preferred Shares	Preferred Shares Previously Reported Balance [Member]	Common Shares	Common Shares Previously Reported Balance [Member]	Additional Paid-in Capital	Additional Paid-in Capital Previously Reported Balance [Member]	Accumulated Other Comprehensive (Loss) Income [Member]	Accumulated Other Comprehensive (Loss) Income [Member] Previously Reported Balance [Member]	Accumulated Other Comprehensive (Loss) Income [Member] Adjustments to Previously Reported Balance [Member]	Retained Earnings	Retained Earnings Previously Reported Balance [Member]	Retained Earnings Adjustments to Previously Reported Balance [Member]	Previously Reported Balance [Member]	Adjustments to Previously Reported Balance [Member]	Total
Beginning Balance at Dec. 31, 2007	$ 0		$ 232,000,000		$ 10,164,000,000		$ (442,000,000)			$ 1,075,000,000					$ 11,029,000,000
Comprehensive income
Net income										2,699,000,000					2,699,000,000
Change in net unrealized securities gains							(711,000,000)								(711,000,000)
Change in net unrealized derivative (losses) gains							(9,000,000)								(9,000,000)
Foreign currency translation adjustments							(113,000,000)								(113,000,000)
Change in net unrealized pension and other postretirement benefit losses							(334,000,000)								(334,000,000)
Total comprehensive income															1,532,000,000
Repurchase of common shares			(1,000,000)		(42,000,000)					(175,000,000)					(218,000,000)
Other changes, primarily employee plans			1,000,000		374,000,000		3,000,000			(44,000,000)					334,000,000
Cash divididends declared
Common, $0.72 per share										(836,000,000)					(836,000,000)
Ending Balance at Dec. 31, 2008	0		232,000,000		10,496,000,000		(1,606,000,000)			2,719,000,000					11,841,000,000
Comprehensive income
Net income										2,130,000,000					2,130,000,000
Change in net unrealized securities gains							1,206,000,000								1,206,000,000
Change in net unrealized derivative (losses) gains							52,000,000								52,000,000
Foreign currency translation adjustments							(354,000,000)								(354,000,000)
Change in net unrealized pension and other postretirement benefit losses							(10,000,000)								(10,000,000)
Total comprehensive income															3,024,000,000
Issuance of preferred shares and common stock warrants	3,157,000,000				232,000,000										3,389,000,000
Preferred share accretion	232,000,000									(232,000,000)					0
Repurchase of American Express Series A preferred shares	(3,389,000,000)														(3,389,000,000)
Repurchase of American Express stock warrants					(232,000,000)					(108,000,000)					(340,000,000)
Issuance of common shares			4,000,000		527,000,000										531,000,000
Other changes, primarily employee plans			1,000,000		121,000,000					157,000,000					279,000,000
Cash divididends declared
Preferred shares										(74,000,000)					(74,000,000)
Common, $0.72 per share										(855,000,000)					(855,000,000)
Ending Balance at Dec. 31, 2009	0	0	237,000,000	237,000,000	11,144,000,000	11,144,000,000	(1,027,000,000)	(712,000,000)	(315,000,000)	2,283,000,000	3,737,000,000	(1,454,000,000)	14,406,000,000	(1,769,000,000)	12,637,000,000
Comprehensive income
Net income										4,057,000,000					4,057,000,000
Change in net unrealized securities gains							(135,000,000)								(135,000,000)
Change in net unrealized derivative (losses) gains							21,000,000								21,000,000
Foreign currency translation adjustments							219,000,000								219,000,000
Change in net unrealized pension and other postretirement benefit losses							5,000,000								5,000,000
Total comprehensive income															4,167,000,000
Issuance of common shares			(3,000,000)		(132,000,000)					(455,000,000)					(590,000,000)
Other changes, primarily employee plans			4,000,000		925,000,000					(46,000,000)					883,000,000
Cash divididends declared
Common, $0.72 per share										(867,000,000)					(867,000,000)
Ending Balance at Dec. 31, 2010	$ 0		$ 238,000,000		$ 11,937,000,000		$ (917,000,000)			$ 4,972,000,000					$ 16,230,000,000

Consolidated Statements of Shareholders' Equity (Parenthetical) (USD $)	3 Months Ended														12 Months Ended
	Dec. 31, 2010		Sep. 30, 2010		Jun. 30, 2010		Mar. 31, 2010	Dec. 31, 2009		Sep. 30, 2009		Jun. 30, 2009		Mar. 31, 2009	Dec. 31, 2010	Dec. 31, 2008
Cash divididends declared
Common stock, dividend per share	$ 0.18	[1]	$ 0.18	[2]	$ 0.18	[2]	$ 0.18	$ 0.18	[3]	$ 0.18	[2]	$ 0.18	[2],[3]	$ 0.18	$ 0.72	$ 0.72

[1]	The results of operations for the quarter ended December 31, 2010 include restructuring charges in the amount of $98 million. Refer to Note 16 for further discussion of these items.
[2]	The results for the quarter ended September 30, 2009 include (i) a $135 million benefit representing the correction of an error related to the accounting for cumulative translation adjustments associated with a net investment in foreign subsidiaries and (ii) a $45 million benefit resulting from the change in the fair value of certain forward exchange contracts. The results of operations for the quarter ended June 30, 2009 include a $59 million benefit related to the completion of certain account reconciliations. Refer to Note 19 for further discussion of these items.
[3]	The results of operations for the quarter ended June 30, 2009 include restructuring charges in the amount of $199 million. Refer to Note 16 for further discussion of these items.

Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2010
Summary of Significant Accounting Policies [Abstract]
Summary of Significant Accounting Policies

NOTE 1
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

THE COMPANY
American Express is a global service company that provides customers with access to products, insights and experiences that enrich lives and build business success. The Company’s principal products and services are charge and credit payment card products and travel-related services offered to consumers and businesses around the world. The Company’s various products and services are sold globally to diverse customer groups, including consumers, small businesses, mid-sized companies and large corporations. These products and services are sold through various channels, including direct mail, on-line applications, targeted direct and third-party sales forces and direct response advertising.

PRINCIPLES OF CONSOLIDATION
The Consolidated Financial Statements of the Company are prepared in conformity with U.S. generally accepted accounting principles (GAAP). All significant intercompany transactions are eliminated.
The Company consolidates all entities in which the Company holds a “controlling financial interest.” For voting interest entities, the Company is considered to hold a controlling financial interest when the Company is able to exercise control over the investees’ operating and financial decisions. For variable interest entities (VIEs), the Company is considered to hold a controlling financial interest when it is determined to be the primary beneficiary. Prior to the adoption of ASU No. 2009-17, Consolidation (Topic 810): Improvements to Financial Reporting by Enterprises Involved with Variable Interest Entities (effective January 1, 2010), a primary beneficiary was the party that absorbs a majority of the VIE’s expected losses or receive a majority of the VIE’s expected residual returns. For VIEs, subsequent to the adoption of ASU No. 2009-17, a primary beneficiary is a party that has both: (1) the power to direct the activities of a VIE that most significantly impact that entity’s economic performance, and (2) the obligation to absorb losses, or the right to receive benefits, from the VIE that could potentially be significant to the VIE. The determination of whether an entity is a VIE is based on the amount and characteristics of the entity’s equity.
Entities in which the Company’s voting interest in common equity does not provide the Company with control, but allows the Company to exert significant influence over their financial and operating decisions are accounted for under the equity method. All other investments in equity securities, to the extent that they are not considered marketable securities, are accounted for under the cost method.

FOREIGN CURRENCY
Assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon exchange rates prevailing at the end of each year. The resulting translation adjustments, along with any related qualifying hedge and tax effects, are included in accumulated other comprehensive (loss) income (AOCI), a component of shareholders’ equity. Translation adjustments, including qualifying hedge and tax effects, are reclassified to earnings upon the sale or substantial liquidation of investments in foreign operations. Revenues and expenses are translated at the average month-end exchange rates during the year. Gains and losses related to transactions in a currency other than the functional currency, including operations outside the U.S. where the functional currency is the U.S. dollar, are reported net in the Company’s Consolidated Statements of Income, in other non-interest revenue, interest income, interest expense, or other, net expense, depending on the nature of the activity. Net foreign currency transaction gains amounted to approximately  $138 million,  $205 million and  $15 million in 2010, 2009 and 2008, respectively.

AMOUNTS BASED ON ESTIMATES AND
ASSUMPTIONS
Accounting estimates are an integral part of the Consolidated Financial Statements. These estimates are based, in part, on management’s assumptions concerning future events. Among the more significant assumptions are those that relate to reserves for cardmember losses relating to loans and charge card receivables, reserves for Membership Rewards costs, fair value measurement, goodwill and income taxes. These accounting estimates reflect the best judgment of management, but actual results could differ.

TOTAL REVENUES NET OF INTEREST EXPENSE

Discount Revenue
Discount revenue represents fees charged to merchants with which the Company, or its GNS partners, has entered into card acceptance agreements for facilitating transactions between the merchants and the Company’s cardmembers. The discount generally is deducted from the payment to the merchant and recorded as discount revenue at the time the charge is captured.

Net Card Fees
Card fees are deferred and recognized on a straight-line basis over the 12-month card membership period, net of deferred direct card acquisition costs and a reserve for projected membership cancellations. Charge card fees are recognized in net card fees in the Consolidated Statements of Income and the unamortized net card fee balance is reported in other liabilities on the Consolidated Balance Sheets (refer to Note 11). Loan product fees are considered an enhancement to the yield on the product, and are recognized in interest and fees on loans in the Consolidated Statements of Income. The unamortized net card fee balance for lending products is reported net in cardmember loans on the Consolidated Balance Sheets (refer to Note 4).

Travel Commissions and Fees
The Company earns travel commissions and fees by charging clients transaction or management fees for selling and arranging travel and for travel management services. Client transaction fee revenue is recognized at the time the client books the travel arrangements. Travel management services revenue is recognized over the contractual term of the agreement. The Company’s travel suppliers (for example, airlines, hotels and car rental companies) pay commissions and fees on tickets issued, sales and other services based on contractual agreements. Commissions and fees from travel suppliers are generally recognized at the time a ticket is purchased or over the term of the contract. Commissions and fees that are based on services rendered (for example, hotel stays and car rentals) are recognized based on usage.

Other Commissions and Fees
Other commissions and fees include foreign currency conversion fees, delinquency fees, service fees and other card related assessments, which are recognized primarily in the period in which they are charged to the cardmember. Also included are fees related to the Company’s Membership Rewards program, which are deferred and recognized over the period covered by the fee. The unamortized Membership Rewards fee balance is included in other liabilities on the Consolidated Balance Sheets (refer to Note 11).

Contra-revenue
The Company regularly makes payments through contractual arrangements with merchants, commercial card clients and certain other customers (collectively the “customers”). Payments to customers are generally classified as contra-revenue unless a specifically identifiable benefit (e.g., goods or services) is received by the Company in consideration for that payment and the fair value of such benefit is determinable and measurable. If no such benefit is identified, then the entire payment is classified as contra-revenue and included within total non-interest revenues in the Consolidated Statements of Income in the line item where the related transaction revenues are recorded (e.g., discount revenue, travel commissions and fees and other commissions and fees). If such a benefit is identified, then the payment is classified as expense up to the estimated fair value of the benefit.

Interest Income
Interest on loans owned is assessed using the average daily balance method. Interest is recognized based upon the loan principal amount outstanding in accordance with the terms of the applicable account agreement until the outstanding balance is paid or written-off.
Interest and dividends on investment securities primarily relates to the Company’s performing fixed-income securities.
Interest income is accrued as earned using the effective interest method, which adjusts the yield for security premiums and discounts, fees and other payments, so that a constant rate of return is recognized on the investment security’s outstanding balance. Amounts are recognized until such time as a security is in default or when it is likely that future interest payments will not be received as scheduled.
Interest on deposits with banks and other is recognized as earned, and primarily relates to the placement of cash in interest-bearing time deposits, overnight sweep accounts, and other interest-bearing demand and call accounts.

Interest Expense
Interest expense includes interest incurred primarily to fund cardmember loans, charge card product receivables, general corporate purposes, and liquidity needs, and is recognized as incurred. Interest expense is divided principally into three categories: (i) deposits, which primarily relates to interest expense on deposits taken from customers and institutions, (ii) short-term borrowings, which primarily relates to interest expense on commercial paper, federal funds purchased, bank overdrafts and other short-term borrowings, and (iii) long-term debt, which primarily relates to interest expense on the Company’s long-term financing.

BALANCE SHEET

Cash and Cash Equivalents
Cash and cash equivalents include cash and amounts due from banks, interest-bearing bank balances, including securities purchased under resale agreements and other highly liquid investments with original maturities of 90 days or less.

Premises and Equipment
Premises and equipment, including leasehold improvements, are carried at cost less accumulated depreciation. Costs incurred during construction are capitalized and are depreciated once an asset is placed in service. Depreciation is generally computed using the straight-line method over the estimated useful lives of assets, which range from 3 to 8 years for equipment. Premises are depreciated based upon their estimated useful life at the acquisition date, which generally ranges from 40 to 60 years.
Leasehold improvements are depreciated using the straight-line method over the lesser of the remaining term of the leased facility or the economic life of the improvement, which ranges from 5 to 10 years. The Company maintains operating leases worldwide for facilities and equipment. Rent expense for facility leases is recognized ratably over the lease term, and is calculated to include adjustments for rent concessions, rent escalations and leasehold improvement allowances. The Company accounts for lease restoration obligations in accordance with applicable GAAP, which requires recognition of the fair value of restoration liabilities when incurred, and amortization of capitalized restoration costs over the lease term.

Software development costs
The Company capitalizes certain costs associated with the acquisition or development of internal-use software. Once the software is ready for its intended use, these costs are amortized on a straight-line basis over the software’s estimated useful life, generally 5 years.

OTHER SIGNIFICANT ACCOUNTING POLICIES
The following table identifies the Company’s other significant accounting policies, the Note and page where a detailed description of each policy can be found.

Note
Significant Accounting Policy	Number	Note Title	Page

Fair Value Measurements	Note 3	Fair Values	Page 76
Accounts Receivable	Note 4	Accounts Receivable and Loans	Page 78
Loans	Note 4	Accounts Receivable and Loans	Page 78
Reserves for Losses	Note 5	Reserves for Losses	Page 81
Investment Securities	Note 6	Investment Securities	Page 83
Securitization Income, Net; and Asset Securitization	Note 7	Asset Securitizations	Page 85
Goodwill and Other Intangible Assets	Note 8	Other Assets	Page 87
Membership Rewards	Note 11	Other Liabilities	Page 92
Derivative Financial Instruments and Hedging Activities	Note 12	Derivatives and Hedging Activities	Page 92
Income Taxes	Note 17	Income Taxes	Page 101
Other Non-Interest Revenues	Note 19	Details of Certain Consolidated Statements of Income Lines	Page 103
Other, Net Expense	Note 19	Details of Certain Consolidated Statements of Income Lines	Page 103
Stock-based Compensation	Note 20	Stock Plans	Page 104
Legal Contingencies	Note 24	Commitments and Contingencies	Page 113
Reportable Operating Segments	Note 25	Reportable Operating Segments and Geographic Operations	Page 114

RECENTLY ISSUED ACCOUNTING STANDARDS
The Financial Accounting Standards Board (FASB) recently issued Accounting Standards Update (ASU) No. 2010-20, Receivables (Topic 310): Disclosures about the Credit Quality of Financing Receivables and the Allowance for Credit Losses. This standard is intended to provide additional information to assist financial statement users in assessing an entity’s credit risk exposures and evaluating the adequacy of its allowance for credit losses. As such, the standard amends existing guidance by requiring an entity to provide a greater level of disaggregated information about its financing receivables and its allowance for credit losses and includes new disclosures such as credit quality indicators, past due information and additional impaired loan data. Effective December 31, 2010, the Company adopted these amendments except for disclosures of activity within periods, which become effective for periods beginning January 1, 2011. Additionally, certain new disclosures for Troubled Debt Restructurings were not implemented because such disclosures have been deferred by ASU No. 2011-01, Receivables (Topic 310): Deferral of the Effective Date of Disclosures about Troubled Debt Restructurings in Update No. 2010-20, and are expected to be effective for periods beginning April 1, 2011.

In addition, the Company adopted the following standards:

•	ASU No. 2009-16, Transfers and Servicing (Topic 860): Accounting for Transfers of Financial Assets, and

•	ASU No. 2009-17, Consolidations (Topic 810): Improvements to Financial Reporting by Enterprises Involved with Variable Interest Entities.

These standards (generally referred to herein as new GAAP effective January 1, 2010) eliminated the concept of a qualifying special purpose entity (QSPE), therefore requiring these entities to be evaluated under the accounting guidance for consolidation of VIEs. In addition, ASU 2009-17 required an entity to reconsider its previous consolidation conclusions reached under the VIE consolidation model, including (i) whether an entity is a VIE, (ii) whether the enterprise is the VIE’s primary beneficiary, and (iii) the required financial statement disclosures.
Upon adoption of ASU 2009-16 and ASU 2009-17, the Company was required to change its accounting for the American Express Credit Account Master Trust (the Lending Trust), a previously unconsolidated VIE, which is now consolidated. As a result, beginning January 1, 2010, the securitized cardmember loans and related debt securities issued to third parties by the Lending Trust are included on the Company’s Consolidated Balance Sheet. The Company continues to consolidate the American Express Issuance Trust (the Charge Trust). Prior period results have not been revised for the change in accounting for the Lending Trust. Refer to Note 7 for further discussion.

CLASSIFICATION OF CASH BALANCES
The Company determined that in periods prior to June 30, 2010, the Company misclassified certain book overdraft balances against cash balances on its Consolidated Balance Sheets. Such overdraft balances, which arise in the normal course of the Company’s business activities, should have been classified as either accounts payable or other liabilities, depending on the underlying nature of the account. The Company has evaluated the effects of these misclassifications and concluded that they are not, individually or in the aggregate, material to any of the Company’s previously issued quarterly or annual Consolidated Financial Statements. Nevertheless, the Company has elected to revise in this report and future filings its Consolidated Balance Sheet and Consolidated Statements of Cash Flows to correct the effects of these misclassifications.

The amounts on the Consolidated Balance Sheet as of December 31, 2009 that have been revised are summarized below:

(Millions)	Previously Reported	As Revised

Cash and cash equivalents	$15,542	$16,599
Accounts payable	8,926	9,063
Other liabilities	13,810	14,730

These balance sheet misclassifications further impacted amounts previously reported in prior period Consolidated Statements of Cash Flows, as summarized below:

	Year Ended		Year Ended
	December 31, 2009		December 31, 2008
	As		As
	Previously	As	Previously	As
(Billions)	Reported	Revised	Reported	Revised

Change in accounts payable and other liabilities	$—	$(0.1)	$0.9	$0.5
Net cash provided by operating activities	6.4	6.3	8.1	7.8
Net (decrease) increase in cash and cash equivalents	(5.0)	(5.1)	5.3	4.9

Certain other reclassifications of prior period amounts have been made to conform to the current presentation.

Acquisitions and Discontinued Operations	12 Months Ended
Dec. 31, 2010
Acquisitions and Discontinued Operations [Abstract]
Acquisitions and Discontinued Operations

NOTE 2

ACQUISITIONS AND DISCONTINUED OPERATIONS

ACQUISITIONS
During the course of the year, the Company purchased Accertify (November 10, 2010) and Revolution Money (January 15, 2010) for a total consideration of  $151 million and  $305 million, respectively. Accertify is an on-line fraud solution provider and Revolution Money is a provider of secure person-to-person payment services through an internet-based platform. These acquisitions did not have a significant impact on either the Company’s consolidated results of operations or the segments in which they are reflected for the year ended December 31, 2010.
On March 28, 2008, the Company purchased Corporate Payment Services (CPS), General Electric Company’s commercial card and corporate purchasing business unit.

The following table summarizes the assets acquired and liabilities assumed for these acquisitions as of the acquisition dates:

			Corporate
		Revolution	Payment
(Millions)	Accertify	Money	Services

Goodwill	$131	$184	$818
Definite-lived intangible assets	15	119	232
Other assets	11	7	1,259

Total assets	157	310	2,309
Total liabilities	6	5	65

Net assets acquired	$151	$305	$2,244

		Corporate
Reportable operating segment	GNMS	& Other	GCS	(a)

(a)	An insignificant portion of the receivables and intangible assets are also allocated to the USCS reportable operating segment.

DISCONTINUED OPERATIONS
On September 18, 2007, the Company entered into an agreement to sell its international banking subsidiary, American Express Bank Ltd. (AEB) to Standard Chartered PLC (Standard Chartered) and to sell American Express International Deposit Company (AEIDC) through a put/call agreement to Standard Chartered 18 months after the close of the AEB sale. The sale of AEB was completed on February 29, 2008. In the third quarter of 2008, AEIDC qualified to be reported as a discontinued operation. The sale of AEIDC was completed on September 10, 2009.
As of and for the years ended December 31, 2009 and 2008, all of the operating results, assets and liabilities, and cash flows of AEB (except for certain components of AEB that were not sold) and AEIDC have been removed from the Corporate & Other segment and are presented separately in discontinued operations in the Company’s Consolidated Financial Statements. The Notes to the Consolidated Financial Statements have been adjusted to exclude discontinued operations unless otherwise noted.

Fair Values	12 Months Ended
Dec. 31, 2010
Fair Values [Abstract]
Fair Values
NOTE 3
FAIR VALUES
Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in an orderly transaction between market participants at the measurement date, and is based on the Company’s principal or most advantageous market for the specific asset or liability.
GAAP provides for a three-level hierarchy of inputs to valuation techniques used to measure fair value, defined as follows:

•	Level 1 — Inputs that are quoted prices (unadjusted) for identical assets or liabilities in active markets.

•	Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability, including:

–	Quoted prices for similar assets or liabilities in active markets

–	Quoted prices for identical or similar assets or liabilities in markets that are not active

–	Inputs other than quoted prices that are observable for the asset or liability

–	Inputs that are derived principally from or corroborated by observable market data by correlation or other means

•	Level 3 — Inputs that are unobservable and reflect the Company’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances (e.g., internally derived assumptions surrounding the timing and amount of expected cash flows).

The following table summarizes the Company’s financial assets and financial liabilities measured at fair value on a recurring basis, categorized by GAAP’s valuation hierarchy (as described in the preceding paragraphs), as of December 31:

	2010				2009
(Millions)	Total	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3

Assets:
Investment securities:(a)
Equity securities	$475	$475	$—	$—	$530	$530	$—	$—
Retained subordinated securities(b)	—	—	—	—	3,599	—	—	3,599
Debt securities and other	13,535	—	13,535	—	20,208	—	20,208	—
Interest-only strip(b)	—	—	—	—	20	—	—	20
Derivatives(c)	1,089	—	1,089	—	833	—	833	—

Total assets	$15,099	$475	$14,624	$—	$25,190	$530	$21,041	$3,619

Liabilities:
Derivatives(c)	$419	$—	$419	$—	$283	$—	$283	$—

Total liabilities	$419	$—	$419	$—	$283	$—	$283	$—

(a)	Refer to Note 6 for the fair values of investment securities on a further disaggregated basis.
(b)	As a result of new GAAP effective January 1, 2010, the Company no longer presents the retained subordinated securities and interest-only strip within its Consolidated Financial Statements in periods subsequent to December 31, 2009. Refer to Note 7 for further details.
(c)	Refer to Note 12 for the fair values of derivative assets and liabilities on a further disaggregated basis. While derivative assets and derivative liabilities are presented gross in the table above, GAAP permits the netting of derivative assets and derivative liabilities when a legally enforceable master netting agreement exists between the Company and its derivative counterparty. As of December 31, 2010 and 2009, $18 million and $33 million, respectively, of derivative assets and liabilities have been offset and presented net on the Consolidated Balance Sheets.

The table below presents a reconciliation of all assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of December 31, 2009, including realized and unrealized gains (losses) included in earnings and AOCI:

	2009(a)
	Investments — Retained		Other Assets —
(Millions)	Subordinated Securities		Interest-Only Strip

Beginning fair value, January 1	$744		$32
Increases in securitized loans(b)	1,760		—
Unrealized and realized gains (losses)	1,095	(c)	(12	)(d)

Ending fair value, December 31	$3,599		$20

(a)	The Company did not measure any financial instruments at fair value using significantly unobservable inputs (Level 3) during the year ended December 31, 2010.
(b)	Represents cost basis of securitized loans.
(c)	Included in AOCI, net of taxes.
(d)	Included in securitization income, net.

GAAP requires disclosure of the estimated fair value of all financial instruments. A financial instrument is defined as cash, evidence of an ownership in an entity, or a contract between two entities to deliver cash or another financial instrument or to exchange other financial instruments. The disclosure requirements for the fair value of financial instruments exclude leases, equity method investments, affiliate investments, pension and benefit obligations, insurance contracts and all non-financial instruments.

VALUATION TECHNIQUES USED IN MEASURING FAIR VALUE
For the financial assets and liabilities measured at fair value on a recurring basis (categorized in the valuation hierarchy table on the previous page) the Company applies the following valuation techniques to measure fair value:

Investment Securities (Excluding Retained Subordinated
Securities and the Interest-Only Strip)

•	When available, quoted market prices in active markets are used to determine fair value. Such investment securities are classified within Level 1 of the fair value hierarchy.

•	When quoted prices in an active market are not available, the fair values for the Company’s investment securities are obtained primarily from pricing services engaged by the Company, and the Company receives one price for each security. The fair values provided by the pricing services are estimated using pricing models, where the inputs to those models are based on observable market inputs. The inputs to the valuation techniques applied by the pricing services vary depending on the type of security being priced but are typically benchmark yields, benchmark security prices, credit spreads, prepayment speeds, reported trades and broker-dealer quotes, all with reasonable levels of transparency. The pricing services did not apply any adjustments to the pricing models used. In addition, the Company did not apply any adjustments to prices received from the pricing services. The Company classifies the prices obtained from the pricing services within Level 2 of the fair value hierarchy because the underlying inputs are directly observable from active markets or recent trades of similar securities in inactive markets. However, the pricing models used do entail a certain amount of subjectivity and therefore differing judgments in how the underlying inputs are modeled could result in different estimates of fair value.

The Company reaffirms its understanding of the valuation techniques used by its pricing services at least annually. In addition, the Company corroborates the prices provided by its pricing services to test their reasonableness by comparing their prices to valuations from different pricing sources as well as comparing prices to the sale prices received from sold securities. Refer to Note 6 for additional fair value information.

Retained Subordinated Securities
As of January 1, 2010, pursuant to changes in GAAP governing accounting for transfers of financial assets, the Company no longer has retained subordinated securities. The fair value of the Company’s retained subordinated securities was determined using discounted cash flow models. The discount rate was based on an interest rate curve observable in the marketplace plus an unobservable credit spread for risks associated with these securities and other similar financial instruments. The Company classified such securities as Level 3 in the fair value hierarchy because the credit spreads were not observable due to market illiquidity for these securities and similar financial instruments.

Interest-Only Strip
As of January 1, 2010, pursuant to changes in GAAP governing accounting for transfers of financial assets, the Company no longer has interest-only strips. The fair value of the interest-only strip was the present value of estimated future positive excess spread expected to be generated by the securitized loans over the estimated remaining life of those loans. Management utilized certain estimates and assumptions to determine the fair value of the interest-only strip asset, including estimates for finance charge yield, credit losses, London Interbank Offered Rate (LIBOR) (which determined future certificate interest costs), monthly payment rate and discount rate. On a quarterly basis, the Company compared the assumptions it used in calculating the fair value of its interest-only strip to observable market data when available, and to historical trends. The interest-only strip was classified within Level 3 of the fair value hierarchy due to the significance of the unobservable inputs used in valuing this asset.

Derivative Financial Instruments
The fair value of the Company’s derivative financial instruments, which could be assets or liabilities on the Consolidated Balance Sheets, is estimated by a third-party valuation service that uses proprietary pricing models, or by internal pricing models. The pricing models do not contain a high level of subjectivity as the valuation techniques used do not require significant judgment, and inputs to those models are readily observable from actively quoted markets. The pricing models used are consistently applied and reflect the contractual terms of the derivatives, including the period of maturity, and market-based parameters such as interest rates, foreign exchange rates, equity indices or prices, and volatility.
Credit valuation adjustments are necessary when the market parameters, such as a benchmark curve, used to value derivatives are not indicative of the credit quality of the Company or its counterparties. The Company considers the counterparty credit risk by applying an observable forecasted default rate to the current exposure. Refer to Note 12 for additional fair value information.

The following table discloses the estimated fair value for the Company’s financial assets and financial liabilities that are not carried at fair value, as of December 31:

	2010			2009
	Carrying	Fair		Carrying	Fair
(Billions)	Value	Value		Value	Value

Financial Assets:
Assets for which carrying values equal or approximate fair value	$62	$62	(a)	$58	$58	(b)
Loans, net	$58	$58	(a)	$30	$30
Financial Liabilities:
Liabilities for which carrying values equal or approximate fair value	$43	$43		$34	$34
Certificates of deposit	$13	$13		$15	$16
Long-term debt	$66	$69	(a)	$52	$54	(b)

(a)	Includes fair values of cardmember receivables, loans and long-term debt of $8.1 billion, $33.2 billion and $23.6 billion, respectively, held by consolidated VIEs as of December 31, 2010. Refer to the Consolidated Balance Sheets for the related carrying values.
(b)	Includes fair values of cardmember receivables and long-term debt of $8.3 billion and $5.0 billion, respectively, held by a consolidated VIE as of December 31, 2009. Refer to the Consolidated Balance Sheets for the related carrying values.

The fair values of these financial instruments are estimates based upon the market conditions and perceived risks as of December 31, 2010 and 2009, and require management judgment. These figures may not be indicative of their future fair values. The fair value of the Company cannot be reliably estimated by aggregating the amounts presented.

The following methods were used to determine estimated fair values:

FINANCIAL ASSETS FOR WHICH CARRYING VALUES EQUAL OR APPROXIMATE FAIR VALUE
Financial assets for which carrying values equal or approximate fair value include cash and cash equivalents, cardmember receivables, accrued interest and certain other assets. For these assets, the carrying values approximate fair value because they are short term in duration or variable rate in nature.

FINANCIAL ASSETS CARRIED AT OTHER THAN FAIR VALUE

Loans, net
Loans are recorded at historical cost, less reserves, on the Consolidated Balance Sheets. In estimating the fair value for the Company’s loans the principal market is assumed to be the securitization market, and the Company uses the hypothetical securitization price to determine the fair value of the portfolio. The securitization price is estimated from the assumed proceeds of the hypothetical securitization in the current market, adjusted for securitization uncertainties such as market conditions and liquidity.

FINANCIAL LIABILITIES FOR WHICH CARRYING VALUES EQUAL OR APPROXIMATE FAIR VALUE
Financial liabilities for which carrying values equal or approximate fair value include accrued interest, customer deposits (excluding certificates of deposit, which are described further below), Travelers Cheques outstanding, short-term borrowings and certain other liabilities for which the carrying values approximate fair value because they are short term in duration, variable rate in nature or have no defined maturity.

FINANCIAL LIABILITIES CARRIED AT OTHER THAN FAIR VALUE

Certificates of Deposit
Certificates of deposit (CDs) are recorded at their historical issuance cost on the Consolidated Balance Sheets. Fair value is estimated using a discounted cash flow methodology based on the Company’s current borrowing rates for similar types of CDs.

Long-term Debt
Long-term debt is recorded at historical issuance cost on the Consolidated Balance Sheets. Fair value is estimated using either quoted market prices or discounted cash flows based on the Company’s current borrowing rates for similar types of borrowings.

Accounts Receivable and Loans	12 Months Ended
Dec. 31, 2010
Accounts Receivable and Loans [Abstract]
Accounts Receivable and Loans

NOTE 4
ACCOUNTS RECEIVABLE AND LOANS
The Company’s charge and lending payment card products result in the generation of cardmember receivables (from charge payment products) and cardmember loans (from lending payment products) which are described below.

CARDMEMBER AND OTHER RECEIVABLES
Cardmember receivables, representing amounts due from charge payment product customers, are recorded at the time a cardmember enters into a point-of-sale transaction with a merchant. Charge card customers generally must pay the full amount billed each month. Each charge card transaction is authorized based on its likely economics reflecting cardmember’s most recent credit information and spend patterns. Global limits are established to limit maximum exposure for high risk and some high spend charge cardmembers. Accounts of high risk, out-of-pattern charge cardmembers can be monitored even if they are current.
Cardmember receivable balances are presented on the Consolidated Balance Sheets net of reserves for losses (refer to Note 5), and include principal and any related accrued fees.

Accounts receivable as of December 31, 2010 and 2009 were as follows:

(Millions)	2010	2009

U.S. Card Services(a)	$19,155	$17,750
International Card Services	6,673	5,944
Global Commercial Services(b)	11,259	9,844
Global Network & Merchant Services(c)	179	205

Cardmember receivables, gross(d)	37,266	33,743
Less: Cardmember reserve for losses	386	546

Cardmember receivables, net	$36,880	$33,197

Other receivables, net(e)	$3,554	$5,007

(a)	Includes $7.7 billion and $7.8 billion of gross cardmember receivables available to settle obligations of a consolidated VIE as of December 31, 2010 and 2009, respectively.
(b)	Includes $0.5 billion of gross cardmember receivables available to settle obligations of a consolidated VIE as of December 31, 2010 and 2009.
(c)	Includes receivables primarily related to the Company’s International Currency Card portfolios.
(d)	Includes approximately $11.7 billion and $10.4 billion of cardmember receivables outside the United States as of December 31, 2010 and 2009, respectively.
(e)	Other receivables primarily represent amounts for tax-related receivables, amounts due from the Company’s travel customers and suppliers, purchased joint venture receivables, third-party issuing partners, amounts due from certain merchants for billed discount revenue, accrued interest on investments and other receivables due to the Company in the ordinary course of business. As of December 31, 2009, these amounts also include $1.9 billion of cash held in an unconsolidated VIE required for daily settlement requirements. Beginning January 1, 2010, this VIE is consolidated by the Company and cash held by this consolidated VIE is considered restricted cash included in other assets on the Company’s Consolidated Balance Sheets. Refer to Note 7 for additional details.

CARDMEMBER AND OTHER LOANS
Cardmember loans, representing amounts due from lending payment product customers, are recorded at the time a cardmember enters into a point-of-sale transaction with a merchant or when a charge card customer enters into an extended payment arrangement. The Company’s lending portfolios primarily include revolving loans to cardmembers obtained through either their credit card accounts or the lending on charge feature of their charge card accounts. These loans have a range of terms such as credit limits, interest rates, fees and payment structures, which can be adjusted over time based on new information about cardmembers and in accordance with applicable regulations and the respective product’s terms and conditions. Cardmembers holding revolving loans are typically required to make monthly payments greater than or equal to certain pre-established amounts. The amounts that cardmembers choose to revolve are subject to finance charges. When cardmembers fall behind their required payments, their accounts will be monitored.
Cardmember loans are presented on the Consolidated Balance Sheets net of reserves for losses and unamortized net card fees and include accrued interest receivable and fees. The Company’s policy generally is to cease accruing for interest receivable on a cardmember loan at the time the account is written off. The Company establishes reserves for interest that the Company believes will not be collected.

Loans as of December 31, 2010 and 2009 consisted of:

(Millions)	2010	2009

U.S. Card Services(a)	$51,565	$23,507
International Card Services	9,255	9,241
Global Commercial Services	30	24

Cardmember loans, gross(b)	60,850	32,772
Less: Cardmember loans reserve for losses	3,646	3,268

Cardmember loans, net	$57,204	$29,504

Other loans, net(c)	$412	$506

(a)	As of December 31, 2010, includes approximately $34.7 billion of gross cardmember loans available to settle obligations of a consolidated VIE. As of December 31, 2009, includes approximately $8.0 billion for an undivided, pro-rata interest in an unconsolidated VIE (historically referred to as “seller’s interest”). Refer to Note 7 for additional details.
(b)	Cardmember loan balance is net of unamortized net card fees of $134 million and $114 million as of December 31, 2010 and 2009, respectively.
(c)	Other loans primarily represent small business installment loans, a store card portfolio whose billed business is not processed on the Company’s network and small business loans associated with the acquisition of CPS.

CARDMEMBER LOANS AND CARDMEMBER RECEIVABLES AGING
Generally a cardmember account is considered past due if payment is not received within 30 days after the billing statement date. The following table represents the aging of cardmember loans and receivables as of December 31, 2010:

			30-59		60-89		90+
			Days		Days		Days
			Past		Past		Past
(Millions)	Current		Due		Due		Due	Total

Cardmember Loans:
U.S. Card Services	$50,508		$282		$226		$549	$51,565
International Card Services	9,044		66		48		97	9,255
Cardmember Receivables:
U.S. Card Services	$18,864		$104		$55		$132	$19,155
International Card Services(a)	(b	)	(b	)	(b	)	64	6,673
Global Commercial Services(a)	(b	)	(b	)	(b	)	96	11,259

(a)	For cardmember receivables in International Card Services and Global Commercial Services, delinquency data is tracked based on days past billing status rather than days past due. A cardmember account is considered 90 days past billing if payment has not been received within 90 days of the cardmember’s billing statement date. In addition, if the Company initiates collection procedures on an account prior to the account becoming 90 days past billing the associated cardmember receivable balance is considered as 90 days past billing. These amounts are shown above as 90+ Days Past Due for presentation purposes.
(b)	Historically, data for periods prior to 90 days past billing are not available due to system constraints. Therefore, it has not been utilized for risk management purposes. The balances that are current — 89 days past due can be derived as the difference between the Total and the 90+ Days Past Due balances.

CREDIT QUALITY INDICATORS FOR LOANS AND RECEIVABLES
The following table presents the key credit quality indicators for the years ended December 31:

	2010		2009
		30 Days		30 Days
	Net	Past Due	Net	Past Due
	Write-Off	as a % of	Write-Off	as a % of
(Millions, except percentages)	Rate	Total	Rate	Total

U.S. Card Services Cardmember Loans	5.8%	2.1%	9.1%	3.7%
U.S. Card Services Cardmember Receivables	1.6%	1.5%	3.8%	1.8%
International Card Services Cardmember Loans	4.6%	2.3%	6.8%	3.3%

	2010		2009
	Net Loss		Net Loss
	Ratio as	90 Days	Ratio as	90 Days
	a % of	Past Billing	a % of	Past Billing
	Charge	as a % of	Charge	as a % of
(Millions, except percentages)	Volume(a)(b)	Receivables(a)	Volume	Receivables

International Card Services Cardmember Receivables	0.24%	1.0%	0.36%	2.1%
Global Commercial Services Cardmember Receivables	0.11%	0.8%	0.19%	1.4%

(a)	Effective January 1, 2010, the Company revised the time period in which past due cardmember receivables in International Card Services and Global Commercial Services are written off to when they are 180 days past due or earlier, consistent with applicable bank regulatory guidance and the write-off methodology adopted for U.S. Card Services in the fourth quarter of 2008. Previously, receivables were written off when they were 360 days past billing or earlier. The net write-offs for the first quarter of 2010 include net write-offs of approximately $60 million for International Card Services and $48 million for Global Commercial Services resulting from this write-off methodology change.
(b)	Beginning with the first quarter of 2010, the Company has revised the net loss ratio to exclude net write-offs related to unauthorized transactions, consistent with the methodology for calculation of the net write-off rate for U.S. Card Services. The metrics for prior periods have not been revised for this change as it was deemed immaterial.

Refer to Note 5 for other factors, including external environmental factors, that management considers as part of its evaluation process for reserves for losses.

PLEDGED LOANS AND RECEIVABLES
Certain cardmember loans and receivables totaling approximately  $42.9 billion as of December 31, 2010 are pledged by the Company to its Lending and Charge Trusts (including certain loans sold to the Trusts by the Company’s bank subsidiaries; refer to Note 7).

IMPAIRED LOANS AND RECEIVABLES
Impaired loans and receivables are defined by GAAP as individual larger balance or homogeneous pools of smaller balance restructured loans and receivables for which it is probable that the lender will be unable to collect all amounts due according to the original contractual terms of the loan and receivable agreement. The Company considers impaired loans and receivables to include: (i) loans over 90 days past due still accruing interest, (ii) non-accrual loans, and (iii) loans and receivables modified in a troubled debt restructuring (TDR).
The Company may modify cardmember loans and receivables to minimize losses to the Company while providing cardmembers with temporary or permanent financial relief. Such modifications may include reducing the interest rate or delinquency fees on the loans and receivables and/or placing the cardmember on a fixed payment plan not exceeding 60 months. If the cardmember does not comply with the modified terms, then the loan or receivable agreement generally reverts back to its original terms. Modification programs can be long-term (more than 12 months) or short term (12 months or less). The Company has classified such cardmember loans and receivables in these modification programs as TDRs.
The performance of a TDR is closely monitored to understand its impact on the Company’s reserve for losses. Though the ultimate success of these modification programs remains uncertain, the Company believes they improve the cumulative loss performance of such loans and receivables.
Reserves for a TDR are determined by the difference between cash flows expected to be received from the cardmember discounted at the original effective interest rates and the carrying value of the cardmember loan or receivable balance.

The following tables provide additional information with respect to the Company’s impaired cardmember loans and receivables as of December 31:

	Loans over
	90 Days		Loans &
	Past Due		Receivables	Total	Unpaid				Related
(Millions)	& Accruing	Non-Accrual	Modified	Impaired	Principal		Average		Allowance
As of December 31, 2010	Interest(a)	Loans(b)	as a TDR(c)	Loans	Balance(d)		Balance		for TDRs(e)

U.S. Card Services — Cardmember Loans	$90	$628	$1,076	$1,794	$1,704		$2,255		$274
International Card Services — Cardmember Loans	95	8	11	114	112		142		5
U.S. Card Services — Cardmember Receivables	—	—	114	114	109		110		63

Total(g)(h)	$185	$636	$1,201	$2,022	$1,925		$2,507		$342

As of December 31, 2009 (Owned)

U.S. Card Services — Cardmember Loans	$102	$480	$706	$1,288	(f	)	(f	)	$180
International Card Services — Cardmember Loans	147	9	15	171	(f	)	(f	)	7
U.S. Card Services — Cardmember Receivables	—	—	94	94	(f	)	(f	)	64

Total(g)(h)	$249	$489	$815	$1,553					$251

(a)	The Company’s policy is generally to accrue interest through the date of charge-off (at 180 days past due). The Company establishes reserves for interest that the Company believes will not be collected.
(b)	Non-accrual loans not in modification programs include certain cardmember loans placed with outside collection agencies for which the Company has ceased accruing interest.
(c)	The total loans and receivables modified as a TDR include $655 million and $586 million that are non-accrual and $7 million and $1 million that are past due 90 days and still accruing interest as of December 31, 2010 and 2009, respectively. These amounts are excluded from the previous two columns.
(d)	Unpaid principal balance consists of cardmember charges billed and excludes other amounts charged directly by the Company such as interest and fees.
(e)	Reserves for losses for loans and receivables modified in a TDR are determined by the difference between cash flows expected to be received from the cardmember discounted at the original effective interest rate and the carrying value of the cardmember balance.
(f)	Detailed data for these portfolios were not required prior to December 31, 2010. This information is not available for 2009.
(g)	The increase in impaired loans was due to the adoption of new GAAP effective January 1, 2010, which resulted in the consolidation of the Lending Trust as discussed further in Note 1. As a result of these changes, amounts as of December 31, 2010 include impaired loans and receivables for both the Charge Trust and Lending Trust; correspondingly, amounts as of December 31, 2009 only include impaired loans and receivables for the Charge Trust and the seller’s interest portion of the Lending Trust. Amounts as of both balance sheet dates also include impaired loans and receivables associated with other non-securitized portfolios.
(h)	These disclosures either do not apply or are not significant for cardmember receivables in International Card Services and Global Commercial Services.

Reserves for Losses	12 Months Ended
Dec. 31, 2010
Reserves for Losses [Abstract]
Reserve for Losses
NOTE 5
RESERVES FOR LOSSES

RESERVES FOR LOSSES — CARDMEMBER RECEIVABLES AND LOANS
Reserves for losses relating to cardmember loans and receivables represent management’s best estimate of the losses inherent in the Company’s outstanding portfolio of loans and receivables. Management’s evaluation process requires certain estimates and judgments.
Reserves for these losses are primarily based upon models that analyze portfolio performance and reflect management’s judgment regarding overall reserve adequacy. The analytic models take into account several factors, including average losses and recoveries over an appropriate historical period. Management considers whether to adjust the analytic models for specific factors such as increased risk in certain portfolios, impact of risk management initiatives on portfolio performance and concentration of credit risk based on factors such as tenure, industry or geographic regions. In addition, management adjusts the reserves for losses on cardmember loans for other external environmental factors including leading economic and market indicators such as the unemployment rate, Gross Domestic Product (GDP), home price indices, non-farm payrolls, personal consumption expenditures index, consumer confidence index, purchasing managers index, bankruptcy filings and the legal and regulatory environment. Generally, due to the short-term nature of cardmember receivables, the impact of additional external factors on the inherent losses within the cardmember receivable portfolio is not significant. As part of this evaluation process, management also considers various reserve coverage metrics, such as reserves as a percentage of past due amounts, reserves as a percentage of cardmember receivables or loans and net write-off coverage.
Cardmember receivables balances are written off when management deems amounts to be uncollectible and is generally determined by the number of days past due, which is generally no later than 180 days past due. Receivables in bankruptcy or owed by deceased individuals are written off upon notification. Recoveries are recognized on a cash basis.

Changes in Cardmember Receivables Reserve for Losses
The following table presents changes in the cardmember receivables reserve for losses for the years ended December 31:

(Millions)	2010	2009	2008

Balance, January 1	$546	$810	$1,149
Additions:
Cardmember receivables provisions(a)	439	773	1,186
Cardmember receivables provisions — other(b)	156	84	177

Total provision	595	857	1,363

Deductions:
Cardmember receivables net write-offs(c)(d)(e)	(598)	(1,131)	(1,552)
Cardmember receivables — other(f)	(157)	10	(150)

Balance, December 31	$386	$546	$810

(Millions)	2010	2009	2008

Cardmember receivables evaluated separately for impairment(g)	$114	$94	$141
Reserves on cardmember receivables
evaluated separately for impairment(g)	$63	$64	(h)

Cardmember receivables evaluated collectively for impairment	$37,152	$33,649	$32,847
Reserves on cardmember receivables evaluated collectively for impairment	$323	$482	(h)

(a)	Represents loss provisions for cardmember receivables consisting of principal (resulting from authorized transactions) and fee reserve components.
(b)	Primarily represents loss provisions for cardmember receivables resulting from unauthorized transactions.
(c)	Represents write-offs consisting of principal (resulting from authorized transactions) and fee components, less recoveries of $357 million, $349 million and $187 million for 2010, 2009 and 2008, respectively. For the years ended December 31, 2010 and 2009, these amounts also include net write-offs for cardmember receivables resulting from unauthorized transactions.
(d)	Through December 31, 2009, cardmember receivables in the International Card Services (ICS) and Global Commercial Services (GCS) segments were written off when 360 days past billing or earlier. During the first quarter of 2010, consistent with applicable bank regulatory guidance, the Company modified its methodology to write off cardmember receivables in the ICS and GCS segments when 180 days past due or earlier. Therefore, net write-offs for cardmember receivables for the first quarter of 2010 included approximately $108 million resulting from this change in write-off methodology. The impact of this change to the provision for charge card losses was not material.
(e)	In the fourth quarter of 2008, the Company revised the time period in which past due cardmember receivables in U.S. Card Services are written off to when 180 days past due, consistent with applicable regulatory guidance. Previously, receivables were written off when 360 days past due. The net write-offs for 2008 include approximately $341 million resulting from this write-off methodology change.
(f)	For the year ended December 31, 2010, these amounts include net write-offs of cardmember receivables resulting from unauthorized transactions. For all periods these amounts include foreign currency translation adjustments.
(g)	Represents receivables modified in a TDR and related reserves. Refer to the Impaired Loans and Receivables discussion in Note 4 for further information.
(h)	Amounts were not available for disclosure.

Changes in Cardmember Loans Reserve for Losses
The following table presents changes in the cardmember loans reserve for losses for the years ended December 31:

(Millions)	2010	2009	2008

Balance, January 1	$3,268	$2,570	$1,831
Reserves established for consolidation of a variable interest entity	2,531	—	—

Total adjusted balance, January 1	5,799	2,570	1,831

Additions:
Cardmember loans provisions(a)	1,445	4,209	4,106
Cardmember loans — other(b)	82	57	125

Total provision	1,527	4,266	4,231

Deductions:
Cardmember loans net write-offs — principal(c)	(3,260)	(2,949)	(2,643)
Cardmember loans net write-offs — interest and fees(c)	(359)	(448)	(580)
Cardmember loans — other(d)	(61)	(171)	(269)

Balance, December 31	$3,646	$3,268	$2,570

(Millions)	2010	2009	2008

Cardmember loans evaluated separately for impairment(e)	$1,087	$721	$427
Reserves on cardmember loans evaluated separately for impairment(e)	$279	$187	(f)

Cardmember loans evaluated collectively for impairment	$59,763	$32,051	$41,784
Reserves on cardmember loans evaluated collectively for impairment	$3,367	$3,081	(f)

(a)	Represents loss provisions for cardmember loans consisting of principal (resulting from authorized transactions), interest and fee reserves components.
(b)	Primarily represents loss provisions for cardmember loans resulting from unauthorized transactions.
(c)	Cardmember loans net write-offs — principal for 2010, 2009 and 2008 include recoveries of $568 million, $327 million and $301 million, respectively. Recoveries of interest and fees were de minimis.
(d)	These amounts include net write-offs related to unauthorized transactions and foreign currency translation adjustments.
(e)	Represents loans modified in a TDR and related reserves. Refer to the Impaired Loans and Receivables discussion in Note 4 for further information.
(f)	Amounts were not available for disclosure.

Investment Securities	12 Months Ended
Dec. 31, 2010
Investment Securities [Abstract]
Investment Securities
NOTE 6
INVESTMENT SECURITIES
Investment securities include debt and equity securities and are classified as available for sale. The Company’s investment securities, principally debt securities, are carried at fair value on the Consolidated Balance Sheets with unrealized gains (losses) recorded in AOCI, net of income tax provisions (benefits). Realized gains and losses are recognized in results of operations upon disposition of the securities using the specific identification method on a trade date basis. Refer to Note 3 for a description of the Company’s methodology for determining the fair value of its investment securities.

The following is a summary of investment securities as of December 31:

	2010				2009
		Gross	Gross	Estimated		Gross	Gross	Estimated
		Unrealized	Unrealized	Fair		Unrealized	Unrealized	Fair
(Millions)	Cost	Gains	Losses	Value	Cost	Gains	Losses	Value

State and municipal obligations	$6,140	$24	$(367)	$5,797	$6,457	$51	$(258)	$6,250
U.S. Government agency obligations	3,402	12	(1)	3,413	6,699	47	(1)	6,745
U.S. Government treasury obligations	2,450	6	—	2,456	5,556	10	—	5,566
Corporate debt securities(a)	1,431	15	(1)	1,445	1,333	14	(12)	1,335
Retained subordinated securities(b)	—	—	—	—	3,088	512	(1)	3,599
Mortgage-backed securities(c)	272	6	(2)	276	179	3	(2)	180
Equity securities(d)	98	377	—	475	100	430	—	530
Foreign government bonds and obligations	95	4	—	99	90	2	—	92
Other(e)	49	—	—	49	40	—	—	40

Total	$13,937	$444	$(371)	$14,010	$23,542	$1,069	$(274)	$24,337

(a)	The December 31, 2010 and 2009 balances include, on a cost basis, $1.3 billion and $1.1 billion, respectively, of corporate debt obligations issued under the Temporary Liquidity Guarantee Program (TLGP) that are guaranteed by the Federal Deposit Insurance Corporation (FDIC).
(b)	As a result of the adoption of new GAAP effective January 1, 2010, the Company no longer presents the retained subordinated securities within its Consolidated Financial Statements in periods subsequent to December 31, 2009. The December 31, 2009, balance consists of investments in retained subordinated securities issued by unconsolidated VIEs related to the Company’s cardmember loan securitization programs. Refer to Note 7 for further details.
(c)	Represents mortgage-backed securities guaranteed by Fannie Mae, Freddie Mac or Ginnie Mae.
(d)	Represents the Company’s investment in Industrial and Commercial Bank of China (ICBC).
(e)	Other is comprised of investments in various mutual funds.

OTHER-THAN-TEMPORARY IMPAIRMENT
Realized losses are recognized upon management’s determination that a decline in fair value is other than temporary. The determination of other-than-temporary impairment is a subjective process, requiring the use of judgments and assumptions regarding the amount and timing of recovery. The Company reviews and evaluates its investments at least quarterly and more often, as market conditions may require, to identify investments that have indications of other-than-temporary impairments. It is reasonably possible that a change in estimate could occur in the near term relating to other-than-temporary impairment. Accordingly, the Company considers several factors when evaluating debt securities for other-than-temporary impairment including the determination of the extent to which the decline in fair value of the security is due to increased default risk for the specific issuer or market interest rate risk. With respect to increased default risk, the Company assesses the collectibility of principal and interest payments by monitoring issuers’ credit ratings, related changes to those ratings, specific credit events associated with the individual issuers as well as the credit ratings of a financial guarantor, where applicable, and the extent to which amortized cost exceeds fair value and the duration and size of that difference. With respect to market interest rate risk, including benchmark interest rates and credit spreads, the Company assesses whether it has the intent to sell the securities and whether it is more likely than not that the Company will not be required to sell the securities before recovery of any unrealized losses.

The following table provides information about the Company’s investment securities with gross unrealized losses and the length of time that individual securities have been in a continuous unrealized loss position as of December 31:

	2010				2009
(Millions)	Less than 12 months		12 months or more		Less than 12 months		12 months or more
		Gross		Gross		Gross		Gross
	Estimated	Unrealized	Estimated	Unrealized	Estimated	Unrealized	Estimated	Unrealized
Description of Securities	Fair Value	Losses	Fair Value	Losses	Fair Value	Losses	Fair Value	Losses

State and municipal obligations	$2,535	$(156)	$1,076	$(211)	$837	$(25)	$2,074	$(233)
U.S. Government agency obligations	299	(1)	—	—	249	(1)	—	—
Corporate debt securities	—	—	3	(1)	102	(1)	38	(11)
Retained subordinated securities	—	—	—	—	—	—	75	(1)
Mortgage-backed securities	71	(2)	—	—	120	(2)	—	—

Total	$2,905	$(159)	$1,079	$(212)	$1,308	$(29)	$2,187	$(245)

The following table summarizes the gross unrealized losses due to temporary impairments by ratio of fair value to amortized cost as of December 31:

(Millions)	Less than 12 months			12 months or more			Total
			Gross			Gross			Gross
	Number of	Estimated	Unrealized	Number of	Estimated	Unrealized	Number of	Estimated	Unrealized
Ratio of Fair Value to Amortized Cost	Securities	Fair Value	Losses	Securities	Fair Value	Losses	Securities	Fair Value	Losses

2010:
90%—100%	457	$2,554	$(113)	31	$79	$(7)	488	$2,633	$(120)
Less than 90%	48	351	(46)	115	1,000	(205)	163	1,351	(251)

Total as of December 31, 2010	505	$2,905	$(159)	146	$1,079	$(212)	651	$3,984	$(371)

2009:
90%—100%	155	$1,289	$(25)	225	$1,411	$(87)	380	$2,700	$(112)
Less than 90%	2	19	(4)	78	776	(158)	80	795	(162)

Total as of December 31, 2009	157	$1,308	$(29)	303	$2,187	$(245)	460	$3,495	$(274)

The gross unrealized losses on state and municipal securities and all other debt securities can be attributed to higher credit spreads generally for state and municipal securities, higher credit spreads for specific issuers, changes in market benchmark interest rates, or a combination thereof, all as compared to those prevailing when the investment securities were acquired.
In assessing default risk on these investment securities, excluding the Company’s retained subordinated securities, the Company has qualitatively considered the key factors identified above and determined that it expects to collect all of the contractual cash flows due on the investment securities. In assessing default risk on the retained subordinated securities in 2009, the Company analyzed the projected cash flows of the Lending Trust and determined that it expected to collect all of the contractual cash flows due on the investment securities.
Overall, for the investment securities in gross unrealized loss positions identified above, (a) the Company does not intend to sell the investment securities, (b) it is more likely than not that the Company will not be required to sell the investment securities before recovery of the unrealized losses, and (c) the Company expects that the contractual principal and interest will be received on the investment securities. As a result, the Company recognized no other-than-temporary impairments during the periods presented.

SUPPLEMENTAL INFORMATION
Gross realized gains and losses on the sales of investment securities, included in other non-interest revenues, were as follows:

(Millions)	2010	2009	2008

Gains(a)	$1	$226	$20
Losses	(6)	(1)	(8)

Total	$(5)	$225	$12

(a)	The 2009 gains primarily represent the gain from the sale of 50 percent of the Company’s investment in ICBC.

Contractual maturities of investment securities, excluding equity securities and other securities, as of December 31, 2010, were as follows:

		Estimated
(Millions)	Cost	Fair Value

Due within 1 year	$6,246	$6,253
Due after 1 year but within 5 years	1,110	1,134
Due after 5 years but within 10 years	299	307
Due after 10 years	6,135	5,792

Total	$13,790	$13,486

The expected payments on state and municipal obligations and mortgage-backed securities may not coincide with their contractual maturities because the issuers have the right to call or prepay certain obligations.

Asset Securitizations	12 Months Ended
Dec. 31, 2010
Asset Securitizations [Abstract]
Asset Securitizations
NOTE 7
ASSET SECURITIZATIONS

CHARGE TRUST AND LENDING TRUST
The Company periodically securitizes cardmember receivables and loans arising from its card business through the transfer of those assets to securitization trusts. The trusts then issue securities to third-party investors, collateralized by the transferred assets.
Cardmember receivables are transferred to the Charge Trust and cardmember loans are transferred to the Lending Trust. As of December 31, 2009 and for all prior periods, cardmember receivables transferred to the Charge Trust did not qualify as accounting sales and accordingly, the Charge Trust was consolidated by the Company. As a result, securitized cardmember receivables and the related debt securities issued to third parties by the Charge Trust were included on the Company’s Consolidated Balance Sheets. The Lending Trust met the criteria of a QSPE for GAAP in effect through December 31, 2009 and, accordingly, cardmember loans transferred to the Lending Trust qualified as accounting sales. As a result, when cardmember loans were sold through securitizations, the Company removed the loans from its Consolidated Balance Sheets and recognized a gain or loss on sale, recorded certain retained interests in the securitization (i.e., retained subordinated securities and an interest-only strip asset) and received an undivided pro-rata interest in the excess loans held in the Lending Trust (historically referred to as “seller’s interest”).
Upon adoption of new GAAP effective January 1, 2010, the Company continues to consolidate the Charge Trust. In addition, the Company was required to change its accounting for the Lending Trust, which is now consolidated. As a result, beginning January 1, 2010, the securitized cardmember loans and the related debt securities issued to third parties by the Lending Trust are included on the Company’s Consolidated Balance Sheets. Prior period Consolidated Financial Statements have not been revised for this accounting change.
The Charge Trust and the Lending Trust are consolidated by American Express Travel Related Services Company, Inc. (TRS), which is a consolidated subsidiary of the Company. The trusts are considered VIEs as they have insufficient equity at risk to finance their activities, which are to issue securities that are collateralized by the underlying cardmember receivables and loans.
TRS, in its role as servicer of the Charge Trust and the Lending Trust, has the power to direct the most significant activity of the trusts, which is the collection of the underlying cardmember receivables and loans in the trusts. In addition, TRS owns approximately  $1.4 billion of subordinated securities issued by the Lending Trust as of December 31, 2010. These subordinated securities have the obligation to absorb losses of the Lending Trust and provide the right to receive benefits from the Lending Trust, both of which are significant to the VIE. TRS’ role as servicer for the Charge Trust does not provide it with a significant obligation to absorb losses or a significant right to receive benefits. However, TRS’ position as the parent company of the entities that transferred the receivables to the Charge Trust makes it the party most closely related to the Charge Trust. Based on these considerations, TRS was determined to be the primary beneficiary of both the Charge Trust and the Lending Trust.
The debt securities issued by the Charge Trust and the Lending Trust are non-recourse to the Company. Securitized cardmember receivables and loans held by the Charge Trust and the Lending Trust are available only for payment of the debt securities or other obligations issued or arising in the securitization transactions. The long-term debt of each trust is payable only out of collections on their respective underlying securitized assets.
There was approximately  $9.0 million and  $1.8 billion of restricted cash held by the Charge Trust as of December 31, 2010 and 2009, respectively, and approximately  $3.7 billion of restricted cash held by the Lending Trust as of December 31, 2010 included in other assets on the Company’s Consolidated Balance Sheets. Also, as of December 31, 2009, other receivables on the Company’s Consolidated Balance Sheet included  $1.9 billion of restricted cash held in the Lending Trust. These amounts relate to collections of cardmember receivables and loans to be used by the trusts to fund future expenses, and obligations, including interest paid on investor certificates, credit losses and upcoming debt maturities.

LENDING TRUST — IMPACT ON THE CONSOLIDATED BALANCE SHEET
The following table summarizes the major balance sheet impacts, including adjustments associated with the adoption of new GAAP effective January 1, 2010, for the consolidation of the Lending Trust:

	Balance		Adjusted Balance
(Billions)	December 31, 2009	Adjustments	January 1, 2010

Cardmember loans	$32.8	$29.0	$61.8
Loss reserves (cardmember loans)	(3.3)	(2.5)	(5.8)
Investment securities	24.3	(3.6)	20.7
Other receivables	5.1	(1.9)	3.2
Other assets	13.2	2.2	15.4
Long-term debt	52.3	25.0	77.3
Shareholders’ equity	14.4	(1.8)	12.6

The primary changes to the Company’s Consolidated Balance Sheets were:

•	An increase to cardmember loans (including impaired loans and pledged loans) for the cardmember loans held by the Lending Trust;

•	An increase to cardmember loans for the subordinated accrued interest receivable for cardmember loans held by the Lending Trust, with a corresponding decrease in other assets;

•	Establishment of a cardmember reserve for losses for the additional cardmember loans;

•	The elimination in consolidation of the Company’s retained subordinated securities against the debt securities issued by the Lending Trust;

•	The elimination of the interest-only strip;

•	An increase to long-term debt for the debt securities issued by the Lending Trust;

•	A reduction to shareholders’ equity, primarily for the after-tax effect of establishing the additional reserve for losses on cardmember loans, and for reversing the unrealized gains of the retained subordinated securities.

CHARGE TRUST AND LENDING TRUST TRIGGERING EVENTS
Under the respective terms of the Charge Trust and the Lending Trust agreements, the occurrence of certain events could result in establishment of reserve funds, or in a worst-case scenario, early amortization of investor certificates. As of December 31, 2010, no triggering events have occurred resulting in funding of reserve accounts or early amortization.
The Company announced in the second quarter of 2009 that certain actions affecting outstanding series of securities issued by the Lending Trust were completed in order to adjust the credit enhancement structure of substantially all of the outstanding series of securities previously issued by the Lending Trust. One of these enhancements was the designation of a percentage of new principal receivables arising from accounts in the Lending Trust as “Discount Option Receivables” (as defined in the Lending Trust documentation). The designated percentage was reduced to zero percent in the third quarter of 2010 given that the trust excess spread had exceeded pre-determined targets.

SECURITIZATION INCOME, NET
As a result of the adoption of new GAAP effective January 1, 2010, the Company no longer recognizes securitization income, net. The components of securitization income, net for the cardmember loans and long-term debt, are now recorded in other commissions and fees, interest income and interest expense.

The following table summarizes the activity related to securitized loans reported in securitization income, net, prior to adoption of the new accounting standards:

(Millions)	2009	2008

Excess spread, net(a)	$(155)	$544
Servicing fees	562	543
Losses on securitizations(b)	(7)	(17)

Securitization income, net	$400	$1,070

(a)	Excess spread, net was the net cash flow from interest and fee collections allocated to the investors’ interests after deducting the interest paid on investor certificates, credit losses, contractual servicing fees, other expenses, and the changes in the fair value of the interest-only strip. This amount excludes issuer rate fees on the securitized accounts, which were recorded in discount revenue in the Company’s Consolidated Statements of Income.
(b)	Excludes $201 million and $(393) million of impact from cardmember loan sales and maturities for 2009, reflected in the provisions for losses for the period. Excludes $446 million and $(177) million of impact from cardmember loan sales and maturities for 2008, reflected in the provisions for losses for the period.

RETAINED INTERESTS IN SECURITIZED ASSETS
As of December 31, 2009, the Company retained subordinated interests in the securitized cardmember loans. These interests included one or more A-rated, BBB-rated and unrated investments in tranches of the securitization (subordinated securities) of  $3.6 billion and an interest-only strip of  $20 million. The subordinated securities were accounted for at fair value as available-for-sale investment securities and were reported in investments on the Company’s Consolidated Balance Sheets with unrealized gains (losses) recorded in AOCI. The interest-only strip was accounted for at fair value and was reported in other assets on the Company’s Consolidated Balance Sheets with changes in fair value recorded in securitization income, net in the Company’s Consolidated Statements of Income.

Other Assets	12 Months Ended
Dec. 31, 2010
Other Assets [Abstract]
Other Assets

NOTE 8
OTHER ASSETS
The following is a summary of other assets as of December 31:

(Millions)	2010	2009

Restricted cash(a)	$4,172	$2,192
Deferred tax assets, net(b)	3,397	2,979
Goodwill	2,639	2,328
Prepaid expenses(c)	1,802	2,114
Derivative assets(b)	1,071	800
Other intangible assets, at amortized cost	972	717
Subordinated accrued interest receivable(d)	—	719
Other	1,315	1,364

Total	$15,368	$13,213

(a)	Includes restricted cash of $3.7 billion and $1.8 billion, respectively, as of December 31, 2010 and 2009, which is primarily held for certain asset-backed securitization maturities.
(b)	Refer to Notes 17 and 12 for a discussion of deferred tax assets, net, and derivative assets, respectively, as of December 31, 2010 and 2009. Derivative assets reflect the effect of master netting agreements.
(c)	Includes prepaid miles and reward points acquired from airline and other partners of approximately $1.2 billion and $1.3 billion, respectively, as of December 31, 2010 and 2009.
(d)	Upon the adoption of new GAAP on January 1, 2010, subordinated accrued interest receivable is no longer recorded in other assets and is now recorded in cardmember loans on the Consolidated Balance Sheets.

GOODWILL
Goodwill represents the excess of acquisition cost of an acquired company over the fair value of assets acquired and liabilities assumed. The Company assigns goodwill to its reporting units for the purpose of impairment testing. A reporting unit is defined as an operating segment, or a business one level below an operating segment for which complete, discrete financial information is available that management regularly reviews. The Company evaluates goodwill for impairment annually as of June 30 and between annual tests if events occur or circumstances change that more likely than not reduce the fair value of reporting units below their carrying amounts. The goodwill impairment test utilizes a two-step approach. The first step identifies whether there is potential impairment by comparing the fair value of a reporting unit to the carrying amount, including goodwill. If the fair value of a reporting unit is less than its carrying amount, the second step of the impairment test is required to measure the amount of any impairment loss. As of December 31, 2010 and 2009, goodwill was not impaired and there were no accumulated impairment losses.
Goodwill impairment testing involves management judgment, requiring an assessment of whether the carrying value of the reporting unit can be supported by the fair value of the individual reporting unit using widely accepted valuation techniques, such as the market approach (earnings multiples or transaction multiples) or income approach (discounted cash flow methods). The fair values of the reporting units were determined using a combination of valuation techniques consistent with the income approach and the market approach.
When preparing discounted cash flow models under the income approach, the Company uses internal forecasts to estimate future cash flows expected to be generated by the reporting units. Actual results may differ from forecasted results. The Company uses the expected cost of equity financing, estimated using a capital asset pricing model, to discount future cash flows for each reporting unit. The Company believes the discount rates used appropriately reflect the risks and uncertainties in the financial markets generally and specifically in the Company’s internally developed forecasts. Further, to assess the reasonableness of the valuations derived from the discounted cash flow models, the Company also analyzes market-based multiples for similar industries of the reporting unit, where available.

The changes in the carrying amount of goodwill reported in the Company’s reportable operating segments and Corporate & Other were as follows:

					Corporate &
(Millions)	USCS	ICS	GCS	GNMS	Other	Total

Balance as of January 1, 2009	$175	$509	$1,573	$28	$16	$2,301
Other, including foreign currency translation	—	3	24	—	—	27

Balance as of December 31, 2009	$175	$512	$1,597	$28	$16	$2,328
Acquisitions(a)	—	—	—	131	184	315
Dispositions	—	—	(2)	—	—	(2)
Other, including foreign currency translation	—	(1)	(1)	—	—	(2)

Balance as of December 31, 2010	$175	$511	$1,594	$159	$200	$2,639

(a)	Comprised of $131 million and $184 million for the acquisition of Accertify Inc. and Revolution Money Inc., respectively. Refer to Note 2 for further discussion.

OTHER INTANGIBLE ASSETS
Intangible assets are amortized over their estimated useful lives of 1 to 22 years. The Company reviews intangible assets for impairment quarterly and whenever events and circumstances indicate that their carrying amounts may not be recoverable. In addition, on an annual basis, the Company performs an impairment evaluation of all intangible assets by assessing the recoverability of the asset values based on the cash flows generated by the relevant assets or asset groups. An impairment is recognized if the carrying amount is not recoverable and exceeds the asset’s fair value.

The components of other intangible assets were as follows:

	2010			2009
	Gross Carrying	Accumulated	Net Carrying	Gross Carrying	Accumulated	Net Carrying
(Millions)	Amount	Amortization	Amount	Amount	Amortization	Amount

Customer relationships	$1,125	$(332)	$793	$873	$(240)	$633
Other	262	(83)	179	145	(61)	84

Total	$1,387	$(415)	$972	$1,018	$(301)	$717

Amortization expense for the years ended December 31, 2010, 2009 and 2008 was  $176 million,  $140 million and  $83 million, respectively. Intangible assets acquired in 2010 and 2009 are being amortized, on average, over 8 years and 5 years, respectively.

Estimated amortization expense for other intangible assets over the next five years is as follows:

(Millions)	2011	2012	2013	2014	2015

Estimated amortization expense	$178	$168	$156	$131	$117

OTHER
The Company has  $197 million and  $168 million in affordable housing partnership interests as of December 31, 2010 and 2009, respectively, included in other assets in the table above. The Company is a limited partner and typically has a less than 50 percent interest in the affordable housing partnerships.

These partnership interests are accounted for in accordance with GAAP governing equity method investments and joint ventures.

Customer Deposits	12 Months Ended
Dec. 31, 2010
Customer Deposit [Abstract]
Customer Deposits
NOTE 9
CUSTOMER DEPOSITS
As of December 31, customer deposits were categorized as interest-bearing or non-interest-bearing deposits as follows:

(Millions)	2010	2009

U.S.:
Interest-bearing	$29,053	$25,579
Non-interest-bearing	17	13
Non-U.S.:
Interest-bearing	640	680
Non-interest-bearing	17	17

Total customer deposits	$29,727	$26,289

The customer deposits were aggregated by deposit type offered by the Company as of December 31 as follows:

(Millions)	2010	2009

U.S. retail deposits:
Savings accounts — Direct	$7,725	$1,950
Certificates of deposit
Direct	1,052	265
Third party	11,411	14,816
Sweep accounts — Third party	8,865	8,548
Other deposits	674	710

Total customer deposits	$29,727	$26,289

The scheduled maturities of all certificates of deposit as of December 31, 2010 were as follows:

(Millions)	U.S.	Non-U.S.	Total

2011	$5,696	$371	$6,067
2012	2,901	—	2,901
2013	2,293	—	2,293
2014	1,020	—	1,020
2015	121	—	121
After 5 years	432	—	432

Total	$12,463	$371	$12,834

As of December 31, certificates of deposit in denominations of  $100,000 or more were as follows:

(Millions)	2010	2009

U.S.	$689	$196
Non-U.S.	291	293

Total	$980	$489

Debt	12 Months Ended
Dec. 31, 2010
Debt [Abstract]
Debt

NOTE 10
DEBT

SHORT-TERM BORROWINGS
The Company’s short-term borrowings outstanding, defined as borrowings with original maturities of less than one year, as of December 31 were as follows:

	2010		2009
					Year-End Effective
		Year-End Stated		Year-End Stated	Interest Rate with
(Millions, except percentages)	Outstanding Balance	Rate on Debt(a)	Outstanding Balance	Rate on Debt(a)	Swaps(a)(b)

Commercial paper	$645	0.16%	$975	0.19%	—
Other short-term borrowings(c)	2,769	1.23%	1,369	0.85%	0.85%

Total(d)	$3,414	1.03%	$2,344	0.57%

(a)	For floating-rate debt issuances, the stated and effective interest rates are based on the floating rates in effect as of December 31, 2010 and 2009, respectively. These rates may not be indicative of future interest rates.
(b)	Effective interest rates are only presented if swaps are in place to hedge the underlying debt. There were no swaps in place as of December 31, 2010.
(c)	Includes interest-bearing overdrafts with banks of $966 million and $277 million as of December 31, 2010 and 2009, respectively. In addition, balances include certain book overdrafts (i.e., primarily timing differences arising in the ordinary course of business), short-term borrowings from banks, as well as interest-bearing amounts due to merchants in accordance with merchant service agreements.
(d)	The Company did not have any federal funds purchased as of December 31, 2010 and 2009.

LONG-TERM DEBT
The Company’s long-term debt outstanding, defined as debt with original maturities of one year or greater, as of December 31 was as follows:

	2010				2009
				Year-End			Year-End
			Year-End	Effective			Effective
			Stated	Interest			Interest
	Maturity	Outstanding	Rate on	Rate with	Outstanding	Year-End Stated	Rate with
(Millions, except percentages)	Dates	Balance(a)	Debt(b)	Swaps(b)(c)	Balance(a)	Rate on Debt(b)	Swaps(b)(c)

American Express Company (Parent Company only)
Fixed Rate Senior Notes	2011-2038	$9,604	6.83%	6.02%	$9,499	6.83%	6.01%
Subordinated Debentures(d)	2036	745	6.80%	—	744	6.80%	—
American Express Travel Related Services Company Inc.
Fixed Rate Senior Notes	2011	700	5.25%	—	700	5.25%	—
Floating Rate Senior Notes	2011	500	0.47%	5.63%	500	0.44%	5.63%
American Express Credit Corporation
Fixed Rate Senior Notes	2011-2015	12,406	5.15%	3.07%	11,478	5.58%	3.26%
Floating Rate Senior Notes	2011-2013	2,480	1.51%	—	4,761	1.30%	—
Borrowings under Bank Credit Facilities	2012	4,118	5.33%	5.38%	3,232	4.23%	4.52%
American Express Centurion Bank
Fixed Rate Senior Notes	2012-2017	2,166	5.83%	3.31%	2,726	5.69%	2.86%
Floating Rate Senior Notes	2012	400	0.41%	—	1,975	0.31%	—
American Express Bank, FSB
Fixed Rate Senior Notes	2011-2017	7,168	4.40%	2.72%	7,137	4.40%	2.70%
Floating Rate Senior Notes	2011-2017	2,750	0.92%	—	4,502	0.80%	1.22%
American Express Charge Trust
Fixed Rate Senior Notes	—	—	—	—	1,000	4.02%	—
Floating Rate Senior Notes(e)	2012-2014	3,988	0.51%	—	3,826	0.57%	—
Floating Rate Subordinated Notes	2012	72	0.74%	—	144	0.67%	—
American Express Lending Trust(f)
Fixed Rate Senior Notes	2011	437	5.35%	—
Floating Rate Senior Notes	2011-2018	17,516	0.89%	—
Fixed Rate Subordinated Notes	2011	63	5.61%	—
Floating Rate Subordinated Notes	2011-2015	1,275	0.66%	—
Other
Fixed Rate Instruments(g)	2011-2022	141	5.64%	—	114	4.98%
Unamortized Underwriting Fees		(113)			—

Total Long-Term Debt		$66,416	3.48%		$52,338	4.11%

(a)	The outstanding balances include (i) unamortized discounts (ii) the impact of movements in exchange rates on foreign currency denominated debt ( $0.6 billion and $1.2 billion as of December 31, 2010 and 2009, respectively), and (iii) the impact of fair value hedge accounting on certain fixed rate notes that have been swapped to floating rate through the use of interest rate swaps. Under fair value hedge accounting, the outstanding balances on these fixed rate notes are adjusted to reflect the impact of changes in fair value due to changes in interest rates. As of December 31, 2010 and 2009, the impact on long-term debt due to fair value hedge accounting was an increase of $0.8 billion and $0.6 billion, respectively. Refer to Note 12 for more details on the Company’s treatment of fair value hedges.
(b)	For floating rate debt issuances, the stated and effective interest rates are based on the floating rates in effect as of December 31, 2010 and 2009, respectively. These rates may not be indicative of future interest rates.
(c)	Effective interest rates are only presented when swaps are in place to hedge the underlying debt.
(d)	The maturity date will automatically be extended to September 1, 2066, except in the case of either (i) a prior redemption or (ii) a default. See further discussion below.
(e)	The conduit facility expires on December 15, 2013; the Company is required to pay down the balance one month after the expiry of the facility.
(f)	Upon adoption of new GAAP effective January 1, 2010, the Lending Trust was consolidated. The December 31, 2009 non-consolidated outstanding balance was $25.0 billion and the year-end stated rate was 0.87 percent.
(g)	Includes $132 million and $87 million as of December 31, 2010 and 2009, respectively, related to lease transactions.

As of December 31, 2010 and 2009, the Parent Company had  $750 million principal outstanding of Subordinated Debentures that accrue interest at an annual rate of 6.8 percent until September 1, 2016, and at an annual rate of three-month LIBOR plus 2.23 percent thereafter. At the Company’s option, the Subordinated Debentures are redeemable for cash after September 1, 2016 at 100 percent of the principal amount plus any accrued but unpaid interest. If the Company fails to achieve specified performance measures, it will be required to issue common shares and apply the net proceeds to make interest payments on the Subordinated Debentures. No dividends on the Company’s common or preferred shares could be paid until such interest payments are made. The Company would fail to meet these specific performance measures if (i) the Company’s tangible common equity is less than 4 percent of total adjusted assets for the most recent quarter or (ii) if the trailing two quarters’ consolidated net income is equal to or less than zero and tangible common equity as of the trigger determination date, and as of the end of the quarter end six months prior, has in each case declined by 10 percent or more from tangible common equity as of the end of the quarter 18 months prior to the trigger determination date. The Company met the specified performance measures in 2010.
As of December 31, 2010 and 2009, the Company was not in violation of any of its debt covenants.

Aggregate annual maturities on long-term debt obligations (based on final maturity dates) as of December 31, 2010 were as follows:

(Millions)	2011	2012	2013	2014	2015	Thereafter	Total

American Express Company (Parent Company only)	$400	$—	$998	$1,249	$—	$7,702	$10,349
American Express Travel Related Services Company, Inc.	1,200	—	—	—	—	—	1,200
American Express Credit Corporation	2,150	5,679	5,118	3,573	2,484	—	19,004
American Express Centurion Bank	—	1,207	—	—	5	1,354	2,566
American Express Bank, FSB	5,173	1,607	1,840	—	—	1,298	9,918
American Express Charge Trust	—	1,560	—	2,500	—	—	4,060
American Express Lending Trust	5,330	5,222	2,904	2,685	1,950	1,200	19,291
Other	10	—	—	84	—	47	141

	$14,263	$15,275	$10,860	$10,091	$4,439	$11,601	$66,529

Unamortized Underwriting Fees							$(113)

Total Long-Term Debt							$66,416

As of December 31, 2010 and 2009, the Company maintained total bank lines of credit of  $10.6 billion and  $12.2 billion, respectively. Of the total credit lines,  $6.5 billion and  $9.0 billion were unutilized, and for the years ended December 31, 2010 and 2009, respectively, the Company paid  $7.7 million and  $6.8 million in fees to maintain these lines. Unutilized amounts of  $5.7 billion and  $8.2 billion supported commercial paper borrowings as of December 31, 2010 and 2009, respectively. In 2011 and 2012, respectively,  $3.3 billion and  $7.3 billion of these credit facilities will expire.
The availability of these credit lines is subject to the Company’s compliance with certain financial covenants, including the maintenance by the Company of consolidated tangible net worth of at least  $4.1 billion, the maintenance by American Express Credit Corporation (Credco) of a 1.25 ratio of combined earnings and fixed charges to fixed charges, and the compliance by American Express Centurion Bank (Centurion Bank) and American Express Bank, FSB (FSB) with applicable regulatory capital adequacy guidelines. As of December 31, 2010, the Company’s consolidated tangible net worth was approximately  $13.1 billion, Credco’s ratio of combined earnings and fixed charges to fixed charges was 1.54 and Centurion Bank and FSB each exceeded their regulatory capital adequacy guidelines.
Additionally, the Company maintained a 3-year committed, revolving, secured financing facility which gives the Company the right to sell up to  $3.0 billion face amount of eligible notes issued from the Charge Trust at any time through December 16, 2013. As of December 31, 2010,  $2.5 billion was drawn on this facility.
These committed facilities do not contain material adverse change clauses and the facilities may not be terminated should there be a change in the Company’s credit rating.
The Company paid total interest primarily related to short- and long-term debt, corresponding interest rate swaps and customer deposits of  $2.4 billion,  $2.3 billion and  $3.5 billion in 2010, 2009 and 2008, respectively.

Other liabilities	12 Months Ended
Dec. 31, 2010
Other Liabilities Disclosure [Abstract]
Other Liabilities
NOTE 11
OTHER LIABILITIES
The following is a summary of other liabilities as of December 31:

(Millions)	2010	2009

Membership Rewards liabilities	$4,500	$4,303
Employee-related liabilities(a)	2,026	1,877
Book overdraft balances	1,538	1,422
Rebate accruals(b)	1,475	1,309
Deferred charge card fees, net	1,036	1,034
Other(c)	5,371	4,785

Total	$15,946	$14,730

(a)	Employee-related liabilities include employee benefit plan obligations and incentive compensation.
(b)	Rebate accruals include payments to third-party card issuing partners and cash-back reward costs.
(c)	Other includes accruals for general operating expenses, litigation, client incentives, advertising and promotion, derivatives, restructuring and reengineering reserves.

MEMBERSHIP REWARDS
The Membership Rewards program allows enrolled cardmembers to earn points that can be redeemed for a broad range of rewards including travel, entertainment, retail certificates and merchandise. The Company establishes balance sheet liabilities which represent the estimated cost of points earned to date that are ultimately expected to be redeemed. These liabilities reflect management’s best estimate of the cost of future redemptions. An ultimate redemption rate and weighted average cost per point are key factors used to approximate the Membership Rewards liability. Management uses models to estimate ultimate redemption rates based on historical redemption data, card product type, year of program enrollment, enrollment tenure and card spend levels. The weighted-average cost per point is determined using actual redemptions during the previous 12 months, adjusted as appropriate for recent changes in redemption costs.
The provision for the cost of Membership Rewards points is included in marketing, promotion, rewards and cardmember services. The Company continually evaluates its reserve methodology and assumptions based on developments in redemption patterns, cost per point redeemed, contract changes and other factors.

DEFERRED CHARGE CARD FEES
The carrying amount of deferred charge card and other fees, net of direct acquisition costs and reserves for membership cancellations as of December 31 were as follows:

(Millions)	2010	2009

Deferred charge card and other fees(a)	$1,194	$1,213
Deferred direct acquisition costs	(67)	(60)
Reserves for membership cancellations	(91)	(119)

Deferred charge card fees and other, net of direct acquisition costs and reserves	$1,036	$1,034

(a)	Includes deferred fees for Membership Rewards program participants.

Derivatives and Hedging Activities	12 Months Ended
Dec. 31, 2010
Derivatives and Hedging Activities [Abstract]
Derivatives and Hedging Activities

NOTE 12
DERIVATIVES AND HEDGING
ACTIVITIES
The Company uses derivative financial instruments (derivatives) to manage exposure to various market risks. Market risk is the risk to earnings or value resulting from movements in market prices. The Company’s market risk exposure is primarily generated by:

•	Interest rate risk in its card, insurance and Travelers Cheque businesses, as well as its investment portfolios; and

•	Foreign exchange risk in its operations outside the United States.

General principles and the overall framework for managing market risk across the Company are defined in the Market Risk Policy, which is the responsibility of the Asset-Liability Committee (ALCO). Market risk limits and escalation triggers in that policy are approved by the ALCO and by the Enterprise-wide Risk Management Committee (ERMC). Market risk is centrally monitored for compliance with policy and limits by the Market Risk Committee, which reports into the ALCO and is chaired by the Chief Market Risk Officer. Market risk management is also guided by policies covering the use of derivatives, funding and liquidity and investments. Derivatives derive their value from an underlying variable or multiple variables, including interest rate, foreign exchange, and equity indices or prices. These instruments enable end users to increase, reduce or alter exposure to various market risks and, for that reason, are an integral component of the Company’s market risk management. The Company does not engage in derivatives for trading purposes.
The Company’s market exposures are in large part byproducts of the delivery of its products and services. Interest rate risk arises through the funding of cardmember receivables and fixed-rate loans with variable-rate borrowings as well as through the risk to net interest margin from changes in the relationship between benchmark rates such as Prime and LIBOR.
Interest rate exposure within the Company’s charge card and fixed-rate lending products is managed by varying the proportion of total funding provided by short-term and variable-rate debt and deposits compared to fixed-rate debt and deposits. In addition, interest rate swaps are used from time to time to effectively convert fixed-rate debt to variable-rate or to convert variable-rate debt to fixed rate. The Company may change the mix between variable-rate and fixed-rate funding based on changes in business volumes and mix, among other factors.
Foreign exchange risk is generated by cardmember cross-currency charges, foreign currency balance sheet exposures, foreign subsidiary equity, and foreign currency earnings in units outside the United States. The Company’s foreign exchange risk is managed primarily by entering into agreements to buy and sell currencies on a spot basis or by hedging this market exposure to the extent it is economically justified through various means, including the use of derivatives such as foreign exchange forward, and cross-currency swap contracts, which can help “lock in” the value of the Company’s exposure to specific currencies.
Derivatives may give rise to counterparty credit risk. The Company manages this risk by considering the current exposure, which is the replacement cost of contracts on the measurement date, as well as estimating the maximum potential value of the contracts over the next 12 months, considering such factors as the volatility of the underlying or reference index. To mitigate derivative credit risk, counterparties are required to be pre-approved and rated as investment grade. Counterparty risk exposures are monitored by the Company’s Institutional Risk Management Committee (IRMC). The IRMC formally reviews large institutional exposures to ensure compliance with the Company’s ERMC guidelines and procedures and determines the risk mitigation actions, when necessary. Additionally, in order to mitigate the bilateral counterparty credit risk associated with derivatives, the Company has, in certain limited instances, entered into agreements with its derivative counterparties including master netting agreements, which may provide a right of offset for certain exposures between the parties.
In relation to the Company’s credit risk, under the terms of the derivative agreements it has with its various counterparties, the Company is not required to either immediately settle any outstanding liability balances or post collateral upon the occurrence of a specified credit risk-related event. In relation to counterparty credit risk, as of December 31, 2010 and 2009, such risk associated with the Company’s derivatives was not significant. The Company’s derivatives are carried at fair value on the Consolidated Balance Sheets. The accounting for changes in fair value depends on the instruments’ intended use and the resulting hedge designation, if any, as discussed below. Refer to Note 3 for a description of the Company’s methodology for determining the fair value of its derivatives.

The following table summarizes the total gross fair value, excluding interest accruals, of derivative assets and liabilities as of December 31:

	Other Assets		Other Liabilities
	Fair Value		Fair Value
(Millions)	2010	2009	2010	2009

Derivatives designated as hedging instruments:
Interest rate contracts
Fair value hedges	$909	$632	$38	$6
Cash flow hedges	2	1	13	44
Foreign exchange contracts
Net investment hedges	66	132	272	130

Total derivatives designated as hedging instruments	$977	$765	$323	$180

Derivatives not designated as hedging instruments:
Interest rate contracts	$3	$11	$3	$5
Foreign exchange contracts, including certain embedded derivatives(a)	109	57	91	95
Equity-linked embedded derivative(b)	—	—	2	3

Total derivatives not designated as hedging instruments	112	68	96	103

Total derivatives(c)	$1,089	$833	$419	$283

(a)	Includes foreign currency derivatives embedded in certain operating agreements.
(b)	Represents an equity-linked derivative embedded in one of the Company’s investment securities.
(c)	GAAP permits the netting of derivative assets and derivative liabilities when a legally enforceable master netting agreement exists between the Company and its derivative counterparty. As of December 31, 2010 and 2009, $18 million and $33 million, respectively, of derivative assets and liabilities have been offset and presented net on the Consolidated Balance Sheets.

DERIVATIVE FINANCIAL INSTRUMENTS THAT QUALIFY FOR HEDGE ACCOUNTING
Derivatives executed for hedge accounting purposes are documented and designated as such when the Company enters into the contracts. In accordance with its risk management policies, the Company structures its hedges with very similar terms to the hedged items. The Company formally assesses, at inception of the hedge accounting relationship and on a quarterly basis, whether derivatives designated as hedges are highly effective in offsetting the fair value or cash flows of the hedged items. These assessments usually are made through the application of the regression analysis method. If it is determined that a derivative is not highly effective as a hedge, the Company will discontinue the application of hedge accounting.

FAIR VALUE HEDGES
A fair value hedge involves a derivative designated to hedge the Company’s exposure to future changes in the fair value of an asset or a liability, or an identified portion thereof that is attributable to a particular risk. The Company is exposed to interest rate risk associated with its fixed-rate long-term debt. The Company uses interest rate swaps to convert certain fixed-rate long-term debt to floating-rate at the time of issuance. As of December 31, 2010 and 2009, the Company hedged  $15.9 billion and  $15.1 billion, respectively, of its fixed-rate debt to floating-rate debt using interest rate swaps.
To the extent the fair value hedge is effective, the gain or loss on the hedging instrument offsets the loss or gain on the hedged item attributable to the hedged risk. Any difference between the changes in the fair value of the derivative and the hedged item is referred to as hedge ineffectiveness and is reflected in earnings as a component of other, net expenses. Hedge ineffectiveness may be caused by differences between the debt’s interest coupon and the benchmark rate, which are primarily due to credit spreads at inception of the hedging relationship that are not reflected in the valuation of the interest rate swap. Furthermore, hedge ineffectiveness may be caused by changes in the relationship between 3-month LIBOR and 1-month LIBOR rates, as these so-called basis spreads may impact the valuation of the interest rate swap without causing an offsetting impact in the value of the hedged debt. If a fair value hedge is de-designated or no longer considered to be effective, changes in fair value of the derivative continue to be recorded through earnings but the hedged asset or liability is no longer adjusted for changes in fair value due to changes in interest rates. The existing basis adjustment of the hedged asset or liability is then amortized or accreted as an adjustment to yield over the remaining life of that asset or liability.

The following table summarizes the impact on the Consolidated Statements of Income associated with the Company’s hedges of fixed-rate long-term debt described above:

For the Years Ended December 31:
(Millions)	Gains (losses) recognized in income
	Derivative contract				Hedged item				Net hedge
		Amount				Amount			ineffectiveness
Derivative relationship	Location	2010	2009	2008	Location	2010	2009	2008	2010	2009	2008

Interest rate contracts	Other, net expenses	$246	$(446)	$967	Other, net expenses	$(233)	$437	$(898)	$13	$(9)	$69

The Company also recognized a net reduction in interest expense on long-term debt and other of  $522 million,  $464 million and  $122 million for the three years ended December 31, 2010, 2009 and 2008, respectively, primarily related to the net settlements (interest accruals) on the Company’s interest rate derivatives designated as fair value hedges.

CASH FLOW HEDGES
A cash flow hedge involves a derivative designated to hedge the Company’s exposure to variable future cash flows attributable to a particular risk. Such exposures may relate to either an existing recognized asset or liability or a forecasted transaction. The Company hedges existing long-term variable-rate debt, the rollover of short-term borrowings and the anticipated forecasted issuance of additional funding through the use of derivatives, primarily interest rate swaps. These derivative instruments effectively convert floating-rate debt to fixed-rate debt for the duration of the instrument. As of December 31, 2010 and 2009, the Company hedged  $1.3 billion and  $1.6 billion, respectively, of its floating debt using interest rate swaps.
For derivatives designated as cash flow hedges, the effective portion of the gain or loss on the derivatives is recorded in AOCI and reclassified into earnings when the hedged cash flows are recognized in earnings. The amount that is reclassified into earnings is presented in the Consolidated Statements of Income in the same line item in which the hedged instrument or transaction is recognized, primarily in interest expense. Any ineffective portion of the gain or loss on the derivatives is reported as a component of other, net expenses. If a cash flow hedge is de-designated or terminated prior to maturity, the amount previously recorded in AOCI is recognized into earnings over the period that the hedged item impacts earnings. If a hedge relationship is discontinued because it is probable that the forecasted transaction will not occur according to the original strategy, any related amounts previously recorded in AOCI are recognized into earnings immediately.
In the normal course of business, as the hedged cash flows are recognized into earnings, the Company expects to reclassify  $11 million of net pretax losses on derivatives from AOCI into earnings during the next 12 months.

NET INVESTMENT HEDGES
A net investment hedge is used to hedge future changes in currency exposure of a net investment in a foreign operation. The Company primarily designates foreign currency derivatives, typically foreign exchange forwards, and on occasion foreign currency denominated debt, as hedges of net investments in certain foreign operations. These instruments reduce exposure to changes in currency exchange rates on the Company’s investments in non-U.S. subsidiaries. The effective portion of the gain or loss on net investment hedges is recorded in AOCI as part of the cumulative translation adjustment. Any ineffective portion of the gain or loss on net investment hedges is recognized in other, net expenses during the period of change.

The following table summarizes the impact of cash flow hedges and net investment hedges on the Consolidated Statements of Income:

For the Years Ended December 31:
	Gains (losses) recognized in income
		Amount reclassified
		from AOCI into				Net hedge
		income				ineffectiveness
(Millions)	Location	2010	2009	2008	Location	2010	2009	2008

Cash flow hedges:(a)
Interest rate contracts	Interest expense	$(36)	$(115)	$(247)	Other, net expenses	$—	$—	$—
Net investment hedges:
Foreign exchange contracts	Other, net expenses	$—	$—	$—	Other, net expenses	$(3)	$(1)	$3

(a)	During the years ended December 31, 2010, 2009 and 2008, there were no forecasted transactions that were considered no longer probable to occur.

DERIVATIVES NOT DESIGNATED AS HEDGES
The Company has derivatives that act as economic hedges but are not designated for hedge accounting purposes. Foreign currency transactions and non-U.S. dollar cash flow exposures from time to time may be partially or fully economically hedged through foreign currency contracts, primarily foreign exchange forwards, options and cross-currency swaps. These hedges generally mature within one year. Foreign currency contracts involve the purchase and sale of a designated currency at an agreed upon rate for settlement on a specified date. The changes in the fair value of the derivatives effectively offset the related foreign exchange gains or losses on the underlying balance sheet exposures. From time to time, the Company may enter into interest rate swaps to specifically manage funding costs related to its proprietary card business.
The Company has certain operating agreements whose payments may be linked to a market rate or price, primarily foreign currency rates. The payment components of these agreements may meet the definition of an embedded derivative, which is assessed to determine if it requires separate accounting and reporting. If so, the embedded derivative is accounted for separately and is classified as a foreign exchange contract based on its primary risk exposure. In addition, the Company also holds an investment security containing an embedded equity-linked derivative.
For derivatives that are not designated as hedges, changes in fair value are reported in current period earnings.

The following table summarizes the impact of derivatives not designated as hedges on the Consolidated Statements of Income:

For the Years Ended December 31:
(Millions)	Gains (losses) recognized in income
		Amount
	Location	2010	2009	2008

Interest rate contracts	Other, net expenses	$(8)	$17	$(33)
Foreign exchange contracts(a)	Other non-interest revenues	—	(1)	—
	Interest and dividends on investment securities	4	4	13
	Interest expense on short-term borrowings	7	5	(7)
	Interest expense on long-term debt and other	93	35	22
	Other, net expenses	(3)	(8)	(38)
Equity-linked contract	Other non-interest revenues	(6)	1	—

Total		$87	$53	$(43)

(a)	For the years ended December 31, 2010 and 2009, foreign exchange contracts include embedded foreign currency derivatives. Gains (losses) on these embedded derivatives are included in other, net expenses.

Guarantees	12 Months Ended
Dec. 31, 2010
Guarantees [Abstract]
Guarantees
NOTE 13
GUARANTEES
The Company provides cardmember protection plans that cover losses associated with purchased products, as well as certain other guarantees in the ordinary course of business which are within the scope of GAAP governing the accounting for guarantees. For the Company, guarantees primarily consist of card and travel protection programs, including:

•	Credit Card Registry — cancels and requests replacement of lost or stolen cards, and provides for fraud liability coverage;

•	Return Protection — refunds the price of eligible purchases made with the card where the merchant will not accept the return for up to 90 days from the date of purchase;

•	Account Protection — provides account protection in the event that a cardmember is unable to make payments on the account due to unforeseen hardship; and,

•	Merchant Protection — protects cardmembers primarily against non-delivery of goods and services, usually in the event of bankruptcy or liquidation of a merchant. In the event that a dispute is resolved in the cardmember’s favor, the Company will generally credit the cardmember account for the amount of the purchase and will seek recovery from the merchant. If the Company is unable to collect the amount from the merchant, it will bear the loss for the amount credited to the cardmember. The Company mitigates this risk by withholding settlement from the merchant or obtaining deposits and other guarantees from merchants considered higher risk due to various factors. The amounts being held by the Company are not significant when compared to the maximum potential amount of undiscounted future payments.

In relation to its maximum amount of undiscounted future payments as seen in the table that follows, to date the Company has not experienced any significant losses related to guarantees. The Company’s initial recognition of guarantees is at fair value, which has been determined in accordance with GAAP governing fair value measurement. In addition, the Company establishes reserves when an unfavorable outcome is probable and the amount of the loss can be reasonably estimated.

The following table provides information related to such guarantees as of December 31:

	Maximum amount of
	undiscounted future		Amount of related
	payments(a)		liability(b)
	(Billions)		(Millions)
Type of Guarantee	2010	2009	2010	2009

Card and travel operations(c)	$67	$66	$114	$112
Other(d)	1	1	99	74

Total	$68	$67	$213	$186

(a)	Represents the notional amounts that could be lost under the guarantees and indemnifications if there were a total default by the guaranteed parties. The Merchant Protection guarantee is calculated using management’s best estimate of maximum exposure based on all eligible claims as measured against annual billed business volumes.
(b)	Included as part of other liabilities on the Company’s Consolidated Balance Sheets.
(c)	Includes Credit Card Registry, Return Protection, Account Protection and Merchant Protection, which the Company offers directly to cardmembers.
(d)	Primarily includes guarantees related to the Company’s business dispositions, real estate and tax, as well as contingent consideration obligations, each of which are individually smaller indemnifications.

Refer to Note 26 for a discussion of additional guarantees of the Company as of December 31, 2010 and 2009.

Common and Preferred Shares and Warrants	12 Months Ended
Dec. 31, 2010
Common and Preferred Shares and Warrants [Abstract]
Common and Preferred Shares and Warrants
NOTE 14
COMMON AND PREFERRED SHARES AND WARRANTS
As of December 31, 2010, the Company has 86 million common shares remaining under share repurchase authorizations. Such authorizations do not have an expiration date, and at present, there is no intention to modify or otherwise rescind the current authorizations.
Common shares are generally retired by the Company upon repurchase (except for 4.7 million, 5.0 million and 0.4 million shares held as treasury shares as of December 31, 2010, 2009 and 2008, respectively); retired common shares and treasury shares are excluded from the shares outstanding in the table below. The treasury shares, with a cost basis of  $219 million,  $235 million and  $21 million as of December 31, 2010, 2009 and 2008, respectively, are included as a reduction to additional paid-in capital in shareholders’ equity on the Consolidated Balance Sheets.

The following table shows authorized shares and provides a reconciliation of common shares issued and outstanding for the years ended December 31:

(Millions, except where indicated)	2010	2009	2008

Common shares authorized (billions)(a)	3.6	3.6	3.6

Shares issued and outstanding at beginning of year	1,192	1,160	1,158
(Repurchases) Issuances of common shares	(14)	22	(5)
Other, primarily stock option exercises and RSAs granted	19	10	7

Shares issued and outstanding as of December 31	1,197	1,192	1,160

(a)	Of the common shares authorized but unissued as of December 31, 2010, approximately 104 million shares were reserved for issuance under employee stock and employee benefit plans.

The Board of Directors is authorized to permit the Company to issue up to 20 million preferred shares at a par value of  $1.66 2/3 without further shareholder approval.
On January 9, 2009, under the United States Department of the Treasury (Treasury Department) Capital Purchase Program (CPP), the Company issued to the Treasury Department as consideration for aggregate proceeds of  $3.39 billion: (1) 3.39 million shares of Fixed Rate (5 percent) Cumulative Perpetual Preferred Shares Series A (the Preferred Shares), and (2) a ten-year warrant (the Warrant) for the Treasury Department to purchase up to 24 million common shares at an exercise price of  $20.95 per share.
On June 17, 2009, the Company repurchased the Preferred Shares at their face value of  $3.39 billion and the  $212 million in excess of the amortized carrying amount represented an in-substance Preferred Share dividend that reduced earnings per share (EPS) attributable to common shareholders by  $0.18 for the year ended December 31, 2009. Refer to Note 18.
On July 29, 2009, the Company repurchased the Warrant for  $340 million. There were no preferred shares or warrants issued and outstanding as of December 31, 2010 and 2009.

Changes in Accumulated Other Comprehensive (Loss) Income	12 Months Ended
Dec. 31, 2010
Changes in Accumulated Other Comprehensive (Loss) Income [Abstract]
Changes in Accumulated Other Comprehensive (Loss) Income
NOTE 15
CHANGES IN ACCUMULATED OTHER COMPREHENSIVE (LOSS) INCOME
AOCI is a balance sheet item in the Shareholders’ Equity section of the Company’s Consolidated Balance Sheets. It is comprised of items that have not been recognized in earnings but may be recognized in earnings in the future when certain events occur. Changes in each component of AOCI for the three years ended December 31 were as follows:

	Net Unrealized			Net Unrealized
	Gains (Losses) on	Net Unrealized	Foreign Currency	Pension and Other	Accumulated Other
	Investment	Gains (Losses) on	Translation	Postretirement	Comprehensive
(Millions, net of tax)(a)	Securities	Cash Flow Hedges	Adjustments	Benefit Losses	(Loss) Income

Balances as of December 31, 2007	$12	$(71)	$(255)	$(128)	$(442)

Net unrealized gains (losses)	(718)	(170)			(888)
Reclassification for realized (gains) losses into earnings	(8)	161			153
Net translation of investments in foreign operations			(1,102)		(1,102)
Net gains related to hedges of investment in foreign operations			961		961
Pension and other postretirement benefit losses				(329)	(329)
Discontinued operations(b)	15		28	(2)	41

Net change in accumulated other comprehensive (loss) income	(711)	(9)	(113)	(331)	(1,164)

Balances as of December 31, 2008	(699)	(80)	(368)	(459)	(1,606)

Net unrealized gains (losses)	1,351	(22)			1,329
Reclassification for realized (gains) losses into earnings	(145)	74			(71)
Net translation of investments in foreign operations(c)			523		523
Net losses related to hedges of investment in foreign operations			(877)		(877)
Pension and other postretirement benefit losses				(10)	(10)

Net change in accumulated other comprehensive (loss) income	1,206	52	(354)	(10)	894

Balances as of December 31, 2009	507	(28)	(722)	(469)	(712)

Impact of the Adoption of new GAAP(d)	(315)				(315)
Net unrealized gains (losses)	(139)	(2)			(141)
Reclassification for realized (gains) losses into earnings	4	23	1		28
Net translation of investments in foreign operations			189		189
Net gains related to hedges of investment in foreign operations			29		29
Pension and other postretirement benefit losses				5	5

Net change in accumulated other comprehensive (loss) income	(450)	21	219	5	(205)

Balances as of December 31, 2010	$57	$(7)	$(503)	$(464)	$(917)

(a)	The following table shows the tax impact for the three years ended December 31 for the changes in each component of accumulated other comprehensive (loss) income:

(Millions)	2010	2009	2008

Investment securities	$(272)	$749	$(472)
Cash flow hedges	11	29	(4)
Foreign currency translation adjustments	22	33	(66)
Net investment hedges	(396)	—	—
Pension and other postretirement benefit losses	18	(28)	(159)
Discontinued operations(b)	—	—	16

Total tax impact	$(617)	$783	$(685)

(b)	Relates to the change in accumulated other comprehensive (loss) income prior to the dispositions of AEB and AEIDC.
(c)	Includes a $190 million other comprehensive loss, recorded in the third quarter of 2009, representing the correction of an error related to the accounting in prior periods for cumulative translation adjustments associated with a net investment in foreign subsidiaries. (Refer to Note 19 for further details).
(d)	As described further in Notes 6 and 7, as a result of the adoption of new GAAP effective January 1, 2010, the Company no longer presents within its Consolidated Financial Statements the effects of the retained subordinated securities issued by previously unconsolidated VIEs related to the Company’s cardmember loan securitization programs.

Restructuring Charges	12 Months Ended
Dec. 31, 2010
Restructuring Charges [Abstract]
Restructuring Charges
NOTE 16
RESTRUCTURING CHARGES
During 2010, the Company recorded  $96 million of restructuring charges, net of adjustments of previously accrued amounts due to revisions of prior estimates. The 2010 activity primarily relates to a  $98 million charge reflecting employee severance obligations to consolidate certain facilities within the Company’s global servicing network. In addition, the Company expects to record further charges in one or more quarterly periods during 2011 relating to these facility consolidations totaling between  $60 million and  $80 million. The total expected additional charges include lease exit (approximately 60 percent) and employee compensation (approximately 40 percent) costs. It is estimated that these costs will be recorded to the business units as follows: USCS (73 percent), International Card Services (ICS) (5 percent), GCS (12 percent), and Global Network Merchant Services (GNMS) (10 percent). As a result of this initiative, approximately 3,200 positions will be eliminated; however, overall staffing levels are expected to decrease by approximately 400 positions on a net basis as new employees are hired at the locations to which work is being transferred. The remaining 2010 activity includes  $25 million of additional charges comprised of several smaller initiatives which were more than offset by adjustments of  $(27) million that relate to revisions of prior estimates for higher employee redeployments to other positions within the Company and modifications to existing initiatives.
During 2009, the Company recorded  $185 million of restructuring charges, net of adjustments of previously accrued amounts due to revisions of prior estimates. The 2009 activity primarily relates to the  $199 million of restructuring charges the Company recorded in the second quarter to further reduce its operating costs by downsizing and reorganizing certain operations. These restructuring activities were for the elimination of approximately 4,000 positions or about 6 percent of the Company’s total worldwide workforce and occurred across all business units, markets and staff groups. Additional restructuring charges of  $38 million taken in the third and fourth quarters of 2009 relate principally to the reorganization of certain senior leadership positions, as well as the exit of a business in the GNMS segment. The Company also recorded adjustments of  $(52) million during 2009 that primarily relate to revisions of prior estimates for higher employee redeployments to other positions within the Company, business changes and modifications to existing initiatives. These modifications do not constitute a significant change in the original restructuring plan from an overall Company perspective.
During 2008, the Company recorded restructuring charges of  $434 million, net of adjustments of previously accrued amounts due to revisions of prior estimates. While the Company’s restructuring activity in the first and third quarters of 2008 primarily related to exiting certain international banking businesses, the Company recorded  $410 million of restructuring charges in the fourth quarter of 2008 in order to further reduce the Company’s cost structure. This restructuring was for the elimination of approximately 7,000 positions or approximately 10 percent of its total worldwide workforce. These reductions primarily occurred across business units, markets and staff groups focusing on management and other positions that do not interact directly with customers, and related to reorganizing or automating certain internal processes; outsourcing certain operations to third parties; and discontinuing or relocating business activities to other locations.
Restructuring charges related to severance obligations are included in salaries and employee benefits and discontinued operations in the Company’s Consolidated Statements of Income, while charges pertaining to other exit costs are included in occupancy and equipment, professional services, other, net expenses and discontinued operations.

The following table summarizes the Company’s restructuring reserves activity for the years ended December 31, 2010, 2009 and 2008:

(Millions)	Severance(a)	Other(b)	Total

Liability balance as of December 31, 2007	$60	$9	$69
Restructuring charges, net of $10 in adjustments(c)(d)	366	68	434
Payments	(63)	(13)	(76)
Other non-cash(e)	2	(2)	—

Liability balance as of December 31, 2008	365	62	427
Restructuring charges, net of $52 in adjustments(c)	161	24	185
Payments	(287)	(45)	(332)
Other non-cash(e)	14	(9)	5

Liability balance as of December 31, 2009	253	32	285
Restructuring charges, net of $27 in adjustments(f)	98	(2)	96
Payments	(141)	(14)	(155)
Other non-cash(e)	(11)	—	(11)

Liability balance as of December 31, 2010(g)	$199	$16	$215

(a)	Accounted for in accordance with the GAAP governing the accounting for nonretirement postemployment benefits and for costs associated with exit or disposal activities.
(b)	Other primarily includes facility exit, asset impairment and contract termination costs.
(c)	Adjustments primarily relate to higher than anticipated redeployments of displaced employees to other positions within the Company.
(d)	Includes $17 million related to discontinued operations.
(e)	Consists primarily of foreign exchange impacts. During 2009, the amounts in other also include asset impairments directly related to restructuring activity.
(f)	Net adjustments of $27 million were recorded in the Company’s reportable operating segments as follows: $4 million in USCS, $13 million in ICS, $(2) million in GCS, and $12 million in Corporate & Other. These adjustments primarily relate to higher employee redeployments to other positions within the Company, business changes and modifications to existing initiatives.
(g)	The majority of cash payments related to the remaining restructuring liabilities are expected to be completed in 2012, with the exception of certain smaller amounts related to contractual long-term severance arrangements which are expected to be completed in 2013, and certain lease obligations which will continue until their expiration in 2018.

The following table summarizes the Company’s restructuring charges, net of adjustments, by reportable segment for the year ended December 31, 2010, and the cumulative amounts relating to the restructuring programs that were in progress during 2010 and initiated at various dates between 2007 and 2010.

		Cumulative Restructuring Expense Incurred To Date On
	2010	In-Progress Restructuring Programs
	Total Restructuring
	Charges net of
(Millions)	adjustments	Severance	Other	Total

USCS	$52	$99	$6	$105
ICS	12	92	3	95
GCS	21	241	31	272
GNMS	16	64	9	73
Corporate & Other	(5)	116	33	149	(a)

Total	$96	$612	$82	$694	(b)

(a)	The Corporate & Other segment includes certain severance and other charges of $125 million, related to Company-wide support functions which were not allocated to the Company’s operating segments, as these were corporate initiatives, which is consistent with how such charges were reported internally.
(b)	As of December 31, 2010, the total expenses to be incurred for previously approved restructuring activities that were in progress are not expected to be materially different than the cumulative expenses incurred to date for these programs, except for those 2011 charges noted above.

Income Taxes	12 Months Ended
Dec. 31, 2010
Income Taxes [Abstract]
Income Taxes
NOTE 17
INCOME TAXES
The components of income tax expense for the years ended December 31 included in the Consolidated Statements of Income were as follows:

(Millions)	2010	2009	2008

Current income tax expense (benefit):
U.S. federal	$532	$661	$735
U.S. state and local	110	40	(28)
Non-U.S.	508	295	352

Total current income tax expense	1,150	996	1,059

Deferred income tax expense (benefit):
U.S. federal	782	(231)	(150)
U.S. state and local	78	24	(84)
Non-U.S.	(103)	(85)	(115)

Total deferred income tax expense (benefit)	757	(292)	(349)

Total income tax expense on continuing operations	$1,907	$704	$710

Income tax expense from discontinued operations	$—	$4	$12

A reconciliation of the U.S. federal statutory rate of 35 percent to the Company’s actual income tax rate for the years ended December 31 on continuing operations was as follows:

	2010	2009	2008

Combined tax at U.S. statutory federal income tax rate	35.0%	35.0%	35.0%
Increase (Decrease) in taxes resulting from:
Tax-exempt income	(1.9)	(4.6)	(3.9)
State and local income taxes, net of federal benefit	2.7	2.7	1.6
Non-U.S. subsidiaries earnings	(3.1)	(6.8)	(8.4)
Tax settlements(a)	(1.3)	(1.4)	(5.5)
All other	0.6	(0.1)	1.0

Actual tax rates	32.0%	24.8%	19.8%

(a)	Relates to the resolution of tax matters in various jurisdictions.

The Company records a deferred income tax (benefit) provision when there are differences between assets and liabilities measured for financial reporting and for income tax return purposes. These temporary differences result in taxable or deductible amounts in future years and are measured using the tax rates and laws that will be in effect when such differences are expected to reverse.

The significant components of deferred tax assets and liabilities as of December 31 are reflected in the following table:

(Millions)	2010	2009

Deferred tax assets:
Reserves not yet deducted for tax purposes	$3,789	$3,495
Employee compensation and benefits	741	717
Other	290	114

Gross deferred tax assets	4,820	4,326
Valuation allowance	(104)	(60)

Deferred tax assets after valuation allowance	4,716	4,266

Deferred tax liabilities:
Intangibles and fixed assets	834	744
Deferred revenue	36	49
Asset securitizations	43	70
Net unrealized securities gains	19	291
Other	387	133

Gross deferred tax liabilities	1,319	1,287

Net deferred tax assets	$3,397	$2,979

A valuation allowance is established when management determines that it is more likely than not that all or some portion of the benefit of the deferred tax assets will not be realized. The valuation allowances as of December 31, 2010 and 2009 are associated with net operating losses and other deferred tax assets in certain non-U.S. operations of the Company.
Accumulated earnings of certain non-U.S. subsidiaries, which totaled approximately  $7.4 billion as of December 31, 2010, are intended to be permanently reinvested outside the United States. The Company does not provide for federal income taxes on foreign earnings intended to be permanently reinvested outside the United States. Accordingly, federal taxes, which would have aggregated approximately  $1.9 billion as of December 31, 2010, have not been provided on those earnings.
Net income taxes paid by the Company (including amounts related to discontinued operations) during 2010, 2009 and 2008, were approximately  $0.8 billion,  $0.4 billion and  $2.0 billion, respectively. These amounts include estimated tax payments and cash settlements relating to prior tax years.
The Company, its wholly-owned U.S. subsidiaries, and certain non-U.S. subsidiaries file a consolidated federal income tax return. The Company is subject to the income tax laws of the United States, its states and municipalities and those of the foreign jurisdictions in which the Company operates. These tax laws are complex, and the manner in which they apply to the taxpayer’s facts is sometimes open to interpretation. Given these inherent complexities, the Company must make judgments in assessing the likelihood that a tax position will be sustained upon examination by the taxing authorities based on the technical merits of the tax position. A tax position is recognized only when, based on management’s judgment regarding the application of income tax laws, it is more likely than not that the tax position will be sustained upon examination. The amount of benefit recognized for financial reporting purposes is based on management’s best judgment of the most likely outcome resulting from examination given the facts, circumstances and information available at the reporting date. The Company adjusts the level of unrecognized tax benefits when there is new information available to assess the likelihood of the outcome.
The Company is under continuous examination by the Internal Revenue Service (IRS) and tax authorities in other countries and states in which the Company has significant business operations. The tax years under examination and open for examination vary by jurisdiction. In June 2008, the IRS completed its field examination of the Company’s federal tax returns for the years 1997 through 2002. In July 2009, the IRS completed its field examination of the Company’s federal tax returns for the years 2003 and 2004. However, all of these years continue to remain open as a consequence of certain issues under appeal. The Company is currently under examination by the IRS for the years 2005 through 2007.

The following table presents changes in unrecognized tax benefits:

(Millions)	2010	2009	2008

Balance, January 1	$1,081	$1,176	$1,112
Increases:
Current year tax positions	182	39	81
Tax positions related to prior years	403	161	409
Effects of foreign currency translations	—	1	—
Decreases:
Tax positions related to prior years	(145)	(197)	(208)
Settlements with tax authorities	(138)	(97)	(213)
Lapse of statute of limitations	(6)	(2)	(3)
Effects of foreign currency translations	—	—	(2)

Balance, December 31	$1,377	$1,081	$1,176

Included in the  $1.4 billion,  $1.1 billion and  $1.2 billion of unrecognized tax benefits as of December 31, 2010, 2009 and 2008, respectively, are approximately  $476 million,  $480 million and  $452 million, respectively, that, if recognized, would favorably affect the effective tax rate in a future period.
The Company believes it is reasonably possible that the unrecognized tax benefits could decrease within the next 12 months by as much as  $991 million principally as a result of potential resolutions of prior years’ tax items with various taxing authorities. The prior years’ tax items include unrecognized tax benefits relating to the timing of recognition of certain gross income, the deductibility of certain expenses or losses and the attribution of taxable income to a particular jurisdiction or jurisdictions. Of the  $991 million of unrecognized tax benefits, approximately  $320 million relates to temporary differences that, if recognized, would only impact the effective rate due to net interest assessments and state tax rate differentials and approximately  $404 million relates to amounts recorded to equity that, if recognized, would not impact the effective rate. With respect to the remaining decrease of  $267 million, it is not possible to quantify the impact that the decrease could have on the effective tax rate and net income due to the inherent complexities and the number of tax years open for examination in multiple jurisdictions. Resolution of the prior years’ items that comprise this remaining amount could have an impact on the effective tax rate and on net income, either favorably (principally as a result of settlements that are less than the liability for unrecognized tax benefits) or unfavorably (if such settlements exceed the liability for unrecognized tax benefits).
Interest and penalties relating to unrecognized tax benefits are reported in the income tax provision. During the years ended December 31, 2010, 2009 and 2008, the Company recognized approximately  $31 million,  $1 million and  $60 million, respectively, of interest and penalties. The Company has approximately  $226 million and  $282 million accrued for the payment of interest and penalties as of December 31, 2010 and 2009, respectively.

Earnings Per Common Share (EPS)	12 Months Ended
Dec. 31, 2010
Earnings Per Share [Abstract]
Earnings Per Common Share (EPS)
NOTE 18
EARNINGS PER COMMON SHARE
The computations of basic and diluted EPS for the years ended December 31 were as follows:

(Millions, except per share amounts)	2010	2009	2008

Numerator:
Basic and diluted:
Income from continuing operations	$4,057	$2,137	$2,871
Preferred shares dividends, accretion and recognition of remaining unaccreted dividends(a)	—	(306)	—
Earnings allocated to participating share awards and other items(b)	(51)	(22)	(15)
Loss from discontinued operations, net of tax	—	(7)	(172)

Net income attributable to common shareholders	$4,006	$1,802	$2,684

Denominator:
Basic: Weighted-average common stock	1,188	1,168	1,154
Add: Weighted-average stock options and warrants(c)	7	3	2

Diluted	1,195	1,171	1,156

Basic EPS:
Income from continuing operations attributable to common shareholders	$3.37	$1.55	$2.47
Loss from discontinued operations	—	(0.01)	(0.14)

Net income attributable to common shareholders	$3.37	$1.54	$2.33

Diluted EPS:
Income from continuing operations attributable to common shareholders	$3.35	$1.54	$2.47
Loss from discontinued operations	—	—	(0.15)

Net income attributable to common shareholders	$3.35	$1.54	$2.32

(a)	Includes the accelerated preferred dividend accretion of $212 million for the year ended December 31, 2009, due to the repurchase of $3.39 billion of preferred shares on June 17, 2009 issued as part of the CPP. Also includes $74 million of preferred dividends paid and $20 million of preferred dividend accretion during 2009.
(b)	The Company’s unvested restricted stock awards, which include the right to receive non-forfeitable dividends or dividend equivalents, are considered participating securities. Calculations of EPS under the two-class method (i) exclude any dividends paid or owed on participating securities and any undistributed earnings considered to be attributable to participating securities from the numerator and (ii) exclude the participating securities from the denominator.
(c)	For the years ended December 31, 2010, 2009 and 2008, the dilutive effect of unexercised stock options excludes 36 million, 71 million and 45 million options, respectively, from the computation of EPS because inclusion of the options would have been anti-dilutive.

Subordinated debentures of  $750 million issued by the Company in 2006 would affect the EPS computation only in the unlikely event the Company fails to achieve specified performance measures related to the Company’s tangible common equity and consolidated net income. In that circumstance the Company would reflect the additional common shares in the EPS computation.

Details of Certain Consolidated Statements of Income Lines	12 Months Ended
Dec. 31, 2010
Details of Certain Consolidated Statements of Income Lines [Abstract]
Details of Certain Consolidated Statements of Income Lines
NOTE 19
DETAILS OF CERTAIN CONSOLIDATED
STATEMENTS OF INCOME LINES
The following is a detail of other commissions and fees for the years ended December 31:

(Millions)	2010	2009	2008

Foreign currency conversion revenue	$838	$672	$755
Delinquency fees	605	526	852
Service fees	328	335	459
Other	260	245	241

Total other commissions and fees	$2,031	$1,778	$2,307

The following is a detail of other revenues for the years ended December 31:

(Millions)	2010	2009	2008

Global Network Services partner revenues	$530	$463	$420
Insurance premium revenue	255	293	326
Publishing revenue	228	224	327
(Loss) Gain on investment securities	(5)	225	12
Other	919	882	1,072

Total other revenues	$1,927	$2,087	$2,157

Other revenues include insurance premiums earned from cardmember travel and other insurance programs, publishing revenues, revenues arising from contracts with Global Network Services (GNS) partners including royalties and signing fees, and other miscellaneous revenue and fees.

The following is a detail of marketing, promotion, rewards and cardmember services for the years ended December 31:

(Millions)	2010	2009	2008

Marketing and promotion	$3,054	$1,914	$2,430
Cardmember rewards	5,029	4,036	4,389
Cardmember services	561	517	542

Total marketing, promotion, rewards and cardmember services	$8,644	$6,467	$7,361

Marketing and promotion expense includes advertising costs, which are expensed in the year in which the advertising first takes place. Cardmember rewards expense includes the costs of rewards programs (including Membership Rewards, discussed in Note 11). Cardmember services expense includes protection plans and complimentary services provided to cardmembers.

The following is a detail of other, net expense for the years ended December 31:

(Millions)	2010	2009	2008

Occupancy and equipment	$1,562	$1,619	$1,641
Communications	383	414	466
MasterCard and Visa settlements	(852)	(852)	(571)
Other(a)	1,539	1,233	1,586

Total other, net expense	$2,632	$2,414	$3,122

(a)	Includes in 2009, (i) a $135 million benefit representing the correction of an error related to the accounting for cumulative translation adjustments associated with a net investment in foreign subsidiaries, (ii) a $45 million benefit resulting from the change in the fair value of certain forward exchange contracts, (iii) a $59 million benefit related to the completion of certain account reconciliations and (iv) lower travel and entertainment and other expenses due to the Company’s reengineering activities.

Other, net expense includes general operating expenses, gains (losses) on sale of assets or businesses not classified as discontinued operations, and litigation and insurance costs or settlements.

Stock Plans	12 Months Ended
Dec. 31, 2010
Stock Plans [Abstract]
Stock Plans

NOTE 20
STOCK PLANS

STOCK OPTION AND AWARD PROGRAMS
Under the 2007 Incentive Compensation Plan and previously under the 1998 Incentive Compensation Plan, awards may be granted to employees and other key individuals who perform services for the Company and its participating subsidiaries. These awards may be in the form of stock options, restricted stock awards or units (RSAs), portfolio grants (PGs) or other incentives, and similar awards designed to meet the requirements of non-U.S. jurisdictions.
For the Company’s Incentive Compensation Plans, there were a total of 40 million, 37 million and 45 million common shares unissued and available for grant as of December 31, 2010, 2009 and 2008, respectively, as authorized by the Company’s Board of Directors and shareholders.
The Company granted stock option awards to its Chief Executive Officer (CEO) in November 2007 and January 2008 that have performance-based and market-based conditions. These option awards are separately described and are excluded from the information and tables presented in the following paragraphs.
A summary of stock option and RSA activity as of December 31, 2010, and changes during the year ended is presented below:

	Stock Options		RSAs
		Weighted-		Weighted-
		Average		Average
		Exercise		Grant
(Shares in thousands)	Shares	Price	Shares	Price

Outstanding as of December 31, 2009	79,694	$39.18	15,682	$26.90
Granted	3,205	$37.11	4,886	$38.63
Exercised/vested	(16,987)	$36.45	(4,586)	$31.70
Forfeited	(975)	$42.82	(908)	$27.81
Expired	(7,974)	$41.09	—	—

Outstanding as of December 31, 2010	56,963	$39.54	15,074	$28.97

Options vested and expected to vest as of December 31, 2010	56,681	$39.59	—	—

Options exercisable as of December 31, 2010	44,871	$40.88	—	—

The Company recognizes the cost of employee stock awards granted in exchange for employee services based on the grant-date fair value of the award, net of expected forfeitures. Those costs are recognized ratably over the vesting period.

STOCK OPTIONS
Each stock option has an exercise price equal to the market price of the Company’s common stock on the date of grant and a contractual term of 10 years from the date of grant. Stock options generally vest 25 percent per year beginning with the first anniversary of the grant date.

The weighted-average remaining contractual life and the aggregate intrinsic value (the amount by which the fair value of the Company’s stock exceeds the exercise price of the option) of the stock options outstanding, exercisable, and vested and expected to vest as of December 31, 2010 were as follows:

			Vested and
			Expected to
	Outstanding	Exercisable	Vest

Weighted-average remaining contractual life (in years)	4.6	3.7	4.6
Aggregate intrinsic value (millions)	$390	$251	$386

The intrinsic value for options exercised during 2010, 2009 and 2008 was  $130 million,  $11 million and  $79 million, respectively (based upon the fair value of the Company’s stock price at the date of exercise). Cash received from the exercise of stock options in 2010, 2009 and 2008 was  $619 million,  $83 million and  $176 million, respectively. The tax benefit realized from income tax deductions from stock option exercises, which was recorded in additional paid-in capital, in 2010, 2009 and 2008 was  $35 million,  $2 million and  $21 million, respectively.

The fair value of each option is estimated on the date of grant using a Black-Scholes-Merton option-pricing model. The following weighted-average assumptions are used for grants issued in 2010, 2009 and 2008, the majority of which were granted in the beginning of each year:

	2010	2009	2008

Dividend yield	1.8%	4.1%	1.5%
Expected volatility(a)	41%	36%	19%
Risk-free interest rate	2.8%	2.1%	2.8%
Expected life of stock option (in years)(b)	6.2	4.8	4.7
Weighted-average fair value per option	$14.11	$4.54	$8.24

(a)	The expected volatility is based on weighted historical and implied volatilities of the Company’s common stock price.
(b)	In 2010, the expected life of stock options was determined using historical data and expectations of options currently outstanding. In 2009 and 2008, the expected life of stock options was determined using historical data.

STOCK OPTIONS WITH PERFORMANCE-BASED AND MARKET-BASED CONDITIONS
On November 30, 2007 and January 31, 2008, the Company’s CEO was granted in the aggregate 2,750,000 of non-qualified stock option awards with performance-based and market-based conditions. Both awards have a contractual term of 10 years and a vesting period of 6 years.
The aggregate grant date fair value of options with performance based conditions was approximately  $33.8 million. Compensation expense for these awards will be recognized over the vesting period when it is determined it is probable that the performance metrics will be achieved. No compensation expense for these awards was recorded in 2010, 2009 and 2008.
The aggregate grant date fair value of options with market-based conditions was approximately  $10.5 million. Compensation expense for these awards is recognized ratably over the vesting period irrespective of the probability of the market metric being achieved. Total compensation expense of  $2.4 million was recorded in each of the years 2010, 2009 and 2008.

RESTRICTED STOCK AWARDS
RSAs are valued based on the stock price on the date of grant and generally vest 25 percent per year, beginning with the first anniversary of the grant date. RSA holders receive non-forfeitable dividends or dividend equivalents. The total fair value of shares vested during 2010, 2009 and 2008 was  $175 million,  $44 million and  $134 million, respectively (based upon the Company’s stock price at the vesting date).
The weighted-average grant date fair value of RSAs granted in 2010, 2009 and 2008, is  $38.63,  $18.04 and  $48.29, respectively.

LIABILITY BASED AWARDS
Certain employees are awarded PGs and other incentive awards that can be settled with cash or equity shares at the Company’s discretion and final Compensation and Benefits Committee payout approval. These awards earn value based on performance and service conditions and vest over periods of one to three years.
PGs and other incentive awards are classified as liabilities and, therefore, the fair value is determined at the date of grant and remeasured quarterly as part of compensation expense over the performance and service periods. Cash paid upon vesting of these awards was  $64 million,  $71 million and  $78 million in 2010, 2009 and 2008, respectively.

SUMMARY OF STOCK PLAN EXPENSE
The components of the Company’s total stock-based compensation expense (net of cancellations) for the years ended December 31 are as follows:

(Millions)	2010	2009	2008

Restricted stock awards(a)	$163	$135	$141
Stock options(a)	58	55	73
Liability-based awards	64	38	40
Performance/market-based stock options	2	2	2

Total stock-based compensation expense(b)	$287	$230	$256

(a)	As of December 31, 2010, the total unrecognized compensation cost related to unvested RSAs and options was $257 million and $59 million, respectively. The unrecognized cost for RSAs and options will be recognized ratably over the remaining vesting period. The weighted-average remaining vesting period for RSAs and options is 3.5 years and 2.3 years, respectively.
(b)	The total income tax benefit recognized in the income statement for stock-based compensation arrangements in December 31, 2010, 2009 and 2008 was $100 million, $81 million and $90 million, respectively.

Retirement Plans	12 Months Ended
Dec. 31, 2010
Retirement Plans Policy [Abstract]
Retirement Plans

NOTE 21
RETIREMENT PLANS
The Company sponsors defined benefit pension plans, defined contribution plans, and other postretirement benefit plans for its employees. The following table provides a summary of the total cost related to these plans for the years ended December 31:

(Millions)	2010	2009	2008

Defined benefit pension plan cost	$40	$21	$13
Defined contribution plan cost	217	118	211
Other postretirement benefit plan cost	25	29	27

Net periodic benefit cost	$282	$168	$251

The expenses in the above table are recorded in salaries and employee benefits in the Consolidated Statements of Income.

DEFINED BENEFIT PENSION PLANS
The Company’s significant defined benefit pension plans cover certain employees in the United States and United Kingdom. Most employees outside the United States and United Kingdom are covered by local retirement plans, some of which are funded, while other employees receive payments at the time of retirement or termination under applicable labor laws or agreements. The Company complies with the minimum funding requirements in all countries.

The Company sponsors the U.S. American Express Retirement Plan (the Plan) for eligible employees in the United States. The Plan is a noncontributory defined benefit plan and a tax-qualified retirement plan subject to the Employee Retirement Income Security Act of 1974, as amended . The Plan is closed to new entrants and existing participants no longer accrue future benefits. The Company funds retirement costs through a trust and complies with the applicable minimum funding requirements specified by ERISA. The funded status of the Plan on an ERISA basis as of October 1, 2010 (applicable plan year) is 95 percent. The calculation assumptions for ERISA differ from the calculation of the net funded status for GAAP purposes (see Net Funded Status as of December 31, 2010 and 2009 in the table below).
The Plan is a cash balance plan and employees’ accrued benefits are based on notional account balances, which are maintained for each individual. Employees’ balances are credited daily with interest at a fixed-rate. The interest rate varies from a minimum of 5 percent to a maximum equal to the lesser of (i) 10 percent or (ii) the applicable interest rate set forth in the Plan.
The Company also sponsors an unfunded non-qualified plan, which was renamed the Retirement Restoration Plan (the RRP) effective January 1, 2011, for employees compensated above a certain level to supplement their pension benefits that are limited by the Internal Revenue Code. The RRP’s terms generally parallel those of the Plan, except that the definitions of compensation and payment options differ.
For each plan, the net funded status is defined by GAAP governing retirement benefits as the difference between the fair value of plan assets and the respective plan’s projected benefit obligation.

As of December 31, 2010, the net funded status related to the defined benefit pension plans was underfunded by  $383 million, as shown in the following table:

(Millions)	2010	2009

Net funded status, beginning of year	$(406)	$(441)

Increase in fair value of plan assets	63	296
Increase in projected benefit obligation	(40)	(261)

Net change	23	35

Net funded status, end of year	$(383)	$(406)

The net funded status amounts as of December 31, 2010 and 2009 are recognized in the Consolidated Balance Sheets in other liabilities.

Plan Assets and Obligations
The following tables provide a reconciliation of changes in the fair value of plan assets and projected benefit obligations for all defined benefit pension plans as of December 31:

Reconciliation of Change in Fair Value of Plan Assets

(Millions)	2010	2009

Fair value of plan assets, beginning of year	$1,989	$1,693
Actual return on plan assets	177	290
Employer contributions	50	74
Benefits paid	(55)	(59)
Settlements	(81)	(81)
Foreign currency exchange rate changes	(28)	72

Net change	63	296

Fair value of plan assets, end of year	$2,052	$1,989

Reconciliation of Change in Projected Benefit Obligation

(Millions)	2010	2009

Projected benefit obligation, beginning of year	$2,395	$2,134
Service cost	19	14
Interest cost	126	127
Benefits paid	(55)	(59)
Actuarial loss	66	189
Settlements	(81)	(81)
Curtailments	—	(14)
Foreign currency exchange rate changes	(35)	85

Net change	40	261

Projected benefit obligation, end of year	$2,435	$2,395

Accumulated Other Comprehensive Loss
The following table provides the amounts comprising accumulated other comprehensive loss, which are not yet recognized as components of net periodic pension benefit cost as of December 31:

(Millions)	2010	2009

Net actuarial loss	$648	$655
Net prior service cost	(2)	(3)

Total, pretax effect	646	652
Tax impact	(213)	(219)

Total, net of taxes	$433	$433

The estimated portion of the net actuarial loss and net prior service cost that is expected to be recognized as a component of net periodic pension benefit cost in 2011 is  $28 million and nil, respectively.

The following table lists the amounts recognized in other comprehensive loss in 2010:

(Millions)	2010

Net actuarial loss:
Reclassified to earnings from equity(a)	$(41)
Losses in current year(b)	34

Net actuarial loss, pretax	(7)
Net prior service cost:
Reclassified to earnings from equity	1

Total, pretax	$(6)

(a)	Amortization of actuarial losses and recognition of losses related to lump sum settlements.
(b)	Deferral of actuarial losses.

Benefit Obligations
The accumulated benefit obligation in a defined benefit pension plan is the present value of benefits earned to date by plan participants computed based on current compensation levels as contrasted to the projected benefit obligation, which is the present value of benefits earned to date by plan participants based on their expected future compensation at their projected retirement date.

The accumulated and projected benefit obligations for all defined benefit pension plans as of December 31 were as follows:

(Millions)	2010	2009

Accumulated benefit obligation	$2,353	$2,327
Projected benefit obligation	$2,435	$2,395

The accumulated benefit obligation and fair value of plan assets for pension plans with accumulated benefit obligation that exceeds the fair value of plan assets were as follows:

(Millions)	2010	2009

Accumulated benefit obligation	$1,407	$1,369
Fair value of plan assets	$1,091	$1,020

The projected benefit obligation and fair value of plan assets for pension plans with projected benefit obligation that exceeds the fair value of plan assets as of December 31 were as follows:

(Millions)	2010	2009

Projected benefit obligation	$2,435	$2,395
Fair value of plan assets	$2,052	$1,989

Net Periodic Pension Benefit Cost
The components of the net periodic pension benefit cost for all defined benefit pension plans for the years ended December 31 were as follows:

(Millions)	2010	2009	2008

Service cost(a)	$19	$14	$23
Interest cost(b)	126	127	136
Expected return on plan assets(c)	(145)	(146)	(169)
Amortization of prior service cost(d)	(1)	—	—
Recognized net actuarial loss(e)	23	10	17
Settlements losses(f)	18	19	5
Curtailment (gains) losses(g)	—	(3)	1

Net periodic pension benefit cost	$40	$21	$13

(a)	Current value of benefits earned by employees during the period.
(b)	Estimated interest incurred on the outstanding projected benefit obligation during the period.
(c)	Expected return on the market related value of plan assets.
(d)	Costs that result from plan amendments, which are amortized over the expected future service period of the employees impacted.
(e)	Amortization of the accumulated losses which exceed 10 percent of the greater of the projected benefit obligation or the market related value of plan assets.
(f)	Recognition of the actuarial losses resulting from lump sum settlements of the benefit obligation.
(g)	Gains resulting from a reduction in the benefit obligation due to a decrease in the expected years of future service of current plan participants.

Assumptions
The weighted-average assumptions used to determine defined benefit pension obligations as of December 31 were as follows:

	2010	2009

Discount rates	5.3%	5.3%
Rates of increase in compensation levels	4.0%	3.6%

The weighted-average assumptions used to determine net periodic pension benefit costs as of December 31 were as follows:

	2010	2009	2008

Discount rates	5.3%	5.9%	5.8%
Rates of increase in compensation levels	3.6%	3.9%	4.2%
Expected long-term rates of return on assets	6.9%	6.9%	7.6%

The Company assumes a long-term rate of return on assets on a weighted-average basis. In developing this assumption, management considers expected and historical returns over 5 to 15 years based on the mix of assets in its plans.
The discount rate assumptions are determined using a model consisting of bond portfolios that match the cash flows of the plan’s projected benefit payments based on the plan participants’ service to date and their expected future compensation. Use of the rate produced by this model generates a projected benefit obligation that equals the current market value of a portfolio of high-quality zero-coupon bonds whose maturity dates and amounts match the timing and amount of expected future benefit payments.

Asset Allocation and Fair Value
The Benefit Plans Investment Committee (BPIC) is appointed by the Compensation and Benefits Committee of the Company’s Board of Directors and has the responsibility of reviewing and approving the investment policies related to plan assets for the Company’s defined benefit pension plans; evaluating the performance of the investments in accordance with the investment policy; reviewing the investment objectives, risk characteristics, expenses and historical performance; and selecting, removing and evaluating the investment managers. The BPIC typically meets quarterly to review the performance of the various investment managers and service providers as well as other investment related matters. The Company’s significant defined benefit pension plans have investment policies, which prescribe targets for the amount of assets that can be invested in a security class in order to mitigate the detrimental impact of adverse or unexpected results with respect to any individual security class on the overall portfolio. The portfolios are diversified by asset type, risk characteristics and concentration of investments. Refer to Note 3 for a discussion related to valuation techniques used to measure fair value, including a description of the three-level fair value hierarchy of inputs.

The following tables summarize the target allocation and categorization of all defined benefit pension plan assets measured at fair value on a recurring basis by GAAP’s valuation hierarchy:

As of December 31, 2010:

			Quoted Prices in
			Active Markets	Significant	Significant
	Target		for Identical	Observable	Unobservable
	Allocation		Assets	Inputs	Inputs
(Millions, except percentages)	2011	Total	(Level 1)	(Level 2)	(Level 3)

U.S. equity securities	15%	$331	$331	$—	$—
International equity securities(a)	30%	704	704	—	—
U.S. fixed income securities	30%	522	—	522	—
International fixed income securities(a)	15%	318	—	318	—
Balanced funds	5%	65	—	65	—
Cash	—	11	11	—	—
Other(b)	5%	101	—	—	101

Total	100%	$2,052	$1,046	$905	$101

(a)	A significant portion of international investments are in U.K. companies and U.K. government and agency securities.
(b)	Consists of investments in private equity and real estate funds measured at reported net asset value.

As of December 31, 2009:

			Quoted Prices in
			Active Markets	Significant	Significant
	Target		for Identical	Observable	Unobservable
	Allocation		Assets	Inputs	Inputs
(Millions, except percentages)	2010	Total	(Level 1)	(Level 2)	(Level 3)

U.S. equity securities	15%	$334	$334	$—	$—
International equity securities(a)	30%	626	626	—	—
U.S. fixed income securities	30%	553	—	553	—
International fixed income securities(a)	15%	301	—	301	—
Balanced funds	5%	62	—	62	—
Cash	—	15	15	—	—
Other(b)	5%	98	—	—	98

Total	100%	$1,989	$975	$916	$98

(a)	A significant portion of international investments are in U.K. companies and U.K. government and agency securities.
(b)	Consists of investments in private equity, real estate and hedge funds measured at reported net asset value.

The fair value measurement of all defined benefit pension plan assets using significant unobservable inputs (Level 3) changed during the years ended December 31:

(Millions)	2010	2009

Beginning fair value, January 1	$98	$187
Actual net gains (losses) on plan assets:
Held at the end of the year	11	(38)
Sold during the year	—	(10)

Total net gains (losses)	11	(48)
Net purchases (sales and settlements)	(8)	(41)

Net increase (decrease)	3	(89)

Ending fair value, December 31	$101	$98

Benefit Payments
The Company’s defined benefit pension plans expect to make benefit payments to retirees as follows:

						2016
(Millions)	2011	2012	2013	2014	2015	— 2020

Expected payments	$145	$148	$149	$155	$171	$890

In addition, the Company expects to contribute  $46 million to its defined benefit pension plans in 2011.

DEFINED CONTRIBUTION RETIREMENT PLANS
The Company sponsors defined contribution retirement plans, the principal plan being the Retirement Savings Plan (RSP), a 401(k) savings plan with a profit sharing component. The RSP is a tax-qualified retirement plan subject to ERISA and covers most employees in the United States. The RSP held 12 million and 13 million shares of American Express Common Stock as of December 31, 2010 and 2009, respectively, beneficially for employees. The Company matches employee contributions to the plan up to a maximum of 5 percent of total pay, subject to the limitations under the Internal Revenue Code (IRC). Additional annual conversion contributions of up to 8 percent of total pay are provided into the RSP for eligible employees. The Company also sponsors an RSP RRP, which is an unfunded non-qualified plan for employees whose RSP benefits are limited by the IRC and its terms generally parallel those of the RSP. In addition, the RSP RRP was amended effective January 1, 2011 such that the Company matches employee contributions up to a maximum of 5 percent of total pay in excess of IRC compensation limits only to the extent the employee contributes to the plan.
The total expense for all defined contribution retirement plans globally was  $217 million,  $118 million and  $211 million in 2010, 2009 and 2008, respectively. The increase in expense in 2010 primarily reflects the Company’s reinstatement in January of the employer match and conversion contributions.

OTHER POSTRETIREMENT BENEFIT PLANS
The Company sponsors unfunded other postretirement benefit plans that provide health care and life insurance to certain retired U.S. employees.

Accumulated Other Comprehensive Loss
The following table provides the amounts comprising accumulated other comprehensive loss which are not yet recognized as components of net periodic benefit cost as of December 31:

(Millions)	2010	2009

Net actuarial loss	$50	$60

Total, pretax effect	50	60
Tax impact	(19)	(24)

Total, net of taxes	$31	$36

The estimated portion of the net actuarial loss above that is expected to be recognized as a component of net periodic benefit cost in 2011 is  $2 million.

The following table lists the amounts recognized in other comprehensive loss in 2010:

(Millions)	2010

Net actuarial loss:
Reclassified to earnings from equity	$(2)
Gains in current year	(8)

Net actuarial loss, pretax	$(10)

Benefit Obligations
The projected benefit obligation represents a liability based upon estimated future medical and other benefits to be provided to retirees.

The following table provides a reconciliation of the changes in the projected benefit obligation:

(Millions)	2010	2009

Projected benefit obligation, beginning of year	$324	$295
Service cost	6	5
Interest cost	17	18
Benefits paid	(20)	(16)
Actuarial (gain) loss	(8)	16
Curtailment loss	—	6

Net change	(5)	29

Projected benefit obligation, end of year	$319	$324

The plans are unfunded and the obligations as of December 31, 2010 and 2009 are recognized in the Consolidated Balance Sheets in other liabilities.

Net Periodic Benefit Cost
GAAP provides for the delayed recognition of the net actuarial loss and the net prior service credit remaining in accumulated other comprehensive (loss) income.

The components of the net periodic benefit cost for all other postretirement benefit plans for the years ended December 31 were as follows:

(Millions)	2010	2009	2008

Service cost	$6	$5	$6
Interest cost	17	18	19
Amortization of prior service cost	—	(2)	(2)
Recognized net actuarial loss	2	2	4
Curtailment loss	—	6	—

Net periodic benefit cost	$25	$29	$27

ASSUMPTIONS
The weighted-average assumptions used to determine benefit obligations were:

	2010	2009

Discount rates	5.2%	5.4%
Health care cost increase rate:
Following year	8.5%	8.0%
Decreasing to the year 2018	5.0%	5.0%

The weighted-average discount rate used to determine net periodic benefit cost was 5.4 percent, 6.0 percent and 6.1 percent in 2010, 2009 and 2008, respectively. The discount rate assumption is determined by using a model consisting of bond portfolios that match the cash flows of the plan’s projected benefit payments. Use of the rate produced by this model generates a projected benefit obligation that equals the current market value of a portfolio of high-quality zero-coupon bonds whose maturity dates and amounts match the timing and amount of expected future benefit payments.

A one percentage-point change in assumed health care cost trend rates would have the following effects:

	One		One
	percentage-		percentage-
	point increase		point decrease
(Millions)	2010	2009	2010	2009

Increase (decrease) on benefits earned and interest cost for U.S. plans	$1	$1	$(1)	$(1)
Increase (decrease) on postretirement benefit obligation for U.S. plans	$15	$15	$(13)	$(14)

Benefit Payments
The Company’s other postretirement benefit plans expect to make benefit payments as follows:

						2016
(Millions)	2011	2012	2013	2014	2015	— 2020

Expected payments	$23	$24	$24	$25	$25	$128

In addition, the Company expects to contribute  $23 million to its other postretirement benefit plans in 2011.

Significant Credit Concentrations	12 Months Ended
Dec. 31, 2010
Significant Credit Concentrations [Abstract]
Significant Credit Concentrations

NOTE 22
SIGNIFICANT CREDIT
CONCENTRATIONS
Concentrations of credit risk exist when changes in economic, industry or geographic factors similarly affect groups of counterparties whose aggregate credit exposure is material in relation to American Express’ total credit exposure. The Company’s customers operate in diverse industries, economic sectors and geographic regions.

The following table details the Company’s maximum credit exposure by category, including the credit exposure associated with derivative financial instruments, as of December 31:

(Billions)	2010	2009

On-balance sheet:
Individuals(a)	$88	$60
Financial institutions(b)	23	21
U.S. Government and agencies(c)	12	19
All other(d)	15	17

Total on-balance sheet(e)	$138	$117

Unused lines-of-credit — individuals(f)	$226	$222

(a)	Individuals primarily include cardmember loans and receivables.
(b)	Financial institutions primarily include debt obligations of banks, broker-dealers, insurance companies and savings and loan associations.
(c)	U.S. Government and agencies represent debt obligations of the U.S. Government and its agencies, states and municipalities and government sponsored entities.
(d)	All other primarily includes cardmember receivables from other corporate institutions.
(e)	Certain distinctions between categories require management judgment.
(f)	Because charge card products have no preset spending limit, the associated credit limit on cardmember receivables is not quantifiable. Therefore, the quantified unused line-of-credit amounts only include the approximate credit line available on cardmember loans (including both for on-balance sheet loans and loans previously securitized).

As of December 31, 2010 and 2009, the Company’s most significant concentration of credit risk was with individuals, including cardmember receivables and loans. These amounts are generally advanced on an unsecured basis. However, the Company reviews each potential customer’s credit application and evaluates the applicant’s financial history and ability and willingness to repay. The Company also considers credit performance by customer tenure, industry and geographic location in managing credit exposure.

The following table details the Company’s cardmember loans and receivables exposure (including unused lines-of-credit on cardmember loans) in the United States and outside the United States as of December 31:

(Billions, except percentages)	2010	2009

On-balance sheet:
United States	$77	$47
Non-U.S.	21	20

On-balance sheet(a)	$98	$67

Unused lines-of-credit — individuals:
United States	$184	$181
Non-U.S.	42	41

Total unused lines-of-credit — individuals	$226	$222

(a)	Represents cardmember loans to individuals as well as receivables from individuals and corporate institutions as discussed in footnotes (a) and (d) from the previous table.

The remainder of the Company’s on-balance sheet credit exposure includes cash, investments, other loans, other receivables and other assets, including derivative financial instruments. These balances are primarily within the United States.

EXPOSURE TO AIRLINE INDUSTRY
The Company has multiple co-brand relationships and rewards partners, of which airlines are one of the most important and valuable. The Company’s largest airline co-brand is Delta Air Lines (Delta) and this relationship includes exclusive co-brand credit card partnerships and other arrangements, including Membership Rewards, merchant acceptance and travel. American Express’ Delta SkyMiles Credit Card co-brand portfolio accounts for approximately 5 percent of the Company’s worldwide billed business and less than 15 percent of worldwide cardmember lending receivables.
In recent years, there have been a significant number of airline bankruptcies and liquidations, driven in part by volatile fuel costs and weakening economies around the world. Historically, the Company has not experienced significant revenue declines when a particular airline scales back or ceases operations due to a bankruptcy or other financial challenges because volumes generated by that airline are typically shifted to other participants in the industry that accept the Company’s card products. The Company’s exposure to business and credit risk in the airline industry is primarily through business arrangements where the Company has remitted payment to the airline for a cardmember purchase of tickets that have not yet been used or “flown”. The Company mitigates this risk by delaying payment to the airlines with deteriorating financial situations, thereby increasing cash withheld to protect the Company in the event the airline is liquidated. To date, the Company has not experienced significant losses from airlines that have ceased operations.

Regulatory Matters and Capital Adequacy	12 Months Ended
Dec. 31, 2010
Regulatory Matters and Capital Adequacy [Abstract]
Regulatory Matters and Capital Adequacy

NOTE 23
REGULATORY MATTERS AND CAPITAL
ADEQUACY
The Company is supervised and regulated by the Federal Reserve and is subject to the Federal Reserve’s requirements for risk-based capital and leverage ratios. The Company’s two U.S. bank operating subsidiaries, Centurion Bank and FSB (collectively, the “Banks”), are subject to supervision and regulation, including similar regulatory capital requirements by the FDIC and the Office of Thrift Supervision (OTS). As of July 21, 2011, subject to a possible six-month extension, supervision and regulation of FSB will be transferred to the Office of the Comptroller of the Currency (OCC), pursuant to the Dodd-Frank Reform Act.
The Federal Reserve’s guidelines for capital adequacy define two categories of risk-based capital: Tier 1 and Tier 2 capital (as defined in the regulations). Under the risk-based capital guidelines of the Federal Reserve, the Company is required to maintain minimum ratios of Tier 1 and Total (Tier 1 plus Tier 2) capital to risk-weighted assets, as well as a minimum leverage ratio (Tier 1 capital to average adjusted on-balance sheet assets).
Failure to meet minimum capital requirements can initiate certain mandatory, and possibly additional, discretionary actions by regulators, that, if undertaken, could have a direct material effect on the Company’s and the Banks’ operating activities.
As of December 31, 2010 and 2009, the Company and its Banks were well-capitalized and met all capital requirements to which each was subject. Management is not aware of any events subsequent to December 31, 2010 that would materially, adversely affect the Company’s and the Banks’ 2010 capital ratios.

The following table presents the regulatory capital ratios for the Company and the Banks:

	Tier 1	Total	Tier 1 capital	Total capital	Tier 1
(Millions, except percentages)	capital	capital	ratio	ratio	leverage ratio

December 31, 2010:
American Express Company	$13,100	$15,529	11.1%	13.1%	9.3%
American Express Centurion Bank	$5,771	$6,170	18.3%	19.5%	19.4%
American Express Bank, FSB	$5,586	$6,424	16.3%	18.8%	16.1	%(a)
December 31, 2009:
American Express Company	$11,464	$13,897	9.8%	11.9%	9.7%
American Express Centurion Bank(b)	$4,430	$4,841	13.7%	15.0%	17.1%
American Express Bank, FSB(b)	$4,784	$5,623	14.2%	16.7%	15.1	%(a)
Well-capitalized ratios(c)			6.0%	10.0%	5.0	%(d)
Minimum capital ratios(c)			4.0%	8.0%	4.0%

(a)	FSB leverage ratio represents Tier 1 core capital ratio (as defined by regulations issued by the OTS), calculated similarly to Tier 1 leverage ratio.
(b)	Since January 2009, FSB has committed to maintain a Total capital ratio of no less than 15 percent. During 2009, enhancements were made to the American Express Credit Account Master Trust used to securitize credit card receivables issued by both FSB and Centurion Bank. As a result of these enhancements, the Banks began holding capital against their off-balance sheet trust assets. The Company infused $1.4 billion and $475 million of additional capital into FSB and Centurion Bank, respectively, during 2009 and in connection with the foregoing increased capital commitment for FSB and the impact of the trust enhancements for both FSB and Centurion Bank.
(c)	As defined by the regulations issued by the Federal Reserve, OCC, OTS and FDIC.
(d)	Represents requirements for banking subsidiaries to be considered “well capitalized” pursuant to regulations issued under the Federal Deposit Insurance Corporation Improvement Act. There is no “well capitalized” definition for the Tier 1 leverage ratio for a bank holding company.

RESTRICTED NET ASSETS OF SUBSIDIARIES
Certain of the Company’s subsidiaries are subject to restrictions on the transfer of net assets under debt agreements and regulatory requirements. These restrictions have not had any effect on the Company’s shareholder dividend policy and management does not anticipate any impact in the future. Procedures exist to transfer net assets between the Company and its subsidiaries, while ensuring compliance with the various contractual and regulatory constraints. As of December 31, 2010, the aggregate amount of net assets of subsidiaries that are restricted to be transferred to American Express’ Parent Company (Parent Company) was approximately  $9.3 billion.

BANK HOLDING COMPANY DIVIDEND RESTRICTIONS
The Company is limited in its ability to pay dividends by the Federal Reserve which could prohibit a dividend that would be considered an unsafe or unsound banking practice. It is the policy of the Federal Reserve that bank holding companies generally should pay dividends on common stock only out of net income available to common shareholders generated over the past year, and only if prospective earnings retention is consistent with the organization’s current and expected future capital needs, asset quality and overall financial condition. Moreover, bank holding companies should not maintain dividend levels that undermine a company’s ability to be a source of strength to its banking subsidiaries. Under guidance issued by the Federal Reserve in November 2010, a large bank holding company will face particularly close scrutiny for any proposed dividend that exceeds 30 percent of after-tax net income.

BANKS’ DIVIDEND RESTRICTIONS
In the year ended December 31, 2008, Centurion Bank and FSB paid dividends from retained earnings to its parent of  $650 million and  $150 million, respectively. No dividends were paid in 2010 and 2009.
The Banks are subject to statutory and regulatory limitations on their ability to pay dividends. The total amount of dividends which may be paid at any date, subject to supervisory considerations of the Banks’ regulators, is generally limited to the retained earnings of the respective bank. As of December 31, 2010 and 2009, the Banks’ retained earnings, in the aggregate, available for the payment of dividends were  $3.6 billion and  $2.1 billion, respectively. In determining the dividends to pay its parent, the Banks must also consider the effects on applicable risk-based capital and leverage ratio requirements, as well as policy statements of the federal regulatory agencies. In addition, the Banks’ banking regulators have authority to limit or prohibit the payment of a dividend by the Banks, if, in the banking regulator’s opinion, payment of a dividend would constitute an unsafe or unsound banking practice in light of the financial condition of the banking organization.

Commitments and Contingencies	12 Months Ended
Dec. 31, 2010
Commitments and Contingencies [Abstract]
Commitments and Contingencies
NOTE 24
COMMITMENTS AND CONTINGENCIES

LEGAL CONTINGENCIES
The Company and its subsidiaries are involved in a number of legal proceedings concerning matters arising in connection with the conduct of their respective business activities and are periodically subject to governmental examinations (including by regulatory authorities), information gathering requests, subpoenas, inquiries and investigations (collectively, “governmental examinations”). As of December 31, 2010, the Company and various of its subsidiaries were named as a defendant or were otherwise involved in numerous legal proceedings and governmental examinations in various jurisdictions, both in the United States and outside the United States. The Company discloses certain of its more significant legal proceedings and governmental examinations under “Legal Proceedings” in its Annual Report on Form 10-K for the year ended December 31, 2010 (“Legal Proceedings”).
The Company has recorded liabilities for certain of its outstanding legal proceedings and governmental examinations. A liability is accrued when it is both (a) probable that a loss with respect to the legal proceeding has occurred and (b) the amount of loss can be reasonably estimated (although, as discussed below, there may be an exposure to loss in excess of the accrued liability). The Company evaluates, on a quarterly basis, developments in legal proceedings and governmental examinations that could cause an increase or decrease in the amount of the liability that has been previously accrued.
The Company’s legal proceedings range from cases brought by a single plaintiff to class actions with hundreds of thousands of putative class members. These legal proceedings, as well as governmental examinations, involve various lines of business of the Company and a variety of claims (including, but not limited to, common law tort, contract, antitrust and consumer protection claims), some of which present novel factual allegations and/or unique legal theories. While some matters pending against the Company specify the damages claimed by the plaintiff, many seek a not-yet-quantified amount of damages or are at very early stages of the legal process. Even when the amount of damages claimed against the Company are stated, the claimed amount may be exaggerated and/or unsupported. As a result, some matters have not yet progressed sufficiently through discovery and/or development of important factual information and legal issues to enable the Company to estimate a range of possible loss.
Other matters have progressed sufficiently through discovery and/or development of important factual information and legal issues such that the Company is able to estimate a range of possible loss. Accordingly, for those legal proceedings and governmental examination disclosed in Legal Proceedings as to which a loss is reasonably possible in future periods, whether in excess of a related accrued liability or where there is no accrued liability, and for which the Company is able to estimate a range of possible loss, the current estimated range is zero to  $500 million in excess of the accrued liability (if any) related to those matters. This aggregate range represents management’s estimate of possible loss with respect to these matters and is based on currently available information. This estimated range of possible loss does not represent the Company’s maximum loss exposure. The legal proceedings and governmental examinations underlying the estimated range will change from time to time and actual results may vary significantly from the current estimate.
Based on its current knowledge, and taking into consideration its litigation-related liabilities, the Company believes it is not a party to, nor are any of its properties the subject of, any pending legal proceeding or governmental examination that would have a material adverse effect on the Company’s consolidated financial condition or liquidity. However, in light of the uncertainties involved in such matters, the ultimate outcome of a particular matter could be material to the Company’s operating results for a particular period depending on, among other factors, the size of the loss or liability imposed and the level of the Company’s income for that period.

VISA AND MASTERCARD SETTLEMENTS
As previously disclosed, the Company reached settlement agreements with Visa and MasterCard. Under the terms of the settlement agreements, the Company will receive aggregate maximum payments of  $4.05 billion. The settlement with Visa comprised an initial payment of  $1.13 billion ( $700 million after-tax) that was recorded as a gain in 2007. Having met quarterly performance criteria, the Company recognized  $280 million ( $172 million after-tax) from Visa in 2010, 2009 and 2008, and  $600 million ( $372 million after-tax) from MasterCard in 2010 and 2009, respectively, and  $300 million ( $186 million after-tax) in 2008. The remaining Visa and MasterCard quarterly payments, subject to the Company achieving certain quarterly performance criteria, continue through the fourth and second quarters of 2011, respectively. These payments are included in other, net expenses within the Corporate & Other segment.

OTHER CONTINGENCIES
The Company also has contingent obligations to make payments under contractual agreements entered into as part of the ongoing operation of the Company’s business, primarily with co-brand partners. The contingent obligations under such arrangements were approximately  $7.5 billion as of December 31, 2010.

RENT EXPENSE AND LEASE COMMITMENTS
The Company leases certain facilities and equipment under noncancelable and cancelable agreements. The total rental expense amounted to  $250 million in 2010,  $362 million in 2009 (including lease termination penalties of  $36 million) and  $337 million in 2008.

As of December 31, 2010, the minimum aggregate rental commitment under all noncancelable operating leases (net of subleases of  $25 million) was as follows:

(Millions)
2011	$222
2012	196
2013	183
2014	167
2015	138
Thereafter	1,071

Total	$1,977

As of December 31, 2010, the Company’s future minimum lease payments under capital leases or other similar arrangements is approximately  $12 million per annum from 2011 through 2013,  $14 million in 2014,  $6 million in 2015 and  $35 million thereafter.

Reportable Operating Segments and Geographic Operations	12 Months Ended
Dec. 31, 2010
Reportable Operating Segments And Geographic Operations [Abstract]
Reportable Operating Segments and Geographic Operations

NOTE 25
REPORTABLE OPERATING SEGMENTS AND GEOGRAPHIC OPERATIONS

REPORTABLE OPERATING SEGMENTS
The Company is a leading global payments and travel company that is principally engaged in businesses comprising four reportable operating segments: USCS, ICS, GCS and GNMS.
The Company considers a combination of factors when evaluating the composition of its reportable operating segments, including the results reviewed by the chief operating decision maker, economic characteristics, products and services offered, classes of customers, product distribution channels, geographic considerations (primarily United States versus non-U.S.), and regulatory environment considerations. The following is a brief description of the primary business activities of the Company’s four reportable operating segments:

•	USCS issues a wide range of card products and services to consumers and small businesses in the United States, and provides consumer travel services to cardmembers and other consumers.

•	ICS issues proprietary consumer and small business cards outside the United States.

•	GCS offers global corporate payment and travel-related products and services to large and mid-sized companies.

•	GNMS operates a global general-purpose charge and credit card network, which includes both proprietary cards and cards issued under network partnership agreements. It also manages merchant services globally, which includes signing merchants to accept cards as well as processing and settling card transactions for those merchants. This segment also offers merchants point-of-sale products, servicing and settlements, and marketing and information programs and services.

Corporate functions and auxiliary businesses, including the Company’s publishing business, the Enterprise Growth Group (including the Global Prepaid Group), as well as other company operations are included in Corporate & Other.
Beginning in the first quarter of 2010, the Company made changes to the manner in which it allocates equity capital as well as funding and the related interest expense charged to its reportable operating segments. The changes reflect the inclusion of additional factors in its allocation methodologies that the Company believes more accurately reflect the capital characteristics and funding requirements of its segments. The segment results for 2009 and 2008 have been revised for this change.
Beginning in 2009, the Company changed the manner by which it assesses the performance of its reportable operating segments to exclude the impact of its excess liquidity funding levels. Accordingly, the debt, cash and investment balances associated with the Company’s excess liquidity funding and the related net negative interest spread are not included within the reportable operating segment results (primarily USCS and GCS segments) and are reported in the Corporate & Other segment for 2010 and 2009. The segment results for 2008 have not been revised for this change.

The following table presents certain selected financial information as of December 31, 2010, 2009 and 2008 and for each of the years then ended:

					Corporate &
(Millions, except where indicated)	USCS	ICS	GCS	GNMS	Other(a)	Consolidated

2010
Non-interest revenues	$10,038	$3,685	$4,622	$4,169	$436	$22,950
Interest income	5,390	1,393	7	4	498	7,292
Interest expense	812	428	227	(200)	1,156	2,423
Total revenues net of interest expense	14,616	4,650	4,402	4,373	(222)	27,819
Total provision	1,591	392	158	61	5	2,207
Pretax income (loss) from continuing operations	3,537	638	761	1,649	(621)	5,964
Income tax provision (benefit)	1,291	72	287	586	(329)	1,907
Income (loss) from continuing operations	$2,246	$566	$474	$1,063	$(292)	$4,057

Total equity (billions)	$7.4	$2.2	$3.7	$1.9	$1.0	$16.2

2009
Non-interest revenues	$9,505	$3,447	$4,158	$3,602	$687	$21,399
Interest income	3,216	1,509	5	1	600	5,331
Interest expense	568	427	180	(177)	1,209	2,207
Total revenues net of interest expense	12,153	4,529	3,983	3,780	78	24,523
Total provision	3,769	1,211	177	135	21	5,313
Pretax income (loss) from continuing operations	586	276	505	1,445	29	2,841
Income tax provision (benefit)	175	(56)	155	508	(78)	704
Income (loss) from continuing operations	$411	$332	$350	$937	$107	$2,137

Total equity (billions)	$6.0	$2.3	$3.7	$1.4	$1.0	$14.4

2008
Non-interest revenues	$11,415	$3,782	$5,082	$3,863	$577	$24,719
Interest income	4,425	1,720	6	—	1,050	7,201
Interest expense	1,641	770	471	(328)	1,001	3,555
Total revenues net of interest expense	14,199	4,732	4,617	4,191	626	28,365
Total provision	4,389	1,030	231	127	21	5,798
Pretax income (loss) from continuing operations	1,343	104	614	1,579	(59)	3,581
Income tax provision (benefit)	365	(217)	160	529	(127)	710
Income (loss) from continuing operations	$978	$321	$454	$1,050	$68	$2,871

Total equity (billions)	$4.2	$2.2	$3.6	$1.2	$0.6	$11.8

(a)	Corporate & Other includes adjustments and eliminations for intersegment activity.

Total Revenues Net of Interest Expense
The Company allocates discount revenue and certain other revenues among segments using a transfer pricing methodology. Segments earn discount revenue based on the volume of merchant business generated by cardmembers. Within the USCS, ICS and GCS segments, discount revenue reflects the issuer component of the overall discount rate; within the GNMS segment, discount revenue reflects the network and merchant component of the overall discount rate. Total interest income and net card fees are directly attributable to the segment in which they are reported.

Provisions for Losses
The provisions for losses are directly attributable to the segment in which they are reported.

Expenses
Marketing, promotion, rewards and cardmember services expenses are reflected in each segment based on actual expenses incurred, with the exception of brand advertising, which is reflected in the GNMS segment. Rewards and cardmember services expenses are reflected in each segment based on actual expenses incurred within each segment. Salaries and employee benefits and other operating expenses reflect expenses such as professional services, occupancy and equipment and communications incurred directly within each segment. In addition, expenses related to the Company’s support services, such as technology costs, are allocated to each segment based on support service activities directly attributable to the segment.

Other overhead expenses, such as staff group support functions, are allocated from Corporate & Other to the other segments based on each segment’s relative level of pretax income, with the exception of certain fourth quarter 2008 severance and other related charges of  $133 million from the Company’s fourth quarter restructuring initiatives for staff group support functions. This presentation is consistent with how such charges were reported internally. See further discussion in Note 16 regarding this corporate initiative. Financing requirements are managed on a consolidated basis. Funding costs are allocated based on segment funding requirements.

Capital
Each business segment is allocated capital based on established business model operating requirements, risk measures and regulatory capital requirements. Business model operating requirements include capital needed to support operations and specific balance sheet items. The risk measures include considerations for credit, market and operational risk.

Income Taxes
Income tax provision (benefit) is allocated to each business segment based on the effective tax rates applicable to various businesses that make up the segment.

GEOGRAPHIC OPERATIONS
The following table presents the Company’s total revenues net of interest expense and pretax income (loss) from continuing operations in different geographic regions:

					Other
(Millions)	United States	EMEA(a)	JAPA(a)	LACC(a)	Unallocated(b)	Consolidated

2010(c)
Total revenues net of interest expense	$20,246	$3,297	$2,701	$2,449	$(874)	$27,819
Pretax income (loss) from continuing operations	$6,112	$572	$304	$503	$(1,527)	$5,964
2009(c)
Total revenues net of interest expense	$17,489	$3,286	$2,294	$2,315	$(861)	$24,523
Pretax income (loss) from continuing operations	$3,131	$407	$188	$277	$(1,162)	$2,841
2008(c)
Total revenues net of interest expense	$19,792	$3,693	$2,414	$2,511	$(45)	$28,365
Pretax income (loss) from continuing operations	$3,322	$373	$122	$291	$(527)	$3,581

(a)	EMEA represents Europe, Middle East and Africa, JAPA represents Japan, Asia/Pacific and Australia and LACC represents Latin America, Canada and Caribbean.
(b)	Other Unallocated includes net costs which are not directly allocable to specific geographic regions, including costs related to the net negative interest spread on excess liquidity funding and executive office operations expenses.
(c)	The data in the above table is, in part, based upon internal allocations, which necessarily involve management’s judgment. Certain revisions and reclassifications have been made to 2009 and 2008 to conform to 2010 classifications and internal allocation methodology.

Parent Company	12 Months Ended
Dec. 31, 2010
Parent Company [Abstract]
Parent Company
NOTE 26
PARENT COMPANY

Parent Company — Condensed Statements of Income

Years Ended December 31 (Millions)	2010	2009	2008

Revenues
Non-interest revenues
Gain on sale of securities	$—	$211	$—
Other	8	4	6

Total non-interest revenues	8	215	6

Interest income	136	142	286
Interest expense	(638)	(562)	(462)

Total revenues net of interest expense	(494)	(205)	(170)

Expenses
Salaries and employee benefits	153	111	129
Other	117	161	119

Total	270	272	248

Pretax loss	(764)	(477)	(418)
Income tax benefit	(292)	(164)	(176)

Net loss before equity in net income of subsidiaries and affiliates	(472)	(313)	(242)
Equity in net income of subsidiaries and affiliates	4,529	2,450	3,113

Income from continuing operations	4,057	2,137	2,871
Loss from discontinued operations, net of tax	—	(7)	(172)

Net income	$4,057	$2,130	$2,699

Parent Company — Condensed Balance Sheets

As of December 31 (Millions)	2010	2009

Assets
Cash and cash equivalents	$5,267	$5,679
Investment securities	475	530
Equity in net assets of subsidiaries and affiliates of continuing operations	15,603	14,677
Accounts receivable, less reserves	831	523
Premises and equipment — at cost, less accumulated depreciation: 2010, $41; 2009, $34	73	52
Loans to affiliates	4,942	3,879
Due from subsidiaries	1,196	402
Other assets	458	389

Total assets	$28,845	$26,131

Liabilities and Shareholders’ Equity
Liabilities
Accounts payable and other liabilities	$1,366	$1,398
Due to affiliates	911	69
Long-term affiliate debt	—	15
Long-term debt	10,338	10,243

Total liabilities	12,615	11,725
Shareholders’ equity
Common shares	238	237
Additional paid-in capital	11,937	11,144
Retained earnings	4,972	3,737
Accumulated other comprehensive loss	(917)	(712)

Total shareholders’ equity	16,230	14,406

Total liabilities and shareholders’ equity	$28,845	$26,131

SUPPLEMENTAL DISCLOSURE
The Parent Company guarantees up to  $107 million of indebtedness under lines of credit that subsidiaries have with various banks. As of December 31, 2010, there were no draw downs against these lines.

Parent Company — Condensed Statements of Cash Flows

Years Ended December 31 (Millions)	2010	2009	2008

Cash Flows from Operating Activities
Net income	$4,057	$2,130	$2,699
Adjustments to reconcile net income to cash provided by operating activities:
Equity in net (income) loss of subsidiaries and affiliates:
— Continuing operations	(4,530)	(2,450)	(3,113)
— Discontinued operations	—	7	172
Dividends received from subsidiaries and affiliates	1,999	1,103	2,340
Gain on sale of securities	—	(211)	—
Other operating activities, primarily with subsidiaries	(39)	246	93

Net cash provided by operating activities	1,487	825	2,191

Cash Flows from Investing Activities
Sale/redemption of investments	9	361	—
Premises and equipment	(32)	(20)	(14)
Loans to affiliates	(1,064)	2,665	(2,008)
Loan, affiliate in discontinued operations	—	—	(238)
Purchase of investments	(3)	—	—
Investments in affiliates	—	—	(58)

Net cash (used in) provided by investing activities	(1,090)	3,006	(2,318)

Cash Flows from Financing Activities
Issuance of debt	—	3,000	3,000
Principal payment of debt	—	(505)	(1,995)
Long-term affiliate debt	(15)	—	—
Issuance of American Express Series A preferred shares and warrants	—	3,389	—
Issuance of American Express common shares and other	663	614	176
Repurchase of American Express Series A preferred shares	—	(3,389)	—
Repurchase of American Express stock warrants	—	(340)	—
Repurchase of American Express common shares	(590)	—	(218)
Dividends paid	(867)	(924)	(836)

Net cash (used in) provided by financing activities	(809)	1,845	127

Net change in cash and cash equivalents	(412)	5,676	—
Cash and cash equivalents at beginning of year	5,679	3	3

Cash and cash equivalents at end of year	$5,267	$5,679	$3

Quarterly Financial Data (Unaudited)	12 Months Ended
Dec. 31, 2010
Quarterly Financial Data [Abstract]
QUATERLY FINANCIAL DATA
NOTE 27
QUARTERLY FINANCIAL DATA (UNAUDITED)

(Millions, except per share amounts)	2010				2009
Quarters Ended	12/31(a)	9/30	6/30	3/31	12/31	9/30(b)	6/30(b)(c)	3/31

Total revenues net of interest expense	$7,322	$7,033	$6,858	$6,606	$6,489	$6,016	$6,092	$5,926
Pretax income from continuing operations	1,477	1,640	1,595	1,252	961	918	418	544
Income from continuing operations	1,062	1,093	1,017	885	710	642	342	443
Income (Loss) from discontinued operations, net of tax	—	—	—	—	6	(2)	(5)	(6)
Net income(b)	1,062	1,093	1,017	885	716	640	337	437
Earnings Per Common Share — Basic:
Continuing operations	$0.88	$0.91	$0.84	$0.74	$0.59	$0.54	$0.09	$0.32
Discontinued operations	—	—	—	—	0.01	—	—	(0.01)

Net income	$0.88	$0.91	$0.84	$0.74	$0.60	$0.54	$0.09	$0.31

Earnings Per Common Share — Diluted:
Continuing operations	$0.88	$0.90	$0.84	$0.73	$0.59	$0.54	$0.09	$0.32
Discontinued operations	—	—	—	—	0.01	(0.01)	—	(0.01)

Net income	$0.88	$0.90	$0.84	$0.73	$0.60	$0.53	$0.09	$0.31

Cash dividends declared per common share	$0.18	$0.18	$0.18	$0.18	$0.18	$0.18	$0.18	$0.18
Common share price:
High	$46.78	$45.68	$49.19	$43.25	$42.25	$36.50	$28.45	$21.38
Low	$37.33	$38.42	$37.13	$36.60	$31.69	$22.00	$13.08	$9.71

(a)	The results of operations for the quarter ended December 31, 2010 include restructuring charges in the amount of $98 million. Refer to Note 16 for further discussion of these items.
(b)	The results for the quarter ended September 30, 2009 include (i) a $135 million benefit representing the correction of an error related to the accounting for cumulative translation adjustments associated with a net investment in foreign subsidiaries and (ii) a $45 million benefit resulting from the change in the fair value of certain forward exchange contracts. The results of operations for the quarter ended June 30, 2009 include a $59 million benefit related to the completion of certain account reconciliations. Refer to Note 19 for further discussion of these items.
(c)	The results of operations for the quarter ended June 30, 2009 include restructuring charges in the amount of $199 million. Refer to Note 16 for further discussion of these items.

Summary of Significant Accounting (Policies)	12 Months Ended
Dec. 31, 2010
Summary of Significant Accounting Policies [Abstract]
Description of new accounting pronouncements adopted

RECENTLY ISSUED ACCOUNTING STANDARDS
The Financial Accounting Standards Board (FASB) recently issued Accounting Standards Update (ASU) No. 2010-20, Receivables (Topic 310): Disclosures about the Credit Quality of Financing Receivables and the Allowance for Credit Losses. This standard is intended to provide additional information to assist financial statement users in assessing an entity’s credit risk exposures and evaluating the adequacy of its allowance for credit losses. As such, the standard amends existing guidance by requiring an entity to provide a greater level of disaggregated information about its financing receivables and its allowance for credit losses and includes new disclosures such as credit quality indicators, past due information and additional impaired loan data. Effective December 31, 2010, the Company adopted these amendments except for disclosures of activity within periods, which become effective for periods beginning January 1, 2011. Additionally, certain new disclosures for Troubled Debt Restructurings were not implemented because such disclosures have been deferred by ASU No. 2011-01, Receivables (Topic 310): Deferral of the Effective Date of Disclosures about Troubled Debt Restructurings in Update No. 2010-20, and are expected to be effective for periods beginning April 1, 2011.

In addition, the Company adopted the following standards:

•	ASU No. 2009-16, Transfers and Servicing (Topic 860): Accounting for Transfers of Financial Assets, and

•	ASU No. 2009-17, Consolidations (Topic 810): Improvements to Financial Reporting by Enterprises Involved with Variable Interest Entities.

These standards (generally referred to herein as new GAAP effective January 1, 2010) eliminated the concept of a qualifying special purpose entity (QSPE), therefore requiring these entities to be evaluated under the accounting guidance for consolidation of VIEs. In addition, ASU 2009-17 required an entity to reconsider its previous consolidation conclusions reached under the VIE consolidation model, including (i) whether an entity is a VIE, (ii) whether the enterprise is the VIE’s primary beneficiary, and (iii) the required financial statement disclosures.
Upon adoption of ASU 2009-16 and ASU 2009-17, the Company was required to change its accounting for the American Express Credit Account Master Trust (the Lending Trust), a previously unconsolidated VIE, which is now consolidated. As a result, beginning January 1, 2010, the securitized cardmember loans and related debt securities issued to third parties by the Lending Trust are included on the Company’s Consolidated Balance Sheet. The Company continues to consolidate the American Express Issuance Trust (the Charge Trust). Prior period results have not been revised for the change in accounting for the Lending Trust. Refer to Note 7 for further discussion.

Principles of Consolidation

PRINCIPLES OF CONSOLIDATION
The Consolidated Financial Statements of the Company are prepared in conformity with U.S. generally accepted accounting principles (GAAP). All significant intercompany transactions are eliminated.
The Company consolidates all entities in which the Company holds a “controlling financial interest.” For voting interest entities, the Company is considered to hold a controlling financial interest when the Company is able to exercise control over the investees’ operating and financial decisions. For variable interest entities (VIEs), the Company is considered to hold a controlling financial interest when it is determined to be the primary beneficiary. Prior to the adoption of ASU No. 2009-17, Consolidation (Topic 810): Improvements to Financial Reporting by Enterprises Involved with Variable Interest Entities (effective January 1, 2010), a primary beneficiary was the party that absorbs a majority of the VIE’s expected losses or receive a majority of the VIE’s expected residual returns. For VIEs, subsequent to the adoption of ASU No. 2009-17, a primary beneficiary is a party that has both: (1) the power to direct the activities of a VIE that most significantly impact that entity’s economic performance, and (2) the obligation to absorb losses, or the right to receive benefits, from the VIE that could potentially be significant to the VIE. The determination of whether an entity is a VIE is based on the amount and characteristics of the entity’s equity.
Entities in which the Company’s voting interest in common equity does not provide the Company with control, but allows the Company to exert significant influence over their financial and operating decisions are accounted for under the equity method. All other investments in equity securities, to the extent that they are not considered marketable securities, are accounted for under the cost method.

Foreign Currency

FOREIGN CURRENCY
Assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon exchange rates prevailing at the end of each year. The resulting translation adjustments, along with any related qualifying hedge and tax effects, are included in accumulated other comprehensive (loss) income (AOCI), a component of shareholders’ equity. Translation adjustments, including qualifying hedge and tax effects, are reclassified to earnings upon the sale or substantial liquidation of investments in foreign operations. Revenues and expenses are translated at the average month-end exchange rates during the year. Gains and losses related to transactions in a currency other than the functional currency, including operations outside the U.S. where the functional currency is the U.S. dollar, are reported net in the Company’s Consolidated Statements of Income, in other non-interest revenue, interest income, interest expense, or other, net expense, depending on the nature of the activity. Net foreign currency transaction gains amounted to approximately  $138 million,  $205 million and  $15 million in 2010, 2009 and 2008, respectively.

Estimates & Assumptions

AMOUNTS BASED ON ESTIMATES AND
ASSUMPTIONS
Accounting estimates are an integral part of the Consolidated Financial Statements. These estimates are based, in part, on management’s assumptions concerning future events. Among the more significant assumptions are those that relate to reserves for cardmember losses relating to loans and charge card receivables, reserves for Membership Rewards costs, fair value measurement, goodwill and income taxes. These accounting estimates reflect the best judgment of management, but actual results could differ.

Total Revenues net of Interest Expense

TOTAL REVENUES NET OF INTEREST EXPENSE

Discount Revenue
Discount revenue represents fees charged to merchants with which the Company, or its GNS partners, has entered into card acceptance agreements for facilitating transactions between the merchants and the Company’s cardmembers. The discount generally is deducted from the payment to the merchant and recorded as discount revenue at the time the charge is captured.

Net Card Fees
Card fees are deferred and recognized on a straight-line basis over the 12-month card membership period, net of deferred direct card acquisition costs and a reserve for projected membership cancellations. Charge card fees are recognized in net card fees in the Consolidated Statements of Income and the unamortized net card fee balance is reported in other liabilities on the Consolidated Balance Sheets (refer to Note 11). Loan product fees are considered an enhancement to the yield on the product, and are recognized in interest and fees on loans in the Consolidated Statements of Income. The unamortized net card fee balance for lending products is reported net in cardmember loans on the Consolidated Balance Sheets (refer to Note 4).

Travel Commissions and Fees
The Company earns travel commissions and fees by charging clients transaction or management fees for selling and arranging travel and for travel management services. Client transaction fee revenue is recognized at the time the client books the travel arrangements. Travel management services revenue is recognized over the contractual term of the agreement. The Company’s travel suppliers (for example, airlines, hotels and car rental companies) pay commissions and fees on tickets issued, sales and other services based on contractual agreements. Commissions and fees from travel suppliers are generally recognized at the time a ticket is purchased or over the term of the contract. Commissions and fees that are based on services rendered (for example, hotel stays and car rentals) are recognized based on usage.

Other Commissions and Fees
Other commissions and fees include foreign currency conversion fees, delinquency fees, service fees and other card related assessments, which are recognized primarily in the period in which they are charged to the cardmember. Also included are fees related to the Company’s Membership Rewards program, which are deferred and recognized over the period covered by the fee. The unamortized Membership Rewards fee balance is included in other liabilities on the Consolidated Balance Sheets (refer to Note 11).

Contra-revenue
The Company regularly makes payments through contractual arrangements with merchants, commercial card clients and certain other customers (collectively the “customers”). Payments to customers are generally classified as contra-revenue unless a specifically identifiable benefit (e.g., goods or services) is received by the Company in consideration for that payment and the fair value of such benefit is determinable and measurable. If no such benefit is identified, then the entire payment is classified as contra-revenue and included within total non-interest revenues in the Consolidated Statements of Income in the line item where the related transaction revenues are recorded (e.g., discount revenue, travel commissions and fees and other commissions and fees). If such a benefit is identified, then the payment is classified as expense up to the estimated fair value of the benefit.

Interest Income
Interest on loans owned is assessed using the average daily balance method. Interest is recognized based upon the loan principal amount outstanding in accordance with the terms of the applicable account agreement until the outstanding balance is paid or written-off.
Interest and dividends on investment securities primarily relates to the Company’s performing fixed-income securities.
Interest income is accrued as earned using the effective interest method, which adjusts the yield for security premiums and discounts, fees and other payments, so that a constant rate of return is recognized on the investment security’s outstanding balance. Amounts are recognized until such time as a security is in default or when it is likely that future interest payments will not be received as scheduled.
Interest on deposits with banks and other is recognized as earned, and primarily relates to the placement of cash in interest-bearing time deposits, overnight sweep accounts, and other interest-bearing demand and call accounts.

Interest Expense
Interest expense includes interest incurred primarily to fund cardmember loans, charge card product receivables, general corporate purposes, and liquidity needs, and is recognized as incurred. Interest expense is divided principally into three categories: (i) deposits, which primarily relates to interest expense on deposits taken from customers and institutions, (ii) short-term borrowings, which primarily relates to interest expense on commercial paper, federal funds purchased, bank overdrafts and other short-term borrowings, and (iii) long-term debt, which primarily relates to interest expense on the Company’s long-term financing.

Cash and Cash Equivalents

BALANCE SHEET

Cash and Cash Equivalents
Cash and cash equivalents include cash and amounts due from banks, interest-bearing bank balances, including securities purchased under resale agreements and other highly liquid investments with original maturities of 90 days or less.

Premises and Equipment

Premises and Equipment
Premises and equipment, including leasehold improvements, are carried at cost less accumulated depreciation. Costs incurred during construction are capitalized and are depreciated once an asset is placed in service. Depreciation is generally computed using the straight-line method over the estimated useful lives of assets, which range from 3 to 8 years for equipment. Premises are depreciated based upon their estimated useful life at the acquisition date, which generally ranges from 40 to 60 years.
Leasehold improvements are depreciated using the straight-line method over the lesser of the remaining term of the leased facility or the economic life of the improvement, which ranges from 5 to 10 years. The Company maintains operating leases worldwide for facilities and equipment. Rent expense for facility leases is recognized ratably over the lease term, and is calculated to include adjustments for rent concessions, rent escalations and leasehold improvement allowances. The Company accounts for lease restoration obligations in accordance with applicable GAAP, which requires recognition of the fair value of restoration liabilities when incurred, and amortization of capitalized restoration costs over the lease term.

Software development costs
Software development costs
The Company capitalizes certain costs associated with the acquisition or development of internal-use software. Once the software is ready for its intended use, these costs are amortized on a straight-line basis over the software’s estimated useful life, generally 5 years.

Fair Value [Abstract]
Fair Values
Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in an orderly transaction between market participants at the measurement date, and is based on the Company’s principal or most advantageous market for the specific asset or liability.
GAAP provides for a three-level hierarchy of inputs to valuation techniques used to measure fair value, defined as follows:

•	Level 1 — Inputs that are quoted prices (unadjusted) for identical assets or liabilities in active markets.

•	Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability, including:

–	Quoted prices for similar assets or liabilities in active markets

–	Quoted prices for identical or similar assets or liabilities in markets that are not active

–	Inputs other than quoted prices that are observable for the asset or liability

–	Inputs that are derived principally from or corroborated by observable market data by correlation or other means

•	Level 3 — Inputs that are unobservable and reflect the Company’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances (e.g., internally derived assumptions surrounding the timing and amount of expected cash flows).
GAAP requires disclosure of the estimated fair value of all financial instruments. A financial instrument is defined as cash, evidence of an ownership in an entity, or a contract between two entities to deliver cash or another financial instrument or to exchange other financial instruments. The disclosure requirements for the fair value of financial instruments exclude leases, equity method investments, affiliate investments, pension and benefit obligations, insurance contracts and all non-financial instruments.

VALUATION TECHNIQUES USED IN MEASURING FAIR VALUE
For the financial assets and liabilities measured at fair value on a recurring basis (categorized in the valuation hierarchy table on the previous page) the Company applies the following valuation techniques to measure fair value:

Investment Securities (Excluding Retained Subordinated
Securities and the Interest-Only Strip)

•	When available, quoted market prices in active markets are used to determine fair value. Such investment securities are classified within Level 1 of the fair value hierarchy.

•	When quoted prices in an active market are not available, the fair values for the Company’s investment securities are obtained primarily from pricing services engaged by the Company, and the Company receives one price for each security. The fair values provided by the pricing services are estimated using pricing models, where the inputs to those models are based on observable market inputs. The inputs to the valuation techniques applied by the pricing services vary depending on the type of security being priced but are typically benchmark yields, benchmark security prices, credit spreads, prepayment speeds, reported trades and broker-dealer quotes, all with reasonable levels of transparency. The pricing services did not apply any adjustments to the pricing models used. In addition, the Company did not apply any adjustments to prices received from the pricing services. The Company classifies the prices obtained from the pricing services within Level 2 of the fair value hierarchy because the underlying inputs are directly observable from active markets or recent trades of similar securities in inactive markets. However, the pricing models used do entail a certain amount of subjectivity and therefore differing judgments in how the underlying inputs are modeled could result in different estimates of fair value.

The Company reaffirms its understanding of the valuation techniques used by its pricing services at least annually. In addition, the Company corroborates the prices provided by its pricing services to test their reasonableness by comparing their prices to valuations from different pricing sources as well as comparing prices to the sale prices received from sold securities. Refer to Note 6 for additional fair value information.

Retained Subordinated Securities
As of January 1, 2010, pursuant to changes in GAAP governing accounting for transfers of financial assets, the Company no longer has retained subordinated securities. The fair value of the Company’s retained subordinated securities was determined using discounted cash flow models. The discount rate was based on an interest rate curve observable in the marketplace plus an unobservable credit spread for risks associated with these securities and other similar financial instruments. The Company classified such securities as Level 3 in the fair value hierarchy because the credit spreads were not observable due to market illiquidity for these securities and similar financial instruments.

Interest-Only Strip
As of January 1, 2010, pursuant to changes in GAAP governing accounting for transfers of financial assets, the Company no longer has interest-only strips. The fair value of the interest-only strip was the present value of estimated future positive excess spread expected to be generated by the securitized loans over the estimated remaining life of those loans. Management utilized certain estimates and assumptions to determine the fair value of the interest-only strip asset, including estimates for finance charge yield, credit losses, London Interbank Offered Rate (LIBOR) (which determined future certificate interest costs), monthly payment rate and discount rate. On a quarterly basis, the Company compared the assumptions it used in calculating the fair value of its interest-only strip to observable market data when available, and to historical trends. The interest-only strip was classified within Level 3 of the fair value hierarchy due to the significance of the unobservable inputs used in valuing this asset.

Derivative Financial Instruments
The fair value of the Company’s derivative financial instruments, which could be assets or liabilities on the Consolidated Balance Sheets, is estimated by a third-party valuation service that uses proprietary pricing models, or by internal pricing models. The pricing models do not contain a high level of subjectivity as the valuation techniques used do not require significant judgment, and inputs to those models are readily observable from actively quoted markets. The pricing models used are consistently applied and reflect the contractual terms of the derivatives, including the period of maturity, and market-based parameters such as interest rates, foreign exchange rates, equity indices or prices, and volatility.
Credit valuation adjustments are necessary when the market parameters, such as a benchmark curve, used to value derivatives are not indicative of the credit quality of the Company or its counterparties. The Company considers the counterparty credit risk by applying an observable forecasted default rate to the current exposure. Refer to Note 12 for additional fair value information.

Accounts Receivable And Loans [Abstract]
Cardmember And Other Receivables

CARDMEMBER AND OTHER RECEIVABLES
Cardmember receivables, representing amounts due from charge payment product customers, are recorded at the time a cardmember enters into a point-of-sale transaction with a merchant. Charge card customers generally must pay the full amount billed each month. Each charge card transaction is authorized based on its likely economics reflecting cardmember’s most recent credit information and spend patterns. Global limits are established to limit maximum exposure for high risk and some high spend charge cardmembers. Accounts of high risk, out-of-pattern charge cardmembers can be monitored even if they are current.
Cardmember receivable balances are presented on the Consolidated Balance Sheets net of reserves for losses (refer to Note 5), and include principal and any related accrued fees.

CARDMEMBER AND OTHER LOANS
Cardmember loans, representing amounts due from lending payment product customers, are recorded at the time a cardmember enters into a point-of-sale transaction with a merchant or when a charge card customer enters into an extended payment arrangement. The Company’s lending portfolios primarily include revolving loans to cardmembers obtained through either their credit card accounts or the lending on charge feature of their charge card accounts. These loans have a range of terms such as credit limits, interest rates, fees and payment structures, which can be adjusted over time based on new information about cardmembers and in accordance with applicable regulations and the respective product’s terms and conditions. Cardmembers holding revolving loans are typically required to make monthly payments greater than or equal to certain pre-established amounts. The amounts that cardmembers choose to revolve are subject to finance charges. When cardmembers fall behind their required payments, their accounts will be monitored.
Cardmember loans are presented on the Consolidated Balance Sheets net of reserves for losses and unamortized net card fees and include accrued interest receivable and fees. The Company’s policy generally is to cease accruing for interest receivable on a cardmember loan at the time the account is written off. The Company establishes reserves for interest that the Company believes will not be collected.

Impaired Loans and Receivables

IMPAIRED LOANS AND RECEIVABLES
Impaired loans and receivables are defined by GAAP as individual larger balance or homogeneous pools of smaller balance restructured loans and receivables for which it is probable that the lender will be unable to collect all amounts due according to the original contractual terms of the loan and receivable agreement. The Company considers impaired loans and receivables to include: (i) loans over 90 days past due still accruing interest, (ii) non-accrual loans, and (iii) loans and receivables modified in a troubled debt restructuring (TDR).
The Company may modify cardmember loans and receivables to minimize losses to the Company while providing cardmembers with temporary or permanent financial relief. Such modifications may include reducing the interest rate or delinquency fees on the loans and receivables and/or placing the cardmember on a fixed payment plan not exceeding 60 months. If the cardmember does not comply with the modified terms, then the loan or receivable agreement generally reverts back to its original terms. Modification programs can be long-term (more than 12 months) or short term (12 months or less). The Company has classified such cardmember loans and receivables in these modification programs as TDRs.
The performance of a TDR is closely monitored to understand its impact on the Company’s reserve for losses. Though the ultimate success of these modification programs remains uncertain, the Company believes they improve the cumulative loss performance of such loans and receivables.
Reserves for a TDR are determined by the difference between cash flows expected to be received from the cardmember discounted at the original effective interest rates and the carrying value of the cardmember loan or receivable balance.

Reserves For Losses [Abstract]
Reserves for losses
Reserves for losses relating to cardmember loans and receivables represent management’s best estimate of the losses inherent in the Company’s outstanding portfolio of loans and receivables. Management’s evaluation process requires certain estimates and judgments.
Reserves for these losses are primarily based upon models that analyze portfolio performance and reflect management’s judgment regarding overall reserve adequacy. The analytic models take into account several factors, including average losses and recoveries over an appropriate historical period. Management considers whether to adjust the analytic models for specific factors such as increased risk in certain portfolios, impact of risk management initiatives on portfolio performance and concentration of credit risk based on factors such as tenure, industry or geographic regions. In addition, management adjusts the reserves for losses on cardmember loans for other external environmental factors including leading economic and market indicators such as the unemployment rate, Gross Domestic Product (GDP), home price indices, non-farm payrolls, personal consumption expenditures index, consumer confidence index, purchasing managers index, bankruptcy filings and the legal and regulatory environment. Generally, due to the short-term nature of cardmember receivables, the impact of additional external factors on the inherent losses within the cardmember receivable portfolio is not significant. As part of this evaluation process, management also considers various reserve coverage metrics, such as reserves as a percentage of past due amounts, reserves as a percentage of cardmember receivables or loans and net write-off coverage.
Cardmember receivables balances are written off when management deems amounts to be uncollectible and is generally determined by the number of days past due, which is generally no later than 180 days past due. Receivables in bankruptcy or owed by deceased individuals are written off upon notification. Recoveries are recognized on a cash basis.

Investments [Abstract]
Investments
Investment securities include debt and equity securities and are classified as available for sale. The Company’s investment securities, principally debt securities, are carried at fair value on the Consolidated Balance Sheets with unrealized gains (losses) recorded in AOCI, net of income tax provisions (benefits). Realized gains and losses are recognized in results of operations upon disposition of the securities using the specific identification method on a trade date basis. Refer to Note 3 for a description of the Company’s methodology for determining the fair value of its investment securities.

OTHER-THAN-TEMPORARY IMPAIRMENT
Realized losses are recognized upon management’s determination that a decline in fair value is other than temporary. The determination of other-than-temporary impairment is a subjective process, requiring the use of judgments and assumptions regarding the amount and timing of recovery. The Company reviews and evaluates its investments at least quarterly and more often, as market conditions may require, to identify investments that have indications of other-than-temporary impairments. It is reasonably possible that a change in estimate could occur in the near term relating to other-than-temporary impairment. Accordingly, the Company considers several factors when evaluating debt securities for other-than-temporary impairment including the determination of the extent to which the decline in fair value of the security is due to increased default risk for the specific issuer or market interest rate risk. With respect to increased default risk, the Company assesses the collectibility of principal and interest payments by monitoring issuers’ credit ratings, related changes to those ratings, specific credit events associated with the individual issuers as well as the credit ratings of a financial guarantor, where applicable, and the extent to which amortized cost exceeds fair value and the duration and size of that difference. With respect to market interest rate risk, including benchmark interest rates and credit spreads, the Company assesses whether it has the intent to sell the securities and whether it is more likely than not that the Company will not be required to sell the securities before recovery of any unrealized losses.
The gross unrealized losses on state and municipal securities and all other debt securities can be attributed to higher credit spreads generally for state and municipal securities, higher credit spreads for specific issuers, changes in market benchmark interest rates, or a combination thereof, all as compared to those prevailing when the investment securities were acquired.
In assessing default risk on these investment securities, excluding the Company’s retained subordinated securities, the Company has qualitatively considered the key factors identified above and determined that it expects to collect all of the contractual cash flows due on the investment securities. In assessing default risk on the retained subordinated securities in 2009, the Company analyzed the projected cash flows of the Lending Trust and determined that it expected to collect all of the contractual cash flows due on the investment securities.
Overall, for the investment securities in gross unrealized loss positions identified above, (a) the Company does not intend to sell the investment securities, (b) it is more likely than not that the Company will not be required to sell the investment securities before recovery of the unrealized losses, and (c) the Company expects that the contractual principal and interest will be received on the investment securities. As a result, the Company recognized no other-than-temporary impairments during the periods presented.

Asset Securitization [Abstract]
Asset Securitizations
The Company periodically securitizes cardmember receivables and loans arising from its card business through the transfer of those assets to securitization trusts. The trusts then issue securities to third-party investors, collateralized by the transferred assets.
Cardmember receivables are transferred to the Charge Trust and cardmember loans are transferred to the Lending Trust. As of December 31, 2009 and for all prior periods, cardmember receivables transferred to the Charge Trust did not qualify as accounting sales and accordingly, the Charge Trust was consolidated by the Company. As a result, securitized cardmember receivables and the related debt securities issued to third parties by the Charge Trust were included on the Company’s Consolidated Balance Sheets. The Lending Trust met the criteria of a QSPE for GAAP in effect through December 31, 2009 and, accordingly, cardmember loans transferred to the Lending Trust qualified as accounting sales. As a result, when cardmember loans were sold through securitizations, the Company removed the loans from its Consolidated Balance Sheets and recognized a gain or loss on sale, recorded certain retained interests in the securitization (i.e., retained subordinated securities and an interest-only strip asset) and received an undivided pro-rata interest in the excess loans held in the Lending Trust (historically referred to as “seller’s interest”).
Upon adoption of new GAAP effective January 1, 2010, the Company continues to consolidate the Charge Trust. In addition, the Company was required to change its accounting for the Lending Trust, which is now consolidated. As a result, beginning January 1, 2010, the securitized cardmember loans and the related debt securities issued to third parties by the Lending Trust are included on the Company’s Consolidated Balance Sheets. Prior period Consolidated Financial Statements have not been revised for this accounting change.
The Charge Trust and the Lending Trust are consolidated by American Express Travel Related Services Company, Inc. (TRS), which is a consolidated subsidiary of the Company. The trusts are considered VIEs as they have insufficient equity at risk to finance their activities, which are to issue securities that are collateralized by the underlying cardmember receivables and loans.

Derivatives And Hedging Activities [Abstract]
Derivatives Policy

DERIVATIVE FINANCIAL INSTRUMENTS THAT QUALIFY FOR HEDGE ACCOUNTING
Derivatives executed for hedge accounting purposes are documented and designated as such when the Company enters into the contracts. In accordance with its risk management policies, the Company structures its hedges with very similar terms to the hedged items. The Company formally assesses, at inception of the hedge accounting relationship and on a quarterly basis, whether derivatives designated as hedges are highly effective in offsetting the fair value or cash flows of the hedged items. These assessments usually are made through the application of the regression analysis method. If it is determined that a derivative is not highly effective as a hedge, the Company will discontinue the application of hedge accounting.

FAIR VALUE HEDGES
A fair value hedge involves a derivative designated to hedge the Company’s exposure to future changes in the fair value of an asset or a liability, or an identified portion thereof that is attributable to a particular risk. The Company is exposed to interest rate risk associated with its fixed-rate long-term debt. The Company uses interest rate swaps to convert certain fixed-rate long-term debt to floating-rate at the time of issuance. As of December 31, 2010 and 2009, the Company hedged  $15.9 billion and  $15.1 billion, respectively, of its fixed-rate debt to floating-rate debt using interest rate swaps.
To the extent the fair value hedge is effective, the gain or loss on the hedging instrument offsets the loss or gain on the hedged item attributable to the hedged risk. Any difference between the changes in the fair value of the derivative and the hedged item is referred to as hedge ineffectiveness and is reflected in earnings as a component of other, net expenses. Hedge ineffectiveness may be caused by differences between the debt’s interest coupon and the benchmark rate, which are primarily due to credit spreads at inception of the hedging relationship that are not reflected in the valuation of the interest rate swap. Furthermore, hedge ineffectiveness may be caused by changes in the relationship between 3-month LIBOR and 1-month LIBOR rates, as these so-called basis spreads may impact the valuation of the interest rate swap without causing an offsetting impact in the value of the hedged debt. If a fair value hedge is de-designated or no longer considered to be effective, changes in fair value of the derivative continue to be recorded through earnings but the hedged asset or liability is no longer adjusted for changes in fair value due to changes in interest rates. The existing basis adjustment of the hedged asset or liability is then amortized or accreted as an adjustment to yield over the remaining life of that asset or liability.

CASH FLOW HEDGES
A cash flow hedge involves a derivative designated to hedge the Company’s exposure to variable future cash flows attributable to a particular risk. Such exposures may relate to either an existing recognized asset or liability or a forecasted transaction. The Company hedges existing long-term variable-rate debt, the rollover of short-term borrowings and the anticipated forecasted issuance of additional funding through the use of derivatives, primarily interest rate swaps. These derivative instruments effectively convert floating-rate debt to fixed-rate debt for the duration of the instrument. As of December 31, 2010 and 2009, the Company hedged  $1.3 billion and  $1.6 billion, respectively, of its floating debt using interest rate swaps.
For derivatives designated as cash flow hedges, the effective portion of the gain or loss on the derivatives is recorded in AOCI and reclassified into earnings when the hedged cash flows are recognized in earnings. The amount that is reclassified into earnings is presented in the Consolidated Statements of Income in the same line item in which the hedged instrument or transaction is recognized, primarily in interest expense. Any ineffective portion of the gain or loss on the derivatives is reported as a component of other, net expenses. If a cash flow hedge is de-designated or terminated prior to maturity, the amount previously recorded in AOCI is recognized into earnings over the period that the hedged item impacts earnings. If a hedge relationship is discontinued because it is probable that the forecasted transaction will not occur according to the original strategy, any related amounts previously recorded in AOCI are recognized into earnings immediately.
In the normal course of business, as the hedged cash flows are recognized into earnings, the Company expects to reclassify  $11 million of net pretax losses on derivatives from AOCI into earnings during the next 12 months.

NET INVESTMENT HEDGES
A net investment hedge is used to hedge future changes in currency exposure of a net investment in a foreign operation. The Company primarily designates foreign currency derivatives, typically foreign exchange forwards, and on occasion foreign currency denominated debt, as hedges of net investments in certain foreign operations. These instruments reduce exposure to changes in currency exchange rates on the Company’s investments in non-U.S. subsidiaries. The effective portion of the gain or loss on net investment hedges is recorded in AOCI as part of the cumulative translation adjustment. Any ineffective portion of the gain or loss on net investment hedges is recognized in other, net expenses during the period of change.

DERIVATIVES NOT DESIGNATED AS HEDGES
The Company has derivatives that act as economic hedges but are not designated for hedge accounting purposes. Foreign currency transactions and non-U.S. dollar cash flow exposures from time to time may be partially or fully economically hedged through foreign currency contracts, primarily foreign exchange forwards, options and cross-currency swaps. These hedges generally mature within one year. Foreign currency contracts involve the purchase and sale of a designated currency at an agreed upon rate for settlement on a specified date. The changes in the fair value of the derivatives effectively offset the related foreign exchange gains or losses on the underlying balance sheet exposures. From time to time, the Company may enter into interest rate swaps to specifically manage funding costs related to its proprietary card business.
The Company has certain operating agreements whose payments may be linked to a market rate or price, primarily foreign currency rates. The payment components of these agreements may meet the definition of an embedded derivative, which is assessed to determine if it requires separate accounting and reporting. If so, the embedded derivative is accounted for separately and is classified as a foreign exchange contract based on its primary risk exposure. In addition, the Company also holds an investment security containing an embedded equity-linked derivative.
For derivatives that are not designated as hedges, changes in fair value are reported in current period earnings.

Income Tax [Abstract]
Income Tax

The Company records a deferred income tax (benefit) provision when there are differences between assets and liabilities measured for financial reporting and for income tax return purposes. These temporary differences result in taxable or deductible amounts in future years and are measured using the tax rates and laws that will be in effect when such differences are expected to reverse.

A valuation allowance is established when management determines that it is more likely than not that all or some portion of the benefit of the deferred tax assets will not be realized. The valuation allowances as of December 31, 2010 and 2009 are associated with net operating losses and other deferred tax assets in certain non-U.S. operations of the Company.
Interest and penalties relating to unrecognized tax benefits are reported in the income tax provision.

Income tax uncertainties
The Company, its wholly-owned U.S. subsidiaries, and certain non-U.S. subsidiaries file a consolidated federal income tax return. The Company is subject to the income tax laws of the United States, its states and municipalities and those of the foreign jurisdictions in which the Company operates. These tax laws are complex, and the manner in which they apply to the taxpayer’s facts is sometimes open to interpretation. Given these inherent complexities, the Company must make judgments in assessing the likelihood that a tax position will be sustained upon examination by the taxing authorities based on the technical merits of the tax position. A tax position is recognized only when, based on management’s judgment regarding the application of income tax laws, it is more likely than not that the tax position will be sustained upon examination. The amount of benefit recognized for financial reporting purposes is based on management’s best judgment of the most likely outcome resulting from examination given the facts, circumstances and information available at the reporting date. The Company adjusts the level of unrecognized tax benefits when there is new information available to assess the likelihood of the outcome.

Other Assets [Abstract]
Goodwill and intangible assets policy

GOODWILL
Goodwill represents the excess of acquisition cost of an acquired company over the fair value of assets acquired and liabilities assumed. The Company assigns goodwill to its reporting units for the purpose of impairment testing. A reporting unit is defined as an operating segment, or a business one level below an operating segment for which complete, discrete financial information is available that management regularly reviews. The Company evaluates goodwill for impairment annually as of June 30 and between annual tests if events occur or circumstances change that more likely than not reduce the fair value of reporting units below their carrying amounts. The goodwill impairment test utilizes a two-step approach. The first step identifies whether there is potential impairment by comparing the fair value of a reporting unit to the carrying amount, including goodwill. If the fair value of a reporting unit is less than its carrying amount, the second step of the impairment test is required to measure the amount of any impairment loss. As of December 31, 2010 and 2009, goodwill was not impaired and there were no accumulated impairment losses.
Goodwill impairment testing involves management judgment, requiring an assessment of whether the carrying value of the reporting unit can be supported by the fair value of the individual reporting unit using widely accepted valuation techniques, such as the market approach (earnings multiples or transaction multiples) or income approach (discounted cash flow methods). The fair values of the reporting units were determined using a combination of valuation techniques consistent with the income approach and the market approach.
When preparing discounted cash flow models under the income approach, the Company uses internal forecasts to estimate future cash flows expected to be generated by the reporting units. Actual results may differ from forecasted results. The Company uses the expected cost of equity financing, estimated using a capital asset pricing model, to discount future cash flows for each reporting unit. The Company believes the discount rates used appropriately reflect the risks and uncertainties in the financial markets generally and specifically in the Company’s internally developed forecasts. Further, to assess the reasonableness of the valuations derived from the discounted cash flow models, the Company also analyzes market-based multiples for similar industries of the reporting unit, where available.

OTHER INTANGIBLE ASSETS
Intangible assets are amortized over their estimated useful lives of 1 to 22 years. The Company reviews intangible assets for impairment quarterly and whenever events and circumstances indicate that their carrying amounts may not be recoverable. In addition, on an annual basis, the Company performs an impairment evaluation of all intangible assets by assessing the recoverability of the asset values based on the cash flows generated by the relevant assets or asset groups. An impairment is recognized if the carrying amount is not recoverable and exceeds the asset’s fair value.

Stock Plans [Abstract]
Stock-based Compensation policy

STOCK OPTIONS
Each stock option has an exercise price equal to the market price of the Company’s common stock on the date of grant and a contractual term of 10 years from the date of grant. Stock options generally vest 25 percent per year beginning with the first anniversary of the grant date.

RESTRICTED STOCK AWARDS
RSAs are valued based on the stock price on the date of grant and generally vest 25 percent per year, beginning with the first anniversary of the grant date. RSA holders receive non-forfeitable dividends or dividend equivalents. The total fair value of shares vested during 2010, 2009 and 2008 was  $175 million,  $44 million and  $134 million, respectively (based upon the Company’s stock price at the vesting date).
The weighted-average grant date fair value of RSAs granted in 2010, 2009 and 2008, is  $38.63,  $18.04 and  $48.29, respectively.

LIABILITY BASED AWARDS
Certain employees are awarded PGs and other incentive awards that can be settled with cash or equity shares at the Company’s discretion and final Compensation and Benefits Committee payout approval. These awards earn value based on performance and service conditions and vest over periods of one to three years.
PGs and other incentive awards are classified as liabilities and, therefore, the fair value is determined at the date of grant and remeasured quarterly as part of compensation expense over the performance and service periods. Cash paid upon vesting of these awards was  $64 million,  $71 million and  $78 million in 2010, 2009 and 2008, respectively.

Other Liabilities [Abstract]
Membership Rewards

MEMBERSHIP REWARDS
The Membership Rewards program allows enrolled cardmembers to earn points that can be redeemed for a broad range of rewards including travel, entertainment, retail certificates and merchandise. The Company establishes balance sheet liabilities which represent the estimated cost of points earned to date that are ultimately expected to be redeemed. These liabilities reflect management’s best estimate of the cost of future redemptions. An ultimate redemption rate and weighted average cost per point are key factors used to approximate the Membership Rewards liability. Management uses models to estimate ultimate redemption rates based on historical redemption data, card product type, year of program enrollment, enrollment tenure and card spend levels. The weighted-average cost per point is determined using actual redemptions during the previous 12 months, adjusted as appropriate for recent changes in redemption costs.
The provision for the cost of Membership Rewards points is included in marketing, promotion, rewards and cardmember services. The Company continually evaluates its reserve methodology and assumptions based on developments in redemption patterns, cost per point redeemed, contract changes and other factors.

Regulatory Matters and Capital Adequacy [Abstract]
Description of Other Regulatory Limitations

RESTRICTED NET ASSETS OF SUBSIDIARIES
Certain of the Company’s subsidiaries are subject to restrictions on the transfer of net assets under debt agreements and regulatory requirements. These restrictions have not had any effect on the Company’s shareholder dividend policy and management does not anticipate any impact in the future. Procedures exist to transfer net assets between the Company and its subsidiaries, while ensuring compliance with the various contractual and regulatory constraints. As of December 31, 2010, the aggregate amount of net assets of subsidiaries that are restricted to be transferred to American Express’ Parent Company (Parent Company) was approximately  $9.3 billion.

BANK HOLDING COMPANY DIVIDEND RESTRICTIONS
The Company is limited in its ability to pay dividends by the Federal Reserve which could prohibit a dividend that would be considered an unsafe or unsound banking practice. It is the policy of the Federal Reserve that bank holding companies generally should pay dividends on common stock only out of net income available to common shareholders generated over the past year, and only if prospective earnings retention is consistent with the organization’s current and expected future capital needs, asset quality and overall financial condition. Moreover, bank holding companies should not maintain dividend levels that undermine a company’s ability to be a source of strength to its banking subsidiaries. Under guidance issued by the Federal Reserve in November 2010, a large bank holding company will face particularly close scrutiny for any proposed dividend that exceeds 30 percent of after-tax net income.

BANKS’ DIVIDEND RESTRICTIONS
In the year ended December 31, 2008, Centurion Bank and FSB paid dividends from retained earnings to its parent of  $650 million and  $150 million, respectively. No dividends were paid in 2010 and 2009.
The Banks are subject to statutory and regulatory limitations on their ability to pay dividends. The total amount of dividends which may be paid at any date, subject to supervisory considerations of the Banks’ regulators, is generally limited to the retained earnings of the respective bank. As of December 31, 2010 and 2009, the Banks’ retained earnings, in the aggregate, available for the payment of dividends were  $3.6 billion and  $2.1 billion, respectively. In determining the dividends to pay its parent, the Banks must also consider the effects on applicable risk-based capital and leverage ratio requirements, as well as policy statements of the federal regulatory agencies. In addition, the Banks’ banking regulators have authority to limit or prohibit the payment of a dividend by the Banks, if, in the banking regulator’s opinion, payment of a dividend would constitute an unsafe or unsound banking practice in light of the financial condition of the banking organization.

Retirement Plans [Abstract]
Retirement Plans

DEFINED BENEFIT PENSION PLANS
The Company’s significant defined benefit pension plans cover certain employees in the United States and United Kingdom. Most employees outside the United States and United Kingdom are covered by local retirement plans, some of which are funded, while other employees receive payments at the time of retirement or termination under applicable labor laws or agreements. The Company complies with the minimum funding requirements in all countries.

The Company sponsors the U.S. American Express Retirement Plan (the Plan) for eligible employees in the United States. The Plan is a noncontributory defined benefit plan and a tax-qualified retirement plan subject to the Employee Retirement Income Security Act of 1974, as amended (ERISA). The Plan is closed to new entrants and existing participants no longer accrue future benefits. The Company funds retirement costs through a trust and complies with the applicable minimum funding requirements specified by ERISA. The funded status of the Plan on an ERISA basis as of October 1, 2010 (applicable plan year) is 95 percent. The calculation assumptions for ERISA differ from the calculation of the net funded status for GAAP purposes (see Net Funded Status as of December 31, 2010 and 2009 in the table below).
The Plan is a cash balance plan and employees’ accrued benefits are based on notional account balances, which are maintained for each individual. Employees’ balances are credited daily with interest at a fixed-rate. The interest rate varies from a minimum of 5 percent to a maximum equal to the lesser of (i) 10 percent or (ii) the applicable interest rate set forth in the Plan.
The Company also sponsors an unfunded non-qualified plan, which was renamed the Retirement Restoration Plan (the RRP) effective January 1, 2011, for employees compensated above a certain level to supplement their pension benefits that are limited by the Internal Revenue Code. The RRP’s terms generally parallel those of the Plan, except that the definitions of compensation and payment options differ.
For each plan, the net funded status is defined by GAAP governing retirement benefits as the difference between the fair value of plan assets and the respective plan’s projected benefit obligation.
Asset Allocation and Fair Value
The Benefit Plans Investment Committee (BPIC) is appointed by the Compensation and Benefits Committee of the Company’s Board of Directors and has the responsibility of reviewing and approving the investment policies related to plan assets for the Company’s defined benefit pension plans; evaluating the performance of the investments in accordance with the investment policy; reviewing the investment objectives, risk characteristics, expenses and historical performance; and selecting, removing and evaluating the investment managers. The BPIC typically meets quarterly to review the performance of the various investment managers and service providers as well as other investment related matters. The Company’s significant defined benefit pension plans have investment policies, which prescribe targets for the amount of assets that can be invested in a security class in order to mitigate the detrimental impact of adverse or unexpected results with respect to any individual security class on the overall portfolio. The portfolios are diversified by asset type, risk characteristics and concentration of investments. Refer to Note 3 for a discussion related to valuation techniques used to measure fair value, including a description of the three-level fair value hierarchy of inputs.

DEFINED CONTRIBUTION RETIREMENT PLANS
The Company sponsors defined contribution retirement plans, the principal plan being the Retirement Savings Plan (RSP), a 401(k) savings plan with a profit sharing component. The RSP is a tax-qualified retirement plan subject to ERISA and covers most employees in the United States. The RSP held 12 million and 13 million shares of American Express Common Stock as of December 31, 2010 and 2009, respectively, beneficially for employees. The Company matches employee contributions to the plan up to a maximum of 5 percent of total pay, subject to the limitations under the Internal Revenue Code (IRC). Additional annual conversion contributions of up to 8 percent of total pay are provided into the RSP for eligible employees. The Company also sponsors an RSP RRP, which is an unfunded non-qualified plan for employees whose RSP benefits are limited by the IRC and its terms generally parallel those of the RSP. In addition, the RSP RRP was amended effective January 1, 2011 such that the Company matches employee contributions up to a maximum of 5 percent of total pay in excess of IRC compensation limits only to the extent the employee contributes to the plan.
The total expense for all defined contribution retirement plans globally was  $217 million,  $118 million and  $211 million in 2010, 2009 and 2008, respectively. The increase in expense in 2010 primarily reflects the Company’s reinstatement in January of the employer match and conversion contributions.

OTHER POSTRETIREMENT BENEFIT PLANS
The Company sponsors unfunded other postretirement benefit plans that provide health care and life insurance to certain retired U.S. employees.

Commitments and Contingencies [Abstract]
Commitments and contingencies policy

LEGAL CONTINGENCIES
The Company and its subsidiaries are involved in a number of legal proceedings concerning matters arising in connection with the conduct of their respective business activities and are periodically subject to governmental examinations (including by regulatory authorities), information gathering requests, subpoenas, inquiries and investigations (collectively, “governmental examinations”). As of December 31, 2010, the Company and various of its subsidiaries were named as a defendant or were otherwise involved in numerous legal proceedings and governmental examinations in various jurisdictions, both in the United States and outside the United States. The Company discloses certain of its more significant legal proceedings and governmental examinations under “Legal Proceedings” in its Annual Report on Form 10-K for the year ended December 31, 2010 (“Legal Proceedings”).
The Company has recorded liabilities for certain of its outstanding legal proceedings and governmental examinations. A liability is accrued when it is both (a) probable that a loss with respect to the legal proceeding has occurred and (b) the amount of loss can be reasonably estimated (although, as discussed below, there may be an exposure to loss in excess of the accrued liability). The Company evaluates, on a quarterly basis, developments in legal proceedings and governmental examinations that could cause an increase or decrease in the amount of the liability that has been previously accrued.
The Company’s legal proceedings range from cases brought by a single plaintiff to class actions with hundreds of thousands of putative class members. These legal proceedings, as well as governmental examinations, involve various lines of business of the Company and a variety of claims (including, but not limited to, common law tort, contract, antitrust and consumer protection claims), some of which present novel factual allegations and/or unique legal theories. While some matters pending against the Company specify the damages claimed by the plaintiff, many seek a not-yet-quantified amount of damages or are at very early stages of the legal process. Even when the amount of damages claimed against the Company are stated, the claimed amount may be exaggerated and/or unsupported. As a result, some matters have not yet progressed sufficiently through discovery and/or development of important factual information and legal issues to enable the Company to estimate a range of possible loss.
Other matters have progressed sufficiently through discovery and/or development of important factual information and legal issues such that the Company is able to estimate a range of possible loss. Accordingly, for those legal proceedings and governmental examination disclosed in Legal Proceedings as to which a loss is reasonably possible in future periods, whether in excess of a related accrued liability or where there is no accrued liability, and for which the Company is able to estimate a range of possible loss, the current estimated range is zero to  $500 million in excess of the accrued liability (if any) related to those matters. This aggregate range represents management’s estimate of possible loss with respect to these matters and is based on currently available information. This estimated range of possible loss does not represent the Company’s maximum loss exposure. The legal proceedings and governmental examinations underlying the estimated range will change from time to time and actual results may vary significantly from the current estimate.
Based on its current knowledge, and taking into consideration its litigation-related liabilities, the Company believes it is not a party to, nor are any of its properties the subject of, any pending legal proceeding or governmental examination that would have a material adverse effect on the Company’s consolidated financial condition or liquidity. However, in light of the uncertainties involved in such matters, the ultimate outcome of a particular matter could be material to the Company’s operating results for a particular period depending on, among other factors, the size of the loss or liability imposed and the level of the Company’s income for that period.

Reportable Operating Segments And Geographic Operations [Abstract]
Segment reporting policy

REPORTABLE OPERATING SEGMENTS
The Company is a leading global payments and travel company that is principally engaged in businesses comprising four reportable operating segments: USCS, ICS, GCS and GNMS.
The Company considers a combination of factors when evaluating the composition of its reportable operating segments, including the results reviewed by the chief operating decision maker, economic characteristics, products and services offered, classes of customers, product distribution channels, geographic considerations (primarily United States versus non-U.S.), and regulatory environment considerations. The following is a brief description of the primary business activities of the Company’s four reportable operating segments:

•	USCS issues a wide range of card products and services to consumers and small businesses in the United States, and provides consumer travel services to cardmembers and other consumers.

•	ICS issues proprietary consumer and small business cards outside the United States.

•	GCS offers global corporate payment and travel-related products and services to large and mid-sized companies.

•	GNMS operates a global general-purpose charge and credit card network, which includes both proprietary cards and cards issued under network partnership agreements. It also manages merchant services globally, which includes signing merchants to accept cards as well as processing and settling card transactions for those merchants. This segment also offers merchants point-of-sale products, servicing and settlements, and marketing and information programs and services.

Corporate functions and auxiliary businesses, including the Company’s publishing business, the Enterprise Growth Group (including the Global Prepaid Group), as well as other company operations are included in Corporate & Other.
Beginning in the first quarter of 2010, the Company made changes to the manner in which it allocates equity capital as well as funding and the related interest expense charged to its reportable operating segments. The changes reflect the inclusion of additional factors in its allocation methodologies that the Company believes more accurately reflect the capital characteristics and funding requirements of its segments. The segment results for 2009 and 2008 have been revised for this change.
Beginning in 2009, the Company changed the manner by which it assesses the performance of its reportable operating segments to exclude the impact of its excess liquidity funding levels. Accordingly, the debt, cash and investment balances associated with the Company’s excess liquidity funding and the related net negative interest spread are not included within the reportable operating segment results (primarily USCS and GCS segments) and are reported in the Corporate & Other segment for 2010 and 2009. The segment results for 2008 have not been revised for this change.

Total Revenues Net of Interest Expense
The Company allocates discount revenue and certain other revenues among segments using a transfer pricing methodology. Segments earn discount revenue based on the volume of merchant business generated by cardmembers. Within the USCS, ICS and GCS segments, discount revenue reflects the issuer component of the overall discount rate; within the GNMS segment, discount revenue reflects the network and merchant component of the overall discount rate. Total interest income and net card fees are directly attributable to the segment in which they are reported.

Provisions for Losses
The provisions for losses are directly attributable to the segment in which they are reported.

Expenses
Marketing, promotion, rewards and cardmember services expenses are reflected in each segment based on actual expenses incurred, with the exception of brand advertising, which is reflected in the GNMS segment. Rewards and cardmember services expenses are reflected in each segment based on actual expenses incurred within each segment. Salaries and employee benefits and other operating expenses reflect expenses such as professional services, occupancy and equipment and communications incurred directly within each segment. In addition, expenses related to the Company’s support services, such as technology costs, are allocated to each segment based on support service activities directly attributable to the segment.

Other overhead expenses, such as staff group support functions, are allocated from Corporate & Other to the other segments based on each segment’s relative level of pretax income, with the exception of certain fourth quarter 2008 severance and other related charges of  $133 million from the Company’s fourth quarter restructuring initiatives for staff group support functions. This presentation is consistent with how such charges were reported internally. See further discussion in Note 16 regarding this corporate initiative. Financing requirements are managed on a consolidated basis. Funding costs are allocated based on segment funding requirements.

Capital
Each business segment is allocated capital based on established business model operating requirements, risk measures and regulatory capital requirements. Business model operating requirements include capital needed to support operations and specific balance sheet items. The risk measures include considerations for credit, market and operational risk.

Income Taxes
Income tax provision (benefit) is allocated to each business segment based on the effective tax rates applicable to various businesses that make up the segment.

Summary of Significant Accounting Policies (Tables)	12 Months Ended
Dec. 31, 2010
Summary of Significant Accounting Policies (Tables ) [Abstract]
Consolidated Balance Sheet

(Millions)	Previously Reported	As Revised

Cash and cash equivalents	$15,542	$16,599
Accounts payable	8,926	9,063
Other liabilities	13,810	14,730

Consolidated Statements of Cash Flows

	Year Ended		Year Ended
	December 31, 2009		December 31, 2008
	As		As
	Previously	As	Previously	As
(Billions)	Reported	Revised	Reported	Revised

Change in accounts payable and other liabilities	$—	$(0.1)	$0.9	$0.5
Net cash provided by operating activities	6.4	6.3	8.1	7.8
Net (decrease) increase in cash and cash equivalents	(5.0)	(5.1)	5.3	4.9

Acquisition and Discontinued Operations (Tables)	12 Months Ended
Dec. 31, 2010
Acquisition and Discontinued Operations (Tables) [Abstract]
Assets acquired and liabilities assumed for acquisitions

			Corporate
		Revolution	Payment
(Millions)	Accertify	Money	Services

Goodwill	$131	$184	$818
Definite-lived intangible assets	15	119	232
Other assets	11	7	1,259

Total assets	157	310	2,309
Total liabilities	6	5	65

Net assets acquired	$151	$305	$2,244

		Corporate
Reportable operating segment	GNMS	& Other	GCS	(a)

(a)	An insignificant portion of the receivables and intangible assets are also allocated to the USCS reportable operating segment.

Fair Values (Tables)	12 Months Ended
Dec. 31, 2010
Fair Values (Tables) [Abstract]
Fair value assets and liabilities measured on recurring basis

	2010				2009
(Millions)	Total	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3

Assets:
Investment securities:(a)
Equity securities	$475	$475	$—	$—	$530	$530	$—	$—
Retained subordinated securities(b)	—	—	—	—	3,599	—	—	3,599
Debt securities and other	13,535	—	13,535	—	20,208	—	20,208	—
Interest-only strip(b)	—	—	—	—	20	—	—	20
Derivatives(c)	1,089	—	1,089	—	833	—	833	—

Total assets	$15,099	$475	$14,624	$—	$25,190	$530	$21,041	$3,619

Liabilities:
Derivatives(c)	$419	$—	$419	$—	$283	$—	$283	$—

Total liabilities	$419	$—	$419	$—	$283	$—	$283	$—

(a)	Refer to Note 6 for the fair values of investment securities on a further disaggregated basis.
(b)	As a result of new GAAP effective January 1, 2010, the Company no longer presents the retained subordinated securities and interest-only strip within its Consolidated Financial Statements in periods subsequent to December 31, 2009. Refer to Note 7 for further details.
(c)	Refer to Note 12 for the fair values of derivative assets and liabilities on a further disaggregated basis. While derivative assets and derivative liabilities are presented gross in the table above, GAAP permits the netting of derivative assets and derivative liabilities when a legally enforceable master netting agreement exists between the Company and its derivative counterparty. As of December 31, 2010 and 2009, $18 million and $33 million, respectively, of derivative assets and liabilities have been offset and presented net on the Consolidated Balance Sheets.

Reconciliation of assets measured at fair value on a recurring basis using significant unobservable inputs

	2009(a)
	Investments — Retained		Other Assets —
(Millions)	Subordinated Securities		Interest-Only Strip

Beginning fair value, January 1	$744		$32
Increases in securitized loans(b)	1,760		—
Unrealized and realized gains (losses)	1,095	(c)	(12	)(d)

Ending fair value, December 31	$3,599		$20

(a)	The Company did not measure any financial instruments at fair value using significantly unobservable inputs (Level 3) during the year ended December 31, 2010.
(b)	Represents cost basis of securitized loans.
(c)	Included in AOCI, net of taxes.
(d)	Included in securitization income, net.

Estimated fair value of financial assets and financial liabilities

	2010			2009
	Carrying	Fair		Carrying	Fair
(Billions)	Value	Value		Value	Value

Financial Assets:
Assets for which carrying values equal or approximate fair value	$62	$62	(a)	$58	$58	(b)
Loans, net	$58	$58	(a)	$30	$30
Financial Liabilities:
Liabilities for which carrying values equal or approximate fair value	$43	$43		$34	$34
Certificates of deposit	$13	$13		$15	$16
Long-term debt	$66	$69	(a)	$52	$54	(b)

(a)	Includes fair values of cardmember receivables, loans and long-term debt of $8.1 billion, $33.2 billion and $23.6 billion, respectively, held by consolidated VIEs as of December 31, 2010. Refer to the Consolidated Balance Sheets for the related carrying values.
(b)	Includes fair values of cardmember receivables and long-term debt of $8.3 billion and $5.0 billion, respectively, held by a consolidated VIE as of December 31, 2009. Refer to the Consolidated Balance Sheets for the related carrying values.

Accounts Receivable and Loans (Tables)	12 Months Ended
Dec. 31, 2010
Accounts Receivable and Loans (Tables) [Abstract]
Cardmember receivables segment detail

(Millions)	2010	2009

U.S. Card Services(a)	$19,155	$17,750
International Card Services	6,673	5,944
Global Commercial Services(b)	11,259	9,844
Global Network & Merchant Services(c)	179	205

Cardmember receivables, gross(d)	37,266	33,743
Less: Cardmember reserve for losses	386	546

Cardmember receivables, net	$36,880	$33,197

Other receivables, net(e)	$3,554	$5,007

(a)	Includes $7.7 billion and $7.8 billion of gross cardmember receivables available to settle obligations of a consolidated VIE as of December 31, 2010 and 2009, respectively.
(b)	Includes $0.5 billion of gross cardmember receivables available to settle obligations of a consolidated VIE as of December 31, 2010 and 2009.
(c)	Includes receivables primarily related to the Company’s International Currency Card portfolios.
(d)	Includes approximately $11.7 billion and $10.4 billion of cardmember receivables outside the United States as of December 31, 2010 and 2009, respectively.
(e)	Other receivables primarily represent amounts for tax-related receivables, amounts due from the Company’s travel customers and suppliers, purchased joint venture receivables, third-party issuing partners, amounts due from certain merchants for billed discount revenue, accrued interest on investments and other receivables due to the Company in the ordinary course of business. As of December 31, 2009, these amounts also include $1.9 billion of cash held in an unconsolidated VIE required for daily settlement requirements. Beginning January 1, 2010, this VIE is consolidated by the Company and cash held by this consolidated VIE is considered restricted cash included in other assets on the Company’s Consolidated Balance Sheets. Refer to Note 7 for additional details.

Cardmember loans segment detail

(Millions)	2010	2009

U.S. Card Services(a)	$51,565	$23,507
International Card Services	9,255	9,241
Global Commercial Services	30	24

Cardmember loans, gross(b)	60,850	32,772
Less: Cardmember loans reserve for losses	3,646	3,268

Cardmember loans, net	$57,204	$29,504

Other loans, net(c)	$412	$506

(a)	As of December 31, 2010, includes approximately $34.7 billion of gross cardmember loans available to settle obligations of a consolidated VIE. As of December 31, 2009, includes approximately $8.0 billion for an undivided, pro-rata interest in an unconsolidated VIE (historically referred to as “seller’s interest”). Refer to Note 7 for additional details.
(b)	Cardmember loan balance is net of unamortized net card fees of $134 million and $114 million as of December 31, 2010 and 2009, respectively.
(c)	Other loans primarily represent small business installment loans, a store card portfolio whose billed business is not processed on the Company’s network and small business loans associated with the acquisition of CPS.

Aging of cardmember loans and receivables utilized for management purposes

			30-59		60-89		90+
			Days		Days		Days
			Past		Past		Past
(Millions)	Current		Due		Due		Due	Total

Cardmember Loans:
U.S. Card Services	$50,508		$282		$226		$549	$51,565
International Card Services	9,044		66		48		97	9,255
Cardmember Receivables:
U.S. Card Services	$18,864		$104		$55		$132	$19,155
International Card Services(a)	(b	)	(b	)	(b	)	64	6,673
Global Commercial Services(a)	(b	)	(b	)	(b	)	96	11,259

(a)	For cardmember receivables in International Card Services and Global Commercial Services, delinquency data is tracked based on days past billing status rather than days past due. A cardmember account is considered 90 days past billing if payment has not been received within 90 days of the cardmember’s billing statement date. In addition, if the Company initiates collection procedures on an account prior to the account becoming 90 days past billing the associated cardmember receivable balance is considered as 90 days past billing. These amounts are shown above as 90+ Days Past Due for presentation purposes.
(b)	Historically, data for periods prior to 90 days past billing are not available due to system constraints. Therefore, it has not been utilized for risk management purposes. The balances that are current — 89 days past due can be derived as the difference between the Total and the 90+ Days Past Due balances.

Credit Quality Indicators for Loans and Receivables

	2010		2009
		30 Days		30 Days
	Net	Past Due	Net	Past Due
	Write-Off	as a % of	Write-Off	as a % of
(Millions, except percentages)	Rate	Total	Rate	Total

U.S. Card Services Cardmember Loans	5.8%	2.1%	9.1%	3.7%
U.S. Card Services Cardmember Receivables	1.6%	1.5%	3.8%	1.8%
International Card Services Cardmember Loans	4.6%	2.3%	6.8%	3.3%

	2010		2009
	Net Loss		Net Loss
	Ratio as	90 Days	Ratio as	90 Days
	a % of	Past Billing	a % of	Past Billing
	Charge	as a % of	Charge	as a % of
(Millions, except percentages)	Volume(a)(b)	Receivables(a)	Volume	Receivables

International Card Services Cardmember Receivables	0.24%	1.0%	0.36%	2.1%
Global Commercial Services Cardmember Receivables	0.11%	0.8%	0.19%	1.4%

(a)	Effective January 1, 2010, the Company revised the time period in which past due cardmember receivables in International Card Services and Global Commercial Services are written off to when they are 180 days past due or earlier, consistent with applicable bank regulatory guidance and the write-off methodology adopted for U.S. Card Services in the fourth quarter of 2008. Previously, receivables were written off when they were 360 days past billing or earlier. The net write-offs for the first quarter of 2010 include net write-offs of approximately $60 million for International Card Services and $48 million for Global Commercial Services resulting from this write-off methodology change.
(b)	Beginning with the first quarter of 2010, the Company has revised the net loss ratio to exclude net write-offs related to unauthorized transactions, consistent with the methodology for calculation of the net write-off rate for U.S. Card Services. The metrics for prior periods have not been revised for this change as it was deemed immaterial.

Impaired loans and receivables

	Loans over
	90 Days		Loans &
	Past Due		Receivables	Total	Unpaid				Related
(Millions)	& Accruing	Non-Accrual	Modified	Impaired	Principal		Average		Allowance
As of December 31, 2010	Interest(a)	Loans(b)	as a TDR(c)	Loans	Balance(d)		Balance		for TDRs(e)

U.S. Card Services — Cardmember Loans	$90	$628	$1,076	$1,794	$1,704		$2,255		$274
International Card Services — Cardmember Loans	95	8	11	114	112		142		5
U.S. Card Services — Cardmember Receivables	—	—	114	114	109		110		63

Total(g)(h)	$185	$636	$1,201	$2,022	$1,925		$2,507		$342

As of December 31, 2009 (Owned)

U.S. Card Services — Cardmember Loans	$102	$480	$706	$1,288	(f	)	(f	)	$180
International Card Services — Cardmember Loans	147	9	15	171	(f	)	(f	)	7
U.S. Card Services — Cardmember Receivables	—	—	94	94	(f	)	(f	)	64

Total(g)(h)	$249	$489	$815	$1,553					$251

(a)	The Company’s policy is generally to accrue interest through the date of charge-off (at 180 days past due). The Company establishes reserves for interest that the Company believes will not be collected.
(b)	Non-accrual loans not in modification programs include certain cardmember loans placed with outside collection agencies for which the Company has ceased accruing interest.
(c)	The total loans and receivables modified as a TDR include $655 million and $586 million that are non-accrual and $7 million and $1 million that are past due 90 days and still accruing interest as of December 31, 2010 and 2009, respectively. These amounts are excluded from the previous two columns.
(d)	Unpaid principal balance consists of cardmember charges billed and excludes other amounts charged directly by the Company such as interest and fees.
(e)	Reserves for losses for loans and receivables modified in a TDR are determined by the difference between cash flows expected to be received from the cardmember discounted at the original effective interest rate and the carrying value of the cardmember balance.
(f)	Detailed data for these portfolios were not required prior to December 31, 2010. This information is not available for 2009.
(g)	The increase in impaired loans was due to the adoption of new GAAP effective January 1, 2010, which resulted in the consolidation of the Lending Trust as discussed further in Note 1. As a result of these changes, amounts as of December 31, 2010 include impaired loans and receivables for both the Charge Trust and Lending Trust; correspondingly, amounts as of December 31, 2009 only include impaired loans and receivables for the Charge Trust and the seller’s interest portion of the Lending Trust. Amounts as of both balance sheet dates also include impaired loans and receivables associated with other non-securitized portfolios.
(h)	These disclosures either do not apply or are not significant for cardmember receivables in International Card Services and Global Commercial Services.

Reserves For Losses (Tables)	12 Months Ended
Dec. 31, 2010
Reserves For Losses Tables [Abstract]
Changes in the cardmember receivable reserve for losses

(Millions)	2010	2009	2008

Balance, January 1	$546	$810	$1,149
Additions:
Cardmember receivables provisions(a)	439	773	1,186
Cardmember receivables provisions — other(b)	156	84	177

Total provision	595	857	1,363

Deductions:
Cardmember receivables net write-offs(c)(d)(e)	(598)	(1,131)	(1,552)
Cardmember receivables — other(f)	(157)	10	(150)

Balance, December 31	$386	$546	$810

(Millions)	2010	2009	2008

Cardmember receivables evaluated separately for impairment(g)	$114	$94	$141
Reserves on cardmember receivables
evaluated separately for impairment(g)	$63	$64	(h)

Cardmember receivables evaluated collectively for impairment	$37,152	$33,649	$32,847
Reserves on cardmember receivables evaluated collectively for impairment	$323	$482	(h)

(a)	Represents loss provisions for cardmember receivables consisting of principal (resulting from authorized transactions) and fee reserve components.
(b)	Primarily represents loss provisions for cardmember receivables resulting from unauthorized transactions.
(c)	Represents write-offs consisting of principal (resulting from authorized transactions) and fee components, less recoveries of $357 million, $349 million and $187 million for 2010, 2009 and 2008, respectively. For the years ended December 31, 2010 and 2009, these amounts also include net write-offs for cardmember receivables resulting from unauthorized transactions.
(d)	Through December 31, 2009, cardmember receivables in the International Card Services (ICS) and Global Commercial Services (GCS) segments were written off when 360 days past billing or earlier. During the first quarter of 2010, consistent with applicable bank regulatory guidance, the Company modified its methodology to write off cardmember receivables in the ICS and GCS segments when 180 days past due or earlier. Therefore, net write-offs for cardmember receivables for the first quarter of 2010 included approximately $108 million resulting from this change in write-off methodology. The impact of this change to the provision for charge card losses was not material.
(e)	In the fourth quarter of 2008, the Company revised the time period in which past due cardmember receivables in U.S. Card Services are written off to when 180 days past due, consistent with applicable regulatory guidance. Previously, receivables were written off when 360 days past due. The net write-offs for 2008 include approximately $341 million resulting from this write-off methodology change.
(f)	For the year ended December 31, 2010, these amounts include net write-offs of cardmember receivables resulting from unauthorized transactions. For all periods these amounts include foreign currency translation adjustments.
(g)	Represents receivables modified in a TDR and related reserves. Refer to the Impaired Loans and Receivables discussion in Note 4 for further information.
(h)	Amounts were not available for disclosure.

Changes in the cardmember loans reserve for losses

(Millions)	2010	2009	2008

Balance, January 1	$3,268	$2,570	$1,831
Reserves established for consolidation of a variable interest entity	2,531	—	—

Total adjusted balance, January 1	5,799	2,570	1,831

Additions:
Cardmember loans provisions(a)	1,445	4,209	4,106
Cardmember loans — other(b)	82	57	125

Total provision	1,527	4,266	4,231

Deductions:
Cardmember loans net write-offs — principal(c)	(3,260)	(2,949)	(2,643)
Cardmember loans net write-offs — interest and fees(c)	(359)	(448)	(580)
Cardmember loans — other(d)	(61)	(171)	(269)

Balance, December 31	$3,646	$3,268	$2,570

(Millions)	2010	2009	2008

Cardmember loans evaluated separately for impairment(e)	$1,087	$721	$427
Reserves on cardmember loans evaluated separately for impairment(e)	$279	$187	(f)

Cardmember loans evaluated collectively for impairment	$59,763	$32,051	$41,784
Reserves on cardmember loans evaluated collectively for impairment	$3,367	$3,081	(f)

(a)	Represents loss provisions for cardmember loans consisting of principal (resulting from authorized transactions), interest and fee reserves components.
(b)	Primarily represents loss provisions for cardmember loans resulting from unauthorized transactions.
(c)	Cardmember loans net write-offs — principal for 2010, 2009 and 2008 include recoveries of $568 million, $327 million and $301 million, respectively. Recoveries of interest and fees were de minimis.
(d)	These amounts include net write-offs related to unauthorized transactions and foreign currency translation adjustments.
(e)	Represents loans modified in a TDR and related reserves. Refer to the Impaired Loans and Receivables discussion in Note 4 for further information.
(f)	Amounts were not available for disclosure.

Investment Securities (Tables)	12 Months Ended
Dec. 31, 2010
Investment Securities (Tables) [Abstract]
Schedule of Available for Sale Securities by Type

	2010				2009
		Gross	Gross	Estimated		Gross	Gross	Estimated
		Unrealized	Unrealized	Fair		Unrealized	Unrealized	Fair
(Millions)	Cost	Gains	Losses	Value	Cost	Gains	Losses	Value

State and municipal obligations	$6,140	$24	$(367)	$5,797	$6,457	$51	$(258)	$6,250
U.S. Government agency obligations	3,402	12	(1)	3,413	6,699	47	(1)	6,745
U.S. Government treasury obligations	2,450	6	—	2,456	5,556	10	—	5,566
Corporate debt securities(a)	1,431	15	(1)	1,445	1,333	14	(12)	1,335
Retained subordinated securities(b)	—	—	—	—	3,088	512	(1)	3,599
Mortgage-backed securities(c)	272	6	(2)	276	179	3	(2)	180
Equity securities(d)	98	377	—	475	100	430	—	530
Foreign government bonds and obligations	95	4	—	99	90	2	—	92
Other(e)	49	—	—	49	40	—	—	40

Total	$13,937	$444	$(371)	$14,010	$23,542	$1,069	$(274)	$24,337

(a)	The December 31, 2010 and 2009 balances include, on a cost basis, $1.3 billion and $1.1 billion, respectively, of corporate debt obligations issued under the Temporary Liquidity Guarantee Program (TLGP) that are guaranteed by the Federal Deposit Insurance Corporation (FDIC).
(b)	As a result of the adoption of new GAAP effective January 1, 2010, the Company no longer presents the retained subordinated securities within its Consolidated Financial Statements in periods subsequent to December 31, 2009. The December 31, 2009, balance consists of investments in retained subordinated securities issued by unconsolidated VIEs related to the Company’s cardmember loan securitization programs. Refer to Note 7 for further details.
(c)	Represents mortgage-backed securities guaranteed by Fannie Mae, Freddie Mac or Ginnie Mae.
(d)	Represents the Company’s investment in Industrial and Commercial Bank of China (ICBC).
(e)	Other is comprised of investments in various mutual funds.

Available-for-sale Securities, Continuous Unrealized Loss Position, Fair Value

	2010				2009
(Millions)	Less than 12 months		12 months or more		Less than 12 months		12 months or more
		Gross		Gross		Gross		Gross
	Estimated	Unrealized	Estimated	Unrealized	Estimated	Unrealized	Estimated	Unrealized
Description of Securities	Fair Value	Losses	Fair Value	Losses	Fair Value	Losses	Fair Value	Losses

State and municipal obligations	$2,535	$(156)	$1,076	$(211)	$837	$(25)	$2,074	$(233)
U.S. Government agency obligations	299	(1)	—	—	249	(1)	—	—
Corporate debt securities	—	—	3	(1)	102	(1)	38	(11)
Retained subordinated securities	—	—	—	—	—	—	75	(1)
Mortgage-backed securities	71	(2)	—	—	120	(2)	—	—

Total	$2,905	$(159)	$1,079	$(212)	$1,308	$(29)	$2,187	$(245)

Available for Sale Securities Ratio of Fair Value to Amortized Cost

(Millions)	Less than 12 months			12 months or more			Total
			Gross			Gross			Gross
	Number of	Estimated	Unrealized	Number of	Estimated	Unrealized	Number of	Estimated	Unrealized
Ratio of Fair Value to Amortized Cost	Securities	Fair Value	Losses	Securities	Fair Value	Losses	Securities	Fair Value	Losses

2010:
90%—100%	457	$2,554	$(113)	31	$79	$(7)	488	$2,633	$(120)
Less than 90%	48	351	(46)	115	1,000	(205)	163	1,351	(251)

Total as of December 31, 2010	505	$2,905	$(159)	146	$1,079	$(212)	651	$3,984	$(371)

2009:
90%—100%	155	$1,289	$(25)	225	$1,411	$(87)	380	$2,700	$(112)
Less than 90%	2	19	(4)	78	776	(158)	80	795	(162)

Total as of December 31, 2009	157	$1,308	$(29)	303	$2,187	$(245)	460	$3,495	$(274)

Gross realized gains and losses on the sales of investment securities

(Millions)	2010	2009	2008

Gains(a)	$1	$226	$20
Losses	(6)	(1)	(8)

Total	$(5)	$225	$12

(a)	The 2009 gains primarily represent the gain from the sale of 50 percent of the Company’s investment in ICBC.

Contractual maturities of investment securities

		Estimated
(Millions)	Cost	Fair Value

Due within 1 year	$6,246	$6,253
Due after 1 year but within 5 years	1,110	1,134
Due after 5 years but within 10 years	299	307
Due after 10 years	6,135	5,792

Total	$13,790	$13,486

Asset Securitizations (Tables)	12 Months Ended
Dec. 31, 2010
Asset Securitizations (Tables) [Abstract]
Lending Trust - Impact on the Consolidated Balance Sheet

	Balance		Adjusted Balance
(Billions)	December 31, 2009	Adjustments	January 1, 2010

Cardmember loans	$32.8	$29.0	$61.8
Loss reserves (cardmember loans)	(3.3)	(2.5)	(5.8)
Investment securities	24.3	(3.6)	20.7
Other receivables	5.1	(1.9)	3.2
Other assets	13.2	2.2	15.4
Long-term debt	52.3	25.0	77.3
Shareholders’ equity	14.4	(1.8)	12.6

Securitization Income Net Activity

(Millions)	2009	2008

Excess spread, net(a)	$(155)	$544
Servicing fees	562	543
Losses on securitizations(b)	(7)	(17)

Securitization income, net	$400	$1,070

(a)	Excess spread, net was the net cash flow from interest and fee collections allocated to the investors’ interests after deducting the interest paid on investor certificates, credit losses, contractual servicing fees, other expenses, and the changes in the fair value of the interest-only strip. This amount excludes issuer rate fees on the securitized accounts, which were recorded in discount revenue in the Company’s Consolidated Statements of Income.
(b)	Excludes $201 million and $(393) million of impact from cardmember loan sales and maturities for 2009, reflected in the provisions for losses for the period. Excludes $446 million and $(177) million of impact from cardmember loan sales and maturities for 2008, reflected in the provisions for losses for the period.

Other Assets (Tables)	12 Months Ended
Dec. 31, 2010
Other assets (Tables) [Abstract]
Other assets
The following is a summary of other assets as of December 31:

(Millions)	2010	2009

Restricted cash(a)	$4,172	$2,192
Deferred tax assets, net(b)	3,397	2,979
Goodwill	2,639	2,328
Prepaid expenses(c)	1,802	2,114
Derivative assets(b)	1,071	800
Other intangible assets, at amortized cost	972	717
Subordinated accrued interest receivable(d)	—	719
Other	1,315	1,364

Total	$15,368	$13,213

(a)	Includes restricted cash of $3.7 billion and $1.8 billion, respectively, as of December 31, 2010 and 2009, which is primarily held for certain asset-backed securitization maturities.
(b)	Refer to Notes 17 and 12 for a discussion of deferred tax assets, net, and derivative assets, respectively, as of December 31, 2010 and 2009. Derivative assets reflect the effect of master netting agreements.
(c)	Includes prepaid miles and reward points acquired from airline and other partners of approximately $1.2 billion and $1.3 billion, respectively, as of December 31, 2010 and 2009.
(d)	Upon the adoption of new GAAP on January 1, 2010, subordinated accrued interest receivable is no longer recorded in other assets and is now recorded in cardmember loans on the Consolidated Balance Sheets.

Changes in carrying amount of goodwill

					Corporate &
(Millions)	USCS	ICS	GCS	GNMS	Other	Total

Balance as of January 1, 2009	$175	$509	$1,573	$28	$16	$2,301
Other, including foreign currency translation	—	3	24	—	—	27

Balance as of December 31, 2009	$175	$512	$1,597	$28	$16	$2,328
Acquisitions(a)	—	—	—	131	184	315
Dispositions	—	—	(2)	—	—	(2)
Other, including foreign currency translation	—	(1)	(1)	—	—	(2)

Balance as of December 31, 2010	$175	$511	$1,594	$159	$200	$2,639

(a)	Comprised of $131 million and $184 million for the acquisition of Accertify Inc. and Revolution Money Inc., respectively. Refer to Note 2 for further discussion.

Components of other intangible assets

	2010			2009
	Gross Carrying	Accumulated	Net Carrying	Gross Carrying	Accumulated	Net Carrying
(Millions)	Amount	Amortization	Amount	Amount	Amortization	Amount

Customer relationships	$1,125	$(332)	$793	$873	$(240)	$633
Other	262	(83)	179	145	(61)	84

Total	$1,387	$(415)	$972	$1,018	$(301)	$717

Estimated amortization expense for other intangible assets

(Millions)	2011	2012	2013	2014	2015

Estimated amortization expense	$178	$168	$156	$131	$117

Customer Deposits (Tables)	12 Months Ended
Dec. 31, 2010
Customer Deposits (Tables) [Abstract]
Deposits By Component Alternative

(Millions)	2010	2009

U.S.:
Interest-bearing	$29,053	$25,579
Non-interest-bearing	17	13
Non-U.S.:
Interest-bearing	640	680
Non-interest-bearing	17	17

Total customer deposits	$29,727	$26,289

Deposits By Type

(Millions)	2010	2009

U.S. retail deposits:
Savings accounts — Direct	$7,725	$1,950
Certificates of deposit
Direct	1,052	265
Third party	11,411	14,816
Sweep accounts — Third party	8,865	8,548
Other deposits	674	710

Total customer deposits	$29,727	$26,289

Time Deposits By Maturity

(Millions)	U.S.	Non-U.S.	Total

2011	$5,696	$371	$6,067
2012	2,901	—	2,901
2013	2,293	—	2,293
2014	1,020	—	1,020
2015	121	—	121
After 5 years	432	—	432

Total	$12,463	$371	$12,834

Contract Maturities Time Deposits $100,000 Or More

(Millions)	2010	2009

U.S.	$689	$196
Non-U.S.	291	293

Total	$980	$489

Debt (Tables)	12 Months Ended
Dec. 31, 2010
Debt (Tables) [Abstract]
Short-term borrowings

	2010		2009
					Year-End Effective
		Year-End Stated		Year-End Stated	Interest Rate with
(Millions, except percentages)	Outstanding Balance	Rate on Debt(a)	Outstanding Balance	Rate on Debt(a)	Swaps(a)(b)

Commercial paper	$645	0.16%	$975	0.19%	—
Other short-term borrowings(c)	2,769	1.23%	1,369	0.85%	0.85%

Total(d)	$3,414	1.03%	$2,344	0.57%

(a)	For floating-rate debt issuances, the stated and effective interest rates are based on the floating rates in effect as of December 31, 2010 and 2009, respectively. These rates may not be indicative of future interest rates.
(b)	Effective interest rates are only presented if swaps are in place to hedge the underlying debt. There were no swaps in place as of December 31, 2010.
(c)	Includes interest-bearing overdrafts with banks of $966 million and $277 million as of December 31, 2010 and 2009, respectively. In addition, balances include certain book overdrafts (i.e., primarily timing differences arising in the ordinary course of business), short-term borrowings from banks, as well as interest-bearing amounts due to merchants in accordance with merchant service agreements.
(d)	The Company did not have any federal funds purchased as of December 31, 2010 and 2009.

Long-term debt

	2010				2009
				Year-End			Year-End
			Year-End	Effective			Effective
			Stated	Interest			Interest
	Maturity	Outstanding	Rate on	Rate with	Outstanding	Year-End Stated	Rate with
(Millions, except percentages)	Dates	Balance(a)	Debt(b)	Swaps(b)(c)	Balance(a)	Rate on Debt(b)	Swaps(b)(c)

American Express Company (Parent Company only)
Fixed Rate Senior Notes	2011-2038	$9,604	6.83%	6.02%	$9,499	6.83%	6.01%
Subordinated Debentures(d)	2036	745	6.80%	—	744	6.80%	—
American Express Travel Related Services Company Inc.
Fixed Rate Senior Notes	2011	700	5.25%	—	700	5.25%	—
Floating Rate Senior Notes	2011	500	0.47%	5.63%	500	0.44%	5.63%
American Express Credit Corporation
Fixed Rate Senior Notes	2011-2015	12,406	5.15%	3.07%	11,478	5.58%	3.26%
Floating Rate Senior Notes	2011-2013	2,480	1.51%	—	4,761	1.30%	—
Borrowings under Bank Credit Facilities	2012	4,118	5.33%	5.38%	3,232	4.23%	4.52%
American Express Centurion Bank
Fixed Rate Senior Notes	2012-2017	2,166	5.83%	3.31%	2,726	5.69%	2.86%
Floating Rate Senior Notes	2012	400	0.41%	—	1,975	0.31%	—
American Express Bank, FSB
Fixed Rate Senior Notes	2011-2017	7,168	4.40%	2.72%	7,137	4.40%	2.70%
Floating Rate Senior Notes	2011-2017	2,750	0.92%	—	4,502	0.80%	1.22%
American Express Charge Trust
Fixed Rate Senior Notes	—	—	—	—	1,000	4.02%	—
Floating Rate Senior Notes(e)	2012-2014	3,988	0.51%	—	3,826	0.57%	—
Floating Rate Subordinated Notes	2012	72	0.74%	—	144	0.67%	—
American Express Lending Trust(f)
Fixed Rate Senior Notes	2011	437	5.35%	—
Floating Rate Senior Notes	2011-2018	17,516	0.89%	—
Fixed Rate Subordinated Notes	2011	63	5.61%	—
Floating Rate Subordinated Notes	2011-2015	1,275	0.66%	—
Other
Fixed Rate Instruments(g)	2011-2022	141	5.64%	—	114	4.98%
Unamortized Underwriting Fees		(113)			—

Total Long-Term Debt		$66,416	3.48%		$52,338	4.11%

(a)	The outstanding balances include (i) unamortized discounts (ii) the impact of movements in exchange rates on foreign currency denominated debt ( $0.6 billion and $1.2 billion as of December 31, 2010 and 2009, respectively), and (iii) the impact of fair value hedge accounting on certain fixed rate notes that have been swapped to floating rate through the use of interest rate swaps. Under fair value hedge accounting, the outstanding balances on these fixed rate notes are adjusted to reflect the impact of changes in fair value due to changes in interest rates. As of December 31, 2010 and 2009, the impact on long-term debt due to fair value hedge accounting was an increase of $0.8 billion and $0.6 billion, respectively. Refer to Note 12 for more details on the Company’s treatment of fair value hedges.
(b)	For floating rate debt issuances, the stated and effective interest rates are based on the floating rates in effect as of December 31, 2010 and 2009, respectively. These rates may not be indicative of future interest rates.
(c)	Effective interest rates are only presented when swaps are in place to hedge the underlying debt.
(d)	The maturity date will automatically be extended to September 1, 2066, except in the case of either (i) a prior redemption or (ii) a default. See further discussion below.
(e)	The conduit facility expires on December 15, 2013; the Company is required to pay down the balance one month after the expiry of the facility.
(f)	Upon adoption of new GAAP effective January 1, 2010, the Lending Trust was consolidated. The December 31, 2009 non-consolidated outstanding balance was $25.0 billion and the year-end stated rate was 0.87 percent.
(g)	Includes $132 million and $87 million as of December 31, 2010 and 2009, respectively, related to lease transactions.

Aggregate annual maturities on long-term debt obligations

(Millions)	2011	2012	2013	2014	2015	Thereafter	Total

American Express Company (Parent Company only)	$400	$—	$998	$1,249	$—	$7,702	$10,349
American Express Travel Related Services Company, Inc.	1,200	—	—	—	—	—	1,200
American Express Credit Corporation	2,150	5,679	5,118	3,573	2,484	—	19,004
American Express Centurion Bank	—	1,207	—	—	5	1,354	2,566
American Express Bank, FSB	5,173	1,607	1,840	—	—	1,298	9,918
American Express Charge Trust	—	1,560	—	2,500	—	—	4,060
American Express Lending Trust	5,330	5,222	2,904	2,685	1,950	1,200	19,291
Other	10	—	—	84	—	47	141

	$14,263	$15,275	$10,860	$10,091	$4,439	$11,601	$66,529

Unamortized Underwriting Fees							$(113)

Total Long-Term Debt							$66,416

Other Liabilities (Tables)	12 Months Ended
Dec. 31, 2010
Other Liabilities (Tables) [Abstract]
Summary of other liabilities

(Millions)	2010	2009

Membership Rewards liabilities	$4,500	$4,303
Employee-related liabilities(a)	2,026	1,877
Book overdraft balances	1,538	1,422
Rebate accruals(b)	1,475	1,309
Deferred charge card fees, net	1,036	1,034
Other(c)	5,371	4,785

Total	$15,946	$14,730

(a)	Employee-related liabilities include employee benefit plan obligations and incentive compensation.
(b)	Rebate accruals include payments to third-party card issuing partners and cash-back reward costs.
(c)	Other includes accruals for general operating expenses, litigation, client incentives, advertising and promotion, derivatives, restructuring and reengineering reserves.

Carrying amount of deferred charge card and other fees

(Millions)	2010	2009

Deferred charge card and other fees(a)	$1,194	$1,213
Deferred direct acquisition costs	(67)	(60)
Reserves for membership cancellations	(91)	(119)

Deferred charge card fees and other, net of direct acquisition costs and reserves	$1,036	$1,034

(a)	Includes deferred fees for Membership Rewards program participants.

Derivatives and Hedging Activities (Tables)	12 Months Ended
Dec. 31, 2010
Derivatives and Hedging Activities (Tables) [Abstract]
Schedule of Derivative Instruments in Statement of Financial Position, Fair Value

	Other Assets		Other Liabilities
	Fair Value		Fair Value
(Millions)	2010	2009	2010	2009

Derivatives designated as hedging instruments:
Interest rate contracts
Fair value hedges	$909	$632	$38	$6
Cash flow hedges	2	1	13	44
Foreign exchange contracts
Net investment hedges	66	132	272	130

Total derivatives designated as hedging instruments	$977	$765	$323	$180

Derivatives not designated as hedging instruments:
Interest rate contracts	$3	$11	$3	$5
Foreign exchange contracts, including certain embedded derivatives(a)	109	57	91	95
Equity-linked embedded derivative(b)	—	—	2	3

Total derivatives not designated as hedging instruments	112	68	96	103

Total derivatives(c)	$1,089	$833	$419	$283

(a)	Includes foreign currency derivatives embedded in certain operating agreements.
(b)	Represents an equity-linked derivative embedded in one of the Company’s investment securities.
(c)	GAAP permits the netting of derivative assets and derivative liabilities when a legally enforceable master netting agreement exists between the Company and its derivative counterparty. As of December 31, 2010 and 2009, $18 million and $33 million, respectively, of derivative assets and liabilities have been offset and presented net on the Consolidated Balance Sheets.

Effect of Fair Value Hedges on Results of Operations

For the Years Ended December 31:
(Millions)	Gains (losses) recognized in income
	Derivative contract				Hedged item				Net hedge
		Amount				Amount			ineffectiveness
Derivative relationship	Location	2010	2009	2008	Location	2010	2009	2008	2010	2009	2008

Interest rate contracts	Other, net expenses	$246	$(446)	$967	Other, net expenses	$(233)	$437	$(898)	$13	$(9)	$69

Impact of cash flow hedges and investment hedges on Consolidated Financial Statements

For the Years Ended December 31:
	Gains (losses) recognized in income
		Amount reclassified
		from AOCI into				Net hedge
		income				ineffectiveness
(Millions)	Location	2010	2009	2008	Location	2010	2009	2008

Cash flow hedges:(a)
Interest rate contracts	Interest expense	$(36)	$(115)	$(247)	Other, net expenses	$—	$—	$—
Net investment hedges:
Foreign exchange contracts	Other, net expenses	$—	$—	$—	Other, net expenses	$(3)	$(1)	$3

(a)	During the years ended December 31, 2010, 2009 and 2008, there were no forecasted transactions that were considered no longer probable to occur.

Derivative Instruments Gain Loss Recognized in Income

For the Years Ended December 31:
(Millions)	Gains (losses) recognized in income
		Amount
	Location	2010	2009	2008

Interest rate contracts	Other, net expenses	$(8)	$17	$(33)
Foreign exchange contracts(a)	Other non-interest revenues	—	(1)	—
	Interest and dividends on investment securities	4	4	13
	Interest expense on short-term borrowings	7	5	(7)
	Interest expense on long-term debt and other	93	35	22
	Other, net expenses	(3)	(8)	(38)
Equity-linked contract	Other non-interest revenues	(6)	1	—

Total		$87	$53	$(43)

(a)	For the years ended December 31, 2010 and 2009, foreign exchange contracts include embedded foreign currency derivatives. Gains (losses) on these embedded derivatives are included in other, net expenses.

Guarantees (Tables)	12 Months Ended
Dec. 31, 2010
Guarantees (Tables) [Abstract]
Information related to guarantees

The following table provides information related to such guarantees as of December 31:

	Maximum amount of
	undiscounted future		Amount of related
	payments(a)		liability(b)
	(Billions)		(Millions)
Type of Guarantee	2010	2009	2010	2009

Card and travel operations(c)	$67	$66	$114	$112
Other(d)	1	1	99	74

Total	$68	$67	$213	$186

(a)	Represents the notional amounts that could be lost under the guarantees and indemnifications if there were a total default by the guaranteed parties. The Merchant Protection guarantee is calculated using management’s best estimate of maximum exposure based on all eligible claims as measured against annual billed business volumes.
(b)	Included as part of other liabilities on the Company’s Consolidated Balance Sheets.
(c)	Includes Credit Card Registry, Return Protection, Account Protection and Merchant Protection, which the Company offers directly to cardmembers.
(d)	Primarily includes guarantees related to the Company’s business dispositions, real estate and tax, as well as contingent consideration obligations, each of which are individually smaller indemnifications.

Common and Preferred Shares and Warrants (Tables)	12 Months Ended
Dec. 31, 2010
Common and Preferred Shares and Warrants [Abstract]
Authorized shares and a reconciliation of common shares issued and outstanding

(Millions, except where indicated)	2010	2009	2008

Common shares authorized (billions)(a)	3.6	3.6	3.6

Shares issued and outstanding at beginning of year	1,192	1,160	1,158
(Repurchases) Issuances of common shares	(14)	22	(5)
Other, primarily stock option exercises and RSAs granted	19	10	7

Shares issued and outstanding as of December 31	1,197	1,192	1,160

(a)	Of the common shares authorized but unissued as of December 31, 2010, approximately 104 million shares were reserved for issuance under employee stock and employee benefit plans.

Changes in Accumulated Other Comprehensive (Loss) Income (Tables)	12 Months Ended
Dec. 31, 2010
Changes in Accumulated Other Comprehensive Loss Income (Tables) [Abstract]
Changes in Accumulated Other Comprehensive Income

	Net Unrealized			Net Unrealized
	Gains (Losses) on	Net Unrealized	Foreign Currency	Pension and Other	Accumulated Other
	Investment	Gains (Losses) on	Translation	Postretirement	Comprehensive
(Millions, net of tax)(a)	Securities	Cash Flow Hedges	Adjustments	Benefit Losses	(Loss) Income

Balances as of December 31, 2007	$12	$(71)	$(255)	$(128)	$(442)

Net unrealized gains (losses)	(718)	(170)			(888)
Reclassification for realized (gains) losses into earnings	(8)	161			153
Net translation of investments in foreign operations			(1,102)		(1,102)
Net gains related to hedges of investment in foreign operations			961		961
Pension and other postretirement benefit losses				(329)	(329)
Discontinued operations(b)	15		28	(2)	41

Net change in accumulated other comprehensive (loss) income	(711)	(9)	(113)	(331)	(1,164)

Balances as of December 31, 2008	(699)	(80)	(368)	(459)	(1,606)

Net unrealized gains (losses)	1,351	(22)			1,329
Reclassification for realized (gains) losses into earnings	(145)	74			(71)
Net translation of investments in foreign operations(c)			523		523
Net losses related to hedges of investment in foreign operations			(877)		(877)
Pension and other postretirement benefit losses				(10)	(10)

Net change in accumulated other comprehensive (loss) income	1,206	52	(354)	(10)	894

Balances as of December 31, 2009	507	(28)	(722)	(469)	(712)

Impact of the Adoption of new GAAP(d)	(315)				(315)
Net unrealized gains (losses)	(139)	(2)			(141)
Reclassification for realized (gains) losses into earnings	4	23	1		28
Net translation of investments in foreign operations			189		189
Net gains related to hedges of investment in foreign operations			29		29
Pension and other postretirement benefit losses				5	5

Net change in accumulated other comprehensive (loss) income	(450)	21	219	5	(205)

Balances as of December 31, 2010	$57	$(7)	$(503)	$(464)	$(917)

(a)	The following table shows the tax impact for the three years ended December 31 for the changes in each component of accumulated other comprehensive (loss) income:

(Millions)	2010	2009	2008

Investment securities	$(272)	$749	$(472)
Cash flow hedges	11	29	(4)
Foreign currency translation adjustments	22	33	(66)
Net investment hedges	(396)	—	—
Pension and other postretirement benefit losses	18	(28)	(159)
Discontinued operations(b)	—	—	16

Total tax impact	$(617)	$783	$(685)

(b)	Relates to the change in accumulated other comprehensive (loss) income prior to the dispositions of AEB and AEIDC.
(c)	Includes a $190 million other comprehensive loss, recorded in the third quarter of 2009, representing the correction of an error related to the accounting in prior periods for cumulative translation adjustments associated with a net investment in foreign subsidiaries. (Refer to Note 19 for further details).
(d)	As described further in Notes 6 and 7, as a result of the adoption of new GAAP effective January 1, 2010, the Company no longer presents within its Consolidated Financial Statements the effects of the retained subordinated securities issued by previously unconsolidated VIEs related to the Company’s cardmember loan securitization programs.

Accumulated Other Comprehensive Loss Income Tax Effect Disclosure Text Block

(Millions)	2010	2009	2008

Investment securities	$(272)	$749	$(472)
Cash flow hedges	11	29	(4)
Foreign currency translation adjustments	22	33	(66)
Net investment hedges	(396)	—	—
Pension and other postretirement benefit losses	18	(28)	(159)
Discontinued operations(b)	—	—	16

Total tax impact	$(617)	$783	$(685)

Restructuring Charges (Tables)	12 Months Ended
Dec. 31, 2010
Restructuring Charges (Tables) [Abstract]
Restructuring Charges

(Millions)	Severance(a)	Other(b)	Total

Liability balance as of December 31, 2007	$60	$9	$69
Restructuring charges, net of $10 in adjustments(c)(d)	366	68	434
Payments	(63)	(13)	(76)
Other non-cash(e)	2	(2)	—

Liability balance as of December 31, 2008	365	62	427
Restructuring charges, net of $52 in adjustments(c)	161	24	185
Payments	(287)	(45)	(332)
Other non-cash(e)	14	(9)	5

Liability balance as of December 31, 2009	253	32	285
Restructuring charges, net of $27 in adjustments(f)	98	(2)	96
Payments	(141)	(14)	(155)
Other non-cash(e)	(11)	—	(11)

Liability balance as of December 31, 2010(g)	$199	$16	$215

(a)	Accounted for in accordance with the GAAP governing the accounting for nonretirement postemployment benefits and for costs associated with exit or disposal activities.
(b)	Other primarily includes facility exit, asset impairment and contract termination costs.
(c)	Adjustments primarily relate to higher than anticipated redeployments of displaced employees to other positions within the Company.
(d)	Includes $17 million related to discontinued operations.
(e)	Consists primarily of foreign exchange impacts. During 2009, the amounts in other also include asset impairments directly related to restructuring activity.
(f)	Net adjustments of $27 million were recorded in the Company’s reportable operating segments as follows: $4 million in USCS, $13 million in ICS, $(2) million in GCS, and $12 million in Corporate & Other. These adjustments primarily relate to higher employee redeployments to other positions within the Company, business changes and modifications to existing initiatives.
(g)	The majority of cash payments related to the remaining restructuring liabilities are expected to be completed in 2012, with the exception of certain smaller amounts related to contractual long-term severance arrangements which are expected to be completed in 2013, and certain lease obligations which will continue until their expiration in 2018.

Restructuring charges, by reportable segment

		Cumulative Restructuring Expense Incurred To Date On
	2010	In-Progress Restructuring Programs
	Total Restructuring
	Charges net of
(Millions)	adjustments	Severance	Other	Total

USCS	$52	$99	$6	$105
ICS	12	92	3	95
GCS	21	241	31	272
GNMS	16	64	9	73
Corporate & Other	(5)	116	33	149	(a)

Total	$96	$612	$82	$694	(b)

(a)	The Corporate & Other segment includes certain severance and other charges of $125 million, related to Company-wide support functions which were not allocated to the Company’s operating segments, as these were corporate initiatives, which is consistent with how such charges were reported internally.
(b)	As of December 31, 2010, the total expenses to be incurred for previously approved restructuring activities that were in progress are not expected to be materially different than the cumulative expenses incurred to date for these programs, except for those 2011 charges noted above.

Income Taxes (Tables)	12 Months Ended
Dec. 31, 2010
Income Taxes (Tables) [Abstract]
Components of income tax expense

(Millions)	2010	2009	2008

Current income tax expense (benefit):
U.S. federal	$532	$661	$735
U.S. state and local	110	40	(28)
Non-U.S.	508	295	352

Total current income tax expense	1,150	996	1,059

Deferred income tax expense (benefit):
U.S. federal	782	(231)	(150)
U.S. state and local	78	24	(84)
Non-U.S.	(103)	(85)	(115)

Total deferred income tax expense (benefit)	757	(292)	(349)

Total income tax expense on continuing operations	$1,907	$704	$710

Income tax expense from discontinued operations	$—	$4	$12

Effective tax rate reconciliation

	2010	2009	2008

Combined tax at U.S. statutory federal income tax rate	35.0%	35.0%	35.0%
Increase (Decrease) in taxes resulting from:
Tax-exempt income	(1.9)	(4.6)	(3.9)
State and local income taxes, net of federal benefit	2.7	2.7	1.6
Non-U.S. subsidiaries earnings	(3.1)	(6.8)	(8.4)
Tax settlements(a)	(1.3)	(1.4)	(5.5)
All other	0.6	(0.1)	1.0

Actual tax rates	32.0%	24.8%	19.8%

(a)	Relates to the resolution of tax matters in various jurisdictions.

Components of deferred tax assets and liabilities

(Millions)	2010	2009

Deferred tax assets:
Reserves not yet deducted for tax purposes	$3,789	$3,495
Employee compensation and benefits	741	717
Other	290	114

Gross deferred tax assets	4,820	4,326
Valuation allowance	(104)	(60)

Deferred tax assets after valuation allowance	4,716	4,266

Deferred tax liabilities:
Intangibles and fixed assets	834	744
Deferred revenue	36	49
Asset securitizations	43	70
Net unrealized securities gains	19	291
Other	387	133

Gross deferred tax liabilities	1,319	1,287

Net deferred tax assets	$3,397	$2,979

Changes in unrecognized tax benefits

(Millions)	2010	2009	2008

Balance, January 1	$1,081	$1,176	$1,112
Increases:
Current year tax positions	182	39	81
Tax positions related to prior years	403	161	409
Effects of foreign currency translations	—	1	—
Decreases:
Tax positions related to prior years	(145)	(197)	(208)
Settlements with tax authorities	(138)	(97)	(213)
Lapse of statute of limitations	(6)	(2)	(3)
Effects of foreign currency translations	—	—	(2)

Balance, December 31	$1,377	$1,081	$1,176

Earnings Per Common Share (EPS) (Tables)	12 Months Ended
Dec. 31, 2010
Earnings Per Share Reconciliation [Abstract]
Computation of basic and diluted EPS

(Millions, except per share amounts)	2010	2009	2008

Numerator:
Basic and diluted:
Income from continuing operations	$4,057	$2,137	$2,871
Preferred shares dividends, accretion and recognition of remaining unaccreted dividends(a)	—	(306)	—
Earnings allocated to participating share awards and other items(b)	(51)	(22)	(15)
Loss from discontinued operations, net of tax	—	(7)	(172)

Net income attributable to common shareholders	$4,006	$1,802	$2,684

Denominator:
Basic: Weighted-average common stock	1,188	1,168	1,154
Add: Weighted-average stock options and warrants(c)	7	3	2

Diluted	1,195	1,171	1,156

Basic EPS:
Income from continuing operations attributable to common shareholders	$3.37	$1.55	$2.47
Loss from discontinued operations	—	(0.01)	(0.14)

Net income attributable to common shareholders	$3.37	$1.54	$2.33

Diluted EPS:
Income from continuing operations attributable to common shareholders	$3.35	$1.54	$2.47
Loss from discontinued operations	—	—	(0.15)

Net income attributable to common shareholders	$3.35	$1.54	$2.32

(a)	Includes the accelerated preferred dividend accretion of $212 million for the year ended December 31, 2009, due to the repurchase of $3.39 billion of preferred shares on June 17, 2009 issued as part of the CPP. Also includes $74 million of preferred dividends paid and $20 million of preferred dividend accretion during 2009.
(b)	The Company’s unvested restricted stock awards, which include the right to receive non-forfeitable dividends or dividend equivalents, are considered participating securities. Calculations of EPS under the two-class method (i) exclude any dividends paid or owed on participating securities and any undistributed earnings considered to be attributable to participating securities from the numerator and (ii) exclude the participating securities from the denominator.
(c)	For the years ended December 31, 2010, 2009 and 2008, the dilutive effect of unexercised stock options excludes 36 million, 71 million and 45 million options, respectively, from the computation of EPS because inclusion of the options would have been anti-dilutive.

Details of Certain Consolidated Statements of Income Lines (Tables)	12 Months Ended
Dec. 31, 2010
Details of Certain Consolidated Statements of Income Lines (Tables) [Abstract]
Details of other commissions and fees

(Millions)	2010	2009	2008

Foreign currency conversion revenue	$838	$672	$755
Delinquency fees	605	526	852
Service fees	328	335	459
Other	260	245	241

Total other commissions and fees	$2,031	$1,778	$2,307

Details of other revenues

(Millions)	2010	2009	2008

Global Network Services partner revenues	$530	$463	$420
Insurance premium revenue	255	293	326
Publishing revenue	228	224	327
(Loss) Gain on investment securities	(5)	225	12
Other	919	882	1,072

Total other revenues	$1,927	$2,087	$2,157

Detail of marketing, promotion, rewards and cardmember services

(Millions)	2010	2009	2008

Marketing and promotion	$3,054	$1,914	$2,430
Cardmember rewards	5,029	4,036	4,389
Cardmember services	561	517	542

Total marketing, promotion, rewards and cardmember services	$8,644	$6,467	$7,361

Detail of other, net expense

(Millions)	2010	2009	2008

Occupancy and equipment	$1,562	$1,619	$1,641
Communications	383	414	466
MasterCard and Visa settlements	(852)	(852)	(571)
Other(a)	1,539	1,233	1,586

Total other, net expense	$2,632	$2,414	$3,122

(a)	Includes in 2009, (i) a $135 million benefit representing the correction of an error related to the accounting for cumulative translation adjustments associated with a net investment in foreign subsidiaries, (ii) a $45 million benefit resulting from the change in the fair value of certain forward exchange contracts, (iii) a $59 million benefit related to the completion of certain account reconciliations and (iv) lower travel and entertainment and other expenses due to the Company’s reengineering activities.

Stock Plans (Tables)	12 Months Ended
Dec. 31, 2010
Stock Plans (Tables) [Abstract]
Summary of Stock Option and RSA Activity

	Stock Options		RSAs
		Weighted-		Weighted-
		Average		Average
		Exercise		Grant
(Shares in thousands)	Shares	Price	Shares	Price

Outstanding as of December 31, 2009	79,694	$39.18	15,682	$26.90
Granted	3,205	$37.11	4,886	$38.63
Exercised/vested	(16,987)	$36.45	(4,586)	$31.70
Forfeited	(975)	$42.82	(908)	$27.81
Expired	(7,974)	$41.09	—	—

Outstanding as of December 31, 2010	56,963	$39.54	15,074	$28.97

Options vested and expected to vest as of December 31, 2010	56,681	$39.59	—	—

Options exercisable as of December 31, 2010	44,871	$40.88	—	—

Weighted-average remaining contractual life and aggregate intrinsic value of the Company's stock options outstanding, exerciseable, and vested and expected to vest

			Vested and
			Expected to
	Outstanding	Exercisable	Vest

Weighted-average remaining contractual life (in years)	4.6	3.7	4.6
Aggregate intrinsic value (millions)	$390	$251	$386

Weighted Average Assumptions Used

	2010	2009	2008

Dividend yield	1.8%	4.1%	1.5%
Expected volatility(a)	41%	36%	19%
Risk-free interest rate	2.8%	2.1%	2.8%
Expected life of stock option (in years)(b)	6.2	4.8	4.7
Weighted-average fair value per option	$14.11	$4.54	$8.24

(a)	The expected volatility is based on weighted historical and implied volatilities of the Company’s common stock price.
(b)	In 2010, the expected life of stock options was determined using historical data and expectations of options currently outstanding. In 2009 and 2008, the expected life of stock options was determined using historical data.

Summary of Stock Plan Expenses

(Millions)	2010	2009	2008

Restricted stock awards(a)	$163	$135	$141
Stock options(a)	58	55	73
Liability-based awards	64	38	40
Performance/market-based stock options	2	2	2

Total stock-based compensation expense(b)	$287	$230	$256

(a)	As of December 31, 2010, the total unrecognized compensation cost related to unvested RSAs and options was $257 million and $59 million, respectively. The unrecognized cost for RSAs and options will be recognized ratably over the remaining vesting period. The weighted-average remaining vesting period for RSAs and options is 3.5 years and 2.3 years, respectively.
(b)	The total income tax benefit recognized in the income statement for stock-based compensation arrangements in December 31, 2010, 2009 and 2008 was $100 million, $81 million and $90 million, respectively.

Retirement Plans (Tables)	12 Months Ended
Dec. 31, 2010
Retirement Plans Tables Abstract
Net periodic benefit costs

(Millions)	2010	2009	2008

Defined benefit pension plan cost	$40	$21	$13
Defined contribution plan cost	217	118	211
Other postretirement benefit plan cost	25	29	27

Net periodic benefit cost	$282	$168	$251

Other postretirement benefit plan cost [Member]
Defined Benefit Plan Disclosure [Line Items]
Change in the projected benefit obligation of pension and other employee benefit plans

(Millions)	2010	2009

Projected benefit obligation, beginning of year	$324	$295
Service cost	6	5
Interest cost	17	18
Benefits paid	(20)	(16)
Actuarial (gain) loss	(8)	16
Curtailment loss	—	6

Net change	(5)	29

Projected benefit obligation, end of year	$319	$324

Net Periodic Benefit Cost that are not recognized yet

(Millions)	2010	2009

Net actuarial loss	$50	$60

Total, pretax effect	50	60
Tax impact	(19)	(24)

Total, net of taxes	$31	$36

Amount recognized in other comprehensive loss

(Millions)	2010

Net actuarial loss:
Reclassified to earnings from equity	$(2)
Gains in current year	(8)

Net actuarial loss, pretax	$(10)

Schedule of Net periodic pension benefit cost

(Millions)	2010	2009	2008

Service cost	$6	$5	$6
Interest cost	17	18	19
Amortization of prior service cost	—	(2)	(2)
Recognized net actuarial loss	2	2	4
Curtailment loss	—	6	—

Net periodic benefit cost	$25	$29	$27

Weighted-average assumptions used to determine defined benefit pension obligation

	2010	2009

Discount rates	5.2%	5.4%
Health care cost increase rate:
Following year	8.5%	8.0%
Decreasing to the year 2018	5.0%	5.0%

Expected payments

						2016
(Millions)	2011	2012	2013	2014	2015	— 2020

Expected payments	$23	$24	$24	$25	$25	$128

One percentage-point change in assumed health care cost trend rates

	One		One
	percentage-		percentage-
	point increase		point decrease
(Millions)	2010	2009	2010	2009

Increase (decrease) on benefits earned and interest cost for U.S. plans	$1	$1	$(1)	$(1)
Increase (decrease) on postretirement benefit obligation for U.S. plans	$15	$15	$(13)	$(14)

Defined benefit pension plan cost [Member]
Defined Benefit Plan Disclosure [Line Items]
Net funded status of pension and other employee benefit plans

(Millions)	2010	2009

Net funded status, beginning of year	$(406)	$(441)

Increase in fair value of plan assets	63	296
Increase in projected benefit obligation	(40)	(261)

Net change	23	35

Net funded status, end of year	$(383)	$(406)

Defined Benefit plan change in fair value of plan assets

(Millions)	2010	2009

Fair value of plan assets, beginning of year	$1,989	$1,693
Actual return on plan assets	177	290
Employer contributions	50	74
Benefits paid	(55)	(59)
Settlements	(81)	(81)
Foreign currency exchange rate changes	(28)	72

Net change	63	296

Fair value of plan assets, end of year	$2,052	$1,989

Change in the projected benefit obligation of pension and other employee benefit plans

(Millions)	2010	2009

Projected benefit obligation, beginning of year	$2,395	$2,134
Service cost	19	14
Interest cost	126	127
Benefits paid	(55)	(59)
Actuarial loss	66	189
Settlements	(81)	(81)
Curtailments	—	(14)
Foreign currency exchange rate changes	(35)	85

Net change	40	261

Projected benefit obligation, end of year	$2,435	$2,395

Net Periodic Benefit Cost that are not recognized yet

(Millions)	2010	2009

Net actuarial loss	$648	$655
Net prior service cost	(2)	(3)

Total, pretax effect	646	652
Tax impact	(213)	(219)

Total, net of taxes	$433	$433

Amount recognized in other comprehensive loss

(Millions)	2010

Net actuarial loss:
Reclassified to earnings from equity(a)	$(41)
Losses in current year(b)	34

Net actuarial loss, pretax	(7)
Net prior service cost:
Reclassified to earnings from equity	1

Total, pretax	$(6)

(a)	Amortization of actuarial losses and recognition of losses related to lump sum settlements.
(b)	Deferral of actuarial losses.

Schedule of Accumulated and Projected Benefit Obligations

(Millions)	2010	2009

Accumulated benefit obligation	$2,353	$2,327
Projected benefit obligation	$2,435	$2,395

Schedule of Accumulated Benefit Obligations in excess of fair value of plan assets

(Millions)	2010	2009

Accumulated benefit obligation	$1,407	$1,369
Fair value of plan assets	$1,091	$1,020

Schedule Of Benefit Obligations In Excess Of Fair Value Of Plan Assets Table Text Block

(Millions)	2010	2009

Projected benefit obligation	$2,435	$2,395
Fair value of plan assets	$2,052	$1,989

Schedule of Net periodic pension benefit cost

(Millions)	2010	2009	2008

Service cost(a)	$19	$14	$23
Interest cost(b)	126	127	136
Expected return on plan assets(c)	(145)	(146)	(169)
Amortization of prior service cost(d)	(1)	—	—
Recognized net actuarial loss(e)	23	10	17
Settlements losses(f)	18	19	5
Curtailment (gains) losses(g)	—	(3)	1

Net periodic pension benefit cost	$40	$21	$13

(a)	Current value of benefits earned by employees during the period.
(b)	Estimated interest incurred on the outstanding projected benefit obligation during the period.
(c)	Expected return on the market related value of plan assets.
(d)	Costs that result from plan amendments, which are amortized over the expected future service period of the employees impacted.
(e)	Amortization of the accumulated losses which exceed 10 percent of the greater of the projected benefit obligation or the market related value of plan assets.
(f)	Recognition of the actuarial losses resulting from lump sum settlements of the benefit obligation.
(g)	Gains resulting from a reduction in the benefit obligation due to a decrease in the expected years of future service of current plan participants.

Weighted-average assumptions used to determine defined benefit pension obligation

	2010	2009

Discount rates	5.3%	5.3%
Rates of increase in compensation levels	4.0%	3.6%

The weighted-average assumptions used to determine net periodic pension benefit costs as of December 31 were as follows:

	2010	2009	2008

Discount rates	5.3%	5.9%	5.8%
Rates of increase in compensation levels	3.6%	3.9%	4.2%
Expected long-term rates of return on assets	6.9%	6.9%	7.6%

Target allocation and categorization of all defined benefit pension plan assets measured at fair value on recurring basis

As of December 31, 2010:

			Quoted Prices in
			Active Markets	Significant	Significant
	Target		for Identical	Observable	Unobservable
	Allocation		Assets	Inputs	Inputs
(Millions, except percentages)	2011	Total	(Level 1)	(Level 2)	(Level 3)

U.S. equity securities	15%	$331	$331	$—	$—
International equity securities(a)	30%	704	704	—	—
U.S. fixed income securities	30%	522	—	522	—
International fixed income securities(a)	15%	318	—	318	—
Balanced funds	5%	65	—	65	—
Cash	—	11	11	—	—
Other(b)	5%	101	—	—	101

Total	100%	$2,052	$1,046	$905	$101

(a)	A significant portion of international investments are in U.K. companies and U.K. government and agency securities.
(b)	Consists of investments in private equity and real estate funds measured at reported net asset value.

As of December 31, 2009:

			Quoted Prices in
			Active Markets	Significant	Significant
	Target		for Identical	Observable	Unobservable
	Allocation		Assets	Inputs	Inputs
(Millions, except percentages)	2010	Total	(Level 1)	(Level 2)	(Level 3)

U.S. equity securities	15%	$334	$334	$—	$—
International equity securities(a)	30%	626	626	—	—
U.S. fixed income securities	30%	553	—	553	—
International fixed income securities(a)	15%	301	—	301	—
Balanced funds	5%	62	—	62	—
Cash	—	15	15	—	—
Other(b)	5%	98	—	—	98

Total	100%	$1,989	$975	$916	$98

(a)	A significant portion of international investments are in U.K. companies and U.K. government and agency securities.
(b)	Consists of investments in private equity, real estate and hedge funds measured at reported net asset value.

Effect of significant unobservable inputs changes in plan assets

(Millions)	2010	2009

Beginning fair value, January 1	$98	$187
Actual net gains (losses) on plan assets:
Held at the end of the year	11	(38)
Sold during the year	—	(10)

Total net gains (losses)	11	(48)
Net purchases (sales and settlements)	(8)	(41)

Net increase (decrease)	3	(89)

Ending fair value, December 31	$101	$98

Expected payments

						2016
(Millions)	2011	2012	2013	2014	2015	— 2020

Expected payments	$145	$148	$149	$155	$171	$890

Significant Credit Concentrations (Tables)	12 Months Ended
Dec. 31, 2010
Significant Credit Concentrations (Tables) [Abstract]
Maximum Credit Exposure by Category

(Billions)	2010	2009

On-balance sheet:
Individuals(a)	$88	$60
Financial institutions(b)	23	21
U.S. Government and agencies(c)	12	19
All other(d)	15	17

Total on-balance sheet(e)	$138	$117

Unused lines-of-credit — individuals(f)	$226	$222

(a)	Individuals primarily include cardmember loans and receivables.
(b)	Financial institutions primarily include debt obligations of banks, broker-dealers, insurance companies and savings and loan associations.
(c)	U.S. Government and agencies represent debt obligations of the U.S. Government and its agencies, states and municipalities and government sponsored entities.
(d)	All other primarily includes cardmember receivables from other corporate institutions.
(e)	Certain distinctions between categories require management judgment.
(f)	Because charge card products have no preset spending limit, the associated credit limit on cardmember receivables is not quantifiable. Therefore, the quantified unused line-of-credit amounts only include the approximate credit line available on cardmember loans (including both for on-balance sheet loans and loans previously securitized).

Cardmember loans and receivables exposure

(Billions, except percentages)	2010	2009

On-balance sheet:
United States	$77	$47
Non-U.S.	21	20

On-balance sheet(a)	$98	$67

Unused lines-of-credit — individuals:
United States	$184	$181
Non-U.S.	42	41

Total unused lines-of-credit — individuals	$226	$222

(a)	Represents cardmember loans to individuals as well as receivables from individuals and corporate institutions as discussed in footnotes (a) and (d) from the previous table.

Regulatory Matters and Capital Adequacy (Tables)	12 Months Ended
Dec. 31, 2010
Schedule of Compliance with Regulatory Capital Requirements Under Banking Regulations [Abstract]
Regulatory capital ratios

	Tier 1	Total	Tier 1 capital	Total capital	Tier 1
(Millions, except percentages)	capital	capital	ratio	ratio	leverage ratio

December 31, 2010:
American Express Company	$13,100	$15,529	11.1%	13.1%	9.3%
American Express Centurion Bank	$5,771	$6,170	18.3%	19.5%	19.4%
American Express Bank, FSB	$5,586	$6,424	16.3%	18.8%	16.1	%(a)
December 31, 2009:
American Express Company	$11,464	$13,897	9.8%	11.9%	9.7%
American Express Centurion Bank(b)	$4,430	$4,841	13.7%	15.0%	17.1%
American Express Bank, FSB(b)	$4,784	$5,623	14.2%	16.7%	15.1	%(a)
Well-capitalized ratios(c)			6.0%	10.0%	5.0	%(d)
Minimum capital ratios(c)			4.0%	8.0%	4.0%

(a)	FSB leverage ratio represents Tier 1 core capital ratio (as defined by regulations issued by the OTS), calculated similarly to Tier 1 leverage ratio.
(b)	Since January 2009, FSB has committed to maintain a Total capital ratio of no less than 15 percent. During 2009, enhancements were made to the American Express Credit Account Master Trust used to securitize credit card receivables issued by both FSB and Centurion Bank. As a result of these enhancements, the Banks began holding capital against their off-balance sheet trust assets. The Company infused $1.4 billion and $475 million of additional capital into FSB and Centurion Bank, respectively, during 2009 and in connection with the foregoing increased capital commitment for FSB and the impact of the trust enhancements for both FSB and Centurion Bank.
(c)	As defined by the regulations issued by the Federal Reserve, OCC, OTS and FDIC.
(d)	Represents requirements for banking subsidiaries to be considered “well capitalized” pursuant to regulations issued under the Federal Deposit Insurance Corporation Improvement Act. There is no “well capitalized” definition for the Tier 1 leverage ratio for a bank holding company.

Commitments and Contingencies (Tables)	12 Months Ended
Dec. 31, 2010
Commitments and Contingencies (Tables) [Abstract]
Minimum aggregate rental commitment under noncancelable operating leases

(Millions)
2011	$222
2012	196
2013	183
2014	167
2015	138
Thereafter	1,071

Total	$1,977

Reportable Operating Segments and Geographic Operations (Tables)	12 Months Ended
Dec. 31, 2010
Reportable Operating Segments And Geographic Operations (Tables) [Abstract]
Operating segment information

					Corporate &
(Millions, except where indicated)	USCS	ICS	GCS	GNMS	Other(a)	Consolidated

2010
Non-interest revenues	$10,038	$3,685	$4,622	$4,169	$436	$22,950
Interest income	5,390	1,393	7	4	498	7,292
Interest expense	812	428	227	(200)	1,156	2,423
Total revenues net of interest expense	14,616	4,650	4,402	4,373	(222)	27,819
Total provision	1,591	392	158	61	5	2,207
Pretax income (loss) from continuing operations	3,537	638	761	1,649	(621)	5,964
Income tax provision (benefit)	1,291	72	287	586	(329)	1,907
Income (loss) from continuing operations	$2,246	$566	$474	$1,063	$(292)	$4,057

Total equity (billions)	$7.4	$2.2	$3.7	$1.9	$1.0	$16.2

2009
Non-interest revenues	$9,505	$3,447	$4,158	$3,602	$687	$21,399
Interest income	3,216	1,509	5	1	600	5,331
Interest expense	568	427	180	(177)	1,209	2,207
Total revenues net of interest expense	12,153	4,529	3,983	3,780	78	24,523
Total provision	3,769	1,211	177	135	21	5,313
Pretax income (loss) from continuing operations	586	276	505	1,445	29	2,841
Income tax provision (benefit)	175	(56)	155	508	(78)	704
Income (loss) from continuing operations	$411	$332	$350	$937	$107	$2,137

Total equity (billions)	$6.0	$2.3	$3.7	$1.4	$1.0	$14.4

2008
Non-interest revenues	$11,415	$3,782	$5,082	$3,863	$577	$24,719
Interest income	4,425	1,720	6	—	1,050	7,201
Interest expense	1,641	770	471	(328)	1,001	3,555
Total revenues net of interest expense	14,199	4,732	4,617	4,191	626	28,365
Total provision	4,389	1,030	231	127	21	5,798
Pretax income (loss) from continuing operations	1,343	104	614	1,579	(59)	3,581
Income tax provision (benefit)	365	(217)	160	529	(127)	710
Income (loss) from continuing operations	$978	$321	$454	$1,050	$68	$2,871

Total equity (billions)	$4.2	$2.2	$3.6	$1.2	$0.6	$11.8

(a)	Corporate & Other includes adjustments and eliminations for intersegment activity.

Total revenues net of interest expense and pretax income

					Other
(Millions)	United States	EMEA(a)	JAPA(a)	LACC(a)	Unallocated(b)	Consolidated

2010(c)
Total revenues net of interest expense	$20,246	$3,297	$2,701	$2,449	$(874)	$27,819
Pretax income (loss) from continuing operations	$6,112	$572	$304	$503	$(1,527)	$5,964
2009(c)
Total revenues net of interest expense	$17,489	$3,286	$2,294	$2,315	$(861)	$24,523
Pretax income (loss) from continuing operations	$3,131	$407	$188	$277	$(1,162)	$2,841
2008(c)
Total revenues net of interest expense	$19,792	$3,693	$2,414	$2,511	$(45)	$28,365
Pretax income (loss) from continuing operations	$3,322	$373	$122	$291	$(527)	$3,581

(a)	EMEA represents Europe, Middle East and Africa, JAPA represents Japan, Asia/Pacific and Australia and LACC represents Latin America, Canada and Caribbean.
(b)	Other Unallocated includes net costs which are not directly allocable to specific geographic regions, including costs related to the net negative interest spread on excess liquidity funding and executive office operations expenses.
(c)	The data in the above table is, in part, based upon internal allocations, which necessarily involve management’s judgment. Certain revisions and reclassifications have been made to 2009 and 2008 to conform to 2010 classifications and internal allocation methodology.

Parent Company (Tables)	12 Months Ended
Dec. 31, 2010
Parent Company (Tables) [Abstract]
Condensed Statements of Income

Years Ended December 31 (Millions)	2010	2009	2008

Revenues
Non-interest revenues
Gain on sale of securities	$—	$211	$—
Other	8	4	6

Total non-interest revenues	8	215	6

Interest income	136	142	286
Interest expense	(638)	(562)	(462)

Total revenues net of interest expense	(494)	(205)	(170)

Expenses
Salaries and employee benefits	153	111	129
Other	117	161	119

Total	270	272	248

Pretax loss	(764)	(477)	(418)
Income tax benefit	(292)	(164)	(176)

Net loss before equity in net income of subsidiaries and affiliates	(472)	(313)	(242)
Equity in net income of subsidiaries and affiliates	4,529	2,450	3,113

Income from continuing operations	4,057	2,137	2,871
Loss from discontinued operations, net of tax	—	(7)	(172)

Net income	$4,057	$2,130	$2,699

Condensed balance sheets

As of December 31 (Millions)	2010	2009

Assets
Cash and cash equivalents	$5,267	$5,679
Investment securities	475	530
Equity in net assets of subsidiaries and affiliates of continuing operations	15,603	14,677
Accounts receivable, less reserves	831	523
Premises and equipment — at cost, less accumulated depreciation: 2010, $41; 2009, $34	73	52
Loans to affiliates	4,942	3,879
Due from subsidiaries	1,196	402
Other assets	458	389

Total assets	$28,845	$26,131

Liabilities and Shareholders’ Equity
Liabilities
Accounts payable and other liabilities	$1,366	$1,398
Due to affiliates	911	69
Long-term affiliate debt	—	15
Long-term debt	10,338	10,243

Total liabilities	12,615	11,725
Shareholders’ equity
Common shares	238	237
Additional paid-in capital	11,937	11,144
Retained earnings	4,972	3,737
Accumulated other comprehensive loss	(917)	(712)

Total shareholders’ equity	16,230	14,406

Total liabilities and shareholders’ equity	$28,845	$26,131

Condensed Cash Flows

Years Ended December 31 (Millions)	2010	2009	2008

Cash Flows from Operating Activities
Net income	$4,057	$2,130	$2,699
Adjustments to reconcile net income to cash provided by operating activities:
Equity in net (income) loss of subsidiaries and affiliates:
— Continuing operations	(4,530)	(2,450)	(3,113)
— Discontinued operations	—	7	172
Dividends received from subsidiaries and affiliates	1,999	1,103	2,340
Gain on sale of securities	—	(211)	—
Other operating activities, primarily with subsidiaries	(39)	246	93

Net cash provided by operating activities	1,487	825	2,191

Cash Flows from Investing Activities
Sale/redemption of investments	9	361	—
Premises and equipment	(32)	(20)	(14)
Loans to affiliates	(1,064)	2,665	(2,008)
Loan, affiliate in discontinued operations	—	—	(238)
Purchase of investments	(3)	—	—
Investments in affiliates	—	—	(58)

Net cash (used in) provided by investing activities	(1,090)	3,006	(2,318)

Cash Flows from Financing Activities
Issuance of debt	—	3,000	3,000
Principal payment of debt	—	(505)	(1,995)
Long-term affiliate debt	(15)	—	—
Issuance of American Express Series A preferred shares and warrants	—	3,389	—
Issuance of American Express common shares and other	663	614	176
Repurchase of American Express Series A preferred shares	—	(3,389)	—
Repurchase of American Express stock warrants	—	(340)	—
Repurchase of American Express common shares	(590)	—	(218)
Dividends paid	(867)	(924)	(836)

Net cash (used in) provided by financing activities	(809)	1,845	127

Net change in cash and cash equivalents	(412)	5,676	—
Cash and cash equivalents at beginning of year	5,679	3	3

Cash and cash equivalents at end of year	$5,267	$5,679	$3

Quarterly Financial Data (Unaudited) (Tables)	12 Months Ended
Dec. 31, 2010
Quartertly Financial Data [Abstract]
Quarterly financial data

(Millions, except per share amounts)	2010				2009
Quarters Ended	12/31(a)	9/30	6/30	3/31	12/31	9/30(b)	6/30(b)(c)	3/31

Total revenues net of interest expense	$7,322	$7,033	$6,858	$6,606	$6,489	$6,016	$6,092	$5,926
Pretax income from continuing operations	1,477	1,640	1,595	1,252	961	918	418	544
Income from continuing operations	1,062	1,093	1,017	885	710	642	342	443
Income (Loss) from discontinued operations, net of tax	—	—	—	—	6	(2)	(5)	(6)
Net income(b)	1,062	1,093	1,017	885	716	640	337	437
Earnings Per Common Share — Basic:
Continuing operations	$0.88	$0.91	$0.84	$0.74	$0.59	$0.54	$0.09	$0.32
Discontinued operations	—	—	—	—	0.01	—	—	(0.01)

Net income	$0.88	$0.91	$0.84	$0.74	$0.60	$0.54	$0.09	$0.31

Earnings Per Common Share — Diluted:
Continuing operations	$0.88	$0.90	$0.84	$0.73	$0.59	$0.54	$0.09	$0.32
Discontinued operations	—	—	—	—	0.01	(0.01)	—	(0.01)

Net income	$0.88	$0.90	$0.84	$0.73	$0.60	$0.53	$0.09	$0.31

Cash dividends declared per common share	$0.18	$0.18	$0.18	$0.18	$0.18	$0.18	$0.18	$0.18
Common share price:
High	$46.78	$45.68	$49.19	$43.25	$42.25	$36.50	$28.45	$21.38
Low	$37.33	$38.42	$37.13	$36.60	$31.69	$22.00	$13.08	$9.71

(a)	The results of operations for the quarter ended December 31, 2010 include restructuring charges in the amount of $98 million. Refer to Note 16 for further discussion of these items.
(b)	The results for the quarter ended September 30, 2009 include (i) a $135 million benefit representing the correction of an error related to the accounting for cumulative translation adjustments associated with a net investment in foreign subsidiaries and (ii) a $45 million benefit resulting from the change in the fair value of certain forward exchange contracts. The results of operations for the quarter ended June 30, 2009 include a $59 million benefit related to the completion of certain account reconciliations. Refer to Note 19 for further discussion of these items.
(c)	The results of operations for the quarter ended June 30, 2009 include restructuring charges in the amount of $199 million. Refer to Note 16 for further discussion of these items.

Summary of Significant Accounting Policies (Details) (USD $) In Millions	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2007
Consolidated Balance Sheets
Cash and cash equivalents	$ 16,709	$ 16,599	$ 21,654	$ 16,740
Accounts payable	9,691	9,063
Other liabilities	15,946	14,730
Previously Reported [Member]
Consolidated Balance Sheets
Cash and cash equivalents		15,542
Accounts payable		8,926
Other liabilities		$ 13,810

Summary of Significant Accounting Policies (Details 1) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Consolidated Statements of Cash Flows
Change in accounts payable and other liabilties	$ 2,090	$ (98)	$ 490
Net cash provided by operating activities	9,288	6,337	7,773
Net (decrease) increase in cash and cash equivalents	110	(5,055)	4,914
Previously Reported [Member]
Consolidated Statements of Cash Flows
Change in accounts payable and other liabilties		0	900
Net cash provided by operating activities		6,400	8,100
Net (decrease) increase in cash and cash equivalents		$ (5,000)	$ 5,300

Summary of Significant Accounting Policies (Details Textuals) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Summary of Significant Accounting Policies (Textuals) [Abstract]
Net foreign currency transaction gain	$ 138	$ 205	$ 15
Original maturities of cash and cash equivalents	90 days or less
Equipment [Member]
Property, Plant and Equipment [Line Items]
Minimum useful life, years	3
Maximum useful life, years	8
Premises [Member]
Property, Plant and Equipment [Line Items]
Minimum useful life, years	40
Maximum useful life, years	60
Leasehold Improvements [Member]
Property, Plant and Equipment [Line Items]
Minimum useful life, years	5
Maximum useful life, years	10
Computer Software [Member]
Finite-Lived Intangible Assets [Line Items]
Estimated useful life, years	5

Acquisitions and Discontinued Operations (Details) (USD $)	Jan. 15, 2010	Nov. 10, 2010 Accertify Acquisition [Member]	Nov. 10, 2010 Accertify Acquisition [Member] Global Network And Merchant Services [Member]	Jan. 15, 2010 Revolution Money Acquisition [Member] Corporate and Other [Member]	Mar. 28, 2008 Corporate Payment Services Purchase [Member] Global Commercial Services [Member]
Assets acquired and liabilities assumed for acquisitions
Goodwill acquired			$ 131,000,000	$ 184,000,000	$ 818,000,000
Definite-lived intangible assets			15,000,000	119,000,000	232,000,000
Other assets			11,000,000	7,000,000	1,259,000,000
Total assets			157,000,000	310,000,000	2,309,000,000
Total liabilities			6	5	65,000,000
Net assets acquired			151,000,000	305,000,000	2,244,000,000
Acquisition And Discontinued Operation (Textuals) [Abstract]
Total cash consideration paid	$ 305,000,000	$ 151,000,000

Fair Values (Details) (USD $)	Dec. 31, 2010		Dec. 31, 2009
Investment securities:
Equity securities	$ 475,000,000	[1]	$ 530,000,000	[1]
Retained subordinated securities	0	[1],[2]	3,599,000,000	[1],[2]
Debt securities and other	13,535,000,000	[1]	20,208,000,000	[1]
Interest-only strip	0	[2]	20,000,000	[2]
Derivatives	1,089,000,000	[3]	833,000,000	[3]
Total assets	15,099,000,000		25,190,000,000
Liabilities
Derivatives	419,000,000	[3]	283,000,000	[3]
Total liabilities	419,000,000		283,000,000
Fair Values (Textuals) [Abstract]
Netting of derivative assets and derivative liabilities	18,000,000		33,000,000
Level 1 [Member]
Investment securities:
Equity securities	475,000,000	[1]	530,000,000	[1]
Retained subordinated securities	0	[1],[2]	0	[1],[2]
Debt securities and other	0	[1]	0	[1]
Interest-only strip	0	[2]	0	[2]
Derivatives	0	[3]	0	[3]
Total assets	475,000,000		530,000,000
Level 1 [Member]
Liabilities
Derivatives	0	[3]	0	[3]
Total liabilities	0		0
Level 2 [Member]
Investment securities:
Equity securities	0	[1]	0	[1]
Retained subordinated securities	0	[1],[2]	0	[1],[2]
Debt securities and other	13,535,000,000	[1]	20,208,000,000	[1]
Interest-only strip	0	[2]	0	[2]
Derivatives	1,089,000,000	[3]	833,000,000	[3]
Total assets	14,624,000,000		21,041,000,000
Level 2 [Member]
Liabilities
Derivatives	419,000,000	[3]	283,000,000	[3]
Total liabilities	419,000,000		283,000,000
Level 3 [Member]
Investment securities:
Equity securities	0	[1]	0	[1]
Retained subordinated securities	0	[1],[2]	3,599,000,000	[1],[2]
Debt securities and other	0	[1]	0	[1]
Interest-only strip	0	[2]	20,000,000	[2]
Derivatives	0	[3]	0	[3]
Total assets	0		3,619,000,000
Level 3 [Member]
Liabilities
Derivatives	0	[3]	0	[3]
Total liabilities	$ 0		$ 0

[1]	Refer to Note 6 for the fair values of investment securities on a further disaggregated basis.
[2]	As a result of new GAAP effective January 1, 2010, the Company no longer presents the retained subordinated securities and interest-only strip within its Consolidated Financial Statements in periods subsequent to December 31, 2009. Refer to Note 7 for further details.securities and interest-only strip within its Consolidated Financial Statements in periods subsequent to December 31, 2009. Refer to Note 7 for further details.
[3]	Refer to Note 12 for the fair values of derivative assets and liabilities on a further disaggregated basis. While derivative assets and derivative liabilities are presented gross in the table above, GAAP permits the netting of derivative assets and derivative liabilities when a legally enforceable master netting agreement exists between the Company and its derivative counterparty. As of December 31, 2010 and 2009, $18 million and $33 million, respectively, of derivative assets and liabilities have been offset and presented net on the Consolidated Balance Sheets.

Fair Values (Details 1) (USD $) In Millions	12 Months Ended
	Dec. 31, 2009
Investments - Retained Subordinated Securities [Member]
Fair Value, Assets Measured on Recurring Basis, Unobservable Input Reconciliation, Calculation [Roll Forward]
Beginning balance	$ 744	[1]
Increases in securitized loans	1,760	[1],[2]
Unrealized and realized gains (losses)	1,095	[1],[3]
Ending balance	3,599	[1]
Other Assets-Interest-Only Strip [Member]
Fair Value, Assets Measured on Recurring Basis, Unobservable Input Reconciliation, Calculation [Roll Forward]
Beginning balance	32	[1]
Increases in securitized loans	0	[1],[2]
Unrealized and realized gains (losses)	(12)	[1],[4]
Ending balance	$ 20	[1]

[1]	The Company did not measure any financial instruments at fair value using significantly unobservable inputs (Level 3) during the year ended December 31, 2010.
[2]	Represents cost basis of securitized loans.
[3]	Included in AOCI, net of taxes.
[4]	Included in securitization income, net.

Fair Values (Details 2) (USD $)	Dec. 31, 2010		Dec. 31, 2009
Financial Assets:
Cardmember loans	$ 57,204,000,000		$ 29,504,000,000
Financial Liabilities:
Certificates of deposit	12,834,000,000
Long-term debt (includes debt issued by consolidated variable interest entities: 2010, $ 23,341 ; 2009, $ 4,970)	66,416,000,000	[1]	77,300,000,000
Cardmember receivables, gross	37,266,000,000	[2]	33,743,000,000	[2]
Fair Values (Textuals) [Abstract]
Cardmember receivables, less reserves	36,880,000,000		33,197,000,000
Carrying Value [Member]
Financial Assets:
Assets for which carrying values equal or approximate fair value	62,000,000,000		58,000,000,000
Cardmember loans	58,000,000,000		30,000,000,000
Financial Liabilities:
Liabilities for which carrying values equal or approximate fair value	43,000,000,000		34,000,000,000
Certificates of deposit	13,000,000,000		15,000,000,000
Long-term debt (includes debt issued by consolidated variable interest entities: 2010, $ 23,341 ; 2009, $ 4,970)	66,000,000,000		52,000,000,000
Variable Interest Enterprise [Member] | Fair Value [Member]
Financial Assets:
Cardmember loans	33,200,000,000
Financial Liabilities:
Long-term debt (includes debt issued by consolidated variable interest entities: 2010, $ 23,341 ; 2009, $ 4,970)	23,600,000,000		5,000,000,000
Fair Values (Textuals) [Abstract]
Cardmember receivables, less reserves	8,100,000,000		8,300,000,000
Fair Value [Member]
Financial Assets:
Assets for which carrying values equal or approximate fair value	62,000,000,000	[3]	58,000,000,000	[4]
Cardmember loans	58,000,000,000	[3]	30,000,000,000
Financial Liabilities:
Liabilities for which carrying values equal or approximate fair value	43,000,000,000		34,000,000,000
Certificates of deposit	13,000,000,000		16,000,000,000
Long-term debt (includes debt issued by consolidated variable interest entities: 2010, $ 23,341 ; 2009, $ 4,970)	69,000,000,000	[3]	54,000,000,000	[4]
Variable Interest Enterprise [Member]
Financial Liabilities:
Long-term debt (includes debt issued by consolidated variable interest entities: 2010, $ 23,341 ; 2009, $ 4,970)	$ 23,341,000,000		$ 4,970,000,000

[1]	The outstanding balances include (i) unamortized discounts (ii) the impact of movements in exchange rates on foreign currency denominated debt ( $0.6 billion and $1.2 billion as of December 31, 2010 and 2009, respectively), and (iii) the impact of fair value hedge accounting on certain fixed rate notes that have been swapped to floating rate through the use of interest rate swaps. Under fair value hedge accounting, the outstanding balances on these fixed rate notes are adjusted to reflect the impact of changes in fair value due to changes in interest rates. As of December 31, 2010 and 2009, the impact on long-term debt due to fair value hedge accounting was an increase of $0.8 billion and $0.6 billion, respectively. Refer to Note 12 for more details on the Company?s treatment of fair value hedges.
[2]	Includes approximately $11.7 billion and $10.4 billion of cardmember receivables outside the United States as of December 31, 2010 and 2009, respectively.
[3]	Includes fair values of cardmember receivables, loans and long-term debt of $8.1 billion, $33.2 billion and $23.6 billion, respectively, held by consolidated VIEs as of December 31, 2010. Refer to the Consolidated Balance Sheets for the related carrying values.
[4]	Includes fair values of cardmember receivables and long-term debt of $8.3 billion and $5.0 billion, respectively, held by a consolidated VIE as of December 31, 2009. Refer to the Consolidated Balance Sheets for the related carrying values.

Accounts Receivable and Loans (Details) (USD $) In Millions	Dec. 31, 2010		Dec. 31, 2009		Dec. 31, 2008	Dec. 31, 2007
Accounts receivable segment rollforward
Cardmember receivables, gross	$ 37,266	[1]	$ 33,743	[1]
Less: Cardmember reserve for losses	386	[2]	546		810	1,149
Cardmember receivables, net	36,880		33,197
Other receivables, net	3,554	[3]	5,007	[3]
U.S. Card Services [Member]
Accounts receivable segment rollforward
Cardmember receivables, gross	19,155	[4]	17,750	[4]
International Card Services [Member]
Accounts receivable segment rollforward
Cardmember receivables, gross	6,673	[5]	5,944
Global Commercial Services [Member]
Accounts receivable segment rollforward
Cardmember receivables, gross	11,259	[5],[6]	9,844	[6]
Global Network And Merchant Services [Member]
Accounts receivable segment rollforward
Cardmember receivables, gross	179	[7]	205	[7]
Non-U.S. [Member]
Accounts receivable segment rollforward
Cardmember receivables, gross	$ 11,700		$ 10,400

[1]	Includes approximately $11.7 billion and $10.4 billion of cardmember receivables outside the United States as of December 31, 2010 and 2009, respectively.
[2]	Upon adoption of new GAAP effective January 1, 2010, the Lending Trust was consolidated. The December 31, 2009 non-consolidated outstanding balance was $25.0 billion and the year-end stated rate was 0.87 percent.
[3]	Other receivables primarily represent amounts due from the Company's travel customers and suppliers, third-party issuing partners, accrued interest on investments and other receivables due to the Company in the ordinary course of business. As of December 31, 2009, these amounts also include $1.9 billion of cash held in an unconsolidated VIE required for daily settlement requirements. Beginning January 1, 2010, this VIE is consolidated by the Company and cash held by this consolidated VIE is considered restricted cash included in other assets on the Company's Consolidated Balance Sheets. Refer to Note 7 for additional details.
[4]	Includes $7.7 billion and $7.8 billion of gross cardmember receivables available to settle obligations of a consolidated VIE as of December 31, 2010 and 2009, respectively.
[5]	For cardmember receivables in International Card Services and Global Commercial Services, delinquency data is tracked based on days past billing status rather than days past due. A cardmember account is considered 90 days past billing if payment has not been received within 90 days of the cardmember's billing statement date. In addition, if the Company initiates collection procedures on an account prior to the account becoming 90 days past billing the associated cardmember receivable balance is considered as 90 days past billing. These amounts are shown above as 90+ Days Past Due for presentation purposes. Historically, data for periods prior to 90 days past billing are not available due to system constraints. Therefore, it has not been utilized for risk management purposes. The balances that are current - 89 days past due can be derived as difference between the Total and the 90+ Days Past Due balances
[6]	Includes $0.5 billion of gross cardmember receivables available to settle obligations of a consolidated VIE as of December 31, 2010 and 2009.
[7]	Includes receivables primarily related to the Company's International Currency Card portfolios.

Accounts Receivable and Loans (Details 1) (USD $) In Millions	Dec. 31, 2010		Dec. 31, 2009		Dec. 31, 2008	Dec. 31, 2007
Loans segment rollforward
Cardmember loans, gross	$ 60,850	[1]	$ 61,800
Less: Cardmember reserve for losses	3,646		5,799		2,570	1,831
Cardmember loans, net	57,204		29,504
Other loans, net	412	[2]	506	[2]
U.S. Card Services [Member]
Loans segment rollforward
Cardmember loans, gross	51,565	[3]	23,507	[3]
International Card Services [Member]
Loans segment rollforward
Cardmember loans, gross	9,255		9,241
Global Commercial Services [Member]
Loans segment rollforward
Cardmember loans, gross	30		24
Variable Interest Enterprise [Member]
Accounts Receivable and Loans (Textuals) [Abstract]
Cardmember loans undivided pro rata interest in unconsolidated variable interest entity			8,033
Unamortized Net Card Fees Lending Products [Member]
Loans segment rollforward
Cardmember loans, gross	$ 134		$ 114

[1]	Cardmember loan balance is net of unamortized net card fees of $134 million and $114 million as of December 31, 2010 and 2009, respectively.
[2]	Other loans primarily represent small business installment loans, a store card portfolio whose billed business is not processed on the Company's network and small business loans associated with the acquisition of CPS.
[3]	As of December 31, 2010, includes approximately $34.7 billion of gross cardmember loans available to settle obligations of a consolidated VIE. As of December 31, 2009 includes approximately $8.0 billion for an undivided, pro-rata interest in an unconsolidated VIE (historically referred to as 'seller's interest'). Refer to Note 7 for additional details.

Accounts Receivable and Loans (Details 2) (USD $) In Millions	Dec. 31, 2010		Dec. 31, 2009
Aging of cardmember loans and receivables utilized for management purposes
Cardmember loans, gross	$ 60,850	[1]	$ 61,800
Cardmember receivables	37,266	[2]	33,743	[2]
U.S. Card Services [Member]
Aging of cardmember loans and receivables utilized for management purposes
Cardmember loans, gross	51,565	[3]	23,507	[3]
Cardmember receivables	19,155	[4]	17,750	[4]
U.S. Card Services [Member] | Current [Member]
Aging of cardmember loans and receivables utilized for management purposes
Cardmember loans, gross	50,508
Cardmember receivables	18,864
U.S. Card Services [Member] | 30 To 59 Days Past Due [Member]
Aging of cardmember loans and receivables utilized for management purposes
Cardmember loans, gross	282
Cardmember receivables	104
U.S. Card Services [Member] | 60 To 89 Days Past Due [Member]
Aging of cardmember loans and receivables utilized for management purposes
Cardmember loans, gross	226
Cardmember receivables	55
U.S. Card Services [Member] | 90+ Days Past Due [Member]
Aging of cardmember loans and receivables utilized for management purposes
Cardmember loans, gross	549
Cardmember receivables	132
International Card Services [Member]
Aging of cardmember loans and receivables utilized for management purposes
Cardmember loans, gross	9,255		9,241
Cardmember receivables	6,673	[5]	5,944
International Card Services [Member] | Current [Member]
Aging of cardmember loans and receivables utilized for management purposes
Cardmember loans, gross	9,044
International Card Services [Member] | 30 To 59 Days Past Due [Member]
Aging of cardmember loans and receivables utilized for management purposes
Cardmember loans, gross	66
International Card Services [Member] | 60 To 89 Days Past Due [Member]
Aging of cardmember loans and receivables utilized for management purposes
Cardmember loans, gross	48
International Card Services [Member] | 90+ Days Past Due [Member]
Aging of cardmember loans and receivables utilized for management purposes
Cardmember loans, gross	97
Cardmember receivables	64	[5]
Global Commercial Services [Member]
Aging of cardmember loans and receivables utilized for management purposes
Cardmember loans, gross	30		24
Cardmember receivables	11,259	[5],[6]	9,844	[6]
Global Commercial Services [Member] | 90+ Days Past Due [Member]
Aging of cardmember loans and receivables utilized for management purposes
Cardmember receivables	96	[5]
Previously Reported Balance [Member]
Aging of cardmember loans and receivables utilized for management purposes
Cardmember loans, gross			$ 32,772	[1]

[1]	Cardmember loan balance is net of unamortized net card fees of $134 million and $114 million as of December 31, 2010 and 2009, respectively.
[2]	Includes approximately $11.7 billion and $10.4 billion of cardmember receivables outside the United States as of December 31, 2010 and 2009, respectively.
[3]	As of December 31, 2010, includes approximately $34.7 billion of gross cardmember loans available to settle obligations of a consolidated VIE. As of December 31, 2009 includes approximately $8.0 billion for an undivided, pro-rata interest in an unconsolidated VIE (historically referred to as 'seller's interest'). Refer to Note 7 for additional details.
[4]	Includes $7.7 billion and $7.8 billion of gross cardmember receivables available to settle obligations of a consolidated VIE as of December 31, 2010 and 2009, respectively.
[5]	For cardmember receivables in International Card Services and Global Commercial Services, delinquency data is tracked based on days past billing status rather than days past due. A cardmember account is considered 90 days past billing if payment has not been received within 90 days of the cardmember's billing statement date. In addition, if the Company initiates collection procedures on an account prior to the account becoming 90 days past billing the associated cardmember receivable balance is considered as 90 days past billing. These amounts are shown above as 90+ Days Past Due for presentation purposes. Historically, data for periods prior to 90 days past billing are not available due to system constraints. Therefore, it has not been utilized for risk management purposes. The balances that are current - 89 days past due can be derived as difference between the Total and the 90+ Days Past Due balances
[6]	Includes $0.5 billion of gross cardmember receivables available to settle obligations of a consolidated VIE as of December 31, 2010 and 2009.

Accounts Receivable and Loans (Details 3) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2010		Dec. 31, 2009
U.S. Card Services [Member] | Cardmember Loans [Member]
Credit Quality Indicator for Loans and Receivables
Net Write-Off Rate	5.80%		9.10%
30 Days Past Due as a % of Total	2.10%		3.70%	[1]
U.S. Card Services [Member] | Cardmember Receivables [Member]
Credit Quality Indicator for Loans and Receivables
Net Write-Off Rate	1.60%		3.80%
30 Days Past Due as a % of Total	1.50%		1.80%
International Card Services [Member]
Accounts Receivable and Loans (Textuals) [Abstract]
Cardmember receivables net write offs due to methodology change	60
International Card Services [Member] | Cardmember Loans [Member]
Credit Quality Indicator for Loans and Receivables
Net Write-Off Rate	4.60%		6.80%
30 Days Past Due as a % of Total	2.30%		3.30%
International Card Services [Member] | Cardmember Receivables [Member]
Credit Quality Indicator for Loans and Receivables
Net Loss Ratio as a % of Charge Volume	0.24%	[2],[3]	0.36%
90 Days Past Billing as a % of Receivables	1.00%	[3]	2.10%
Global Commercial Services [Member]
Accounts Receivable and Loans (Textuals) [Abstract]
Cardmember receivables net write offs due to methodology change	48
Global Commercial Services [Member] | Cardmember Receivables [Member]
Credit Quality Indicator for Loans and Receivables
Net Loss Ratio as a % of Charge Volume	0.11%	[2],[3]	0.19%
90 Days Past Billing as a % of Receivables	0.80%	[3]	1.40%

[1]	Upon adoption of new GAAP effective January 1, 2010, the Lending Trust was consolidated. The December 31, 2009 non-consolidated outstanding balance was $25.0 billion and the year-end stated rate was 0.87 percent.
[2]	Beginning with the first quarter of 2010, the Company has revised the net loss ratio to exclude net write-offs related to unauthorized transactions, consistent with the methodology for calculation of the net write-off rate for U.S. Card Services. The metrics for prior periods have not been revised for this change as it was deemed immaterial.
[3]	Effective January 1, 2010, the Company revised the time period in which past due cardmember receivables in International Card Services and Global Commercial Services are written off to when they are 180 days past due or earlier, consistent with applicable bank regulatory guidance and the write -off methodology adopted for U.S. Card Services in the fourth quarter of 2008. Previously, receivables were written off when they were 360 days past billing or earlier. The net write -offs for the first quarter of 2010 include net write -offs of approximately $60 million for International Card Services and $48 million for Global Commercial Services resulting from this write -off methodology change.

Accounts Receivable and Loans (Details 4) (USD $) In Millions	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2009 U.S. Card Services [Member] Cardmember Loans [Member] Owned Basis [Member]		Dec. 31, 2010 U.S. Card Services [Member] Cardmember Loans [Member] Total Basis [Member]		Dec. 31, 2009 U.S. Card Services [Member] Cardmember Receivables [Member] Owned Basis [Member]		Dec. 31, 2010 U.S. Card Services [Member] Cardmember Receivables [Member] Total Basis [Member]		Dec. 31, 2009 International Card Services [Member] Cardmember Loans [Member] Owned Basis [Member]		Dec. 31, 2010 International Card Services [Member] Cardmember Loans [Member] Total Basis [Member]		Dec. 31, 2009 Owned Basis [Member]		Dec. 31, 2010 Total Basis [Member]
Impaired loans and receivables
Loans over 90 days past due and accruing interest			$ 102	[1]	$ 90	[1]	$ 0	[1]	$ 0	[1]	$ 147	[1]	$ 95	[1]	$ 249	[1],[2],[3]	$ 185	[1],[2],[3]
Non-accrual loans			480	[4]	628	[4]	0	[4]	0	[4]	9	[4]	8	[4]	489	[2],[3],[4]	636	[2],[3],[4]
Loans and receivables modified in a TDR			706	[5]	1,076	[5]	94	[5]	114	[5]	15	[5]	11	[5]	815	[2],[3],[5]	1,201	[2],[3],[5]
Total			1,288		1,794		94		114		171		114		1,553	[2],[3]	2,022	[2],[3]
Loans and Receivables Impaired Unpaid Principal Balance of Impaired Loans					1,704	[6]			109	[6]			112	[6]			1,925	[2],[3],[6]
Average Balance of Impaired Loans					2,255				110				142				2,507	[2],[3]
Loans and Receivables Impaired Troubled Debt Restructuring Related Allowance			180	[7]	274	[7]	64	[7]	63	[7]	7	[7]	5	[7]	251	[2],[3],[7]	342	[2],[3],[7]
Accounts Receivable and Loans (Textuals) [Abstract]
The total loans and receivables modified as a TDR, non-accrual	655	586
The total loans and receivables modified as a TDR, past due 90 days and still accruing	$ 7	$ 1

[1]	The Company's policy is generally to accrue interest through the date of charge-off (at 180 days past due). The Company establishes reserves for interest that the Company believes will not be collected.
[2]	The increase in impaired loans was due to the adoption of new GAAP effective January 1, 2010, which resulted in the consolidation of the Lending Trust as discussed further in Note 1. As a result of these changes, amounts as of December 31, 2010 include impaired loans and receivables for both the Charge Trust and Lending Trust; correspondingly, amounts as of December 31, 2009 only include impaired loans and receivables for the Charge Trust and the seller's interest portion of the Lending Trust. Amounts as of both balance sheet dates also include impaired loans and receivables associated with other non-securitized portfolios.
[3]	These disclosures either do not apply or are not significant for cardmember receivables in International Card Services and Global Commercial Services.
[4]	Non-accrual loans not in modification programs include certain cardmember loans placed with outside collection agencies for which the Company has ceased accruing interest.
[5]	The total loans and receivables modified as a TDR include $655 million and $586 million that are non-accrual and $7 million and $1 million that are past due 90 days and still accruing interest as of December 31, 2010 and 2009, respectively. These amounts are excluded from the previous two columns.
[6]	Unpaid principal balance consists of cardmember charges billed and excludes other amounts charged directly by the Company such as interest and fees.
[7]	Reserves for losses for loans and receivables modified in a TDR are determined by the difference between cash flows expected to be received from the cardmember discounted at the original effective interest rate and the incarrying value of in the cardmember balance.

Accounts Receivable and Loans (Details Textuals) (USD $)	Dec. 31, 2010		Dec. 31, 2009
Accounts Receivables [Line Items]
Restricted cash held by Trust	$ 4,172,000,000	[1]	$ 2,192,000,000	[1]
Accounts Receivable and Loans (Textuals) [Abstract]
Cardmember loans and receivables totaling	42,900,000,000
U.S. Card Services [Member]
Accounts Receivables [Line Items]
Cardmember receivables	7,700,000,000		7,800,000,000
Cardmember loans, gross loans of a consolidated variable interest entity	34,726,000,000	[2]
Global Commercial Services [Member]
Accounts Receivables [Line Items]
Cardmember receivables	500,000,000		500,000,000
American Express Lending Trust [Member]
Accounts Receivables [Line Items]
Restricted cash held by Trust	$ 3,700,000,000		$ 1,900,000,000

[1]	Includes restricted cash of $3.7 billion and $1.8 billion, respectively, as of December 31, 2010 and 2009, which is primarily held for certain asset-backed securitization maturities.
[2]	The balances as of December 31, 2009 include an undivided, pro-rata interest in an unconsolidated variable interest entity (historically referred to as "seller's interest") totaling $8,752, of which $8,033 is included in cardmember loans and $719 is included in other assets. Refer to Note 7 for additional details.

Reserves for Losses (Details) (USD $) In Millions	12 Months Ended						3 Months Ended
	Dec. 31, 2010		Dec. 31, 2009		Dec. 31, 2008		Mar. 31, 2009 International Card Services And Global Commercial Services [Member]	Dec. 31, 2008 International Card Services And Global Commercial Services [Member]
Changes in the cardmember receivable reserve for losses
Balance, January 1	$ 546		$ 810		$ 1,149
Additions:
Cardmember receivables provisions	439	[1]	773	[1]	1,186
Cardmember receivables provisions - other	156	[2]	84	[2]	177
Total provision	595		857		1,363
Deductions:
Cardmember receivables net write-offs	(598)	[3],[4],[5]	(1,131)	[3],[4],[5]	(1,552)	[3]
Cardmember receivables - other	(157)	[6]	10	[6]	(150)
Balance, December 31	386	[7]	546		810
Cardmember receivables evaluated separately for impairment	114	[8]	94	[8]	141	[8]
Reserves on cardmember receivables evaluated separately for impairment	63		64
Cardmember receivables evaluated collectively for impairment	37,152		33,649		32,847
Reserves on cardmember receivables evaluated collectively for impairment	323		482
Valuation allowances and reserves, recoveries	357	[9]	349		187
Change In Cardmember Receivables Reserve For Losses [Line Items]
Cardmember receivables net write offs due to methodology change							$ 108	$ 341

[1]	Represents loss provisions for cardmember receivables consisting of principal (resulting from authorized transactions) and fee reserve components.
[2]	Primarily represents loss provisions for cardmember receivables resulting from unauthorized transactions.
[3]	In the fourth quarter of 2008, the Company revised the time period in which past due cardmember receivables in U.S. Card Services are written off to when 180 days past due, consistent with applicable regulatory guidance. Previously, receivables were written off when 360 days past due. The net write-offs for 2008 include approximately $341 million resulting from this write-off methodology change.
[4]	Represents write-offs consisting of principal (resulting from authorized transactions) and fee components, less recoveries of $357 million, $349 million and $187 million for the years ended 2010, 2009 and 2008, respectively. For the year ended 2010, these amounts also include net write-offs for to cardmember receivables resulting from unauthorized transactions.
[5]	Through December 31, 2009, cardmember receivables in the International Card Services (ICS) and Global Commercial Services (GCS) segments were written off when 360 days past billing or earlier. During the first quarter of 2010, consistent with applicable bank regulatory guidance, the Company modified its methodology to write off cardmember receivables in the ICS and GCS segments when 180 days past due or earlier. Therefore, net write-offs for cardmember receivables for the first quarter of 2010 included approximately $108 million resulting from this change in write-off methodology. The impact of this change to the provision for charge card losses was not material.
[6]	For the year ended December 31, 2010, these amounts include net write-offs of cardmember receivables resulting from unauthorized transactions. For all periods these amounts include foreign currency translation adjustments.
[7]	Upon adoption of new GAAP effective January 1, 2010, the Lending Trust was consolidated. The December 31, 2009 non-consolidated outstanding balance was $25.0 billion and the year-end stated rate was 0.87 percent.
[8]	Represents receivables modified in a TDR and related reserves. Refer to the Impaired Loans and Receivables discussion in Note 4 for further information.
[9]	Includes in 2009, (i) a $135 million benefit representing the correction of an error related to the accounting for cumulative translation adjustments associated with a net investment in foreign subsidiaries, (ii) a $45 million benefit resulting from the change in the fair value of certain forward exchange contracts, (iii) a $59 million benefit related to the completion of certain account reconciliations and (iv) lower travel and entertainment and other expenses due to the Company's reengineering activities.

Reserves for Losses (Details 1) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010		Dec. 31, 2009		Dec. 31, 2008		Dec. 31, 2009 Previously Reported [Member]	Dec. 31, 2008 Previously Reported [Member]	Dec. 31, 2007 Previously Reported [Member]	Dec. 31, 2009 Adjustments [Member]	Dec. 31, 2008 Adjustments [Member]	Dec. 31, 2007 Adjustments [Member]
Changes in the cardmember loans reserve for losses
Balance, January 1	$ 5,799		$ 2,570		$ 1,831		$ 3,268	$ 2,570	$ 1,831	$ 2,531	$ 0	$ 0
Cardmember loans, reserves	3,646		5,799		2,570		3,268	2,570	1,831	2,531	0	0
Additions:
Cardmember loans provisions	1,445	[1]	4,209	[1]	4,106	[1]
Cardmember loans - other	82	[2]	57	[2]	125	[2]
Total provision	1,527		4,266		4,231
Deductions:
Cardmember loans net write-offs - principal	(3,260)	[3]	(2,949)	[3]	(2,643)	[3]
Cardmember loans net write-offs - interest and fees	(359)	[3]	(448)	[3]	(580)	[3]
Cardmember loans - other	(61)	[4]	(171)	[4]	(269)	[4]
Balance, December 31	3,646		5,799		2,570		3,268	2,570	1,831	2,531	0	0
Cardmember loans evaluated separately for impairment	1,087	[5]	721	[5]	427	[5]
Reserves on cardmember loans evaluated separately for impairment	279		187
Cardmember loans evaluated collectively for impairment	59,763		32,051		41,784
Reserves on cardmember loans evaluated collectively for impairment	3,367		3,081
Reserves for Losses (Textuals) [Abstract]
Allowance for loan and lease losses, recoveries of bad debts	$ 568		$ 327		$ 301

[1]	Represents loss provisions for cardmember loans consisting of principal (resulting from authorized transactions), interest and fee reserves components.
[2]	Primarily represents loss provisions for cardmember receivables resulting from unauthorized transactions.
[3]	Cardmember loans net write-offs - principal for 2010, 2009 and 2008 include recoveries of $568 million, $327 million and $301 million, respectively. Recoveries of interest and fees were de minimis.
[4]	These amounts include net write-offs related to unauthorized transactions and foreign currency translation adjustments.
[5]	Represents loans modified in a TDR and related reserves. Refer to the Impaired Loans and Receivables discussion in Note 4 for further information.

Investment Securities (Details) (USD $)	12 Months Ended
	Dec. 31, 2010		Dec. 31, 2009
Schedule of Available for Sale Securities by Type
Cost	$ 13,937,000,000		$ 23,542,000,000
Gross Unrealized Gains	444,000,000		1,069,000,000
Gross Unrealized Losses	(371,000,000)		(274,000,000)
Investment securities	14,010,000,000		20,700,000,000
U.S. States and Political Subdivisions Debt Securities [Member]
Schedule of Available for Sale Securities by Type
Cost	6,140,000,000		6,457,000,000
Gross Unrealized Gains	24,000,000		51,000,000
Gross Unrealized Losses	(367,000,000)		(258,000,000)
Investment securities	5,797,000,000		6,250,000,000
U.S. Government agency obligations [Member]
Schedule of Available for Sale Securities by Type
Cost	3,402,000,000		6,699,000,000
Gross Unrealized Gains	12,000,000		47,000,000
Gross Unrealized Losses	(1,000,000)		(1,000,000)
Investment securities	3,413,000,000		6,745,000,000
U.S. Government treasury obligations [Member]
Schedule of Available for Sale Securities by Type
Cost	2,450,000,000		5,556,000,000
Gross Unrealized Gains	6,000,000		10,000,000
Gross Unrealized Losses	0		0
Investment securities	2,456,000,000		5,566,000,000
Corporate debt securities [Member]
Schedule of Available for Sale Securities by Type
Cost	1,431,000,000	[1]	1,333,000,000	[1]
Gross Unrealized Gains	15,000,000	[1]	14,000,000	[1]
Gross Unrealized Losses	(1,000,000)	[1]	(12,000,000)	[1]
Investment securities	1,445,000,000	[1]	1,335,000,000	[1]
Investment Securities (Textuals) [Abstract]
Available for sale securities corporate debt obligations Temporary Liquidity Guarantee Program	1,300,000,000	[1]	1,100,000,000	[1]
Retained Subordinated Securities [Member]
Schedule of Available for Sale Securities by Type
Cost	0	[2]	3,088,000,000	[2]
Gross Unrealized Gains	0	[2]	512,000,000	[2]
Gross Unrealized Losses	0	[2]	(1,000,000)	[2]
Investment securities	0	[2]	3,599,000,000	[2]
Mortgage-backed Securities, Issued by US Government Sponsored Enterprises [Member]
Schedule of Available for Sale Securities by Type
Cost	272,000,000	[3]	179,000,000	[3]
Gross Unrealized Gains	6,000,000	[3]	3,000,000	[3]
Gross Unrealized Losses	(2,000,000)	[3]	(2,000,000)	[3]
Investment securities	276,000,000	[3]	180,000,000	[3]
Foreign government bonds and obligations [Member]
Schedule of Available for Sale Securities by Type
Cost	95,000,000		90,000,000
Gross Unrealized Gains	4,000,000		2,000,000
Gross Unrealized Losses	0		0
Investment securities	99,000,000		92,000,000
Equity securities [Member]
Schedule of Available for Sale Securities by Type
Cost	98,000,000	[4]	100,000,000	[4]
Gross Unrealized Gains	377,000,000	[4]	430,000,000	[4]
Gross Unrealized Losses	0	[4]	0	[4]
Investment securities	475,000,000	[4]	530,000,000	[4]
Securities Other [Member]
Schedule of Available for Sale Securities by Type
Cost	49,000,000	[5]	40,000,000	[5]
Gross Unrealized Gains	0	[5]	0	[5]
Gross Unrealized Losses	0	[5]	0	[5]
Investment securities	49,000,000	[5]	40,000,000	[5]
Previously Reported [Member]
Schedule of Available for Sale Securities by Type
Investment securities			$ 24,337,000,000

[1]	The December 31, 2010 and December 31, 2009 balances include, on a cost basis, $1.3 billion and $1.1 billion, respectively, of corporate debt obligations issued under the Temporary Liquidity Guarantee Program (TLGP) that are guaranteed by the Federal Deposit Insurance Corporation (FDIC).
[2]	As a result of the adoption of new GAAP effective January 1, 2010, the Company no longer presents the retained subordinated securities within its Consolidated Financial Statements in periods subsequent to December 31, 2009. The December 31, 2009 balance consists of investments in retained subordinated securities issued by unconsolidated VIEs related to the Company's cardmember loan securitization programs. Refer to Note 7 for further details.
[3]	Represents mortgage-backed securities guaranteed by Fannie Mae, Freddie Mac or Ginnie Mae.
[4]	Represents the Company's investment in Industrial and Commercial Bank of China (ICBC).
[5]	Other is comprised of investments in various mutual funds.

Investment Securities (Details 1) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009
Available-for-sale investment securities with gross unrealized losses and length of time
Estimated Fair Value, Less than 12 months	$ 2,905	$ 1,308
Estimated Fair Value, 12 months or more	1,079	2,187
Available-for-sale Securities, Continuous Unrealized Loss Position, Aggregate Losses [Abstract]
Gross Unrealized Losses, Less than 12 months	(159)	(29)
Gross Unrealized Losses, 12 months or more	(212)	(245)
U.S. States and Political Subdivisions Debt Securities [Member]
Available-for-sale investment securities with gross unrealized losses and length of time
Estimated Fair Value, Less than 12 months	2,535	837
Estimated Fair Value, 12 months or more	1,076	2,074
Available-for-sale Securities, Continuous Unrealized Loss Position, Aggregate Losses [Abstract]
Gross Unrealized Losses, Less than 12 months	(156)	(25)
Gross Unrealized Losses, 12 months or more	(211)	(233)
U.S. Government agency obligations [Member]
Available-for-sale investment securities with gross unrealized losses and length of time
Estimated Fair Value, Less than 12 months	299	249
Estimated Fair Value, 12 months or more	0	0
Available-for-sale Securities, Continuous Unrealized Loss Position, Aggregate Losses [Abstract]
Gross Unrealized Losses, Less than 12 months	(1)	(1)
Gross Unrealized Losses, 12 months or more	0	0
Corporate debt securities [Member]
Available-for-sale investment securities with gross unrealized losses and length of time
Estimated Fair Value, Less than 12 months	0	102
Estimated Fair Value, 12 months or more	3	38
Available-for-sale Securities, Continuous Unrealized Loss Position, Aggregate Losses [Abstract]
Gross Unrealized Losses, Less than 12 months	0	(1)
Gross Unrealized Losses, 12 months or more	(1)	(11)
Retained Subordinated Securities [Member]
Available-for-sale investment securities with gross unrealized losses and length of time
Estimated Fair Value, Less than 12 months	0	0
Estimated Fair Value, 12 months or more	0	75
Available-for-sale Securities, Continuous Unrealized Loss Position, Aggregate Losses [Abstract]
Gross Unrealized Losses, Less than 12 months	0	0
Gross Unrealized Losses, 12 months or more	0	(1)
Mortgage-backed Securities, Issued by US Government Sponsored Enterprises [Member]
Available-for-sale investment securities with gross unrealized losses and length of time
Estimated Fair Value, Less than 12 months	71	120
Estimated Fair Value, 12 months or more	0	0
Available-for-sale Securities, Continuous Unrealized Loss Position, Aggregate Losses [Abstract]
Gross Unrealized Losses, Less than 12 months	(2)	(2)
Gross Unrealized Losses, 12 months or more	$ 0	$ 0

Investment Securities (Details 2) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009
Available-for-sale Securities, Continuous Unrealized Loss Position, Qualitative Disclosure [Abstract]
Number of Securities, Less than 12 months	505	157
Number of Securities, Greater than 12 months	146	303
Number of Securities, Total	651	460
Available-for-sale investment securities with gross unrealized losses and length of time
Estimated Fair Value, Less than 12 months	$ 2,905	$ 1,308
Estimated Fair Value, 12 months or more	1,079	2,187
Estimated Fair value, Total	3,984	3,495
Available-for-sale Securities, Continuous Unrealized Loss Position, Aggregate Losses [Abstract]
Gross Unrealized Losses, Less than 12 months	(159)	(29)
Gross Unrealized Losses, 12 months or more	(212)	(245)
Gross Unrealized Losses, Total	(371)	(274)
90%-100% [Member]
Available-for-sale Securities, Continuous Unrealized Loss Position, Qualitative Disclosure [Abstract]
Number of Securities, Less than 12 months	457	155
Number of Securities, Greater than 12 months	31	225
Number of Securities, Total	488	380
Available-for-sale investment securities with gross unrealized losses and length of time
Estimated Fair Value, Less than 12 months	2,554	1,289
Estimated Fair Value, 12 months or more	79	1,411
Estimated Fair value, Total	2,633	2,700
Available-for-sale Securities, Continuous Unrealized Loss Position, Aggregate Losses [Abstract]
Gross Unrealized Losses, Less than 12 months	(113)	(25)
Gross Unrealized Losses, 12 months or more	(7)	(87)
Gross Unrealized Losses, Total	(120)	(112)
Less than 90% [Member]
Available-for-sale Securities, Continuous Unrealized Loss Position, Qualitative Disclosure [Abstract]
Number of Securities, Less than 12 months	48	2
Number of Securities, Greater than 12 months	115	78
Number of Securities, Total	163	80
Available-for-sale investment securities with gross unrealized losses and length of time
Estimated Fair Value, Less than 12 months	351	19
Estimated Fair Value, 12 months or more	1,000	776
Estimated Fair value, Total	1,351	795
Available-for-sale Securities, Continuous Unrealized Loss Position, Aggregate Losses [Abstract]
Gross Unrealized Losses, Less than 12 months	(46)	(4)
Gross Unrealized Losses, 12 months or more	(205)	(158)
Gross Unrealized Losses, Total	$ (251)	$ (162)

Investment Securities (Details 3) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2010		Dec. 31, 2009		Dec. 31, 2008
Gross realized gains and losses on the sales of investment securities
Gains	$ 1	[1]	$ 226	[1]	$ 20	[1]
Losses	(6)		(1)		(8)
Total	$ (5)		$ 225		$ 12
Investment Securities (Textuals) [Abstract]
Percentage of Company's investment sold in ICBC			50.00%

[1]	The 2009 gains primarily represent the gain from the sale of 50 percent of the Company's investment in ICBC.

Investment Securities (Details 4) (USD $) In Millions	Dec. 31, 2010
Available For Sale Securities Debt Maturities Amortized Cost [Abstract]
Due within 1 year	$ 6,246
Due after 1 year through 5 years	1,110
Due after 5 years through 10 years	299
Due after 10 years	6,135
Total	13,790
Estimated Fair Value
Estimated Fair Value, Due within 1 year	6,253
Estimated Fair Value, Due after 1 year through 5 years	1,134
Estimated Fair Value, Due after 5 years through 10 years	307
Estimated Fair Value, Due after 10 years	5,792
Total	$ 13,486

Investment Securities (Details Textuals) (USD $)	12 Months Ended
Dec. 31, 2010
Investment Securities (Details) [Abstract]
Other-than-temporary impairments recognized during the period	$ 0

Asset Securitizations (Details) (USD $)	Dec. 31, 2010		Dec. 31, 2009		Dec. 31, 2008	Dec. 31, 2007
Cardmember loans, gross loans of a consolidated variable interest entity	$ 60,850,000,000	[1]	$ 61,800,000,000
Loss reserves (cardmember loans)	(3,646,000,000)		(5,799,000,000)		(2,570,000,000)	(1,831,000,000)
Investment securities	14,010,000,000		20,700,000,000
Other receivables			3,200,000,000
Other Assets	15,368,000,000	[2]	15,400,000,000
Long-term debt (includes debt issued by consolidated variable interest entities: 2010, $ 23,341 ; 2009, $ 4,970)	66,416,000,000	[3]	77,300,000,000
Shareholders' equity	16,230,000,000		12,637,000,000		11,841,000,000	11,029,000,000
Previously Reported Balance [Member]
Cardmember loans, gross loans of a consolidated variable interest entity			32,772,000,000	[1]
Loss reserves (cardmember loans)			(3,268,000,000)
Investment securities			24,337,000,000
Other receivables			5,100,000,000
Other Assets			13,213,000,000
Long-term debt (includes debt issued by consolidated variable interest entities: 2010, $ 23,341 ; 2009, $ 4,970)			52,338,000,000	[3]
Shareholders' equity			14,406,000,000
Adjustments [Member]
Cardmember loans, gross loans of a consolidated variable interest entity			29,000,000,000
Loss reserves (cardmember loans)			(2,531,000,000)
Investment securities			(3,600,000,000)
Other receivables			(1,900,000,000)
Other Assets			2,200,000,000
Long-term debt (includes debt issued by consolidated variable interest entities: 2010, $ 23,341 ; 2009, $ 4,970)			25,000,000,000
Shareholders' equity			$ (1,800,000,000)

[1]	Cardmember loan balance is net of unamortized net card fees of $134 million and $114 million as of December 31, 2010 and 2009, respectively.
[2]	The balances as of December 31, 2009 include an undivided, pro-rata interest in an unconsolidated variable interest entity (historically referred to as "seller's interest") totaling $8,752, of which $8,033 is included in cardmember loans and $719 is included in other assets. Refer to Note 7 for additional details.
[3]	The outstanding balances include (i) unamortized discounts (ii) the impact of movements in exchange rates on foreign currency denominated debt ( $0.6 billion and $1.2 billion as of December 31, 2010 and 2009, respectively), and (iii) the impact of fair value hedge accounting on certain fixed rate notes that have been swapped to floating rate through the use of interest rate swaps. Under fair value hedge accounting, the outstanding balances on these fixed rate notes are adjusted to reflect the impact of changes in fair value due to changes in interest rates. As of December 31, 2010 and 2009, the impact on long-term debt due to fair value hedge accounting was an increase of $0.8 billion and $0.6 billion, respectively. Refer to Note 12 for more details on the Company?s treatment of fair value hedges.

Asset Securitizations (Details 1) (USD $)	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009		Dec. 31, 2008
Securitization Income Net Activity
Excess spread, net		$ (155,000,000)	[1]	$ 544,000,000
Servicing fees		562,000,000		543,000,000
Losses on securitizations		(7,000,000)	[2]	(17,000,000)
Securitization income, net	0	400,000,000		1,070,000,000
Securitization (Textuals) [Abstract]
Cardmember Securitization Sales		201,000,000		446,000,000
Cardmember loan securitization maturities		$ (393,000,000)		$ (177,000,000)

[1]	Excess spread, net was the net cash flow from interest and fee collections allocated to the investors' interests after deducting the interest paid on investor certificates, credit losses, contractual servicing fees, other expenses, and the changes in the fair value of the interest-only strip. This amount excludes issuer rate fees on the securitized accounts, which were recorded in discount revenue in the Company's Consolidated Statements of Income.
[2]	Excludes $201 million and $(393) million of credit provision impact from cardmember loan sales and maturities for 2010, $201 million and $(393) million of credit provision impact from cardmember loan sales and maturities for 2009, as well as $446 million and $(177) million of credit provision impact from cardmember loan sales and maturities for 2008.

Asset Securitizations (Details Textuals) (USD $)	Dec. 31, 2010		Sep. 30, 2010	Dec. 31, 2009
Securitized Trusts [Line Items]
Restricted cash held by Trust	$ 4,172,000,000	[1]		$ 2,192,000,000	[1]
Retained subordinated securities	0	[2],[3]		3,599,000,000	[2],[3]
Interest-only strip	0	[2]		20,000,000	[2]
Designated percentage of new principal receivables			0.00%
American Express Travel Related Services Company Inc [Member]
Securitized Trusts [Line Items]
Subordinated securities owned	1,400,000,000
American Express Charge Trust [Member]
Securitized Trusts [Line Items]
Restricted cash held by Trust	9,000,000			1,800,000,000
American Express Lending Trust [Member]
Securitized Trusts [Line Items]
Restricted cash held by Trust	$ 3,700,000,000			$ 1,900,000,000

[1]	Includes restricted cash of $3.7 billion and $1.8 billion, respectively, as of December 31, 2010 and 2009, which is primarily held for certain asset-backed securitization maturities.
[2]	As a result of new GAAP effective January 1, 2010, the Company no longer presents the retained subordinated securities and interest-only strip within its Consolidated Financial Statements in periods subsequent to December 31, 2009. Refer to Note 7 for further details.securities and interest-only strip within its Consolidated Financial Statements in periods subsequent to December 31, 2009. Refer to Note 7 for further details.
[3]	Refer to Note 6 for the fair values of investment securities on a further disaggregated basis.

Other Assets (Details) (USD $)	Dec. 31, 2010		Dec. 31, 2009		Dec. 31, 2008
Other assets
Restricted cash	$ 4,172,000,000	[1]	$ 2,192,000,000	[1]
Deferred tax assets, net	3,397,000,000	[2]	2,979,000,000	[2]
Goodwill	2,639,000,000		2,328,000,000		2,301,000,000
Prepaid expenses	1,802,000,000	[3]	2,114,000,000	[3]
Derivative assets	1,071,000,000	[2]	800,000,000	[2]
Other intangible assets, at amortized cost	972,000,000		717,000,000
Subordinated accrued interest receivable	0		719,000,000
Other	1,315,000,000		1,364,000,000
Other assets (includes restricted cash of consolidated variable interest entities: 2010, $3,759; 2009, $1,799)(a)	15,368,000,000	[4]	15,400,000,000
Prepaid Miles And Reward Points [Member]
Other assets
Prepaid expenses	1,200,000,000		1,300,000,000
Previously Reported Balance [Member]
Other assets
Other assets (includes restricted cash of consolidated variable interest entities: 2010, $3,759; 2009, $1,799)(a)			$ 13,213,000,000

[1]	Includes restricted cash of $3.7 billion and $1.8 billion, respectively, as of December 31, 2010 and 2009, which is primarily held for certain asset-backed securitization maturities.
[2]	Refer to Notes 17 and 12 for a discussion of deferred tax assets, net, and derivative assets, respectively, as of December 31, 2010 and 2009. Derivative assets reflect the effect of master netting agreements.
[3]	Includes prepaid miles and reward points acquired from airline and other partners of approximately $1.2 billion and $1.3 billion, respectively, as of December 31, 2010 and 2009.
[4]	The balances as of December 31, 2009 include an undivided, pro-rata interest in an unconsolidated variable interest entity (historically referred to as "seller's interest") totaling $8,752, of which $8,033 is included in cardmember loans and $719 is included in other assets. Refer to Note 7 for additional details.

Other Assets (Details 1) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010		Dec. 31, 2009
Changes in carrying amount of goodwill
Goodwill, Beginning Balance	$ 2,328		$ 2,301
Acquisitions	315	[1]
Dispositions	(2)
Other, including foreign currency translation	(2)		27
Goodwill, Ending Balance	2,639		2,328
U.S. Card Services [Member]
Changes in carrying amount of goodwill
Goodwill, Beginning Balance	175		175
Acquisitions	0	[1]
Dispositions	0
Other, including foreign currency translation	0		0
Goodwill, Ending Balance	175		175
International Card Services [Member]
Changes in carrying amount of goodwill
Goodwill, Beginning Balance	512		509
Acquisitions	0	[1]
Dispositions	0
Other, including foreign currency translation	(1)		3
Goodwill, Ending Balance	511		512
Global Commercial Services [Member]
Changes in carrying amount of goodwill
Goodwill, Beginning Balance	1,597		1,573
Acquisitions	0	[1]
Dispositions	(2)
Other, including foreign currency translation	(1)		24
Goodwill, Ending Balance	1,594		1,597
Accertify Acquisition [Member] | Global Network And Merchant Services [Member]
Changes in carrying amount of goodwill
Acquisitions	131
Global Network And Merchant Services [Member]
Changes in carrying amount of goodwill
Goodwill, Beginning Balance	28		28
Acquisitions	131	[1]
Dispositions	0
Other, including foreign currency translation	0		0
Goodwill, Ending Balance	159		28
Revolution Money Acquisition [Member] | Corporate and Other [Member]
Changes in carrying amount of goodwill
Acquisitions	184
Corporate and Other [Member]
Changes in carrying amount of goodwill
Goodwill, Beginning Balance	16		16
Acquisitions	184	[1]
Dispositions	0
Other, including foreign currency translation	0		0
Goodwill, Ending Balance	$ 200		$ 16

[1]	Comprised of $131 million and $184 million for the acquisition of Accertify Inc. and Revolution Money Inc., respectively. Refer to Note 2 for further discussion.

Other Assets (Details 2) (USD $) In Millions	Dec. 31, 2010	Dec. 31, 2009
Components of other intangible assets
Gross Carrying Amount	$ 1,387	$ 1,018
Accumulated Amortization	(415)	(301)
Net Carrying Amount	972	717
Other Contracts [Member]
Components of other intangible assets
Gross Carrying Amount	262	145
Accumulated Amortization	(83)	(61)
Net Carrying Amount	179	84
Customer Relationships [Member]
Components of other intangible assets
Gross Carrying Amount	1,125	873
Accumulated Amortization	(332)	(240)
Net Carrying Amount	$ 793	$ 633

Other Assets (Details 3) (USD $) In Millions	12 Months Ended
Dec. 31, 2010
Estimated amortization expense for other intangible assets
Estimated amortization expense, 2011	$ 178
Estimated amortization expense, 2012	168
Estimated amortization expense, 2013	156
Estimated amortization expense, 2014	131
Estimated amortization expense, 2015	$ 117

Other Assets (Details Textuals) (USD $)	12 Months Ended
	Dec. 31, 2010		Dec. 31, 2009		Dec. 31, 2008
Other Assets [Line Items]
Restricted cash	$ 4,172,000,000	[1]	$ 2,192,000,000	[1]
Prepaid expenses	1,802,000,000	[2]	2,114,000,000	[2]
Other Assets (Textuals) [Abstract]
Goodwill impaired	0
Accumulated goodwill impairment losses	0
Amortization period of intangible assets, minimum	1
Amortization period of intangible assets, maximum			22
Amortization expense	176,000,000		140,000,000		83,000,000
Amortization period of intangible assets	8		5
Affordable housing partnership interests	197,000,000		168,000,000
Affordable housing partnership interests percentage	less than 50 percent interest
American Express Lending Trust [Member]
Other Assets [Line Items]
Restricted cash	3,700,000,000		1,900,000,000
American Express Charge Trust [Member]
Other Assets [Line Items]
Restricted cash	$ 9,000,000		$ 1,800,000,000

[1]	Includes restricted cash of $3.7 billion and $1.8 billion, respectively, as of December 31, 2010 and 2009, which is primarily held for certain asset-backed securitization maturities.
[2]	Includes prepaid miles and reward points acquired from airline and other partners of approximately $1.2 billion and $1.3 billion, respectively, as of December 31, 2010 and 2009.

Customer Deposits (Details) (USD $) In Millions	Dec. 31, 2010	Dec. 31, 2009
U.S.:
Interest-bearing	$ 29,053	$ 25,579
Non-interest-bearing	17	13
Non-U.S.:
Interest-bearing	640	680
Non-interest-bearing	17	17
Total customer deposits	$ 29,727	$ 26,289

Customer Deposits (Details 1) (USD $) In Millions	Dec. 31, 2010	Dec. 31, 2009
Deposits By Type
Other deposits	$ 674	$ 710
Total customer deposits	29,727	26,289
U.S. [Member]
Deposits By Type
Savings accounts - Direct	7,725	1,950
Direct	1,052	265
Third party	11,411	14,816
Sweep accounts - Third party	$ 8,865	$ 8,548

Customer Deposits (Details 2) (USD $) In Millions	Dec. 31, 2010
Time Deposits By Maturity
2011	$ 6,067
2012	2,901
2013	2,293
2014	1,020
2015	121
After 5 years	432
Total	12,834
U.S. [Member]
Time Deposits By Maturity
2011	5,696
2012	2,901
2013	2,293
2014	1,020
2015	121
After 5 years	432
Total	12,463
Non-U.S. [Member]
Time Deposits By Maturity
2011	371
2012	0
2013	0
2014	0
2015	0
After 5 years	0
Total	$ 371

Customer Deposits (Details 3) (USD $) In Millions	Dec. 31, 2010	Dec. 31, 2009
Contractual Maturities Time Deposits 100000 Or More
U.S.	$ 689	$ 196
Non-U.S.	291	293
Total	$ 980	$ 489

Debt (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2010		Dec. 31, 2009
Short-term Debt [Line Items]
Outstanding Balance	$ 3,414	[1]	$ 2,344	[1]
Year-End Stated Rate on Debt	1.03%	[1],[2],[3]	0.57%	[1],[3]
Commercial Paper [Member]
Short-term Debt [Line Items]
Outstanding Balance	645		975
Year-End Stated Rate on Debt	0.16%	[3],[4]	0.19%	[3]
Year-End Effective Interest Rates with Swaps			0.00%
Other Short Term Borrowings [Member]
Short-term Debt [Line Items]
Outstanding Balance	2,769	[5]	1,369	[5]
Year-End Stated Rate on Debt	1.23%	[3],[4],[5]	0.85%	[3],[5]
Year-End Effective Interest Rates with Swaps			0.85%
Bank Overdrafts [Member]
Short-term Debt [Line Items]
Outstanding Balance	$ 966		$ 277

[1]	The Company did not have any federal funds purchased as of December 31, 2010 and 2009.
[2]	Effective interest rates are only presented if swaps are in place to hedge the underlying debt. There were no swaps in place as of December 31, 2010
[3]	For floating rate debt issuances, the stated and effective interest rates are based on the floating rates in effect as of December 31, 2010 and 2009, respectively. These rates may not be indicative of future interest rates.
[4]	Effective interest rates are only presented when swaps are in place to hedge the underlying debt.
[5]	Includes interest-bearing overdrafts with banks of $966 million and $277 million as of December 31, 2010 and 2009, respectively. In addition, balances include certain book overdrafts (i.e., primarily timing differences arising in the ordinary course of business), short-term borrowings from banks, as well as interest bearing amounts due to merchants in accordance with merchant service agreements.

Debt (Details 1) (USD $)	12 Months Ended
	Dec. 31, 2010		Dec. 31, 2009
Debt Instrument [Line Items]
Long Term Debt	$ 66,416,000,000	[1]	$ 77,300,000,000
Year-End Stated Rate on Debt	1.03%	[2],[3],[4]	0.57%	[3],[4]
Unamortized Underwriting Fees	(113,000,000)
Year-End Stated Rate on Debt	3.48%	[3]	4.11%
Long Term Impact Debt Due To Exchange Rate Movement	(600,000,000)		1,200,000,000
Long-term debt due to fair value hedge accounting	800,000,000		600,000,000
Date interest rate convertible subordinated debt reedemable for cash	Sep 1, 2016
Conduit Facility Maturity Date	Dec 15, 2013
American Express Lending Trust [Member] | Fixed Rate Senior Notes [Member]
Debt Instrument [Line Items]
Maturity Dates	Dec 31, 2011	[5]
Long Term Debt	437,000,000	[5]
Year-End Stated Rate on Debt	5.35%	[5]
American Express Travel Related Services Company Inc [Member] | Fixed Rate Senior Notes [Member]
Debt Instrument [Line Items]
Maturity Dates	Dec 31, 2011
Long Term Debt	700,000,000	[1]	700,000,000	[1]
Year-End Effective Interest Rates with Swaps	0.00%	[3],[6]	0.00%	[3],[6]
Year-End Stated Rate on Debt	5.25%	[3]	5.25%	[3]
American Express Charge Trust [Member] | Fixed Rate Senior Notes [Member]
Debt Instrument [Line Items]
Long Term Debt	0	[1],[7]	1,000,000,000	[1],[7]
Year-End Stated Rate on Debt	0.00%	[3],[7]	4.02%	[3],[7]
Fixed Rate Senior Notes [Member] | Parent Company [Member]
Debt Instrument [Line Items]
Debt Instrument, Maturity Date Range, Start	2011-12-31
Debt Instrument, Maturity Date Range, End	2038-12-31
Long Term Debt	9,604,000,000	[1]	9,499,000,000	[1]
Year-End Effective Interest Rates with Swaps	6.02%	[3],[6]	6.01%	[3],[6]
Year-End Stated Rate on Debt	6.83%	[3]	6.83%	[3]
Fixed Rate Senior Notes [Member] | American Express Centurion Bank [Member]
Debt Instrument [Line Items]
Debt Instrument, Maturity Date Range, Start	2012-12-31
Debt Instrument, Maturity Date Range, End	2017-12-31
Long Term Debt	2,166,000,000	[1]	2,726,000,000	[1]
Year-End Effective Interest Rates with Swaps	3.31%	[3],[6]	2.86%	[3],[5],[6]
Year-End Stated Rate on Debt	5.83%	[3]	5.69%	[3]
Fixed Rate Senior Notes [Member] | American Express Credit Corporation [Member]
Debt Instrument [Line Items]
Debt Instrument, Maturity Date Range, Start	2011-12-31
Debt Instrument, Maturity Date Range, End	2015-12-31
Long Term Debt	12,406,000,000	[1]	11,478,000,000	[1]
Year-End Effective Interest Rates with Swaps	3.07%	[3],[6]	3.26%	[3],[6]
Year-End Stated Rate on Debt	5.15%	[3]	5.58%	[3]
Fixed Rate Senior Notes [Member] | American Express Federal Savings Bank [Member]
Debt Instrument [Line Items]
Debt Instrument, Maturity Date Range, Start	2011-12-31
Debt Instrument, Maturity Date Range, End	2017-12-31
Long Term Debt	7,168,000,000	[1]	7,137,000,000	[1]
Year-End Effective Interest Rates with Swaps	2.72%	[3],[6]	2.70%	[3],[6]
Year-End Stated Rate on Debt	4.40%	[3]	4.40%	[3]
American Express Lending Trust [Member] | Floating Rate Senior Notes Amount [Member]
Debt Instrument [Line Items]
Debt Instrument, Maturity Date Range, Start	2011-12-31
Debt Instrument, Maturity Date Range, End	2018-12-31	[5]
Long Term Debt	17,516,000,000	[5]
Year-End Stated Rate on Debt	0.89%	[5]
American Express Travel Related Services Company Inc [Member] | Floating Rate Senior Notes Amount [Member]
Debt Instrument [Line Items]
Maturity Dates	Dec 31, 2011
Long Term Debt	500,000,000	[1]	500,000,000	[1]
Year-End Effective Interest Rates with Swaps	5.63%	[3],[6]	5.63%	[3],[6]
Year-End Stated Rate on Debt	0.47%	[3]	0.44%	[3]
American Express Charge Trust [Member] | Floating Rate Senior Notes Amount [Member]
Debt Instrument [Line Items]
Debt Instrument, Maturity Date Range, Start	2012-12-31
Debt Instrument, Maturity Date Range, End	2014-12-31	[7]
Long Term Debt	3,988,000,000	[1]	3,826,000,000	[1]
Year-End Stated Rate on Debt	0.51%	[3]	0.57%	[3]
Floating Rate Senior Notes Amount [Member] | American Express Centurion Bank [Member]
Debt Instrument [Line Items]
Maturity Dates	Dec 31, 2012
Long Term Debt	400,000,000	[1]	1,975,000,000	[1]
Year-End Stated Rate on Debt	0.41%	[3]	0.31%	[3]
Floating Rate Senior Notes Amount [Member] | American Express Credit Corporation [Member]
Debt Instrument [Line Items]
Debt Instrument, Maturity Date Range, Start	2011-12-31
Debt Instrument, Maturity Date Range, End	2013-12-31
Long Term Debt	2,480,000,000	[1]	4,761,000,000	[1]
Year-End Stated Rate on Debt	1.51%	[3]	1.30%	[3]
Floating Rate Senior Notes Amount [Member] | American Express Federal Savings Bank [Member]
Debt Instrument [Line Items]
Debt Instrument, Maturity Date Range, Start	2011-12-31
Debt Instrument, Maturity Date Range, End	2017-12-31
Long Term Debt	2,750,000,000	[1]	4,502,000,000	[1]
Year-End Effective Interest Rates with Swaps			1.22%	[3],[6]
Year-End Stated Rate on Debt	0.92%	[3]	0.80%	[3]
American Express Lending Trust [Member] | Floating Rate Subordinated Notes Amount [Member]
Debt Instrument [Line Items]
Debt Instrument, Maturity Date Range, Start	2011-12-31
Debt Instrument, Maturity Date Range, End	2015-12-31	[5]
Long Term Debt	1,275,000,000	[5]
Year-End Stated Rate on Debt	0.66%	[5]
American Express Charge Trust [Member] | Floating Rate Subordinated Notes Amount [Member]
Debt Instrument [Line Items]
Maturity Dates	Dec 31, 2012
Long Term Debt	72,000,000	[1]	144,000,000	[1]
Year-End Stated Rate on Debt	0.74%	[3]	0.67%	[3]
Convertible Subordinated Debt [Member]
Debt Instrument [Line Items]
Year-End Stated Rate on Debt	6.80%
Convertible Subordinated Debt [Member] | Parent Company [Member]
Debt Instrument [Line Items]
Maturity Dates	Dec 31, 2036
Long Term Debt	745,000,000	[1],[8]	744,000,000	[1],[8]
Year-End Stated Rate on Debt	6.80%	[3],[8]	6.80%	[3],[8]
Borrowings under Bank Credit Facilities [Member] | American Express Credit Corporation [Member]
Debt Instrument [Line Items]
Maturity Dates	Dec 31, 2012
Long Term Debt	4,118,000,000	[1]	3,232,000,000	[1]
Year-End Effective Interest Rates with Swaps	5.38%	[3],[6]	4.52%	[3],[6]
Year-End Stated Rate on Debt	5.33%	[3]	4.23%	[3]
American Express Lending Trust [Member] | Fixed Rate Subordinated Notes Amount [Member]
Debt Instrument [Line Items]
Maturity Dates	Dec 31, 2011	[5]
Long Term Debt	63,000,000	[5]
Year-End Stated Rate on Debt	5.61%	[5]
Fixed Rate Subordinated Notes Amount [Member] | Other Subsidiaries [Member] | Sale Lease Back Transaction Name [Member]
Debt Instrument [Line Items]
Long Term Debt	132,000,000		87,000,000
Fixed Rate Instruments [Member] | Other Subsidiaries [Member]
Debt Instrument [Line Items]
Debt Instrument, Maturity Date Range, Start	2011-12-31	[9]
Debt Instrument, Maturity Date Range, End	2022-12-31	[1],[9]
Long Term Debt	141,000,000	[1],[9]	114,000,000	[1],[9]
Year-End Stated Rate on Debt	5.64%	[1],[3],[9]	4.98%	[1],[3],[9]
Parent Company [Member]
Debt Instrument [Line Items]
Long Term Debt	10,338,000,000		10,243,000,000
American Express Lending Trust [Member]
Debt Instrument [Line Items]
Year-End Stated Rate on Debt			0.87%
Other Subsidiaries [Member]
Debt Instrument [Line Items]
Long Term Debt	141,000,000
Adjustments to Previously Reported Balance [Member]
Debt Instrument [Line Items]
Long Term Debt			$ 25,000,000,000

[1]	The outstanding balances include (i) unamortized discounts (ii) the impact of movements in exchange rates on foreign currency denominated debt ( $0.6 billion and $1.2 billion as of December 31, 2010 and 2009, respectively), and (iii) the impact of fair value hedge accounting on certain fixed rate notes that have been swapped to floating rate through the use of interest rate swaps. Under fair value hedge accounting, the outstanding balances on these fixed rate notes are adjusted to reflect the impact of changes in fair value due to changes in interest rates. As of December 31, 2010 and 2009, the impact on long-term debt due to fair value hedge accounting was an increase of $0.8 billion and $0.6 billion, respectively. Refer to Note 12 for more details on the Company?s treatment of fair value hedges.
[2]	Effective interest rates are only presented if swaps are in place to hedge the underlying debt. There were no swaps in place as of December 31, 2010
[3]	For floating rate debt issuances, the stated and effective interest rates are based on the floating rates in effect as of December 31, 2010 and 2009, respectively. These rates may not be indicative of future interest rates.
[4]	The Company did not have any federal funds purchased as of December 31, 2010 and 2009.
[5]	Upon adoption of new GAAP effective January 1, 2010, the Lending Trust was consolidated. The December 31, 2009 non-consolidated outstanding balance was $25.0 billion and the year-end stated rate was 0.87 percent.
[6]	Effective interest rates are only presented when swaps are in place to hedge the underlying debt.
[7]	The conduit facility expires on December 15, 2013; the Company is required to pay down the balance one month after the expiry of the facility.
[8]	The maturity date will automatically be extended to September 1, 2066, except in the case of either (i) a prior redemption or (ii) a default. See further discussion below.
[9]	Includes $132 million and $87 million as of December 31, 2010 and 2009, respectively, related to lease transactions.

Debt (Details 2) (USD $) In Millions	Dec. 31, 2010
Aggregate annual maturities on long-term debt obligations
2011	$ 14,263
2012	15,275
2013	10,860
2014	10,091
2015	4,439
Thereafter	11,601
Total	66,529
Unamortized Underwriting Fees	(113)
Total	66,416
Parent Company [Member]
Aggregate annual maturities on long-term debt obligations
2011	400
2012	0
2013	998
2014	1,249
2015	0
Thereafter	7,702
Total	10,349
American Express Travel Related Services Company Inc [Member]
Aggregate annual maturities on long-term debt obligations
2011	1,200
2012	0
2013	0
2014	0
2015	0
Thereafter	0
Total	1,200
American Express Centurion Bank [Member]
Aggregate annual maturities on long-term debt obligations
2011	0
2012	1,207
2013	0
2014	0
2015	5
Thereafter	1,354
Total	2,566
American Express Credit Corporation [Member]
Aggregate annual maturities on long-term debt obligations
2011	2,150
2012	5,679
2013	5,118
2014	3,573
2015	2,484
Thereafter	0
Total	19,004
American Express Federal Savings Bank [Member]
Aggregate annual maturities on long-term debt obligations
2011	5,173
2012	1,607
2013	1,840
2014	0
2015	0
Thereafter	1,298
Total	9,918
American Express Lending Trust [Member]
Aggregate annual maturities on long-term debt obligations
2011	5,330
2012	5,222
2013	2,904
2014	2,685
2015	1,950
Thereafter	1,200
Total	19,291
Other Subsidiaries [Member]
Aggregate annual maturities on long-term debt obligations
2011	10
2012	0
2013	0
2014	84
2015	0
Thereafter	47
Receivables Financing Corporation V LLC [Member]
Aggregate annual maturities on long-term debt obligations
2011	0
2012	1,560
2013	0
2014	2,500
2015	0
Thereafter	0
Total	$ 4,060

Debt (Details Textuals) (USD $)	12 Months Ended
	Dec. 31, 2010		Dec. 31, 2009		Dec. 31, 2008	Dec. 31, 2012	Dec. 31, 2011
Short-term Debt [Line Items]
Short-term borrowings	$ 3,414,000,000	[1]	$ 2,344,000,000	[1]
Debt Instrument [Line Items]
Year-End Stated Rate on Debt	1.03%	[1],[2],[3]	0.57%	[1],[3]
Debt (Textuals) [Abstract]
Principal outstanding of Subordinated Debentures	750,000,000		750,000,000
Interest rate of convertible subordinated debt LIBOR rate plus an annual percentage after year five following balance sheet date	2.23%
Convertible Subordinated Debentures Redeemable Percentage Of Principal	100.00%
Percentage of Tangible Common Equity To Total Adjusted Assets	less than 4 percent
Consolidated net income specific performance measure	equal to or less than zero
Percentage of Decline in Tangible Common Equity	10.00%
Number of months prior to trigger determination date decline in tangible common equity	18
Total bank lines of credit of the company	10,600,000,000		12,200,000,000
Unutilized total credit lines	6,500,000,000		9,000,000,000
Fees to maintain credit lines	7,700,000		6,800,000
Lines of credit facility remaining borrowing capacity supporting commercial paper borrowings	5,700,000,000		8,200,000,000
Line of Credit Facility financial covenants consolidated tangible net worth required	4,100,000,000
Line of credit facility financial covenants combined earnings and fixed charges to fixed charges ratio required	1.25
Line of credit facility financial covenants consolidated tangible net worth actual	13,100,000,000
Line of credit facility financial covenants combined earnings and fixed charges to fixed charges ratio actual	1.54
Total Interest Paid	2,400,000,000		2,300,000,000		3,500,000,000
Line of credit facility expiration amount						7,300,000,000	3,300,000,000
Face amount of eligible notes issued from the Charge Trust	3,000,000,000
Face amount of eligible notes draw downs	2,500,000,000
Specified Date Face Amount of Eligible notes issued	Dec 16, 2013
Date, interest rate automatically extended, Convertible subordinated notes	2066-09-01
Cash flow hedges [Member] | Short-term Debt [Member]
Investment [Line Items]
Derivatives liabilities designated as hedging instruments	0
Federal Funds Purchased [Member]
Short-term Debt [Line Items]
Short-term borrowings	$ 0		$ 0
Convertible Subordinated Debt [Member]
Debt Instrument [Line Items]
Year-End Stated Rate on Debt	6.80%

[1]	The Company did not have any federal funds purchased as of December 31, 2010 and 2009.
[2]	Effective interest rates are only presented if swaps are in place to hedge the underlying debt. There were no swaps in place as of December 31, 2010
[3]	For floating rate debt issuances, the stated and effective interest rates are based on the floating rates in effect as of December 31, 2010 and 2009, respectively. These rates may not be indicative of future interest rates.

Other liabilities (Details) (USD $) In Millions	Dec. 31, 2010		Dec. 31, 2009
Summary of other liabilities
Membership Rewards liabilities	$ 4,500		$ 4,303
Employee-related liablities	2,026	[1]	1,877	[1]
Book overdraft balances	1,538		1,422
Rebate accruals	1,475	[2]	1,309	[2]
Deferred charge card fees, net	1,036		1,034
Other	5,371	[3]	4,785	[3]
Total	15,946		14,730
Carrying amount of deferred charge card and other fees
Deferred charge card and other fees	1,194	[4]	1,213	[4]
Deferred direct acquisition costs	(67)		(60)
Reserves for membership cancellations	(91)		(119)
Total	$ 1,036		$ 1,034

[1]	Employee-related liabilities include employee benefit plan obligations and incentive compensation.
[2]	Rebate accruals include payments to third-party card issuing partners and cash-back reward costs.
[3]	Other includes accruals for general operating expenses, litigation, client incentives, advertising and promotion, derivatives, restructuring and reengineering reserves.
[4]	Includes deferred fees for Membership Reward program participants

Derivatives and Hedging Activities (Details) (USD $) In Millions	Dec. 31, 2010		Dec. 31, 2009
Derivatives and Hedging Activities (Textuals) [Abstract]
Netting of derivative assets and derivative liabilities	$ 18		$ 33
Cash flow hedges [Member] | Other Assets [Member]
Derivative Asset, Fair Value [Abstract]
Derivatives assets designated as hedging instruments	2		1
Other Assets [Member]
Derivative Asset, Fair Value [Abstract]
Derivatives assets designated as hedging instruments	977		765
Derivatives assets not designated as hedging instruments	112		68
Total fair value of derivatives assets	1,089	[1]	833	[1]
Other Assets [Member] | Fair Value Hedging [Member]
Derivative Asset, Fair Value [Abstract]
Derivatives assets designated as hedging instruments	909		632
Other Assets [Member] | Net investment hedges [Member]
Derivative Asset, Fair Value [Abstract]
Derivatives assets designated as hedging instruments	66		132
Other Assets [Member] | Interest rate contracts [Member]
Derivative Asset, Fair Value [Abstract]
Derivatives assets not designated as hedging instruments	3		11
Other Assets [Member] | Foreign exchange contracts [Member]
Derivative Asset, Fair Value [Abstract]
Derivatives assets not designated as hedging instruments	109	[2]	57	[2]
Other Assets [Member] | Equity-linked contract [Member]
Derivative Asset, Fair Value [Abstract]
Derivatives assets not designated as hedging instruments	0	[3]	0	[3]
Cash flow hedges [Member] | Other Liabilities [Member]
Derivative Liability, Fair Value [Abstract]
Derivatives liabilities designated as hedging instruments	13		44
Other Liabilities [Member]
Derivative Liability, Fair Value [Abstract]
Derivatives liabilities designated as hedging instruments	323		180
Derivatives liabilities not designated as hedging instruments	96		103
Total fair value of derivatives liabilties	419	[1]	283	[1]
Other Liabilities [Member] | Fair Value Hedging [Member]
Derivative Liability, Fair Value [Abstract]
Derivatives liabilities designated as hedging instruments	38		6
Other Liabilities [Member] | Net investment hedges [Member]
Derivative Liability, Fair Value [Abstract]
Derivatives liabilities designated as hedging instruments	272		130
Other Liabilities [Member] | Interest rate contracts [Member]
Derivative Liability, Fair Value [Abstract]
Derivatives liabilities not designated as hedging instruments	3		5
Other Liabilities [Member] | Foreign exchange contracts [Member]
Derivative Liability, Fair Value [Abstract]
Derivatives liabilities not designated as hedging instruments	91	[2]	95	[2]
Other Liabilities [Member] | Equity-linked contract [Member]
Derivative Liability, Fair Value [Abstract]
Derivatives liabilities not designated as hedging instruments	$ 2	[3]	$ 3	[3]

[1]	GAAP permits the netting of derivative assets and derivative liabilities when a legally enforceable master netting agreement exists between the Company and its derivative counterparty. As of December 31, 2010 and December 31, 2009, $18 million and $33 million, respectively, of derivative assets and liabilities have been offset and presented net on the Consolidated Balance Sheets.
[2]	Includes foreign currency derivatives embedded in certain operating agreements.
[3]	Represents an equity-linked derivative embedded in one of the Company's investment securities.

Derivatives and Hedging Activities (Details 1) (Other Expense [Member], Interest rate contracts [Member], USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Derivative Instruments, Gain (Loss) [Line Items]
Net hedge ineffectiveness	$ 13	$ (9)	$ 69
Derivative [Member]
Derivative Instruments, Gain (Loss) [Line Items]
Derivative contract	246	(446)	967
Fair Value Hedging [Member]
Derivative Instruments, Gain (Loss) [Line Items]
Hedged item	$ (233)	$ 437	$ (898)

Derivatives and Hedging Activities (Details 2) (USD $)	12 Months Ended
	Dec. 31, 2010		Dec. 31, 2009		Dec. 31, 2008
Cash flow hedges [Member] | Interest Expense [Member] | Interest rate contracts [Member]
Derivative Instruments, Gain (Loss) [Line Items]
Amount reclassified from AOCI into income	$ (36,000,000)	[1]	$ (115,000,000)	[1]	$ (247,000,000)
Cash flow hedges [Member] | Other Expense [Member] | Interest rate contracts [Member]
Derivative Instruments, Gain (Loss) [Line Items]
Net hedge ineffectiveness	0	[1]	0	[1]	0
Net investment hedges [Member] | Other Expense [Member] | Foreign exchange contracts [Member]
Derivative Instruments, Gain (Loss) [Line Items]
Amount reclassified from AOCI into income	0		0		0
Net hedge ineffectiveness	$ (3,000,000)		$ (1,000,000)		$ 3,000,000

[1]	During the Twelve months ended December 30, 2010 and 2009, there were no forecasted transactions that were considered no longer probable to occur.

Derivatives and Hedging Activities (Details 3) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010		Dec. 31, 2009		Dec. 31, 2008
Derivative Instruments, Gain (Loss) [Line Items]
Gains (losses) recognized in income	$ 87		$ 53		$ (43)
Interest Expense [Member] | Short-term Debt [Member] | Foreign exchange contracts [Member]
Derivative Instruments, Gain (Loss) [Line Items]
Gains (losses) recognized in income	7	[1]	5	[1]	(7)
Interest Expense [Member] | Long-term Debt [Member] | Foreign exchange contracts [Member]
Derivative Instruments, Gain (Loss) [Line Items]
Gains (losses) recognized in income	93	[1]	35	[1]	22
Other Expense [Member] | Interest rate contracts [Member]
Derivative Instruments, Gain (Loss) [Line Items]
Gains (losses) recognized in income	(8)		17		(33)
Other Expense [Member] | Foreign exchange contracts [Member]
Derivative Instruments, Gain (Loss) [Line Items]
Gains (losses) recognized in income	(3)	[1],[2]	(8)	[1]	(38)
Other Income [Member] | Foreign exchange contracts [Member]
Derivative Instruments, Gain (Loss) [Line Items]
Gains (losses) recognized in income	0		(1)		0
Other Income [Member] | Equity-linked contract [Member]
Derivative Instruments, Gain (Loss) [Line Items]
Gains (losses) recognized in income	(6)	[3]	1	[4]	0
Interest Income [Member] | Foreign exchange contracts [Member]
Derivative Instruments, Gain (Loss) [Line Items]
Gains (losses) recognized in income	$ 4	[1]	$ 4	[1]	$ 13

[1]	For the years ended December 31, 2010, foreign exchange contracts include embedded foreign currency derivatives. Gains (losses) on these embedded derivatives are included in other, net expenses.
[2]	Upon adoption of new GAAP effective January 1, 2010, the Lending Trust was consolidated. The December 31, 2009 non-consolidated outstanding balance was $25.0 billion and the year-end stated rate was 0.87 percent.
[3]	Corporate and Other includes adjustments and eliminations for intersegment activity.
[4]	Represents income from continuing operations or net income, as applicable, less (i) accelerated preferred dividend accretion of $212 million for the year ended December 31, 2009 due to the repurchase of $3.39 billion of preferred shares issued as part of the Capital Purchase Program (CPP), (ii) preferred share dividends and related accretion of $94 million for the year ended December 31, 2009, and (iii) earnings allocated to participating share awards and other items of $51 million, $22 million and $15 million for the years ended December 31, 2010, 2009 and 2008, respectively.

Derivatives and Hedging Activities (Details Textuals) (USD $)	12 Months Ended
	Dec. 31, 2010		Dec. 31, 2009	Dec. 31, 2008
Derivatives and Hedging Activities (Textuals) [Abstract]
Hedging floating rate debt using interest rate swaps	$ 1,300,000,000		$ 1,600,000,000
Net reduction in interest expense on long term debt and other	522,000,000	[1],[2]	464,000,000	122,000,000
Net pretax losses on derivatives reclassified from AOCI into earnings	11,000,000
Hedging of fixed-rate debt to floating-rate debt using interest rate swaps	$ 15,900,000,000		$ 15,100,000,000

[1]	For cardmember receivables in International Card Services and Global Commercial Services, delinquency data is tracked based on days past billing status rather than days past due. A cardmember account is considered 90 days past billing if payment has not been received within 90 days of the cardmember's billing statement date. In addition, if the Company initiates collection procedures on an account prior to the account becoming 90 days past billing the associated cardmember receivable balance is considered as 90 days past billing. These amounts are shown above as 90+ Days Past Due for presentation purposes. Historically, data for periods prior to 90 days past billing are not available due to system constraints. Therefore, it has not been utilized for risk management purposes. The balances that are current - 89 days past due can be derived as difference between the Total and the 90+ Days Past Due balances
[2]	Historically, data for periods prior to 90 days past billing are not available due to system constraints. Therefore, it has not been utilized for risk management purposes. The balances that are current - 89 days past due can be derived as the difference between the Total and the 90+ Days Past Due balances.

Guarantees (Details) (USD $)	Dec. 31, 2010		Dec. 31, 2009
Type of Guarantee
Maximum amount of undiscounted future payments	$ 68,000,000,000	[1]	$ 67,000,000,000	[1]
Amount of related liability	213,000,000	[2]	186,000,000	[2]
Card and Travel Operations [Member]
Type of Guarantee
Maximum amount of undiscounted future payments	67,000,000,000	[1],[3]	66,000,000,000	[1],[3]
Amount of related liability	114,000,000	[2],[3]	112,000,000	[2],[3]
Other Guarantees [Member]
Type of Guarantee
Maximum amount of undiscounted future payments	1,000,000,000	[1],[4]	1,000,000,000	[1],[4]
Amount of related liability	$ 99,000,000	[2],[4]	$ 74,000,000	[2],[4]

[1]	Represents the notional amounts that could be lost under the guarantees and indemnifications if there were a total default by the guaranteed parties. The Merchant Protection guarantee is calculated using management's best estimate of maximum exposure based on all eligible claims as measured against annual billed business volumes.
[2]	Included as part of other liabilities on the Company's Consolidated Balance Sheets.
[3]	Includes Credit Card Registry, Return Protection, Account Protection and Merchant Protection, which the Company offers directly to cardmembers.
[4]	Primarily includes guarantees related to the Company's business dispositions, real estate, and tax, as well as contingent consideration obligations, each of which are individually smaller indemnifications.

Common and Preferred Shares and Warrants (Details)	12 Months Ended
	Dec. 31, 2010		Dec. 31, 2009		Dec. 31, 2008
Authorized shares and a reconciliation of common shares issued and outstanding
Common shares, authorized	3,600,000,000	[1]	3,600,000,000	[1]	3,600,000,000	[1]
Shares issued and outstanding at beginning of period	1,192,000,000		1,160,000,000		1,158,000,000
(Repurchases) Issuance of common shares	(14,000,000)		22,000,000	[2],[3]	(5,000,000)
Other, primarily stock option exercises and RSAs granted	19,000,000		10,000,000		7,000,000
Shares issued and outstanding as of December 31	1,197,000,000		1,192,000,000		1,160,000,000
Shares reserved for issuance under employee stock and employee benefit plans	104,000,000

[1]	Of the common shares authorized but unissued as of December 31, 2010, approximately 104 million shares were reserved for issuance under employee stock and employee benefit plans.
[2]	For cardmember receivables in International Card Services and Global Commercial Services, delinquency data is tracked based on days past billing status rather than days past due. A cardmember account is considered 90 days past billing if payment has not been received within 90 days of the cardmember's billing statement date. In addition, if the Company initiates collection procedures on an account prior to the account becoming 90 days past billing the associated cardmember receivable balance is considered as 90 days past billing. These amounts are shown above as 90+ Days Past Due for presentation purposes. Historically, data for periods prior to 90 days past billing are not available due to system constraints. Therefore, it has not been utilized for risk management purposes. The balances that are current - 89 days past due can be derived as difference between the Total and the 90+ Days Past Due balances
[3]	Historically, data for periods prior to 90 days past billing are not available due to system constraints. Therefore, it has not been utilized for risk management purposes. The balances that are current - 89 days past due can be derived as the difference between the Total and the 90+ Days Past Due balances.

Common and Preferred Shares and Warrants (Details Textuals) (USD $) Share data in Millions, except Per Share data	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008	Jan. 09, 2009
Component of Operating Other Cost and Expense [Line Items]
Accelerated preferred dividend accretion		$ 74,000,000
Common and Preferred Shares and Warrants (Textuals) [Abstract]
Common shares remaining under share repurchase authorizations	86
Shares held as treasury shares	4.7	5	0.4
Treasury shares included as a reduction to additional paid-in capital	219,000,000	235,000,000	21,000,000
Preferred shares, authorized	20
Preferred shares, par value	1.66 2/3
Issuance of preferred shares and common stock warrants	0	3,389,000,000	0
Cumulative Perpetual Preferred Shares Series A issued				3.39
Fixed rate of Cumulative Perpetual Preferred Shares Series A		5
Common shares purchased related to a ten year warrant				24
Exercise price of common shares purchased				20.95
Repurchase of American Express Series A preferred shares	0	3,389,000,000	0
Reduction to earnings per share (EPS) attributable to common shareholders		$ 0.18
Repurchase of warrants	0	340,000,000	0
Accretion Expense [Member]
Component of Operating Other Cost and Expense [Line Items]
Accelerated preferred dividend accretion		$ 212,000,000

Changes in Accumulated Other Comprehensive (Loss) Income (Details) (USD $)	12 Months Ended																																				3 Months Ended
	Dec. 31, 2010		Dec. 31, 2009		Dec. 31, 2008		Dec. 31, 2010 Accumulated Other Comprehensive (Loss) Income [Member]		Dec. 31, 2009 Accumulated Other Comprehensive (Loss) Income [Member]		Dec. 31, 2008 Accumulated Other Comprehensive (Loss) Income [Member]		Dec. 31, 2010 Net Unrealized Gains (Losses) on Investment Securities [Member]		Dec. 31, 2009 Net Unrealized Gains (Losses) on Investment Securities [Member]		Dec. 31, 2008 Net Unrealized Gains (Losses) on Investment Securities [Member]		Dec. 31, 2010 Net Unrealized Gains (Losses) on Cash Flow Hedges [Member]		Dec. 31, 2009 Net Unrealized Gains (Losses) on Cash Flow Hedges [Member]		Dec. 31, 2008 Net Unrealized Gains (Losses) on Cash Flow Hedges [Member]		Dec. 31, 2010 Foreign Currency Translation Adjustments [Member]		Dec. 31, 2009 Foreign Currency Translation Adjustments [Member]		Dec. 31, 2008 Foreign Currency Translation Adjustments [Member]		Dec. 31, 2010 Net Unrealized Pension and Other Postretirement Benefit Losses [Member]		Dec. 31, 2009 Net Unrealized Pension and Other Postretirement Benefit Losses [Member]		Dec. 31, 2008 Net Unrealized Pension and Other Postretirement Benefit Losses [Member]		Sep. 30, 2009 Error Correction Period And Prior Period Adjustments Period And Amount [Member]
Changes in Other Comprehensive income
Balance as of December 31	$ (712,000,000)						$ (712,000,000)	[1],[2]	$ (1,606,000,000)	[2]	$ (442,000,000)	[2]	$ 507,000,000	[2]	$ (699,000,000)	[2]	$ 12,000,000	[2]	$ (28,000,000)	[2]	$ (80,000,000)	[2],[3]	$ (71,000,000)	[2]	$ (722,000,000)	[2]	$ (368,000,000)	[2]	$ (255,000,000)	[2]	$ (469,000,000)	[2]	$ (459,000,000)	[2]	$ (128,000,000)	[2]
Impact of the Adoption of new GAAP							(315,000,000)	[2],[4]					(315,000,000)	[2]
Net unrealized gains (losses)							(141,000,000)	[2]	1,329,000,000	[2]	(888,000,000)	[2]	(139,000,000)	[2]	1,351,000,000	[2]	(718,000,000)	[2]	(2,000,000)	[2]	(22,000,000)	[2]	(170,000,000)	[2]
Reclassification for realized (gains) losses into earnings							28,000,000	[2]	(71,000,000)	[2]	153,000,000	[2]	4,000,000	[2]	(145,000,000)	[2]	(8,000,000)	[2]	23,000,000	[2]	74,000,000	[2]	161,000,000	[2]	1,000,000	[2]
Net translation of investments in foreign operations							189,000,000	[2]	523,000,000	[2],[5]	(1,102,000,000)	[2],[6],[7]													189,000,000	[2]	523,000,000	[2],[5]	(1,102,000,000)	[2]							190,000,000
Net gains (losses) related to hedges of investment in foreign operations							29,000,000	[2]	(877,000,000)	[2]	961,000,000	[2]													29,000,000	[2]	(877,000,000)	[2]	961,000,000	[2]
Pension and other postretirement benefit losses							5,000,000	[2]	(10,000,000)	[2]	(329,000,000)	[2]																			5,000,000	[2]	(10,000,000)	[2]	(329,000,000)	[2]
Discontinued operations											41,000,000	[2],[8]					15,000,000	[2],[8]											28,000,000	[2],[8]					(2,000,000)	[2],[3],[8]
Net change in accumulated other comprehensive (loss) income							(205,000,000)	[2]	894,000,000	[2]	(1,164,000,000)	[2]	(450,000,000)	[2]	1,206,000,000	[2]	(711,000,000)	[2]	21,000,000	[2]	52,000,000	[2]	(9,000,000)	[2]	219,000,000	[2]	(354,000,000)	[2]	(113,000,000)	[2]	5,000,000	[2]	(10,000,000)	[2]	(331,000,000)	[2]
Balance as of December 31	(917,000,000)		(712,000,000)				(917,000,000)	[2]	(712,000,000)	[1],[2]	(1,606,000,000)	[2]	57,000,000	[2]	507,000,000	[2]	(699,000,000)	[2]	(7,000,000)	[2]	(28,000,000)	[2]	(80,000,000)	[2],[3]	(503,000,000)	[2]	(722,000,000)	[2]	(368,000,000)	[2]	(464,000,000)	[2]	(469,000,000)	[2]	(459,000,000)	[2]
Tax impact for the changes in each component of accumulated other comprehensive (loss) income
Investment securities	(272,000,000)		749,000,000		(472,000,000)
Cash flow hedges	11,000,000		29,000,000		(4,000,000)
Foreign currency translation adjustments	22,000,000		33,000,000		(66,000,000)
Net investment hedges	(396,000,000)		0		0
Pension and other postretirement benefit losses	18,000,000		(28,000,000)		(159,000,000)
Discontinued operations	0	[8]	0	[5],[8]	16,000,000	[5],[8]
Total tax impact	$ (617,000,000)		$ 783,000,000		$ (685,000,000)

[1]	Includes $132 million and $87 million as of December 31, 2010 and 2009, respectively, related lease transactions.
[2]	The following table shows the tax impact for the three years ended December 31, for the changes in each component of accumulated other comprehensive (loss) income:
[3]	Upon adoption of new GAAP effective January 1, 2010, the Lending Trust was consolidated. The December 31, 2009 non-consolidated outstanding balance was $25.0 billion and the year-end stated rate was 0.87 percent.
[4]	As described further in Notes 6 and 7, as a result of the adoption of new GAAP effective January 1, 2010, the Company no longer presents within its Consolidated Financial Statements the effects of the retained subordinated securities issued by previously unconsolidated VIEs related to the Company?s cardmember loan securitization programs.
[5]	Includes a $190 million other comprehensive loss, recorded in the third quarter of 2009, representing the correction of an error related to the accounting in prior periods for cumulative translation adjustments associated with a net investment in foreign subsidiaries. (Refer to Note 19 for further details).
[6]	For cardmember receivables in International Card Services and Global Commercial Services, delinquency data is tracked based on days past billing status rather than days past due. A cardmember account is considered 90 days past billing if payment has not been received within 90 days of the cardmember's billing statement date. In addition, if the Company initiates collection procedures on an account prior to the account becoming 90 days past billing the associated cardmember receivable balance is considered as 90 days past billing. These amounts are shown above as 90+ Days Past Due for presentation purposes. Historically, data for periods prior to 90 days past billing are not available due to system constraints. Therefore, it has not been utilized for risk management purposes. The balances that are current - 89 days past due can be derived as difference between the Total and the 90+ Days Past Due balances
[7]	Historically, data for periods prior to 90 days past billing are not available due to system constraints. Therefore, it has not been utilized for risk management purposes. The balances that are current - 89 days past due can be derived as the difference between the Total and the 90+ Days Past Due balances.
[8]	Relates to the change in accumulated other comprehensive (loss) income prior to the dispositions of AEB and AEIDC.

Restructuring Charges (Details) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010		Dec. 31, 2009		Dec. 31, 2008
Restructuring Charges
Beginning Balance	$ 285		$ 427		$ 69
Restructuring charges	96	[1]	185		434	[2],[3]
Payments	(155)		(332)		(76)
Other non-cash	(11)	[4]	5	[4]	0	[4]
Ending Balance	215	[5]	285		427
Corporate and Other [Member] | Severance [Member]
Restructuring Charges
Restructuring charges	133
Severance [Member]
Restructuring Charges
Beginning Balance	253	[6]	365	[6]	60	[6]
Restructuring charges	98	[1],[6]	161	[6]	366	[2],[3],[6]
Payments	(141)	[6]	(287)	[6]	(63)	[6]
Other non-cash	(11)	[4],[6]	14	[4],[6]	2	[4],[6]
Ending Balance	199	[5],[6]	253	[6]	365	[6]
Other Terminations [Member]
Restructuring Charges
Beginning Balance	32	[7]	62	[7]	9	[7]
Restructuring charges	(2)	[1],[7]	24	[7]	68	[2],[3],[7]
Payments	(14)	[7]	(45)	[7]	(13)	[7]
Other non-cash	0	[4],[7]	(9)	[4],[7]	(2)	[4],[7]
Ending Balance	16	[5],[7]	32	[7]	62	[7]
U.S. Card Services [Member]
Restructuring Charges
Restructuring charges	52
International Card Services [Member]
Restructuring Charges
Restructuring charges	12
Global Commercial Services [Member]
Restructuring Charges
Restructuring charges	21
Global Network And Merchant Services [Member]
Restructuring Charges
Restructuring charges	16
Corporate and Other [Member]
Restructuring Charges
Restructuring charges	$ (5)

[1]	Net adjustments of $27 million were recorded in the Company's reportable operating segments as follows: $4 million in USCS, $13 million in ICS, $(2) million in GCS, and $12 million in Corporate & Other. These adjustments primarily relate to higher employee redeployments to other positions within the Company, business changes and modifications to existing initiatives.
[2]	Adjustments primarily relate to higher than anticipated redeployments of displaced employees to other positions within the Company.
[3]	Includes $17 million related to discontinued operations.
[4]	Consists primarily of foreign exchange impacts. During 2009, the amounts in other also include asset impairments directly related to restructuring activity.
[5]	The majority of cash payments related to the remaining restructuring liabilities are expected to be completed in 2012, with the exception of certain smaller amounts related to contractual long-term severance arrangements which are expected to be completed in 2013, and certain lease obligations which will continue until their expiration in 2018.
[6]	Accounted for in accordance with the GAAP governing the accounting for nonretirement postemployment benefits and for costs associated with exit or disposal activities.
[7]	Other primarily includes facility exit, asset impairment and contract termination costs.

Restructuring Charges (Details 1) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010		Dec. 31, 2009		Dec. 31, 2008
Restructuring charges, by reportable segment
Restructuring charges	$ 96	[1]	$ 185		$ 434	[2],[3]
Cumulative Restructuring Expense Incurred To Date On In-Progress Restructuring Programs	694	[4]
U.S. Card Services [Member]
Restructuring charges, by reportable segment
Restructuring charges	52
Cumulative Restructuring Expense Incurred To Date On In-Progress Restructuring Programs	105
U.S. Card Services [Member] | Severance [Member]
Restructuring charges, by reportable segment
Cumulative Restructuring Expense Incurred To Date On In-Progress Restructuring Programs	99
U.S. Card Services [Member] | Other Terminations [Member]
Restructuring charges, by reportable segment
Cumulative Restructuring Expense Incurred To Date On In-Progress Restructuring Programs	6
International Card Services [Member]
Restructuring charges, by reportable segment
Restructuring charges	12
Cumulative Restructuring Expense Incurred To Date On In-Progress Restructuring Programs	95
International Card Services [Member] | Severance [Member]
Restructuring charges, by reportable segment
Cumulative Restructuring Expense Incurred To Date On In-Progress Restructuring Programs	92
International Card Services [Member] | Other Terminations [Member]
Restructuring charges, by reportable segment
Cumulative Restructuring Expense Incurred To Date On In-Progress Restructuring Programs	3
Global Commercial Services [Member]
Restructuring charges, by reportable segment
Restructuring charges	21
Cumulative Restructuring Expense Incurred To Date On In-Progress Restructuring Programs	272
Global Commercial Services [Member] | Severance [Member]
Restructuring charges, by reportable segment
Cumulative Restructuring Expense Incurred To Date On In-Progress Restructuring Programs	241
Global Commercial Services [Member] | Other Terminations [Member]
Restructuring charges, by reportable segment
Cumulative Restructuring Expense Incurred To Date On In-Progress Restructuring Programs	31
Global Network And Merchant Services [Member]
Restructuring charges, by reportable segment
Restructuring charges	16
Cumulative Restructuring Expense Incurred To Date On In-Progress Restructuring Programs	73
Global Network And Merchant Services [Member] | Severance [Member]
Restructuring charges, by reportable segment
Cumulative Restructuring Expense Incurred To Date On In-Progress Restructuring Programs	64
Global Network And Merchant Services [Member] | Other Terminations [Member]
Restructuring charges, by reportable segment
Cumulative Restructuring Expense Incurred To Date On In-Progress Restructuring Programs	9
Corporate and Other [Member]
Restructuring charges, by reportable segment
Restructuring charges	(5)
Cumulative Restructuring Expense Incurred To Date On In-Progress Restructuring Programs	149	[5]
Severance and other charges	125
Corporate and Other [Member] | Severance [Member]
Restructuring charges, by reportable segment
Restructuring charges	133
Cumulative Restructuring Expense Incurred To Date On In-Progress Restructuring Programs	116
Corporate and Other [Member] | Other Terminations [Member]
Restructuring charges, by reportable segment
Cumulative Restructuring Expense Incurred To Date On In-Progress Restructuring Programs	33
Severance [Member]
Restructuring charges, by reportable segment
Restructuring charges	98	[1],[6]	161	[6]	366	[2],[3],[6]
Cumulative Restructuring Expense Incurred To Date On In-Progress Restructuring Programs	612
Other Terminations [Member]
Restructuring charges, by reportable segment
Restructuring charges	(2)	[1],[7]	24	[7]	68	[2],[3],[7]
Cumulative Restructuring Expense Incurred To Date On In-Progress Restructuring Programs	$ 82

[1]	Net adjustments of $27 million were recorded in the Company's reportable operating segments as follows: $4 million in USCS, $13 million in ICS, $(2) million in GCS, and $12 million in Corporate & Other. These adjustments primarily relate to higher employee redeployments to other positions within the Company, business changes and modifications to existing initiatives.
[2]	Adjustments primarily relate to higher than anticipated redeployments of displaced employees to other positions within the Company.
[3]	Includes $17 million related to discontinued operations.
[4]	As of December 31, 2010, the total expenses to be incurred for previously approved restructuring activities that were in progress are not expected to be materially different than the cumulative expenses incurred to date for these programs, except for those 2011 charges noted above.
[5]	The Corporate & Other segment includes certain severance and other charges of $125 million, related to Company-wide support functions which were not allocated to the Company's operating segments, as these were corporate initiatives, which is consistent with how such charges were reported internally.
[6]	Accounted for in accordance with the GAAP governing the accounting for nonretirement postemployment benefits and for costs associated with exit or disposal activities.
[7]	Other primarily includes facility exit, asset impairment and contract termination costs.

Restructuring Charges (Details Textuals) (USD $) In Millions, unless otherwise specified	3 Months Ended		12 Months Ended									3 Months Ended	12 Months Ended		6 Months Ended	12 Months Ended							3 Months Ended	12 Months Ended
	Jun. 30, 2009	Dec. 31, 2008	Dec. 31, 2010		Dec. 31, 2009	Dec. 31, 2008		Dec. 31, 2010 U.S. Card Services [Member]	Dec. 31, 2010 International Card Services [Member]	Dec. 31, 2010 Global Commercial Services [Member]	Dec. 31, 2010 Global Network And Merchant Services [Member]	Dec. 31, 2009 Global Network And Merchant Services [Member] Reorganization of Certain Senior Leadership Positions [Member]	Dec. 31, 2010 Corporate and Other [Member]	Dec. 31, 2010 Corporate and Other [Member] Severance [Member]	Jun. 30, 2009 Downsizing and Reorganizing Operations [Member]	Dec. 31, 2010 Severance [Member]		Dec. 31, 2009 Severance [Member]		Dec. 31, 2008 Severance [Member]		Dec. 31, 2010 Facility Closing [Member]	Dec. 31, 2008 Other Restructuring Charges [Member]	Dec. 31, 2010 Smaller Corporate Initiatives [Member]	Dec. 31, 2008 Segment, Discontinued Operations [Member]
Restructuring Charges (Textuals) [Abstract]
Restructuring charges, Incurred cost			$ 96	[1]	$ 185	$ 434	[2],[3]	$ 52	$ 12	$ 21	$ 16	$ 38	$ (5)	$ 133	$ 199	$ 98	[1],[4]	$ 161	[4]	$ 366	[2],[3],[4]		$ 410	$ 25	$ 17
Restructuring and related cost number of positions to be eliminated			3,200
Restructuring and related cost number of positions eliminated					4,000	7,000
Decrease in staff Level as a result of restructuring			400
Restructuring and related cost percentage of positions eliminated	6.00%	10.00%
Restructuring charges, adjustments			27		52	10		4	13	(2)			12
Aggregate additional restructuring charges, lower range			60
Aggregate additional restructuring charges, upper range			$ 80
Estimated percentage of cost recorded in business units								73.00%	5.00%	12.00%	10.00%					40.00%						60.00%

[1]	Net adjustments of $27 million were recorded in the Company's reportable operating segments as follows: $4 million in USCS, $13 million in ICS, $(2) million in GCS, and $12 million in Corporate & Other. These adjustments primarily relate to higher employee redeployments to other positions within the Company, business changes and modifications to existing initiatives.
[2]	Adjustments primarily relate to higher than anticipated redeployments of displaced employees to other positions within the Company.
[3]	Includes $17 million related to discontinued operations.
[4]	Accounted for in accordance with the GAAP governing the accounting for nonretirement postemployment benefits and for costs associated with exit or disposal activities.

Income Taxes (Details) (USD $)	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Current income tax expense (benefit):
U.S. federal	$ 532,000,000	$ 661,000,000	$ 735,000,000
U.S. state and local	110,000,000	40,000,000	(28,000,000)
Non-U.S.	508,000,000	295,000,000	352,000,000
Total current income tax expense	1,150,000,000	996,000,000	1,059,000,000
Deferred income tax expense (benefit):
U.S. federal	782,000,000	(231,000,000)	(150,000,000)
U.S. state and local	78,000,000	24,000,000	(84,000,000)
Non-U.S.	(103,000,000)	(85,000,000)	(115,000,000)
Total deferred income tax expense (benefit)	757,000,000	(292,000,000)	(349,000,000)
Total income tax expense on continuing operations	1,907,000,000	704,000,000	710,000,000
Income tax expense from discontinued operations	$ 0	$ 4,000,000	$ 12,000,000

Income Taxes (Details 1)	12 Months Ended
	Dec. 31, 2010		Dec. 31, 2009		Dec. 31, 2008
Effective tax rate reconciliation
Combined tax at U.S. statutory federal income tax rate	35.00%		35.00%		35.00%
Increase (Decrease) in taxes resulting from:
Tax-exempt income	1.90%		(4.60%)		(3.90%)
State and local income taxes, net of federal benefit	2.70%		2.70%		1.60%
Non-U.S. subsidiaries earnings	(3.10%)		(6.80%)		(8.40%)
Tax settlements	(1.30%)	[1]	(1.40%)	[1]	(5.50%)	[1]
All other	0.60%		(0.10%)		1.00%
Actual tax rates	32.00%		24.80%		19.80%

[1]	Relates to the resolution of tax matters in various jurisdictions.

Income Taxes (Details 2) (USD $) In Millions	Dec. 31, 2010		Dec. 31, 2009
Deferred tax assets:
Reserves not yet deducted for tax purposes	$ 3,789		$ 3,495
Employee compensation and benefits	741		717
Other	290		114
Gross deferred tax assets	4,820		4,326
Valuation allowance	(104)		(60)
Deferred tax assets after valuation allowance	4,716		4,266
Deferred tax liabilities:
Intangibles and fixed assets	834		744
Deferred revenue	36		49
Asset securitizations	43		70
Net unrealized securities gains	19		291
Other	387		133
Gross deferred tax liabilities	1,319		1,287
Net deferred tax assets	$ 3,397	[1]	$ 2,979	[1]

[1]	Refer to Notes 17 and 12 for a discussion of deferred tax assets, net, and derivative assets, respectively, as of December 31, 2010 and 2009. Derivative assets reflect the effect of master netting agreements.

Income Taxes (Details 3) (USD $)	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Reconciliation of Unrecognized Tax Benefits, Excluding Amounts Pertaining to Examined Tax Returns [Roll Forward]
Balance, January 1	$ 1,081,000,000	$ 1,176,000,000	$ 1,112,000,000
Increases:
Current year tax positions	182,000,000	39,000,000	81,000,000
Tax positions related to prior years	403,000,000	161,000,000	409,000,000
Effects of foreign currency translations	0	1,000,000	0
Decreases:
Tax positions related to prior years	(145,000,000)	(197,000,000)	(208,000,000)
Settlements with tax authorities	(138,000,000)	(97,000,000)	(213,000,000)
Lapse of statute of limitations	(6,000,000)	(2,000,000)	(3,000,000)
Effects of foreign currency translations	0	0	(2,000,000)
Balance, December 31	$ 1,377,000,000	$ 1,081,000,000	$ 1,176,000,000

Income Taxes (Details) (Textuals) (USD $)	12 Months Ended					6 Months Ended	7 Months Ended	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2007	Dec. 31, 2010 Non-U.S. [Member]	Jun. 30, 2008 Internal Revenue Service (IRS) [Member]	Jul. 31, 2009 Internal Revenue Service (IRS) [Member]	Dec. 31, 2010 Internal Revenue Service (IRS) [Member]
Income Taxes Of Non Us Subsidiaries [Line Items]
Accumulated earnings intended to be permanently reinvested outside the U.S.					$ 7,400,000,000
Income Taxes (Textuals)
U.S. statutory federal income tax rate	35.00%	35.00%	35.00%
Aggregate of federal taxes	1,900,000,000
Income taxes paid	800,000,000	400,000,000	2,000,000,000
Unrecognized tax benefits	1,377,000,000	1,081,000,000	1,176,000,000	1,112,000,000
Unrecognized tax benefits that affect effective tax rate	476,000,000	480,000,000	452,000,000
Unrecognized tax benefits as a result of potential resolutions of prior years' tax	991,000,000
Unrecognized tax benefits, temporary differences	320,000,000
Unrecognized tax benefits, amounts recorded to equity	404,000,000
Unrecognized tax benefits estimated range not possible to quantify	267,000,000
Unrecognized tax benefits income tax penalties and interest expense	31,000,000	1,000,000	60,000,000
Unrecognized tax benefits income tax penalties and interest accrued	$ 226,000,000	$ 282,000,000
Income Tax Contingency [Line Items]
Open tax years by major tax jurisdiction						1997 through 2002	2003 and 2004	2005 through 2007

Earnings Per Common Share (EPS) (Details) (USD $) Share data in Millions, except Per Share data	3 Months Ended														12 Months Ended
	Dec. 31, 2010		Sep. 30, 2010		Jun. 30, 2010		Mar. 31, 2010	Dec. 31, 2009		Sep. 30, 2009		Jun. 30, 2009		Mar. 31, 2009	Dec. 31, 2010		Dec. 31, 2009		Dec. 31, 2008
Component of Operating Other Cost and Expense [Line Items]
Accelerated preferred dividend accretion																	$ 74,000,000
Basic and diluted:
Income from continuing operations	1,062,000,000	[1]	1,093,000,000	[2]	1,017,000,000	[2]	885,000,000	710,000,000	[3]	642,000,000	[2]	342,000,000	[2],[3]	443,000,000	4,057,000,000		2,137,000,000		2,871,000,000
Preferred shares dividends, accretion, and recognition of remaining unaccreted dividends															0	[4]	(306,000,000)	[4]	0	[4]
Earnings allocated to participating share awards and other items															(51,000,000)	[5]	(22,000,000)	[5],[6]	(15,000,000)	[5]
Loss from discontinued operations, net of tax	0	[1]	0		0		0	6,000,000	[3]	(2,000,000)	[2]	(5,000,000)	[2],[3]	(6,000,000)	0		(7,000,000)		(172,000,000)
Net income attributable to common shareholders															4,006,000,000		1,802,000,000		2,684,000,000
Denominator:
Basic															1,188		1,168		1,154
Add: weighted-average stock options and warrants															7	[7]	3	[7]	2	[7]
Diluted															1,195		1,171		1,156
Basic EPS:
Income from continuing operations attributable to common shareholders	$ 0.88	[1]	$ 0.91	[2]	$ 0.84	[2]	$ 0.74	$ 0.59	[3]	$ 0.54	[2]	$ 0.09	[2],[3]	$ 0.32	$ 3.37	[8]	$ 1.55	[8],[9]	$ 2.47	[8]
Loss from discontinued operations	$ 0	[1]	$ 0		$ 0		$ 0	$ 0.01	[3]	$ 0	[2]	$ 0	[2],[3]	$ (0.01)	$ 0		$ (0.01)		$ (0.14)
Net income attributable to common shareholders	$ 0.88	[1]	$ 0.91	[2]	$ 0.84	[2]	$ 0.74	$ 0.6	[3]	$ 0.54	[2]	$ 0.09	[2],[3]	$ 0.31	$ 3.37	[8]	$ 1.54	[8]	$ 2.33	[8]
Diluted EPS:
Income from continuing operations attributable to common shareholders	$ 0.88	[1]	$ 0.9	[2]	$ 0.84	[2]	$ 0.73	$ 0.59	[3]	$ 0.54	[2]	$ 0.09	[2],[3]	$ 0.32	$ 3.35	[8]	$ 1.54	[8]	$ 2.47	[8]
Loss from discontinued operations, net of tax	$ 0	[1]	$ 0		$ 0		$ 0	$ 0.01	[3]	$ (0.01)	[2]	$ 0	[2],[3]	$ (0.01)	$ 0		$ 0		$ (0.15)
Net income attributable to common shareholders	$ 0.88	[1]	$ 0.9	[2]	$ 0.84	[2]	$ 0.73	$ 0.6	[3]	$ 0.53	[2]	$ 0.09	[2],[3]	$ 0.31	$ 3.35	[8]	$ 1.54	[8]	$ 2.32	[8]
Earnings Per Common Share (Textuals) [Abstract]
Repurchase of American Express Series A preferred shares															0		3,389,000,000		0
Preferred dividends paid																	74,000,000
Preferred dividend accretion																	20,000,000
Subordinated debentures	750,000,000							750,000,000							750,000,000		750,000,000
Stock Options [Member]
Antidilutive Securities Excluded from Computation of Earnings Per Share [Line Items]
Antidilutive securities excluded from computation of earnings per Share, amount															36		71		45
Accretion Expense [Member]
Component of Operating Other Cost and Expense [Line Items]
Accelerated preferred dividend accretion																	$ 212,000,000

[1]	The results of operations for the quarter ended December 31, 2010 include restructuring charges in the amount of $98 million. Refer to Note 16 for further discussion of these items.
[2]	The results for the quarter ended September 30, 2009 include (i) a $135 million benefit representing the correction of an error related to the accounting for cumulative translation adjustments associated with a net investment in foreign subsidiaries and (ii) a $45 million benefit resulting from the change in the fair value of certain forward exchange contracts. The results of operations for the quarter ended June 30, 2009 include a $59 million benefit related to the completion of certain account reconciliations. Refer to Note 19 for further discussion of these items.
[3]	The results of operations for the quarter ended June 30, 2009 include restructuring charges in the amount of $199 million. Refer to Note 16 for further discussion of these items.
[4]	Includes the accelerated preferred dividend accretion of $212 million for the year ended December 31, 2010, due to the repurchase of 3.39 billion of preferred shares on June 17, 2009 issued as part of the CPP. Also includes $74 million of preferred dividends paid and $20 million of preferred dividend accretion during 2009.
[5]	The Company's unvested restricted stock awards, which include the right to receive non-forfeitable dividends or dividend equivalents, are considered participating securities. Calculations of EPS under the two-class method (i) exclude any dividends paid or owed on participating securities and any undistributed earnings considered to be attributable to participating securities from the numerator and (ii) exclude the participating securities from the denominator.
[6]	Amounts were not available for disclosure.
[7]	For the years ended December 31, 2010, 2009, 2008 the dilutive effect of unexercised stock options excluded 36 million, 71 million and 45 million options, respectively, from the computation of EPS because inclusion of the options would have been anti-dilutive.
[8]	Represents income from continuing operations or net income, as applicable, less (i) accelerated preferred dividend accretion of $212 million for the year ended December 31, 2009 due to the repurchase of $3.39 billion of preferred shares issued as part of the Capital Purchase Program (CPP), (ii) preferred share dividends and related accretion of $94 million for the year ended December 31, 2009, and (iii) earnings allocated to participating share awards and other items of $51 million, $22 million and $15 million for the years ended December 31, 2010, 2009 and 2008, respectively.
[9]	Upon adoption of new GAAP effective January 1, 2010, the Lending Trust was consolidated. The December 31, 2009 non-consolidated outstanding balance was $25.0 billion and the year-end stated rate was 0.87 percent.

Details of Certain Consolidated Statements of Income Lines (Details) (USD $) In Thousands	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Component of Operating Other Cost and Expense [Line Items]
Total other commissions and fees	$ 2,031,000	$ 1,778,000	$ 2,307,000
Foreign currency conversion revenue [Member]
Component of Operating Other Cost and Expense [Line Items]
Total other commissions and fees	838,000	672,000	755,000
Delinquency fees [Member]
Component of Operating Other Cost and Expense [Line Items]
Total other commissions and fees	605,000	526,000	852,000
Service fees [Member]
Component of Operating Other Cost and Expense [Line Items]
Total other commissions and fees	328,000	335,000	459,000
Other Commissions [Member]
Component of Operating Other Cost and Expense [Line Items]
Total other commissions and fees	$ 260,000	$ 245,000	$ 241,000

Details of Certain Consolidated Statements of Income Lines (Details 1) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Component of Other Income, Nonoperating [Line Items]
Total other revenues	$ 1,927	$ 2,087	$ 2,157
Global Network Services partner revenues [Member]
Component of Other Income, Nonoperating [Line Items]
Total other revenues	530	463	420
Insurance premium revenue [Member]
Component of Other Income, Nonoperating [Line Items]
Total other revenues	255	293	326
Publishing Revenue [Member]
Component of Other Income, Nonoperating [Line Items]
Total other revenues	228	224	327
(Loss) Gain on investment securities [Member]
Component of Other Income, Nonoperating [Line Items]
Total other revenues	(5)	225	12
Other revenues [Member]
Component of Other Income, Nonoperating [Line Items]
Total other revenues	$ 919	$ 882	$ 1,072

Details of Certain Consolidated Statements of Income Lines (Details 2) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Component of Operating Other Cost and Expense [Line Items]
Total marketing, promotion, rewards and cardmember services	$ 8,644	$ 6,467	$ 7,361
Marketing and promotion [Member]
Component of Operating Other Cost and Expense [Line Items]
Total marketing, promotion, rewards and cardmember services	3,054	1,914	2,430
Cardmember rewards [Member]
Component of Operating Other Cost and Expense [Line Items]
Total marketing, promotion, rewards and cardmember services	5,029	4,036	4,389
Cardmember services [Member]
Component of Operating Other Cost and Expense [Line Items]
Total marketing, promotion, rewards and cardmember services	$ 561	$ 517	$ 542

Details of Certain Consolidated Statements of Income Lines (Details 3) (USD $) In Millions	3 Months Ended	12 Months Ended																		6 Months Ended	12 Months Ended	9 Months Ended	12 Months Ended	9 Months Ended	12 Months Ended
	Sep. 30, 2009	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2010 Occupancy and equipment [Member]	Dec. 31, 2009 Occupancy and equipment [Member]	Dec. 31, 2008 Occupancy and equipment [Member]	Dec. 31, 2010 Communications [Member]	Dec. 31, 2009 Communications [Member]	Dec. 31, 2008 Communications [Member]	Dec. 31, 2010 Mastercard and Visa settlements [Member]	Dec. 31, 2009 Mastercard and Visa settlements [Member]	Dec. 31, 2008 Mastercard and Visa settlements [Member]	Dec. 31, 2010 Other net expenses [Member]		Dec. 31, 2009 Other net expenses [Member]		Dec. 31, 2008 Other net expenses [Member]		Jun. 30, 2009 Other net expenses [Member] Certain Account Reconciliations [Member]	Dec. 31, 2010 Other net expenses [Member] Certain Account Reconciliations [Member]	Sep. 30, 2009 Cumulative Translation Adjustment Benefit [Member]	Dec. 31, 2010 Cumulative Translation Adjustment Benefit [Member]	Sep. 30, 2009 Fair Value Change Forward Exchange Contract [Member]	Dec. 31, 2010 Fair Value Change Forward Exchange Contract [Member]
Component of Operating Other Cost and Expense [Line Items]
Total other, net expense	$ 3,122	$ 2,632	$ 2,414	$ 3,122	$ 1,562	$ 1,619	$ 1,641	$ 383	$ 414	$ 466	$ (852)	$ (852)	$ (571)	$ 1,539	[1]	$ 1,233	[1]	$ 1,586	[1]	$ 59	$ 59	$ 135	$ 135	$ 45	$ 45

[1]	Includes in 2009, (i) a $135 million benefit representing the correction of an error related to the accounting for cumulative translation adjustments associated with a net investment in foreign subsidiaries, (ii) a $45 million benefit resulting from the change in the fair value of certain forward exchange contracts, (iii) a $59 million benefit related to the completion of certain account reconciliations and (iv) lower travel and entertainment and other expenses due to the Company's reengineering activities.

Stock Plans (Details) (USD $) In Thousands, except Per Share data	12 Months Ended
Dec. 31, 2010
Summary of Stock Option and RSA Activity
Beginning Balance, Shares	79,694
Granted, shares	3,205
Exercised, shares	(16,987)
Forfeited, shares	(975)
Expired, shares	(7,974)
Ending Balance, Shares	56,963
Beginning balance, weighted average exercise price	$ 39.18
Granted, weighted average exercise price	$ 37.11
Exercised, weighted average exercise price	$ 36.45
Forfeitures, weighted average exercise price	$ 42.82
Expired, weighted average exercise price	$ 41.09
Ending balance, weighted average exercise price	$ 39.54
Options vested and expected to vest as of December 31, 2010, shares	56,681
Options vested and expected to vest as of December 31, 2010, Weighted Average Exercise Price	$ 39.59
Options exercisable as of December 31, 2010, shares	44,871
Options exercisable as of December 31, 2010, Weighted Average Exercise Price	$ 40.88
Beginning balance, shares	15,682
Granted, shares	4,886
Vested, shares	(4,586)
Forfeited, shares	(908)
Ending balance, shares	15,074
Beginning Balance, Weighted Average Grant Price	$ 26.9
Granted, Weighted Average Grant Price	$ 38.63
Vested, Weighted Average Grant Price	$ 31.7
Forfeited, Weighted Average Grant Price	$ 27.81
Ending Balance, Weighted Average Grant Price	$ 28.97

Stock Plans (Details 1) (USD $) In Millions, unless otherwise specified	12 Months Ended
Dec. 31, 2010
Weighted-average remaining contractual life and aggregate intrinsic value of the Company's stock options outstanding, exerciseable, and vested and expected to vest
Weighted-average remaining contractual life, Outstanding	4.6
Aggregate intrinsic value, Outstanding	$ 390
Weighted-average remaining contractual life, Exercisable	3.7
Aggregate intrinsic value, Exercisable	251
Weighted-average remaining contractual life, Vested and Expected to Vest	4.6
Aggregate intrinsic value, Vested and Expected to Vest	$ 386

Stock Plans (Details 2) (USD $)	12 Months Ended
	Dec. 31, 2010		Dec. 31, 2009		Dec. 31, 2008
Weighted Average Assumptions Used
Dividend yield	1.80%		4.10%		1.50%
Expected volatility	41.00%	[1]	36.00%	[1]	19.00%	[1]
Risk-free interest rate	2.80%		2.10%		2.80%
Expected life of stock option (in years)	6.2	[2]	4.8	[2]	4.7	[2]
Weighted-average fair value per option	$ 14.11		$ 4.54		$ 8.24

[1]	The expected volatility is based on weighted historical and implied volatilities of the Company's common stock price.
[2]	In 2010, the expected life of stock options was determined using historical data and expectations of options currently outstanding. In 2009 and 2008, the expected life of stock options was determined using historical data.

Stock Plans (Details 3) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2010		Dec. 31, 2009		Dec. 31, 2008
Summary of Stock Plan Expenses
Stock based compensation expense	$ 287	[1]	$ 230	[1]	$ 256	[1]
Stock Plans (Textuals) [Abstract]
Total income tax benefit recognized in the income statement for stock-based compensation arrangements	100		81		90
Restricted Stock Awards [Member]
Summary of Stock Plan Expenses
Stock based compensation expense	163	[2]	135	[2]	141	[2]
Stock Plans (Textuals) [Abstract]
Total unrecognized compensation cost	257
Weighted-average remaining vesting period	3.5
Stock Option [Member]
Summary of Stock Plan Expenses
Stock based compensation expense	58	[2]	55	[2]	73	[2]
Stock Plans (Textuals) [Abstract]
Total unrecognized compensation cost	59
Weighted-average remaining vesting period	2.3
Liability Based Awards [Member]
Summary of Stock Plan Expenses
Stock based compensation expense	64		38		40
Performance And Market Based Stock Options [Member]
Summary of Stock Plan Expenses
Stock based compensation expense	$ 2		$ 2		$ 2

[1]	The total income tax benefit recognized in the income statement for stock-based compensation arrangements in December 31, 2010, 2009 and 2008 was $100 million, $81 million and $90 million, respectively.
[2]	As of December 31, 2010, the total unrecognized compensation cost related to unvested RSAs and options was $257 million and $59 million, respectively. The unrecognized cost for RSAs and options will be recognized ratably over the remaining vesting period. The weighted-average remaining vesting period for RSAs and options is 3.5 years and 2.3 years, respectively.

Stock Plans (Details Textuals) (USD $) In Millions, except Share data	12 Months Ended										1 Months Ended		12 Months Ended			1 Months Ended	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2010 Stock Option [Member]	Dec. 31, 2010 Restricted Stock Awards [Member]	Dec. 31, 2009 Restricted Stock Awards [Member]	Dec. 31, 2008 Restricted Stock Awards [Member]	Dec. 31, 2010 Liability Based Awards [Member]	Dec. 31, 2009 Liability Based Awards [Member]	Dec. 31, 2008 Liability Based Awards [Member]	Jan. 31, 2008 Chief Executive Officer [Member]	Jan. 31, 2008 Chief Executive Officer [Member] Deferred Profit Sharing [Member]	Dec. 31, 2010 Chief Executive Officer [Member] Deferred Profit Sharing [Member]	Dec. 31, 2009 Chief Executive Officer [Member] Deferred Profit Sharing [Member]	Dec. 31, 2008 Chief Executive Officer [Member] Deferred Profit Sharing [Member]	Jan. 31, 2008 Chief Executive Officer [Member] Deferred Bonus [Member]	Dec. 31, 2010 Chief Executive Officer [Member] Deferred Bonus [Member]	Dec. 31, 2009 Chief Executive Officer [Member] Deferred Bonus [Member]	Dec. 31, 2008 Chief Executive Officer [Member] Deferred Bonus [Member]
Deferred Compensation Arrangement with Individual, Share-based Payments [Line Items]
Vesting rights of stock options				25 percent per year beginning with the first anniversary of the grant date	25 percent per year
Contractual term of stock options				10 years
Total fair value of shares vested					$ 175	$ 44	$ 134
Weighted-average grant date fair value of RSAs granted	$ 38.63				$ 38.63	$ 18.04	$ 48.29
Cash paid upon vesting of PGs								64	71	78
Stock Plans (Textuals) [Abstract]
Common shares unissued and available for grant	40,000,000	37,000,000	45,000,000
Vesting period of stock option awards													6 years				6 years
Contractual term of stock option awards													10 years				10 years
Aggregate grant date fair value												$ 10,500,000				$ 33,800,000
Intrinsic value for options exercised	130	11	79
Cash received from the exercise of stock options	619	83	176
Tax benefit realized from income tax deductions from stock option exercises	35	2	21
Non-qualified stock option awards granted to CEO											2,750,000
Total compensation expense													$ 2.4	$ 2.4	$ 2.4		$ 0	$ 0	$ 0

Retirement Plans (Details) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Net periodic benefit cost
Net periodic pension benefit cost	$ 282	$ 168	$ 251
Defined benefit pension plan cost [Member]
Net periodic benefit cost
Net periodic pension benefit cost	40	21	13
Defined contribution plan cost [Member]
Net periodic benefit cost
Net periodic pension benefit cost	217	118	211
Other postretirement benefit plan cost [Member]
Net periodic benefit cost
Net periodic pension benefit cost	$ 25	$ 29	$ 27

Retirement Plans (Details 1) (Defined benefit pension plan cost [Member], USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009
Defined Benefit Plan Funded Status of Plan
Net funded status, beginning of year	$ (406)	$ (441)
Increase in fair value of plan assets	63	296
Increase in projected benefit obligation	(40)	(261)
Net change	23	35
Net funded status, end of year	$ (383)	$ (406)

Retirement Plans (Details 2) (Defined benefit pension plan cost [Member], USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009
Defined Benefit plan change in fair value of plan assets
Fair value of plan assets, beginning of year	$ 1,989	$ 1,693
Actual return on plan assets	177	290
Employer contributions	50	74
Benefits paid	(55)	(59)
Settlements	(81)	(81)
Foreign currency exchange rate changes	(28)	72
Net change	63	296
Fair value of plan assets, end of year	$ 2,052	$ 1,989

Retirement Plans (Details 3) (Defined benefit pension plan cost [Member], USD $)	12 Months Ended
	Dec. 31, 2010		Dec. 31, 2009		Dec. 31, 2008
Change in the benefit obligation of pension and other employee benefit plans
Projected benefit obligation, beginning of year	$ 2,395,000,000		$ 2,134,000,000
Service cost	19,000,000	[1]	14,000,000	[1]	23,000,000	[1]
Interest cost	126,000,000	[2]	127,000,000	[2]	136,000,000	[2]
Benefits paid	(55,000,000)		(59,000,000)
Actuarial loss	66,000,000		189,000,000
Settlements	81,000,000		81,000,000
Curtailments	0		(14,000,000)
Foreign currency exchange rate changes	(35,000,000)		85,000,000
Net change	40,000,000		261,000,000
Projected benefit obligation, end of year	$ 2,435,000,000		$ 2,395,000,000		$ 2,134,000,000

[1]	Current value of benefits earned by employees during the period.
[2]	Estimated interest incurred on the outstanding projected benefit obligation during the period.

Retirement Plans (Details 4) (Defined benefit pension plan cost [Member], USD $) In Millions	Dec. 31, 2010	Dec. 31, 2009
Net Periodic Benefit Cost that are not yet recognized
Net actuarial loss	$ 648	$ 655
Net prior service cost	(2)	(3)
Total, pretax effect	646	652
Tax impact	(213)	(219)
Total, net of taxes	$ 433	$ 433

Retirement Plans (Details 5) (Defined benefit pension plan cost [Member], USD $) In Millions	12 Months Ended
Dec. 31, 2010
Net actuarial loss:
Reclassified to earnings from equity	$ (41) [1]
Losses in current year	34 [2]
Net actuarial loss, pretax	(7)
Net prior service cost:
Reclassified to earnings from equity	1
Total, pretax	$ (6)

[1]	Ammortization of actuarial losses and recognition of losses related to lump sum settlements
[2]	Deferral of actuarial losses.

Retirement Plans (Details 6) (Defined benefit pension plan cost [Member], USD $) In Millions	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Accumulated And Projected Benefit Obligations
Accumulated benefit obligation	$ 2,353	$ 2,327
Projected benefit obligation	2,435	2,395	2,134
Schedule of Benefit Obligations in excess of fair value of plan assets
Accumulated benefit obligation	1,407	1,369
Fair value of plan assets	1,091	1,020
Projected benefit obligation and fair value of plan assets for pension plans with projected benefit obligation that exceeds the fair value of plan assets
Projected benefit obligation	2,435	2,395
Fair value of plan assets	$ 2,052	$ 1,989

Retirement Plans (Details 7) (USD $)	12 Months Ended
	Dec. 31, 2010		Dec. 31, 2009		Dec. 31, 2008
Net periodic benefit cost
Net periodic pension benefit cost	$ 282,000,000		$ 168,000,000		$ 251,000,000
Defined benefit pension plan cost [Member]
Net periodic benefit cost
Service cost	19,000,000	[1]	14,000,000	[1]	23,000,000	[1]
Interest cost	126,000,000	[2]	127,000,000	[2]	136,000,000	[2]
Expected return on plan assets	(145,000,000)	[3]	(146,000,000)	[3]	(169,000,000)	[3]
Amortization of prior service cost	(1,000,000)	[4]	0	[4]	0	[4]
Recognized net actuarial loss	23,000,000	[5]	10,000,000	[5]	17,000,000	[5]
Settlements losses	18,000,000	[6]	19,000,000	[6]	5,000,000	[6]
Curtailment losses	0	[7]	(3,000,000)	[7]	1,000,000	[7]
Net periodic pension benefit cost	$ 40,000,000		$ 21,000,000		$ 13,000,000

[1]	Current value of benefits earned by employees during the period.
[2]	Estimated interest incurred on the outstanding projected benefit obligation during the period.
[3]	Expected return on the market related value of plan assets.
[4]	Costs that result from plan amendments, which are amortized over the expected future service period of the employees impacted.
[5]	Amortization of the accumulated losses which exceed 10 percent of the greater of the projected benefit obligation or the market related value of plan assets.
[6]	Recognition of the actuarial losses resulting from lump sum settlements of the benefit obligation.
[7]	Gains resulting from a reduction in the benefit obligation due to a decrease in the expected years of future service of current plan participants.

Retirement Plans (Details 8) (Defined benefit pension plan cost [Member])	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Weighted-average assumptions used to determine defined benefit pension obligation
Discount rates	5.30%	5.30%
Rates of increase in compensation levels	4.00%	3.60%
Weighted-average assumptions used to determine net periodic pension benefit costs
Discount rates	5.30%	5.90%	5.80%
Rates of increase in compensation levels	3.60%	3.90%	4.20%
Expected long-term rates of return on assets	6.90%	6.90%	7.60%

Retirement Plans (Details 9) (USD $) In Millions, unless otherwise specified	Dec. 31, 2010 Non-U.S. [Member] Level 1 [Member] Defined benefit pension plan cost [Member] Equity securities [Member]		Dec. 31, 2009 Non-U.S. [Member] Level 1 [Member] Defined benefit pension plan cost [Member] Equity securities [Member]		Dec. 31, 2010 Non-U.S. [Member] Level 1 [Member] Defined benefit pension plan cost [Member] Fixed Income Funds [Member]		Dec. 31, 2009 Non-U.S. [Member] Level 1 [Member] Defined benefit pension plan cost [Member] Fixed Income Funds [Member]		Dec. 31, 2010 U.S. [Member] Level 1 [Member] Defined benefit pension plan cost [Member] Equity securities [Member]	Dec. 31, 2009 U.S. [Member] Level 1 [Member] Defined benefit pension plan cost [Member] Equity securities [Member]	Dec. 31, 2010 U.S. [Member] Level 1 [Member] Defined benefit pension plan cost [Member] Fixed Income Funds [Member]	Dec. 31, 2009 U.S. [Member] Level 1 [Member] Defined benefit pension plan cost [Member] Fixed Income Funds [Member]	Dec. 31, 2010 Level 1 [Member]		Dec. 31, 2009 Level 1 [Member]		Dec. 31, 2010 Level 1 [Member] Defined benefit pension plan cost [Member]	Dec. 31, 2009 Level 1 [Member] Defined benefit pension plan cost [Member]	Dec. 31, 2010 Level 1 [Member] Defined benefit pension plan cost [Member] Balanced Funds [Member]		Dec. 31, 2009 Level 1 [Member] Defined benefit pension plan cost [Member] Balanced Funds [Member]	Dec. 31, 2010 Level 1 [Member] Defined benefit pension plan cost [Member] Cash and Cash Equivalents [Member]	Dec. 31, 2009 Level 1 [Member] Defined benefit pension plan cost [Member] Cash and Cash Equivalents [Member]	Dec. 31, 2010 Non-U.S. [Member] Level 2 [Member] Defined benefit pension plan cost [Member] Equity securities [Member]		Dec. 31, 2009 Non-U.S. [Member] Level 2 [Member] Defined benefit pension plan cost [Member] Equity securities [Member]		Dec. 31, 2010 Non-U.S. [Member] Level 2 [Member] Defined benefit pension plan cost [Member] Fixed Income Funds [Member]		Dec. 31, 2009 Non-U.S. [Member] Level 2 [Member] Defined benefit pension plan cost [Member] Fixed Income Funds [Member]		Dec. 31, 2010 U.S. [Member] Level 2 [Member] Defined benefit pension plan cost [Member] Equity securities [Member]	Dec. 31, 2009 U.S. [Member] Level 2 [Member] Defined benefit pension plan cost [Member] Equity securities [Member]	Dec. 31, 2010 U.S. [Member] Level 2 [Member] Defined benefit pension plan cost [Member] Fixed Income Funds [Member]	Dec. 31, 2009 U.S. [Member] Level 2 [Member] Defined benefit pension plan cost [Member] Fixed Income Funds [Member]	Dec. 31, 2010 Level 2 [Member]		Dec. 31, 2009 Level 2 [Member]		Dec. 31, 2010 Level 2 [Member] Defined benefit pension plan cost [Member]	Dec. 31, 2009 Level 2 [Member] Defined benefit pension plan cost [Member]	Dec. 31, 2010 Level 2 [Member] Defined benefit pension plan cost [Member] Balanced Funds [Member]	Dec. 31, 2009 Level 2 [Member] Defined benefit pension plan cost [Member] Balanced Funds [Member]	Dec. 31, 2010 Level 2 [Member] Defined benefit pension plan cost [Member] Cash and Cash Equivalents [Member]	Dec. 31, 2009 Level 2 [Member] Defined benefit pension plan cost [Member] Cash and Cash Equivalents [Member]	Dec. 31, 2010 Non-U.S. [Member] Level 3 [Member] Defined benefit pension plan cost [Member] Equity securities [Member]		Dec. 31, 2009 Non-U.S. [Member] Level 3 [Member] Defined benefit pension plan cost [Member] Equity securities [Member]		Dec. 31, 2010 Non-U.S. [Member] Level 3 [Member] Defined benefit pension plan cost [Member] Fixed Income Funds [Member]		Dec. 31, 2009 Non-U.S. [Member] Level 3 [Member] Defined benefit pension plan cost [Member] Fixed Income Funds [Member]		Dec. 31, 2010 U.S. [Member] Level 3 [Member] Defined benefit pension plan cost [Member] Equity securities [Member]	Dec. 31, 2009 U.S. [Member] Level 3 [Member] Defined benefit pension plan cost [Member] Equity securities [Member]	Dec. 31, 2010 U.S. [Member] Level 3 [Member] Defined benefit pension plan cost [Member] Fixed Income Funds [Member]	Dec. 31, 2009 U.S. [Member] Level 3 [Member] Defined benefit pension plan cost [Member] Fixed Income Funds [Member]	Dec. 31, 2010 Level 3 [Member] Defined benefit pension plan cost [Member]	Dec. 31, 2009 Level 3 [Member] Defined benefit pension plan cost [Member]	Dec. 31, 2010 Level 3 [Member] Defined benefit pension plan cost [Member] Balanced Funds [Member]	Dec. 31, 2009 Level 3 [Member] Defined benefit pension plan cost [Member] Balanced Funds [Member]	Dec. 31, 2010 Level 3 [Member] Defined benefit pension plan cost [Member] Cash and Cash Equivalents [Member]	Dec. 31, 2009 Level 3 [Member] Defined benefit pension plan cost [Member] Cash and Cash Equivalents [Member]	Dec. 31, 2010 Level 3 [Member] Defined benefit pension plan cost [Member] Other Funds [Member]	Dec. 31, 2009 Level 3 [Member] Defined benefit pension plan cost [Member] Other Funds [Member]		Dec. 31, 2008 Level 3 [Member] Defined benefit pension plan cost [Member] Other Funds [Member]	Dec. 31, 2010 Defined benefit pension plan cost [Member] Non-U.S. [Member] Equity securities [Member]		Dec. 31, 2009 Defined benefit pension plan cost [Member] Non-U.S. [Member] Equity securities [Member]		Dec. 31, 2010 Defined benefit pension plan cost [Member] U.S. [Member] Equity securities [Member]	Dec. 31, 2009 Defined benefit pension plan cost [Member] U.S. [Member] Equity securities [Member]	Dec. 31, 2010 Defined benefit pension plan cost [Member] Non-U.S. [Member] Fixed Income Funds [Member]		Dec. 31, 2009 Defined benefit pension plan cost [Member] Non-U.S. [Member] Fixed Income Funds [Member]		Dec. 31, 2010 Defined benefit pension plan cost [Member] U.S. [Member] Fixed Income Funds [Member]	Dec. 31, 2009 Defined benefit pension plan cost [Member] U.S. [Member] Fixed Income Funds [Member]	Dec. 31, 2010 Defined benefit pension plan cost [Member] Balanced Funds [Member]	Dec. 31, 2009 Defined benefit pension plan cost [Member] Balanced Funds [Member]	Dec. 31, 2010 Defined benefit pension plan cost [Member] Cash and Cash Equivalents [Member]	Dec. 31, 2009 Defined benefit pension plan cost [Member] Cash and Cash Equivalents [Member]	Dec. 31, 2010 Defined benefit pension plan cost [Member] Other Funds [Member]		Dec. 31, 2009 Defined benefit pension plan cost [Member] Other Funds [Member]		Dec. 31, 2010 Defined benefit pension plan cost [Member]	Dec. 31, 2009 Defined benefit pension plan cost [Member]	Dec. 31, 2008 Defined benefit pension plan cost [Member]	Dec. 31, 2010 Defined benefit pension plan cost [Member] Non-U.S. [Member]		Dec. 31, 2009 Defined benefit pension plan cost [Member] Non-U.S. [Member]		Dec. 31, 2010 Defined benefit pension plan cost [Member] U.S. [Member]	Dec. 31, 2009 Defined benefit pension plan cost [Member] U.S. [Member]
Target allocation and categorization of all defined benefit pension plan assets measured at fair value on recurring basis
Target allocation percentage of assets, equity securities																																																																																											30.00%	[1]	30.00%	[1]	15.00%	15.00%
Target allocation percentage of assets, debt securities																																																																										15.00%	[2]	15.00%	[1]	30.00%	30.00%
Target allocation percentage of assets, other																																																																																5.00%	5.00%	0.00%	0.00%	5.00%	[3]	5.00%	[2]
Total target asset allocations																																																																																								100.00%	100.00%
Fair value of plan assets	$ 704	[1]	$ 626	[1]	$ 0	[2]	$ 0	[1]	$ 331	$ 334	$ 0	$ 0	$ 0	[3]	$ 0	[2]	$ 1,046	$ 975	$ 0	[4],[5]	$ 0	$ 11	$ 15	$ 0	[1]	$ 0	[1]	$ 318	[2]	$ 301	[1]	$ 0	$ 0	$ 522	$ 553	$ 0	[3]	$ 0	[2]	$ 905	$ 916	$ 65	$ 62	$ 0	$ 0	$ 0	[1]	$ 0	[1]	$ 0	[2]	$ 0	[1]	$ 0	$ 0	$ 0	$ 0	$ 101	$ 98	$ 0	$ 0	$ 0	$ 0	$ 101	$ 98	[4]	$ 187	$ 704	[1]	$ 626	[1]	$ 331	$ 334	$ 318	[2]	$ 301	[1]	$ 522	$ 553	$ 65	$ 62	$ 11	$ 15	$ 101	[3]	$ 98	[2]	$ 2,052	$ 1,989	$ 1,693

[1]	A significant portion of international investments are in U.K. companies and U.K. government and agency securities.
[2]	Consists of investments in private equity, real estate and hedge funds measured at reported net asset value.
[3]	Consists of investments in private equity and real estate funds measured at reported net asset value.
[4]	For cardmember receivables in International Card Services and Global Commercial Services, delinquency data is tracked based on days past billing status rather than days past due. A cardmember account is considered 90 days past billing if payment has not been received within 90 days of the cardmember's billing statement date. In addition, if the Company initiates collection procedures on an account prior to the account becoming 90 days past billing the associated cardmember receivable balance is considered as 90 days past billing. These amounts are shown above as 90+ Days Past Due for presentation purposes. Historically, data for periods prior to 90 days past billing are not available due to system constraints. Therefore, it has not been utilized for risk management purposes. The balances that are current - 89 days past due can be derived as difference between the Total and the 90+ Days Past Due balances
[5]	Historically, data for periods prior to 90 days past billing are not available due to system constraints. Therefore, it has not been utilized for risk management purposes. The balances that are current - 89 days past due can be derived as the difference between the Total and the 90+ Days Past Due balances.

Retirement Plans (Details 10) (Defined benefit pension plan cost [Member], USD $)	Dec. 31, 2010 Other Funds [Member]		Dec. 31, 2009 Other Funds [Member]		Dec. 31, 2010 Level 3 [Member] Other Funds [Member]		Dec. 31, 2009 Level 3 [Member] Other Funds [Member]		Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2010 Level 3 [Member]	Dec. 31, 2009 Level 3 [Member]
Effect of significant unobservable inputs changes in plan assets
Fair value of plan assets, beginning of year	$ 101,000,000	[1]	$ 98,000,000	[2]	$ 98,000,000	[3]	$ 187,000,000		$ 2,052,000,000	$ 1,989,000,000	$ 1,693,000,000	$ 101,000,000	$ 98,000,000
Actual net gains (losses) on plan assets:
Held at the end of the year					11,000,000		(38,000,000)
Sold during the year					0		(10,000,000)
Total net gains (losses)					11,000,000		(48,000,000)
Net purchases (sales and settlements)					(8,000,000)		(41,000,000)
Net increase (decrease)					3,000,000		(89,000,000)
Fair value of plan assets, end of year	$ 101,000,000	[1]	$ 98,000,000	[2]	$ 101,000,000		$ 98,000,000	[3]	$ 2,052,000,000	$ 1,989,000,000	$ 1,693,000,000	$ 101,000,000	$ 98,000,000

[1]	Consists of investments in private equity and real estate funds measured at reported net asset value.
[2]	Consists of investments in private equity, real estate and hedge funds measured at reported net asset value.
[3]	For cardmember receivables in International Card Services and Global Commercial Services, delinquency data is tracked based on days past billing status rather than days past due. A cardmember account is considered 90 days past billing if payment has not been received within 90 days of the cardmember's billing statement date. In addition, if the Company initiates collection procedures on an account prior to the account becoming 90 days past billing the associated cardmember receivable balance is considered as 90 days past billing. These amounts are shown above as 90+ Days Past Due for presentation purposes. Historically, data for periods prior to 90 days past billing are not available due to system constraints. Therefore, it has not been utilized for risk management purposes. The balances that are current - 89 days past due can be derived as difference between the Total and the 90+ Days Past Due balances

Retirement Plans (Details 11) (Defined benefit pension plan cost [Member], USD $) In Millions	Dec. 31, 2010
Expected payments
2011	$ 145
2012	148
2013	149
2014	155
2015	171
2016-2020	$ 890

Retirement Plans (Details 12) (Other postretirement benefit plan cost [Member], USD $) In Millions	Dec. 31, 2010	Dec. 31, 2009
Net Periodic Benefit Cost that are not yet recognized
Net actuarial loss	$ 50	$ 60
Total, pretax effect	50	60
Tax impact	(19)	(24)
Total, net of taxes	$ 31	$ 36

Retirement Plans (Details 13) (Other postretirement benefit plan cost [Member], USD $) In Millions	12 Months Ended
Dec. 31, 2010
Net actuarial loss:
Reclassified to earnings from equity	$ (2)
Gains in current year	(8)
Net actuarial loss, pretax	$ (10)

Retirement Plans (Details 14) (Other postretirement benefit plan cost [Member], USD $)	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Change in the projected benefit obligation of pension and other employee benefit plans
Projected benefit obligation, beginning of year	$ 324,000,000	$ 295,000,000
Service cost	6,000,000	5,000,000	6,000,000
Interest cost	17,000,000	18,000,000	19,000,000
Benefits paid	(20,000,000)	(16,000,000)
Actuarial (gain) loss	(8,000,000)	16,000,000
Curtailment loss	0	6,000,000
Net change	(5,000,000)	29,000,000
Projected benefit obligation, end of year	$ 319,000,000	$ 324,000,000	$ 295,000,000

Retirement Plans (Details 15) (USD $)	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Schedule of net periodic pension benefit cost
Net periodic pension benefit cost	$ 282,000,000	$ 168,000,000	$ 251,000,000
Other postretirement benefit plan cost [Member]
Schedule of net periodic pension benefit cost
Service cost	6,000,000	5,000,000	6,000,000
Interest cost	17,000,000	18,000,000	19,000,000
Amortization of prior service cost	0	(2,000,000)	(2,000,000)
Recognized net actuarial loss	2,000,000	2,000,000	4,000,000
Curtailment losses	0	6,000,000	0
Net periodic pension benefit cost	$ 25,000,000	$ 29,000,000	$ 27,000,000

Retirement Plans (Details 16) (Other postretirement benefit plan cost [Member])	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009
Weighted-average assumptions used to determine defined benefit pension obligation
Discount rates	5.20%	5.40%
Health care cost increase rate:
Following year	8.50%	8.00%
Decreasing to the year 2018	5.00%	5.00%

Retirement Plans (Details 17) (Other postretirement benefit plan cost [Member], USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009
One percentage-point change in assumed health care cost trend rates
Increase (decrease) on benefits earned and interest cost for U.S. plans	$ 1	$ 1
Increase (decrease) on benefits earned and interest cost for U.S. plans	(1)	(1)
Increase (decrease) on postretirement benefit obligation for U.S. plans	15	15
Increase (decrease) on postretirement benefit obligation for U.S. plans	$ (13)	$ (14)

Retirement Plans (Details 18) (Other postretirement benefit plan cost [Member], USD $) In Millions	Dec. 31, 2010
Defined Benefit Plans And Other Postretirement Benefit Plans [Abstract]
2011	$ 23
2012	24
2013	24
2014	25
2015	25
2016-2020	$ 128

Retirement Plans (Details Textuals) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Retirement Plans (Textuals) [Abstract]
Total expense for all defined contribution retirement plans	$ 282	$ 168	$ 251
Defined benefit pension plan cost [Member]
Retirement Plans (Textuals) [Abstract]
Interest rate of Defined benefit pension plans, Minimum	5.00%
Interest rate of defined benefit pension plans, maximum	10.00%
Funded status of the Plan on an ERISA basis percentage	95.00%
Net funded status related to the defined benefit pension plans	(383)	(406)	(441)
Estimated portion of the net actuarial loss that is expected to be recognized as a component of net periodic pension benefit cost in 2011	28
Net prior service cost that is expected to be recognized as a component of net periodic pension benefit cost	0
Amortization of the accumulated losses	10.00%
Expected contribution in next year	46
Total expense for all defined contribution retirement plans	40	21	13
Weighted-average discount rate used to determine net periodic benefit cost	5.30%	5.90%	5.80%
Weighted-average assumptions used to determine net periodic pension benefit costs	5 to 15 years
Defined contribution plan cost [Member]
Retirement Plans (Textuals) [Abstract]
Number of shares held of company stock for employees by RSP	12	13
Maximum percentage of total pay that the employee can contribute to the retirement plan	5.00%
Additional annual conversion contributions of total pay that are provided into the RSP	8.00%
Total expense for all defined contribution retirement plans	217	118	211
Other postretirement benefit plan cost [Member]
Retirement Plans (Textuals) [Abstract]
Net prior service cost that is expected to be recognized as a component of net periodic pension benefit cost	2
Expected contribution in next year	23
Total expense for all defined contribution retirement plans	$ 25	$ 29	$ 27
Weighted-average discount rate used to determine net periodic benefit cost	5.40%	6.00%	6.10%

Significant Credit Concentrations (Details) (USD $)	12 Months Ended
	Dec. 31, 2010		Dec. 31, 2009
Maximum Credit Exposure by Category
On-balance sheet	$ 138,000,000,000	[1]	$ 117,000,000,000	[1]
Individuals [Member]
Maximum Credit Exposure by Category
On-balance sheet	88,000,000,000	[2]	60,000,000,000	[2]
Unused lines-of-credit - individuals	226,000,000,000	[3]	222,000,000,000	[3]
Financial Institutions [Member]
Maximum Credit Exposure by Category
On-balance sheet	23,000,000,000	[4]	21,000,000,000	[4]
US Government and Agencies [Member]
Maximum Credit Exposure by Category
On-balance sheet	12,000,000,000	[5]	19,000,000,000	[5]
Other Concentration [Member]
Maximum Credit Exposure by Category
On-balance sheet	$ 15,000,000,000	[6]	$ 17,000,000,000	[6]

[1]	Certain distinctions between categories require management judgment.
[2]	Individuals primarily include cardmember loans and receivables.
[3]	Because charge card products have no preset spending limit, the associated credit limit on cardmember receivables is not quantifiable. Therefore, the quantified unused line-of-credit amounts only include the approximate credit line available on cardmember loans (including both for on-balance sheet loans and loans previously securitized).
[4]	Financial institutions primarily include debt obligations of banks, broker-dealers, insurance companies and savings and loan associations.
[5]	U.S. Government and agencies represent debt obligations of the U.S. Government and its agencies, states and municipalities, and government sponsored entities.
[6]	All other primarily includes cardmember receivables from other corporate institutions.

Significant Credit Concentrations (Details 1) (USD $)	12 Months Ended
	Dec. 31, 2010		Dec. 31, 2009
Card member loans and receivables exposure
On-balance sheet, total	$ 98,000,000,000	[1]	$ 67,000,000,000	[1]
U.S. [Member]
Card member loans and receivables exposure
On-balance sheet, total	77,000,000,000		47,000,000,000
U.S. [Member] | Individuals [Member]
Card member loans and receivables exposure
Total unused-lines-of-credit - individuals	184,000,000,000		181,000,000,000
Non-U.S. [Member]
Card member loans and receivables exposure
On-balance sheet, total	21,000,000,000		20,000,000,000
Non-U.S. [Member] | Individuals [Member]
Card member loans and receivables exposure
Total unused-lines-of-credit - individuals	42,000,000,000		41,000,000,000
Individuals [Member]
Card member loans and receivables exposure
Total unused-lines-of-credit - individuals	$ 226,000,000,000	[2]	$ 222,000,000,000	[2]

[1]	Represents cardmember loans to individuals as well as receivables from individuals and corporate institutions as discussed in footnotes (a) and (d) from the previous table.
[2]	Because charge card products have no preset spending limit, the associated credit limit on cardmember receivables is not quantifiable. Therefore, the quantified unused line-of-credit amounts only include the approximate credit line available on cardmember loans (including both for on-balance sheet loans and loans previously securitized).

Significant Credit Concentrations (Details Textuals)	12 Months Ended
Dec. 31, 2010
Significant Credit Concentrations (Textuals) [Abstract]
Percentage of worldwide billed business	5.00%
Percentage of worldwide cardmember lending receivables	Less than 15%

Regulatory Matters and Capital Adequacy (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2010	Dec. 31, 2009		Dec. 31, 2010 Parent Company [Member]		Dec. 31, 2009 Parent Company [Member]		Dec. 31, 2009 American Express Centurion Bank [Member]		Dec. 31, 2010 American Express Centurion Bank [Member]		Dec. 31, 2010 American Express Federal Services Bank [Member]		Dec. 31, 2009 American Express Federal Services Bank [Member]
Regulatory capital ratios
Tier 1 capital				$ 13,100	[1]	$ 11,464		$ 4,430		$ 5,771	[2]	$ 5,586	[2]	$ 4,784
Total capital				15,529		13,897		4,841		6,170	[2]	6,424	[2]	5,623
Tier 1 capital ratio				11.10%		9.80%		13.70%		18.30%	[2]	16.30%	[2]	14.20%
Total capital ratio				13.10%		11.90%		15.00%		19.50%	[2]	18.80%	[2]	16.70%
Tier 1 leverage ratio				9.30%	[3]	9.70%	[3]	17.10%	[3]	19.40%	[2],[3]	16.10%	[2],[3]	15.10%	[3]
Well capitalized ratios	10.00%	10.00%	[4]
Minimum capital ratios	8.00%	8.00%	[4]
Leverage capital required, Minimum capital ratios	4.00%	4.00%	[4]
Leverage capital required, Well-capitalized ratios	5.00%	5.00%	[4],[5]
Risk-based capital required, Well-capitalized ratios	6.00%	6.00%	[4]
Risk-based capital required, Minimum capital ratios	4.00%	4.00%	[4]
Regulatory Matters and Capital Adequacy (Textuals) [Abstract]
A Bank's committed total capital ratio												no less than 15 percent		no less than 15 percent
Additional capital infused								$ 475						$ 1,400

[1]	Upon adoption of new GAAP effective January 1, 2010, the Lending Trust was consolidated. The December 31, 2009 non-consolidated outstanding balance was $25.0 billion and the year-end stated rate was 0.87 percent.
[2]	Since January 2009, FSB has committed to maintain a Total capital ratio of no less than 15 percent. During 2009, enhancements were made to the American Express Credit Account Master Trust used to securitize credit card receivables issued by both the FSB and Centurion Bank. As a result of these enhancements, the Banks began holding capital against their off balance sheet trust assets. The Company infused $1.4 billion and $475 million of additional capital into FSB and Centurion Bank, respectively, during 2009 and in connection with the foregoing increased capital commitment for FSB and the impact of the trust enhancements for both FSB and Centurion Bank.
[3]	FSB leverage ratio represents Tier 1 core capital ratio, (as defined by regulations issued by the OTS), calculated similarly to Tier 1 leverage ratio.
[4]	As defined by the regulations issued by the Federal Reserve, Office of the Comptroller of the Currency (OCC), OTS and FDIC.
[5]	Represents requirements for banking subsidiaries to be considered "well capitalized" pursuant to regulations issued under the Federal Deposit Insurance Corporation Improvement Act. There is no "well capitalized" definition for the Tier 1 leverage ratio for a bank holding company.

Regulatory Matters and Capital Adequacy (Details Textuals) (USD $)	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2010 American Express Centurion Bank [Member]	Dec. 31, 2009 American Express Centurion Bank [Member]	Dec. 31, 2008 American Express Centurion Bank [Member]	Dec. 31, 2010 American Express Federal Services Bank [Member]	Dec. 31, 2009 American Express Federal Services Bank [Member]	Dec. 31, 2008 American Express Federal Services Bank [Member]	Dec. 31, 2010 American Express Centurion And Federal Savings Bank [Member]	Dec. 31, 2009 American Express Centurion And Federal Savings Bank [Member]
Regulatory Matters and Capital Adequacy (Textuals) [Abstract]
Restricted net assets of subsidiaries	$ 9,300,000,000
Dividends paid from retained earnings to its parent company		0	0	650,000,000	0	0	150,000,000
Retained Earnings Available For Payment Of Dividends								$ 3,600,000,000	$ 2,100,000,000
Maximum percentage of proposed dividend for scrutiny	30.00%

Commitments and Contingencies (Details) (USD $) In Millions	Dec. 31, 2010
Minimum aggregate rental commitment under all noncancelable operating leases
2011	$ 222
2012	196
2013	183
2014	167
2015	138
Thereafter	1,071
Total	$ 1,977

Commitments and Contingencies (Details Textuals) (USD $)	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2007
Component of Operating Other Cost and Expense [Line Items]
Total rental expense	$ 250,000,000	$ 362,000,000	$ 337,000,000
Commitments and contingencies (Textuals)
Range of possible loss, minimum	0
Range of possible loss, Maximum	500,000,000
Aggregate maximum payments received by the company	4,050,000,000
Settlement with Visa				1,130,000,000
Settlement with Visa, after-tax				700,000,000
Pretax Quarterly Payments Visa	280,000,000	280,000,000	280,000,000
After Tax Quarterly Payments Visa	172,000,000	172,000,000	172,000,000
Pretax Quarterly Payments Master Card	600,000,000	600,000,000	300,000,000
After Tax Quarterly Payments Master Card	372,000,000	372,000,000	186,000,000
Contingent Obligations Co Brand Partners	7,500,000,000
Amount of rentals subject to subleasing arrangements	25,000,000
Future minimum payments on capital leases due, current	12,000,000
Future minimum payments on capital leases due,in two years	12,000,000
Future minimum payments on capital leases due,in three years	12,000,000
Future minimum payments on capital leases due,in four years	14,000,000
Future minimum payments on capital leases due,in five years	6,000,000
Future minimum payments on capital leases due, thereafter	35,000,000
Lease Termination Penalties [Member]
Component of Operating Other Cost and Expense [Line Items]
Total rental expense		$ 36,000,000

Reportable Operating Segments and Geographic Operations (Details) (USD $) In Millions	3 Months Ended														12 Months Ended
	Dec. 31, 2010		Sep. 30, 2010		Jun. 30, 2010		Mar. 31, 2010	Dec. 31, 2009		Sep. 30, 2009		Jun. 30, 2009		Mar. 31, 2009	Dec. 31, 2010		Dec. 31, 2009		Dec. 31, 2008		Dec. 31, 2007
Segment Reporting Information [Line Items]
Non-interest revenues															$ 22,950		$ 21,399		$ 24,719
Interest income															7,292		5,331		7,201
Interest expense															2,423		2,207		3,555
Total revenues, net of interest expense	7,322	[1]	7,033	[2]	6,858	[2]	6,606	6,489	[3]	6,016	[2]	6,092	[2],[3]	5,926	27,819		24,523		28,365
Total provision															2,207		5,313		5,798
Pretax income (loss) from continuing operations	1,477	[1]	1,640	[2]	1,595	[2]	1,252	961	[3]	918	[2]	418	[2],[3]	544	5,964	[4]	2,841	[4]	3,581	[4]
Income tax provision (benefit)															1,907		704		710
Income (Loss) from continuing operations	1,062	[1]	1,093	[2]	1,017	[2]	885	710	[3]	642	[2]	342	[2],[3]	443	4,057		2,137		2,871
Total equity	16,230							12,637							16,230		12,637		11,841		11,029
U.S. Card Services [Member]
Segment Reporting Information [Line Items]
Non-interest revenues															10,038		9,505		11,415
Interest income															5,390		3,216		4,425
Interest expense															812		568		1,641
Total revenues, net of interest expense															14,616		12,153		14,199
Total provision															1,591		3,769		4,389
Pretax income (loss) from continuing operations															3,537		586		1,343
Income tax provision (benefit)															1,291		175		365
Income (Loss) from continuing operations															2,246		411		978
Total equity	7,400							6,000							7,400		6,000		4,200
International Card Services [Member]
Segment Reporting Information [Line Items]
Non-interest revenues															3,685		3,447		3,782
Interest income															1,393		1,509		1,720
Interest expense															428		427		770
Total revenues, net of interest expense															4,650		4,529		4,732
Total provision															392		1,211		1,030
Pretax income (loss) from continuing operations															638		276		104
Income tax provision (benefit)															72		(56)		(217)
Income (Loss) from continuing operations															566		332		321
Total equity	2,200							2,300							2,200		2,300		2,200
Global Commercial Services [Member]
Segment Reporting Information [Line Items]
Non-interest revenues															4,622		4,158		5,082
Interest income															7		5		6
Interest expense															227		180		471
Total revenues, net of interest expense															4,402		3,983		4,617
Total provision															158		177		231
Pretax income (loss) from continuing operations															761		505		614
Income tax provision (benefit)															287		155		160
Income (Loss) from continuing operations															474		350	[5]	454
Total equity	3,700							3,700							3,700		3,700		3,600
Global Network And Merchant Services [Member]
Segment Reporting Information [Line Items]
Non-interest revenues															4,169		3,602		3,863
Interest income															4		1
Interest expense															(200)		(177)		(328)
Total revenues, net of interest expense															4,373		3,780		4,191
Total provision															61		135		127
Pretax income (loss) from continuing operations															1,649		1,445		1,579
Income tax provision (benefit)															586		508		529
Income (Loss) from continuing operations															1,063		937		1,050
Total equity	1,900							1,400							1,900		1,400		1,200
Corporate and Other [Member]
Segment Reporting Information [Line Items]
Non-interest revenues															436	[6]	687	[6]	577	[6]
Interest income															498	[6]	600	[6]	1,050	[6]
Interest expense															1,156	[6]	1,209	[6]	1,001	[6]
Total revenues, net of interest expense															(222)	[6]	78	[6]	626	[6]
Total provision															5	[6]	21	[6]	21	[6]
Pretax income (loss) from continuing operations															(621)	[6]	29	[6]	(59)	[6]
Income tax provision (benefit)															(329)	[6]	(78)	[6]	(127)	[6]
Income (Loss) from continuing operations															(292)	[6]	107	[6]	68	[6]
Total equity	1,000	[6]						1,000	[6]						1,000	[6]	1,000	[6]	600	[6]
Previously Reported Balance [Member]
Segment Reporting Information [Line Items]
Total equity								$ 14,406									$ 14,406

[1]	The results of operations for the quarter ended December 31, 2010 include restructuring charges in the amount of $98 million. Refer to Note 16 for further discussion of these items.
[2]	The results for the quarter ended September 30, 2009 include (i) a $135 million benefit representing the correction of an error related to the accounting for cumulative translation adjustments associated with a net investment in foreign subsidiaries and (ii) a $45 million benefit resulting from the change in the fair value of certain forward exchange contracts. The results of operations for the quarter ended June 30, 2009 include a $59 million benefit related to the completion of certain account reconciliations. Refer to Note 19 for further discussion of these items.
[3]	The results of operations for the quarter ended June 30, 2009 include restructuring charges in the amount of $199 million. Refer to Note 16 for further discussion of these items.
[4]	The data in the above table is, in part, based upon internal allocations, which necessarily involve management's judgment. Certain revisions and reclassifications have been made to 2009 and 2008 to conform to 2010 classifications and internal allocation methodology.
[5]	Excess spread, net was the net cash flow from interest and fee collections allocated to the investors' interests after deducting the interest paid on investor certificates, credit losses, contractual servicing fees, other expenses, and the changes in the fair value of the interest-only strip. This amount excludes issuer rate fees on the securitized accounts, which were recorded in discount revenue in the Company's Consolidated Statements of Income.
[6]	Corporate and Other includes adjustments and eliminations for intersegment activity.

Reportable Operating Segments and Geographic Operations (Details 1) (USD $) In Millions	3 Months Ended														12 Months Ended
	Dec. 31, 2010		Sep. 30, 2010		Jun. 30, 2010		Mar. 31, 2010	Dec. 31, 2009		Sep. 30, 2009		Jun. 30, 2009		Mar. 31, 2009	Dec. 31, 2010		Dec. 31, 2009		Dec. 31, 2008
Segment Revenues And Pretax Income Loss By Geographic Location [Line Items]
Total Revenues net of interest expense															$ 27,819	[1]	$ 24,523	[1]	$ 28,365	[1]
Pretax income (loss) from continuing operations	1,477	[2]	1,640	[3]	1,595	[3]	1,252	961	[4]	918	[3]	418	[3],[4]	544	5,964	[1]	2,841	[1]	3,581	[1]
Reportable Operating Segments and Geographic Operations (Textuals)
Restructuring charges															96	[5]	185		434	[6],[7]
United States Geographic Region [Member]
Segment Revenues And Pretax Income Loss By Geographic Location [Line Items]
Total Revenues net of interest expense															20,246	[1]	17,489	[1]	19,792	[1]
Pretax income (loss) from continuing operations															6,112	[1]	3,131	[1]	3,322	[1]
EMEA Geographic Region [Member]
Segment Revenues And Pretax Income Loss By Geographic Location [Line Items]
Total Revenues net of interest expense															3,297	[1],[8]	3,286	[1],[8]	3,693	[1],[8]
Pretax income (loss) from continuing operations															572	[1],[8]	407	[1],[8]	373	[1],[8]
JAPA Geographic Region [Member]
Segment Revenues And Pretax Income Loss By Geographic Location [Line Items]
Total Revenues net of interest expense															2,701	[1],[8]	2,294	[1],[8]	2,414	[1],[8]
Pretax income (loss) from continuing operations															304	[1],[8]	188	[1],[8]	122	[1],[8]
LACC Geographic Region [Member]
Segment Revenues And Pretax Income Loss By Geographic Location [Line Items]
Total Revenues net of interest expense															2,449	[1],[8]	2,315	[1],[8]	2,511	[1],[8]
Pretax income (loss) from continuing operations															503	[1],[8]	277	[1],[8]	291	[1],[8]
Other Unallocated [Member]
Segment Revenues And Pretax Income Loss By Geographic Location [Line Items]
Total Revenues net of interest expense															(874)	[1],[9]	(861)	[1],[9]	(45)	[1],[9]
Pretax income (loss) from continuing operations															(1,527)	[1],[9]	(1,162)	[1],[9]	(527)	[1],[9]
Corporate and Other [Member] | Severance [Member]
Reportable Operating Segments and Geographic Operations (Textuals)
Restructuring charges															133
Severance [Member]
Reportable Operating Segments and Geographic Operations (Textuals)
Restructuring charges															98	[10],[5]	161	[10]	366	[10],[6],[7]
Corporate and Other [Member]
Segment Revenues And Pretax Income Loss By Geographic Location [Line Items]
Pretax income (loss) from continuing operations															(621)	[11]	29	[11]	(59)	[11]
Reportable Operating Segments and Geographic Operations (Textuals)
Restructuring charges															$ (5)

[1]	The data in the above table is, in part, based upon internal allocations, which necessarily involve management's judgment. Certain revisions and reclassifications have been made to 2009 and 2008 to conform to 2010 classifications and internal allocation methodology.
[2]	The results of operations for the quarter ended December 31, 2010 include restructuring charges in the amount of $98 million. Refer to Note 16 for further discussion of these items.
[3]	The results for the quarter ended September 30, 2009 include (i) a $135 million benefit representing the correction of an error related to the accounting for cumulative translation adjustments associated with a net investment in foreign subsidiaries and (ii) a $45 million benefit resulting from the change in the fair value of certain forward exchange contracts. The results of operations for the quarter ended June 30, 2009 include a $59 million benefit related to the completion of certain account reconciliations. Refer to Note 19 for further discussion of these items.
[4]	The results of operations for the quarter ended June 30, 2009 include restructuring charges in the amount of $199 million. Refer to Note 16 for further discussion of these items.
[5]	Net adjustments of $27 million were recorded in the Company's reportable operating segments as follows: $4 million in USCS, $13 million in ICS, $(2) million in GCS, and $12 million in Corporate & Other. These adjustments primarily relate to higher employee redeployments to other positions within the Company, business changes and modifications to existing initiatives.
[6]	Adjustments primarily relate to higher than anticipated redeployments of displaced employees to other positions within the Company.
[7]	Includes $17 million related to discontinued operations.
[8]	EMEA represents Europe, Middle East and Africa, JAPA represents Japan, Asia/Pacific and Australia and LACC represents Latin America, Canada and Caribbean.
[9]	Other Unallocated includes net costs results which are not directly allocable to specific geographic regions, including costs related to the net negative interest spread on excess liquidity funding and executive office operations expenses.
[10]	Accounted for in accordance with the GAAP governing the accounting for nonretirement postemployment benefits and for costs associated with exit or disposal activities.
[11]	Corporate and Other includes adjustments and eliminations for intersegment activity.

Parent Company (Details) (USD $)	3 Months Ended																12 Months Ended
	Dec. 31, 2010		Sep. 30, 2010		Jun. 30, 2010		Mar. 31, 2010		Dec. 31, 2009		Sep. 30, 2009		Jun. 30, 2009		Mar. 31, 2009		Dec. 31, 2010		Dec. 31, 2009		Dec. 31, 2008
Non-interest revenues
Gain on sale of securities																	$ (5,000,000)		$ 225,000,000		$ 12,000,000
Other																	1,927,000,000		2,087,000,000		2,157,000,000
Total non-interest revenues																	22,950,000,000		21,399,000,000		24,719,000,000
Interest income																	7,292,000,000		5,331,000,000		7,201,000,000
Interest expense																	(2,423,000,000)		(2,207,000,000)		(3,555,000,000)
Expenses
Salaries and employee benefits																	5,566,000,000		5,080,000,000		6,090,000,000
Other											3,122,000,000						2,632,000,000		2,414,000,000		3,122,000,000
Total																	19,648,000,000		16,369,000,000		18,986,000,000
Income tax provision																	1,907,000,000		704,000,000		710,000,000
Net loss before equity in net income of subsidiaries and affiliates	1,477,000,000	[1]	1,640,000,000	[2]	1,595,000,000	[2]	1,252,000,000		961,000,000	[3]	918,000,000	[2]	418,000,000	[2],[3]	544,000,000		5,964,000,000	[4]	2,841,000,000	[4]	3,581,000,000	[4]
Income from continuing operations	1,062,000,000	[1]	1,093,000,000	[2]	1,017,000,000	[2]	885,000,000		710,000,000	[3]	642,000,000	[2]	342,000,000	[2],[3]	443,000,000		4,057,000,000		2,137,000,000		2,871,000,000
Loss from discontinued operations, net of tax	0	[1]	0		0		0		(6,000,000)	[3]	2,000,000	[2]	5,000,000	[2],[3]	6,000,000		0		7,000,000		172,000,000
Net income	1,062,000,000	[1],[3]	1,093,000,000	[2]	1,017,000,000	[2]	885,000,000	[2]	716,000,000	[2],[3]	640,000,000	[2]	337,000,000	[2],[3]	437,000,000	[2]	4,057,000,000		2,130,000,000		2,699,000,000
Parent Company [Member]
Non-interest revenues
Gain on sale of securities																	0		211,000,000		0
Other																	8,000,000		4,000,000		6,000,000
Total non-interest revenues																	8,000,000		215,000,000		6,000,000
Interest income																	136,000,000		142,000,000		286,000,000
Interest expense																	(638,000,000)		(562,000,000)		(462,000,000)
Total revenues net of interest expense																	(494,000,000)		(205,000,000)		(170,000,000)
Expenses
Salaries and employee benefits																	153,000,000		111,000,000		129,000,000
Other																	117,000,000		161,000,000		119,000,000
Total																	270,000,000		272,000,000		248,000,000
Pretax income from continuing operations																	(764,000,000)		(477,000,000)		(418,000,000)
Income tax provision																	(292,000,000)		(164,000,000)		(176,000,000)
Net loss before equity in net income of subsidiaries and affiliates																	(472,000,000)		(313,000,000)		(242,000,000)
Equity in net income of subsidiaries and affiliates																	4,529,000,000		2,450,000,000		3,113,000,000
Income from continuing operations																	4,057,000,000		2,137,000,000		2,871,000,000
Loss from discontinued operations, net of tax																	0		(7,000,000)		(172,000,000)
Net income																	$ 4,057,000,000		$ 2,130,000,000		$ 2,699,000,000

[1]	The results of operations for the quarter ended December 31, 2010 include restructuring charges in the amount of $98 million. Refer to Note 16 for further discussion of these items.
[2]	The results for the quarter ended September 30, 2009 include (i) a $135 million benefit representing the correction of an error related to the accounting for cumulative translation adjustments associated with a net investment in foreign subsidiaries and (ii) a $45 million benefit resulting from the change in the fair value of certain forward exchange contracts. The results of operations for the quarter ended June 30, 2009 include a $59 million benefit related to the completion of certain account reconciliations. Refer to Note 19 for further discussion of these items.
[3]	The results of operations for the quarter ended June 30, 2009 include restructuring charges in the amount of $199 million. Refer to Note 16 for further discussion of these items.
[4]	The data in the above table is, in part, based upon internal allocations, which necessarily involve management's judgment. Certain revisions and reclassifications have been made to 2009 and 2008 to conform to 2010 classifications and internal allocation methodology.

Parent Company (Details 1) (USD $)	Dec. 31, 2010		Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2007
Assets
Cash and cash equivalents	$ 16,709,000,000		$ 16,599,000,000	$ 21,654,000,000	$ 16,740,000,000
Investment securities	14,010,000,000		20,700,000,000
Premises and equipment - at cost, less accumulated depreciation: 2010, $41; 2009, $34	2,905,000,000		2,782,000,000
Other assets	15,368,000,000	[1]	15,400,000,000
Total assets	147,042,000,000		125,145,000,000
Liabilities and Shareholders' Equity
Long-term debt (includes debt issued by consolidated variable interest entities: 2010, $ 23,341 ; 2009, $ 4,970)	66,416,000,000	[2]	77,300,000,000
Total liabilities	130,812,000,000		110,739,000,000
Shareholders' Equity
Common shares	238,000,000		237,000,000
Additional paid-in capital	11,937,000,000		11,144,000,000
Retained earnings	4,972,000,000		3,737,000,000
Accumulated other comprehensive loss	(917,000,000)		(712,000,000)
Total shareholders' equity	16,230,000,000		12,637,000,000	11,841,000,000	11,029,000,000
Total liabilities and shareholders' equity	147,042,000,000		125,145,000,000
Parent Company (Textuals) [Abstract]
Premises and equipment, accumulated depreciation	4,483,000,000		4,130,000,000
Parent Company [Member]
Assets
Cash and cash equivalents	5,267,000,000		5,679,000,000	3,000,000	3,000,000
Investment securities	475,000,000		530,000,000
Equity in net assets of subsidiaries and affiliates of continuing operations	15,603,000,000		14,677,000,000
Accounts receivable, less reserves	831,000,000		523,000,000
Premises and equipment - at cost, less accumulated depreciation: 2010, $41; 2009, $34	73,000,000		52,000,000
Loans to affiliates	4,942,000,000		3,879,000,000
Due from subsidiaries	1,196,000,000		402,000,000
Other assets	458,000,000		389,000,000
Total assets	28,845,000,000		26,131,000,000
Liabilities and Shareholders' Equity
Accounts payable and other liabilities	1,366,000,000		1,398,000,000
Due to affiliates	911,000,000		69,000,000
Long-term affiliate debt	0		15,000,000
Long-term debt (includes debt issued by consolidated variable interest entities: 2010, $ 23,341 ; 2009, $ 4,970)	10,338,000,000		10,243,000,000
Total liabilities	12,615,000,000		11,725,000,000
Shareholders' Equity
Common shares	238,000,000		237,000,000
Additional paid-in capital	11,937,000,000		11,144,000,000
Retained earnings	4,972,000,000		3,737,000,000
Accumulated other comprehensive loss	(917,000,000)		(712,000,000)
Total shareholders' equity	16,230,000,000		14,406,000,000
Total liabilities and shareholders' equity	$ 28,845,000,000		$ 26,131,000,000

[1]	The balances as of December 31, 2009 include an undivided, pro-rata interest in an unconsolidated variable interest entity (historically referred to as "seller's interest") totaling $8,752, of which $8,033 is included in cardmember loans and $719 is included in other assets. Refer to Note 7 for additional details.
[2]	The outstanding balances include (i) unamortized discounts (ii) the impact of movements in exchange rates on foreign currency denominated debt ( $0.6 billion and $1.2 billion as of December 31, 2010 and 2009, respectively), and (iii) the impact of fair value hedge accounting on certain fixed rate notes that have been swapped to floating rate through the use of interest rate swaps. Under fair value hedge accounting, the outstanding balances on these fixed rate notes are adjusted to reflect the impact of changes in fair value due to changes in interest rates. As of December 31, 2010 and 2009, the impact on long-term debt due to fair value hedge accounting was an increase of $0.8 billion and $0.6 billion, respectively. Refer to Note 12 for more details on the Company?s treatment of fair value hedges.

Parent Company (Details 2) (USD $)	3 Months Ended																12 Months Ended
	Dec. 31, 2010		Sep. 30, 2010		Jun. 30, 2010		Mar. 31, 2010		Dec. 31, 2009		Sep. 30, 2009		Jun. 30, 2009		Mar. 31, 2009		Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Cash Flows from Operating Activities
Net income	$ 1,062,000,000	[1],[2]	$ 1,093,000,000	[3]	$ 1,017,000,000	[3]	$ 885,000,000	[3]	$ 716,000,000	[2],[3]	$ 640,000,000	[3]	$ 337,000,000	[2],[3]	$ 437,000,000	[3]	$ 4,057,000,000	$ 2,130,000,000	$ 2,699,000,000
Equity in net (income) loss of subsidiaries and affiliates:
Discontinued operations	0	[1]	0		0		0		6,000,000	[2]	(2,000,000)	[3]	(5,000,000)	[2],[3]	(6,000,000)		0	(7,000,000)	(172,000,000)
Gain on sale of securities																	5,000,000	(225,000,000)	(12,000,000)
Net cash provided by operating activities																	9,288,000,000	6,337,000,000	7,773,000,000
Cash Flows from Investing Activities
Purchase of premises and equipment																	(887,000,000)	(772,000,000)	(977,000,000)
Purchase of investments																	(7,804,000,000)	(13,719,000,000)	(14,724,000,000)
Net cash (used in) provided by investing activities																	(1,229,000,000)	(6,752,000,000)	7,561,000,000
Cash Flows from Financing Activities
Issuance of debt																	5,918,000,000	6,697,000,000	19,213,000,000
Principal payments on long-term debt																	(17,670,000,000)	(15,197,000,000)	(13,787,000,000)
Issuance of American Express Series A preferred shares and warrants																	0	3,389,000,000	0
Issuance of American Express common shares and other																	663,000,000	614,000,000	176,000,000
Repurchase of American Express Series A preferred shares																	0	(3,389,000,000)	0
Repurchase of American Express stock warrants																	0	(340,000,000)	0
Repurchase of American Express common shares																	(590,000,000)	0	(218,000,000)
Dividends paid																	(867,000,000)	(924,000,000)	(836,000,000)
Net cash used in financing activities																	(8,084,000,000)	(4,647,000,000)	(10,440,000,000)
Net increase (decrease) in cash and cash equivalents																	110,000,000	(5,055,000,000)	4,914,000,000
Cash and cash equivalents at beginning of year includes cash of discontinued operations: 2010, $0; 2009, $3; 2008, $6,390							16,599,000,000								21,654,000,000		16,599,000,000	21,654,000,000	16,740,000,000
Cash and cash equivalents at end of year includes cash of discontinued operations: 2010, $0; 2009, $0; 2008, $3	16,709,000,000								16,599,000,000								16,709,000,000	16,599,000,000	21,654,000,000
Parent Company [Member]
Cash Flows from Operating Activities
Net income																	4,057,000,000	2,130,000,000	2,699,000,000
Equity in net (income) loss of subsidiaries and affiliates:
Continuing operations																	(4,530,000,000)	(2,450,000,000)	(3,113,000,000)
Discontinued operations																	0	7,000,000	172,000,000
Dividends received from subsidiaries and affiliates																	1,999,000,000	1,103,000,000	2,340,000,000
Gain on sale of securities																	0	(211,000,000)	0
Other operating activities, primarily with subsidiaries																	(39,000,000)	246,000,000	93,000,000
Net cash provided by operating activities																	1,487,000,000	825,000,000	2,191,000,000
Cash Flows from Investing Activities
Sale/redemption of investments																	9,000,000	361,000,000	0
Purchase of premises and equipment																	(32,000,000)	(20,000,000)	(14,000,000)
Loans to affiliates																	(1,064,000,000)	2,665,000,000	(2,008,000,000)
Loan,affiliate in discontinued operations																	0	0	(238,000,000)
Purchase of investments																	(3,000,000)	0	0
Investments in affiliates																	0	0	(58,000,000)
Net cash (used in) provided by investing activities																	(1,090,000,000)	3,006,000,000	(2,318,000,000)
Cash Flows from Financing Activities
Issuance of debt																	0	3,000,000,000	3,000,000,000
Principal payments on long-term debt																	0	(505,000,000)	(1,995,000,000)
Long-term affiliate debt																	(15,000,000)	0	0
Issuance of American Express Series A preferred shares and warrants																	0	3,389,000,000	0
Issuance of American Express common shares and other																	663,000,000	614,000,000	176,000,000
Repurchase of American Express Series A preferred shares																	0	(3,389,000,000)	0
Repurchase of American Express stock warrants																	0	(340,000,000)
Repurchase of American Express common shares																	(590,000,000)	0	(218,000,000)
Dividends paid																	(867,000,000)	(924,000,000)	(836,000,000)
Net cash used in financing activities																	(809,000,000)	1,845,000,000	127,000,000
Net increase (decrease) in cash and cash equivalents																	(412,000,000)	5,676,000,000	0
Cash and cash equivalents at beginning of year includes cash of discontinued operations: 2010, $0; 2009, $3; 2008, $6,390																	5,679,000,000	3,000,000	3,000,000
Cash and cash equivalents at end of year includes cash of discontinued operations: 2010, $0; 2009, $0; 2008, $3	$ 5,267,000,000								$ 5,679,000,000								$ 5,267,000,000	$ 5,679,000,000	$ 3,000,000

[1]	The results of operations for the quarter ended December 31, 2010 include restructuring charges in the amount of $98 million. Refer to Note 16 for further discussion of these items.
[2]	The results of operations for the quarter ended June 30, 2009 include restructuring charges in the amount of $199 million. Refer to Note 16 for further discussion of these items.
[3]	The results for the quarter ended September 30, 2009 include (i) a $135 million benefit representing the correction of an error related to the accounting for cumulative translation adjustments associated with a net investment in foreign subsidiaries and (ii) a $45 million benefit resulting from the change in the fair value of certain forward exchange contracts. The results of operations for the quarter ended June 30, 2009 include a $59 million benefit related to the completion of certain account reconciliations. Refer to Note 19 for further discussion of these items.

Parent Company (Details) (Textuals) (Parent Company [Member], USD $)	Dec. 31, 2010
Parent Company (Textuals) [Abstract]
Guarantees of indebtedness	$ 107,000,000
Lines of credit drawn down	$ 0

Quarterly Financial Data (Unaudited) (Details) (USD $)	3 Months Ended																12 Months Ended												6 Months Ended
	Dec. 31, 2010		Sep. 30, 2010		Jun. 30, 2010		Mar. 31, 2010		Dec. 31, 2009		Sep. 30, 2009		Jun. 30, 2009		Mar. 31, 2009		Dec. 31, 2010		Dec. 31, 2009		Dec. 31, 2008		Dec. 31, 2010 Severance [Member]		Dec. 31, 2009 Severance [Member]		Dec. 31, 2008 Severance [Member]		Jun. 30, 2009 Downsizing and Reorganizing Operations [Member]
Disclosure of quarterly financial data
Total revenues, net of interest expense	$ 7,322,000,000	[1]	$ 7,033,000,000	[2]	$ 6,858,000,000	[2]	$ 6,606,000,000		$ 6,489,000,000	[3]	$ 6,016,000,000	[2]	$ 6,092,000,000	[2],[3]	$ 5,926,000,000		$ 27,819,000,000		$ 24,523,000,000		$ 28,365,000,000
Pretax income (loss) from continuing operations	1,477,000,000	[1]	1,640,000,000	[2]	1,595,000,000	[2]	1,252,000,000		961,000,000	[3]	918,000,000	[2]	418,000,000	[2],[3]	544,000,000		5,964,000,000	[4]	2,841,000,000	[4]	3,581,000,000	[4]
Income from continuing operations	1,062,000,000	[1]	1,093,000,000	[2]	1,017,000,000	[2]	885,000,000		710,000,000	[3]	642,000,000	[2]	342,000,000	[2],[3]	443,000,000		4,057,000,000		2,137,000,000		2,871,000,000
Loss from discontinued operations, net of tax	0	[1]	0		0		0		6,000,000	[3]	(2,000,000)	[2]	(5,000,000)	[2],[3]	(6,000,000)		0		(7,000,000)		(172,000,000)
Net income	1,062,000,000	[1],[3]	1,093,000,000	[2]	1,017,000,000	[2]	885,000,000	[2]	716,000,000	[2],[3]	640,000,000	[2]	337,000,000	[2],[3]	437,000,000	[2]	4,057,000,000		2,130,000,000		2,699,000,000
Earnings per Common Share - Basic: (Note 18)
Continuing operations	$ 0.88	[1]	$ 0.91	[2]	$ 0.84	[2]	$ 0.74		$ 0.59	[3]	$ 0.54	[2]	$ 0.09	[2],[3]	$ 0.32		$ 3.37	[5]	$ 1.55	[5],[6]	$ 2.47	[5]
Discontinued operations	$ 0	[1]	$ 0		$ 0		$ 0		$ 0.01	[3]	$ 0	[2]	$ 0	[2],[3]	$ (0.01)		$ 0		$ (0.01)		$ (0.14)
Net income	$ 0.88	[1]	$ 0.91	[2]	$ 0.84	[2]	$ 0.74		$ 0.6	[3]	$ 0.54	[2]	$ 0.09	[2],[3]	$ 0.31		$ 3.37	[5]	$ 1.54	[5]	$ 2.33	[5]
Earnings per Common Share - Diluted: (Note 18)
Continuing operations	$ 0.88	[1]	$ 0.9	[2]	$ 0.84	[2]	$ 0.73		$ 0.59	[3]	$ 0.54	[2]	$ 0.09	[2],[3]	$ 0.32		$ 3.35	[5]	$ 1.54	[5]	$ 2.47	[5]
Discontinued operations	$ 0	[1]	$ 0		$ 0		$ 0		$ 0.01	[3]	$ (0.01)	[2]	$ 0	[2],[3]	$ (0.01)		$ 0		$ 0		$ (0.15)
Net income	$ 0.88	[1]	$ 0.9	[2]	$ 0.84	[2]	$ 0.73		$ 0.6	[3]	$ 0.53	[2]	$ 0.09	[2],[3]	$ 0.31		$ 3.35	[5]	$ 1.54	[5]	$ 2.32	[5]
Cash dividends declared per common share	$ 0.18	[1]	$ 0.18	[2]	$ 0.18	[2]	$ 0.18		$ 0.18	[3]	$ 0.18	[2]	$ 0.18	[2],[3]	$ 0.18		$ 0.72				$ 0.72
Common share price:
High	$ 46.78	[1]	$ 45.68	[2]	$ 49.19	[2]	$ 43.25		$ 42.25	[3]	$ 36.5	[2]	$ 28.45	[2],[3]	$ 21.38
Low	$ 37.33	[1]	$ 38.42	[2]	$ 37.13	[2]	$ 36.6		$ 31.69	[3]	$ 22	[2]	$ 13.08	[2],[3]	$ 9.71
Restructuring Reserve By Type Of Restructuring [Line Items]
Restructuring charges																	$ 96,000,000	[7]	$ 185,000,000		$ 434,000,000	[8],[9]	$ 98,000,000	[10],[7]	$ 161,000,000	[10]	$ 366,000,000	[10],[8],[9]	$ 199,000,000

[1]	The results of operations for the quarter ended December 31, 2010 include restructuring charges in the amount of $98 million. Refer to Note 16 for further discussion of these items.
[2]	The results for the quarter ended September 30, 2009 include (i) a $135 million benefit representing the correction of an error related to the accounting for cumulative translation adjustments associated with a net investment in foreign subsidiaries and (ii) a $45 million benefit resulting from the change in the fair value of certain forward exchange contracts. The results of operations for the quarter ended June 30, 2009 include a $59 million benefit related to the completion of certain account reconciliations. Refer to Note 19 for further discussion of these items.
[3]	The results of operations for the quarter ended June 30, 2009 include restructuring charges in the amount of $199 million. Refer to Note 16 for further discussion of these items.
[4]	The data in the above table is, in part, based upon internal allocations, which necessarily involve management's judgment. Certain revisions and reclassifications have been made to 2009 and 2008 to conform to 2010 classifications and internal allocation methodology.
[5]	Represents income from continuing operations or net income, as applicable, less (i) accelerated preferred dividend accretion of $212 million for the year ended December 31, 2009 due to the repurchase of $3.39 billion of preferred shares issued as part of the Capital Purchase Program (CPP), (ii) preferred share dividends and related accretion of $94 million for the year ended December 31, 2009, and (iii) earnings allocated to participating share awards and other items of $51 million, $22 million and $15 million for the years ended December 31, 2010, 2009 and 2008, respectively.
[6]	Upon adoption of new GAAP effective January 1, 2010, the Lending Trust was consolidated. The December 31, 2009 non-consolidated outstanding balance was $25.0 billion and the year-end stated rate was 0.87 percent.
[7]	Net adjustments of $27 million were recorded in the Company's reportable operating segments as follows: $4 million in USCS, $13 million in ICS, $(2) million in GCS, and $12 million in Corporate & Other. These adjustments primarily relate to higher employee redeployments to other positions within the Company, business changes and modifications to existing initiatives.
[8]	Adjustments primarily relate to higher than anticipated redeployments of displaced employees to other positions within the Company.
[9]	Includes $17 million related to discontinued operations.
[10]	Accounted for in accordance with the GAAP governing the accounting for nonretirement postemployment benefits and for costs associated with exit or disposal activities.